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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

1221 AVENUE OF THE AMERICAS 5th FLOOR NEW YORK, NY			10020
(Address of principal executive offices)			(Zip code)

RONALD E. ROBISON 1221 AVENUE OF THE AMERICAS 5th FLOOR NEW YORK, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	9/30

Date of reporting period:	9/30/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Morgan Stanley Investment Management

Morgan Stanley
Institutional Fund Trust

Balanced Portfolio
Balanced

Equity Portfolios
Mid Cap Growth	U.S. Small Cap Value
U.S. Mid Cap Value	Value

Fixed Income Portfolios
Core Fixed Income	International Fixed Income
Core Plus Fixed Income	Investment Grade Fixed Income
Equities Plus	Limited Duration
High Yield	Long Duration Fixed Income
Intermediate Duration	Municipal

September 30, 2006

Annual Report

2006 Annual Report

September 30, 2006

Table of Contents

Shareholders’ Letter	2
Investment Advisory Agreement Approval	3
Investment Overviews & Portfolios of Investments Balanced Portfolio:
Balanced	8
Equity Portfolios:
Mid Cap Growth	23
U.S. Mid Cap Value	27
U.S. Small Cap Value	31
Value	36
Fixed Income Portfolios:
Core Fixed Income Distinguishing Characteristics & General Strategy	41
Core Fixed Income	41
Core Plus Fixed Income	52
Equities Plus	64
High Yield	69
Intermediate Duration	78
International Fixed Income	87
Investment Grade Fixed Income	92
Limited Duration	102
Long Duration Fixed Income	112
Municipal	117
Statements of Assets & Liabilities	128
Statements of Operations	136
Statements of Changes in Net Assets	139
Statements of Cash Flows	148
Financial Highlights	150
Notes to Financial Statements	170
Report of Independent Registered Public Accounting Firm	185
Federal Income Tax Information	186
Trustee and Officer Information	187

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com/im.

2006 Annual Report

September 30, 2006

Shareholders’ Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust’s (the “Fund”) Annual Report for the year ended September 30, 2006. Our Fund currently consists of 18 portfolios. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

October 2006

2006 Annual Report

September 30, 2006

Investment Advisory Agreement Approval (unaudited)

BALANCED, EQUITY AND FIXED INCOME PORTFOLIOS

The Board considered the following with respect to each Portfolio:

Nature, Extent and Quality of Services

With respect to each Portfolio, except the Equities Plus and Long Duration Fixed Income Portfolios, the Board considered on April 25, 2006 whether it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Advisory and Administration Agreements for another year. With respect to the Equities Plus and Long Duration Fixed Income Portfolios, the Board considered at the Portfolios’ organizational meetings on February 6, 2006 and April 25, 2006, respectively, whether to approve the Advisory and Administration Agreements on behalf of each new Portfolio.

Specifically, the Board reviewed and considered the nature and extent of the investment advisory services provided/to be provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser to the extent applicable to the International Fixed Income Portfolio. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided/to be provided by the Portfolios’ Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided/to be provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide or are to provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided/to be provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Portfolios, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed each Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2005 (except for the Equities Plus and Long Duration Fixed Income Portfolios because both Portfolios are new), as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”) for each Portfolio. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing each Portfolio. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund’s investment strategy and/or investment personnel.

With respect to the U.S. Mid Cap Value, Balanced, U.S. Small Cap Value, Mid Cap Growth, Core Fixed Income, Core Plus Fixed Income, Investment Grade Fixed Income, Intermediate Duration, Limited Duration and Municipal Portfolios, the Board concluded that each Portfolio’s performance was competitive with that of its performance peer group.

2006 Annual Report

September 30, 2006

Investment Advisory Agreement Approval (cont’d)

With respect to the Value Portfolio, the Board considered that adherence to the Portfolio’s investment strategy may result in periods of underperformance, but that, over time, adherence to the Portfolio’s investment strategy is appropriate. The Board concluded that the performance of the Portfolio was acceptable.

With respect to the International Fixed Income Portfolio, the Board considered that the Portfolio’s currency exposure is unhedged, whereas many of the funds in the Portfolio’s peer group hedge their currency exposure, which affects the Portfolio’s performance depending on the strength of the U.S. dollar. The Board concluded that the performance of the Portfolio was acceptable.

With respect to the High Yield Portfolio, the Board concluded that the Portfolio can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken by the Adviser with respect to the Portfolio’s investment strategy and/or investment personnel.

With respect to the Equities Plus and Long Duration Fixed Income Portfolios, the Board considered that the Adviser planned to arrange for a public offering of shares of the Portfolios to raise assets for investment and that the offerings had not yet begun. The Board concluded that, since the Portfolios had no assets to invest (other than seed capital that the Adviser will supply) and had no track records of performance, this was not a factor it needed to address at the present time.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate paid by each Portfolio under the Management Agreement.

With respect to the Core Fixed Income and Investment Grade Fixed Income Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios.

With respect to the U.S. Mid Cap Value, Value, U.S. Small Cap Value, Mid Cap Growth, Core Plus Fixed Income, High Yield and Limited Duration Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios taking into account the scope and value of the services provided.

With respect to the Balanced, International Fixed Income, Intermediate Duration, Municipal, Equities Plus and Long Duration Fixed Income Portfolios, the Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Portfolios.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

With respect to each Portfolio, except the Equities Plus and Long Duration Fixed Income Portfolios, the Board reviewed the management fee rate and total expense ratio of each Portfolio as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolios, as shown in the Lipper Reports. The Board concluded that each Portfolio’s management fee rate and total expense ratio were competitive with those of its expense peer group.

With respect to the Equities Plus and Long Duration Fixed Income Portfolios, the Board reviewed the management fee rate and total expense ratio of each Portfolio as compared to the average management fee rate and average total expense ratio for a

2006 Annual Report

September 30, 2006

Investment Advisory Agreement Approval (cont’d)

comparable Lipper category average, selected by the Adviser (the “expense peer group”). The Board concluded that the Portfolios’ management fee rates and total expense ratios, taking into account the proposed expense caps, were competitive with those of their expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of each Portfolio’s management fee schedule under the Management Agreement.

With respect to the U.S. Mid Cap Value, Value, U.S. Small Cap Value, Core Plus Fixed Income and High Yield Portfolios, the Board noted that each Portfolio’s management fee schedule includes one or more breakpoints. The Board also reviewed the level of each Portfolio’s management fee and noted that each fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because each management fee includes one or more breakpoints. The Board concluded that each Portfolio’s management fee would reflect economies of scale as assets increase.

With respect to the Balanced, International Fixed Income, Core Fixed Income, Intermediate Duration, Equities Plus and Long Duration Fixed Income Portfolios, the Board noted that the Portfolios’ management fee schedules do not include any breakpoints. The Board considered that the Portfolios’ assets under management were relatively small. The Board concluded that economies of scale for the Portfolios were not a factor that needed to be considered at the present time.

With respect to the Mid Cap Growth, Investment Grade Fixed Income, Limited Duration and Municipal Portfolios, the Board noted that the Portfolios’ management fee schedules do not include any breakpoints. The Board also reviewed the level of each Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low, so that, in effect, economies of scale were built into each management fee structure.

Profitability of the Adviser and Affiliates

With respect to each Portfolio, except the Equities Plus and Long Duration Fixed Income Portfolios, the Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with each Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolios.

With respect to the Equities Plus and Long Duration Fixed Income Portfolios, since the Portfolios have not begun operations and have not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived/to be derived by the Adviser and affiliates from their relationship with each Portfolio and the Morgan Stanley Fund Complex. The Board considered the “float” benefits derived/to be derived from handling of checks for purchases and sales of Portfolio shares, through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives/will receive from each Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and the 12b-1 fees were competitive with those of other broker-dealers.

With respect to the U.S. Mid Cap Value, Balanced, Value, U.S. Small Cap Value, Mid Cap Growth and Equities Plus Portfolios, the Board considered “soft dollar” benefits (discussed in the next section). The Board also considered that an affiliate of the

2006 Annual Report

September 30, 2006

Investment Advisory Agreement Approval (cont’d)

Adviser sold a joint venture that owned an electronic trading system network (“ECN”), which may be used by the Adviser for trading on behalf of the Portfolios. As part of the sale of the joint venture, the affiliate receives a 10-year payout based on the revenue stream from trading on the ECN.  Although the affiliate disgorges the portion of the payout that is comprised of commissions received from trades executed by the Adviser on the ECN to a charitable organization, the Board considered the fact that trades by the Adviser would increase order flow, and, thus, result in a potential fall-out benefit to the affiliate. The Board concluded that the affiliate disgorged revenues in connection with the ECN-related revenue and the potential fall-out benefit from increased order flow was relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Portfolios and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios.

With respect to the U.S. Mid Cap Value, Balanced, Value, U.S. Small Cap Value, Mid Cap Growth and Equities Plus Portfolios, the Adviser informed the Board that it does not/will not use Portfolio commissions to pay for third party research. It does/will use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolios and other funds in the Morgan Stanley Fund Complex.

With respect to the International Fixed Income, Core Fixed Income, Core Plus Fixed Income, High Yield, Investment Grade Fixed Income, Intermediate Duration, Limited Duration, Municipal and Long Duration Fixed Income Portfolios, the Board noted that the Portfolios invest or may invest only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Portfolios’ Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolios and the Adviser

With respect to each Portfolio, except the Equities Plus and Long Duration Fixed Income Portfolios, the Board also reviewed and considered the historical relationship between each Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios’ operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for each Portfolio to continue its relationship with the Adviser.

With respect to the Equities Plus and Long Duration Fixed Income Portfolios, the Board also reviewed and considered the proposed relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser that will be utilized for managing the Portfolios’ operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Portfolios to approve the relationship with the Adviser.

2006 Annual Report

September 30, 2006

Investment Advisory Agreement Approval (cont’d)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio’s business.

General Conclusion

With respect to each Portfolio, except the Equities Plus and Long Duration Fixed Income Portfolios, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

With respect to the Equities Plus and Long Duration Fixed Income Portfolios, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolios and their future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board if it is to continue in effect.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Balanced Portfolio

The Balanced Portfolio seeks to realize above-average total return over a market cycle of three to five years. The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio’s equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio’s fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as ‘‘junk bonds’’). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may invest in real estate investment trusts (REITs), asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High yield fixed income securities represent a much greater risk of default and tend to be more volatile than higher rated bonds. Freddie Mac, Fannie Mae, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2006, the Portfolio's Institutional Class had a total return of 8.21% compared to 10.79% for the S&P 500® Index, 3.67% for the Lehman Brothers U.S. Aggregate Bond Index, 3.71% for the Citigroup U.S. Broad Investment Grade Bond Index and 7.92% for the Blended Index, a blend of 60% S&P 500® Index and 40% Lehman Brothers U.S. Aggregate Bond Index.

Factors Affecting Performance

•                  Global economic growth proved surprisingly resilient toward the end of 2005 and first quarter of 2006 despite skyrocketing oil prices, U.S. natural disasters and rising interest rates. The U.S. was a significant underperformer as stocks struggled with the impact of higher interest rates and energy costs. Economic recovery gathered strength in Japan, heralding an end to its deflationary cycle. Even Europe, with a fragile economic recovery, posted strong gains.

•                  However, global financial markets were whipsawed in the second quarter of 2006. Fears about rising inflation, higher interest rates and a slowing U.S. economy rattled markets worldwide. Global equities, particularly emerging markets, suffered steep sell-offs. Investors took the opportunity to de-leverage their portfolios during this correction, further exacerbating the markets’ declines. Markets recovered during the third quarter of 2006 given a more dovish tone by the U.S. Federal Reserve Bank.

•                  Our asset allocation decision to overweight stocks and underweight bonds benefited the Portfolio. A string of positive global economic data supported stock prices, and helped stocks outperform bonds.

•                  Within the Portfolio’s opportunistic allocation, an allocation to non-U.S. regions, particularly emerging markets and Japan, added to results. Investment flows into emerging countries remained at record levels, which lifted stock prices. Japanese stocks rallied, buoyed by positive economic and earnings news.

•                  An opportunistic allocation to gold was also favorable for the Portfolio. The price of gold soared amid lingering concerns about inflationary pressures and heavy buying by hedge funds.

•                  In addition, the Portfolio’s core fixed income strategy contributed to returns. The Portfolio’s below-benchmark interest rate sensitivity benefited relative performance as short-and intermediate-term Treasury yields rose during the one-year period.

•                  Within U.S. equities, stock selection in industrials and materials added to returns. Partially offsetting these positive decisions was sector selection including an underweight in banks and overweight in health care equipment and services.

Management Strategies

•                  Given the U.S. economy’s clear transition from a phase of strong GDP growth to a phase of moderate GDP growth, the recent drop in crude oil prices and tepid wage growth as well as looming risks such as an oil price spike, geopolitical conflicts and central bank policy errors, we maintained the Portfolio’s overweight to equities and underweight in fixed income relative to the Lehman Brothers U.S. Aggregate Bond Index.

•                  Within the Portfolio’s opportunistic investments, we maintained exposures to the emerging markets, Japan, Europe, and gold. Fundamentals appeared promising for emerging markets given current account surpluses, higher savings rates, improved debt management and favorable relative valuations. In Japan, economic recovery continued to be led by domestic demand, largely in the form of business spending. The Eurozone

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Balanced Portfolio

region seemed to be enjoying a “Goldilocks” recovery with inflation having fallen to its lowest level in more than two years and business and consumer confidence soaring to a five-year high.

•                  Although we have reduced the Portfolio’s gold position, we have maintained some exposure.

•                  Within U.S. equity sectors, we moved the Portfolio to overweight positions in the technology and industrials sectors. We also continued our focus on defensive growth industries such as health care, food, beverage and tobacco, and consumer staples, while avoiding interest rate sensitive sectors such as banks, retail and autos.

*	Minimum Investment
**	Commenced offering on April 3, 1997.
***	Commenced offering on November 1, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the S&P 500® Index(1), Lehman Brothers U.S. Aggregate Bond Index(2), Citigroup U.S. Broad Investment Grade Bond Index(3), 60/40 Blended Index(4) and the Lipper Mixed-Asset Target Allocation Growth Funds Index(5)

	Total Returns(6)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)

Portfolio — Institutional Class(7)	8.21%	6.31%	7.53%	8.55%
S&P 500® Index	10.79	6.98	8.59	10.55
Lehman Brothers U.S. Aggregate Bond Index	3.67	4.81	6.42	6.47
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	6.45	6.50
60/40 Blended Index	7.92	6.48	8.18	9.25
Lipper Mixed-Asset Target Allocation Growth Funds Index	9.12	8.23	8.12	9.16
Portfolio — Investment Class(8)	8.07	6.08	—	6.91
S&P 500® Index	10.79	6.98	—	7.95
Lehman Brothers U.S. Aggregate Bond Index	3.67	4.81	—	6.47
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	—	6.50
60/40 Blended Index	7.92	6.48	—	7.84
Lipper Mixed-Asset Target Allocation Growth Funds Index	9.12	8.23	—	7.80
Portfolio — Adviser Class(9)	7.96	6.06	—	7.04
S&P 500® Index	10.79	6.98	—	8.39
Lehman Brothers U.S. Aggregate Bond Index	3.67	4.81	—	6.25

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Balanced Portfolio

	Total Returns(6)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(10)
Citigroup U.S. Broad Investment Grade Bond Index	3.71%	4.85%	—	6.27%
60/40 Blended Index	7.92	6.48	—	8.00
Lipper Mixed-Asset Target Allocation Growth Funds Index	9.12	8.23	—	7.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lehman Brothers U.S. Aggregate Bond Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Portfolio’s fixed income benchmark was changed from the Citigroup U.S. Broad Investment Grade Bond Index to the Lehman Brothers U.S. Aggregate Bond Index to more accurately reflect the Portfolio’s investible universe. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade
(BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)	The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Lehman Brothers U.S. Aggregate Bond Index.
(5)

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mixed-Asset Target Allocation Growth Funds classification.

(6)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(7)	Commenced operations on December 31, 1992.
(8)	Commenced offering on April 3, 1997.
(9)	Commenced offering on November 1, 1996.
(10)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Balanced Portfolio

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Institutional Class
Actual	$ 1,000.00	$ 1,027.70	$ 3.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.01	3.09

Investment Class
Actual	1,000.00	1,027.00	3.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.26	3.85

Adviser Class
Actual	1,000.00	1,027.30	4.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.76	4.36

*  Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.61%, 0.76% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by investment type, as a percentage of total investments.

2006 Annual Report

September 30, 2006

Portfolio of Investments

Balanced Portfolio

	Face
	Amount (000)	Value (000)
Fixed Income Securities (26.8%)
Agency Adjustable Rate Mortgages (0.8%)
Federal National Mortgage Association, Conventional Pools:
7.01%, 8/1/36	$349	$359
7.04%, 7/1/36	524	538
7.05%, 5/1/36	730	755
Government National Mortgage Association, Adjustable Rate Mortgages:
5.125%, 11/20/25-12/20/27	138	139
5.375%, 2/20/25-1/20/28	591	598
		2,389
Agency Fixed Rate Mortgages (4.5%)
Federal Home Loan Mortgage Corp., Conventional Pools:
10.00%, 9/1/17	31	33
10.50%, 8/1/19-12/1/19	80	89
11.00%, 5/1/20-9/1/20	41	44
12.00%, 3/1/15	37	41
Gold Pools:
5.50%, 8/1/21	100	100
7.50%, 8/1/20-11/1/32	571	592
8.00%, 2/1/21-8/1/31	453	476
9.50%, 12/1/22	40	43
10.00%, 12/1/19	36	40
October TBA
5.50%, 10/1/19	(i)2,200	2,199
Federal National Mortgage Association, Conventional Pools:
6.50%, 4/1/32-7/1/32	407	416
7.00%, 3/1/18-11/1/36	4,892	5,036
7.50%, 11/1/29-9/1/35	1,113	1,153
8.00%, 2/1/30-5/1/32	510	538
8.50%, 6/1/30-12/1/30	302	325
9.50%, 11/1/20-4/1/30	321	351
10.00%, 1/1/10-1/1/20	43	48
10.50%, 12/1/16-4/1/22	204	223
11.50%, 11/1/19	3	4
12.50%, 9/1/15	16	18
November TBA
7.00%, 11/1/36	(i)1,100	1,129
Government National Mortgage Association, Various Pools:
9.50%, 10/15/18-11/15/21	109	119
10.00%, 11/15/09-12/15/21	318	353
10.50%, 2/15/20-12/15/20	63	71
11.00%, 1/15/19	65	72
		13,513
Asset Backed Corporates (3.1%)
ACE Securities Corp.
5.65%, 5/25/34	(h)169	170
Aegis Asset Backed Securities Trust
5.43%, 8/25/35	(h)8	8
5.44%, 10/25/35	(h)90	91
American Express Credit Account Master Trust
5.44%, 12/15/09	$ (h)550	$551
Argent Securities, Inc.,
5.38%, 10/25/36	(h)525	525
Bear Stearns Asset Backed Securities, Inc.
5.45%, 8/25/35	(h)113	113
5.53%, 9/25/34	(h)103	103
5.55%, 3/25/35	(h)233	233
Capital Auto Receivables Asset Trust
3.35%, 2/15/08	210	209
5.41%, 1/15/08	(h)131	131
Carrington Mortgage Loan Trust
5.45%, 10/25/35	(h)160	160
5.48%, 9/25/35	(h)151	151
Countrywide Asset-Backed Certificates
5.48%, 5/25/36	(h)420	420
First Franklin Mortgage Loan Asset Backed Certificates
5.37%, 7/25/36	(h)417	417
5.40%, 2/25/36	(h)372	372
5.43%, 7/25/35	(h)157	157
5.45%, 10/25/35	(h)328	328
Fremont Home Loan Owner Trust
5.38%, 10/25/36	(h)525	525
GE Capital Credit Card Master Note Trust
5.37%, 9/15/10	(h)350	350
GE Dealer Floorplan Master Note Trust
5.41%, 7/20/09	(h)450	451
Harley-Davidson Motorcycle Trust
2.18%, 1/15/09	42	42
Mastr Asset Backed Securities Trust
5.42%, 3/25/35	(h)12	12
MBNA Credit Card Master Note Trust
5.47%, 2/16/10	(h)500	501
MBNA Master Credit Card Trust
7.80%, 10/15/12	900	984
Merrill Lynch Mortgage Investors, Inc.
5.53%, 6/25/35	(h)7	7
New Century Home Equity Loan Trust
5.86%, 11/25/34	(h)284	284
Option One Mortgage Loan Trust
5.63%, 11/25/34	(h)110	110
Ownit Mortgage Loan Asset Backed Certificates
5.44%, 3/25/36	(h)5	5
RAAC Series
5.43%, 9/25/45	(h)264	264
Residential Asset Mortgage Products, Inc.
5.39%, 8/25/36	(h)462	462
Saxon Asset Securities Trust
5.42%, 10/25/35	(h)30	30
Securitized Asset Backed Receivables LLC Trust
5.40%, 12/25/35	(h)219	219
Specialty Underwriting & Residential Finance
5.44%, 12/25/35	(h)24	24

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face
	Amount (000)	Value (000)
Asset Backed Corporates (cont’d)
Structured Asset Investment Loan Trust
5.43%, 7/25/35	$ (h)113	$113
Structured Asset Securities Corp.
5.53%, 6/25/35	(h)401	401
TERRA
5.46%, 6/15/17	(e)(h)230	230
Terwin Mortgage Trust
5.45%, 7/25/35	(e)(h)58	58
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	100	98
		9,309
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
Federal Home Loan Mortgage Corp.
Inv Fl IO
3.22%, 10/15/29	56	1
20.38%, 11/15/07	5	@—
Inv Fl IO PAC
4.23%, 3/15/08	31	1
5.07%, 2/15/08	59	1
IO
5.00%, 6/15/17	303	33
6.50%, 3/15/33	180	39
7.50%, 12/1/29	125	33
8.00%, 1/1/28-6/1/31	38	8
Federal National Mortgage Association
Inv Fl IO
2.22%, 2/17/31	473	28
3.27%, 3/18/30	28	@—
4.07%, 10/25/07	82	1
IO
1.20%, 3/25/36	2,811	72
5.00%, 2/25/15	271	10
5.50%, 6/25/26	142	3
6.00%, 8/25/32-7/25/33	167	32
6.50%, 6/1/31-6/25/33	354	77
7.00%, 4/25/33	121	26
8.00%, 4/1/24-12/1/31	458	100
9.00%, 11/1/26	50	12
IO PAC
8.00%, 8/18/27	105	22
Government National Mortgage Association
Inv Fl IO
2.67%, 4/16/29	275	14
3.27%, 8/16/29	153	10
		523
Collateralized Mortgage Obligations — Non Agency Collateral Series (0.4%)
Countrywide Alternative Loan Trust
IO
0.48%, 2/25/37	2,259	121
1.00%, 9/25/46	4,000	212
1.06%, 3/20/46	2,250	113
1.57%, 12/20/35	(e)(h)3,384	105
2.41%, 12/20/35	(e)(h)2,944	156
Countrywide Home Loan Mortgage Pass Through Trust
IO
0.73%, 2/25/35	$2,552	$57
Greenpoint Mortgage Funding Trust
IO
1.29%, 8/25/45	1,459	45
1.39%, 10/25/45	1,893	61
Harborview Mortgage Loan Trust
IO
1.11%, 6/19/35	(h)2,023	45
1.41%, 5/19/35	(h)3,029	74
1.76%, 3/19/37	(h)2,166	103
PO
3/19/37	1	1
Indymac Index Mortgage Loan Trust
IO
0.64%, 7/25/35	(h)1,698	56
		1,149
Finance (1.6%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	(e)265	277
American General Finance Corp.
4.63%, 5/15/09	65	64
4.63%, 9/1/10	15	15
AXA Financial, Inc.
6.50%, 4/1/08	60	61
CIT Group, Inc.
3.65%, 11/23/07	80	79
Countrywide Home Loans, Inc.
3.25%, 5/21/08	165	160
EOP Operating LP
6.76%, 6/15/07	20	20
Farmers Insurance Exchange
8.625%, 5/1/24	(e)290	344
General Electric Capital Corp.
4.25%, 12/1/10	(c)80	78
HSBC Finance Corp.
5.88%, 2/1/09	345	351
JPMorgan Chase & Co.
7.00%, 11/15/09	255	268
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	190	186
Mantis Reef Ltd.
4.69%, 11/14/08	(e)200	197
Marsh & McLennan Cos., Inc.
5.875%, 8/1/33	45	41
MBNA Corp.
5.91%, 5/5/08	(h)140	141
Nationwide Building Society
4.25%, 2/1/10	(e)155	150
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	100	104
Platinum Underwriters Holdings Ltd.
6.37%, 11/16/07	90	89

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face
	Amount (000)	Value (000)
Finance (cont’d)
Reckson Operating Partnership LP
5.15%, 1/15/11	$75	$74
Residential Capital Corp.
6.38%, 6/30/10	230	233
SLM Corp.
4.00%, 1/15/10	120	116
St. Paul Travelers Cos., Inc. (The)
5.01%, 8/16/07	125	124
Two-Rock Pass Through Trust
6.34%, 12/31/49	(e)(h)100	99
USB Capital IX
6.19%, 12/29/49	195	197
Wachovia Capital Trust Ill
5.80%, 12/31/49	(h)565	567
Washington Mutual, Inc.
8.25%, 4/1/10	175	190
World Financial Properties
6.91%, 9/1/13	(e)268	281
Xlliac Global Funding
4.80%, 8/10/10	(e)155	152
		4,658
Industrials (1.7%)
Abitibi-Consolidated, Inc.
8.85%, 8/1/30	65	55
AT&T Corp.
8.00%, 11/15/31	160	196
Bowater Canada Finance Corp.
7.95%, 11/15/11	(c)225	216
Brookfield Asset Management, Inc.
7.125%, 6/15/12	125	134
Caterpillar Financial Services Corp.
3.625%, 11/15/07	30	29
5.46%, 8/20/07	(h)150	150
Clorox Co.
5.515%, 12/14/07	(h)140	140
Comcast Cable Communications, Inc.
6.75%, 1/30/11	40	42
ConAgra Foods, Inc.
7.00%, 10/1/28	45	49
8.25%, 9/15/30	55	68
Consumers Energy Co.
4.00%, 5/15/10	30	29
4.80%, 2/17/09	80	79
Cooper Industries, Inc.
5.25%, 11/15/12	105	105
CVS Corp.
5.75%, 8/15/11	35	36
DaimlerChrysler N.A. Holding Corp.
8.50%, 1/18/31	(c)65	77
Delhaize America, Inc.
9.00%, 4/15/31	85	100
Echostar DBS Corp.
6.375%, 10/1/11	145	142
6.625%, 10/1/14	$35	$33
FBG Finance Ltd.
5.125%, 6/15/15	(c)(e)115	109
FedEx Corp.
2.65%, 4/1/07	75	74
France Telecom S.A.
8.50%, 3/1/31	120	157
General Motors Acceptance Corp.
6.875%, 9/15/11	320	319
General Motors Corp.
8.38%, 7/15/33	(c)275	239
Glencore Nickel Property Ltd.
9.00%, 12/1/14	(b)(d)(k)320	@—
Harrahs Operating Co., Inc.
6.50%, 6/1/16	180	177
Hewlett-Packard Co.
5.52%, 5/22/09	(h)110	110
Hyatt Equities LLC
6.875%, 6/15/07	(e)125	126
ICI Wilmington, Inc.
4.375%, 12/1/08	65	64
Interpublic Group of Companies, Inc.
5.40%, 11/15/09	(c)85	81
7.25%, 8/15/11	(c)20	19
Lenfest Communications, Inc.
7.625%, 2/15/08	180	185
LG Electronics, Inc.
5.00%, 6/17/10	(c)(e)80	78
May Department Stores Co. (The)
6.70%, 7/15/34	30	30
Miller Brewing Co.
4.25%, 8/15/08	(e)110	108
Mohawk Industries, Inc.
7.20%, 4/15/12	65	68
News America Holdings, Inc.
7.75%, 2/1/24	105	116
Norfolk Southern Corp.
7.35%, 5/15/07	75	76
Northrop Grumman Corp.
4.08%, 11/16/06	80	80
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	25	25
Pilgrim’s Pride Corp.
9.625%, 9/15/11	30	32
Sappi Papier Holding AG
6.75%, 6/15/12	(e)70	67
SBC Communications Inc.
6.15%, 9/15/34	(c)70	68
Sealed Air Corp.
5.625%, 7/15/13	(c)(e)65	64
Sprint Capital Corp.
8.75%, 3/15/32	15	18
Systems 2001 Asset Trust LLC
6.66%, 9/15/13	(e)166	175

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

		Face
		Amount (000)	Value (000)
Industrials (cont’d)
Telecom Italia Capital S.A.
4.00%, 1/15/10		$155	$147
Telefonica Europe BV
8.25%, 9/15/30		125	149
Union Pacific Corp.
6.625%, 2/1/08		45	46
6.79%, 11/9/07		35	35
Viacom, Inc.
6.875%, 4/30/36		(e)110	109
WellPoint, Inc.
3.75%, 12/14/07		30	29
Yum! Brands, Inc.
8.875%, 4/15/11		70	79
			4,939
Mortgages — Other (5.0%)
American Home Mortgage Assets
5.52%, 10/25/46		(h)625	625
5.56%, 9/25/46		(h)544	546
Banc of America Funding Corp.
5.68%, 9/20/35		(h)262	264
Bear Stearns Mortgage Funding Trust
5.58%, 7/25/36		(h)398	398
Countrywide Alternative Loan Trust
5.52%, 10/25/46		(h)374	374
5.59%, 11/20/35		(h)319	320
5.60%, 7/25/46		(h)329	330
5.64%, 3/20/46		(h)341	341
Countrywide Home Loan Mortgage Pass Through Trust
5.63%, 3/25/35		(h)109	110
Downey Savings & Loan Association Mortgage Loan Trust
5.50%, 4/19/47		(h)545	545
5.53%, 11/19/37		(h)522	522
Federal National Mortgage Association PAC
8.50%, 9/25/20		17	19
Greenpoint Mortgage Funding Trust
5.65%, 8/25/35		(h)494	495
Harborview Mortgage Loan Trust
5.56%, 7/20/46		(h)366	366
5.58%, 9/19/36-8/25/46		(h)958	958
5.62%, 10/25/36-7/19/45		(h)719	719
5.71%, 11/19/35		(h)285	287
Impac CMB Trust
5.58%, 6/25/34		(h)176	176
Indymac Index Mortgage Loan Trust
5.45%, 7/25/46		(h)525	528
5.58%, 6/25/47		(h)526	528
Luminent Mortgage Capital, Inc.
5.57%, 4/25/36		(h)356	357
5.58%, 5/25/36		(h)325	326
Merrill Lynch Mortgage Investors, Inc.
5.45%, 8/25/35		(h)216	216
Residential Accredit Loans, Inc.
5.56%, 5/25/46		(h)222	222
5.59%, 2/25/46		$ (h)178	$179
5.60%, 2/25/46		(h)197	197
Ryland Acceptance Corp. IV
6.65%, 7/1/11		6	6
Structured Asset Mortgage Investments, Inc.
5.50%, 11/25/36		(h)350	350
5.52%, 2/25/36		(h)187	188
5.55%, 7/25/36		(h)620	620
5.56%, 8/25/36		(h)375	375
5.60%, 4/25/36		(h)593	593
Wamu Alternative Mortgage Pass-Through Certificates
5.50%, 4/25/46		(h)402	403
5.52%, 7/25/46		(h)290	289
Washington Mutual, Inc.
5.43%, 5/25/46		(h)270	270
5.51%, 7/25/44		(h)28	28
5.58%, 11/25/45-12/25/45		(h)746	748
5.60%, 4/25/45		(h)284	284
5.62%, 8/25/45		(h)161	162
5.635%, 10/25/45		(h)275	276
Zuni Mortgage Loan Trust
5.45%, 8/25/36		(h)390	389
			14,929
Sovereign (0.2%)
Citigroup, Inc.
Zero Coupon, 7/17/08		100	98
Government of Argentina
5.83%, 12/31/33		280	114
Government of South Africa
13.50%, 9/15/15	ZAR	615	103
United Mexican States
10.00%, 12/5/24	MXN	2,400	249
			564
U.S. Treasury Securities (8.8%)
U.S. Treasury Bonds
6.125%, 8/15/29		$ (c)25	29
6.25%, 5/15/30		(c)4,140	4,977
8.125%, 8/15/19		(c)2,100	2,770
U.S. Treasury Notes
3.63%, 5/15/13		(c)2,850	2,694
3.875%, 2/15/13		(c)1,170	1,124
U.S. Treasury Strips
IO
4.54%, 2/15/17		(c)750	461
4.65%, 5/15/16		500	319
4.72%, 2/15/20		(c)4,035	2,122
4.79%, 2/15/19		(c)2,750	1,520
4.86%, 8/15/19		(c)5,450	2,941
4.86%, 8/15/20		550	281
4.90%, 5/15/19		(c)1,000	546
4.92%, 8/15/18		(c)375	214
4.94%, 11/15/19		675	360
4.99%, 5/15/20-5/15/21		(c)11,720	5,830
			26,188

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face
	Amount (000)	Value (000)
Utilities (0.5%)
Arizona Public Service Co.
5.80%, 6/30/14	$150	$149
CC Funding Trust I
6.90%, 2/16/07	115	116
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	50	50
Consolidated Natural Gas Co.
5.00%, 12/1/14	80	76
6.25%, 11/1/11	85	88
Detroit Edison Co.
6.13%, 10/1/10	60	62
Entergy Gulf States, Inc.
3.60%, 6/1/08	45	44
5.80%, 12/1/09	(h)75	75
6.14%, 12/8/08	(e)(h)105	105
Kinder Morgan, Inc.
5.125%, 11/15/14	40	38
Kinder Morgan Finance Co.
5.70%, 1/5/16	125	116
Monongahela Power Co.
5.00%, 10/1/06	60	60
NiSource Finance Corp.
5.97%, 11/23/09	(h)85	85
Ohio Power Corp.
6.00%, 6/1/16	(c)110	113
Plains All American Pipeline LP
6.70%, 5/15/36	(c)(e)110	115
PSEG Energy Holdings LLC
8.625%, 2/15/08	65	68
Sempra Energy
4.62%, 5/17/07	75	74
Texas Eastern Transmission LP
7.00%, 7/15/32	70	79
Wisconsin Electric Power Co.
3.50%, 12/1/07	30	29
		1,542
Total Fixed Income Securities (Cost $82,184)		79,703

	Shares
Common Stocks (58.4%)
Aerospace & Defense (1.6%)
Boeing Co.	11,350	895
General Dynamics Corp.	4,700	337
Honeywell International, Inc.	12,400	507
Lockheed Martin Corp.	5,350	460
Northrop Grumman Corp.	11,710	797
Raytheon Co.	16,590	797
Rockwell Collins, Inc.	1,500	82
United Technologies Corp.	14,300	906
		4,781
Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	13,720	612
Expeditors International Washington, Inc.	15,600	695
FedEx Corp.	2,250	$245
United Parcel Service, Inc.	8,500	611
		2,163
Airlines (0.0%)
Southwest Airlines Co.	7,150	119
Automobiles (0.1%)
Honda Motor Co., Ltd. ADR	10,020	337
Beverages (1.2%)
Anheuser-Busch Cos., Inc.	7,238	344
Brown-Forman Corp., Class B	800	61
Coca-Cola Co. (The)	36,420	1,627
Coca-Cola Enterprises, Inc.	3,603	75
Diageo plc ADR	5,560	395
Pepsi Bottling Group, Inc.	1,940	69
PepsiCo., Inc.	15,125	987
		3,558

Biotechnology (0.7%)
Amgen, Inc.	(a)13,160	941
Applera Corp. - Applied Biosystems Group	7,740	256
Biogen Idec, Inc.	(a)3,536	158
Genentech, Inc.	(a)6,440	533
Genzyme Corp.	(a)1,700	115
Gilead Sciences, Inc.	(a)2,900	199
Medimmune, Inc.	(a)1,270	37
		2,239
Building Products (0.1%)
American Standard Cos., Inc.	3,850	162
Masco Corp.	9,850	270
		432
Capital Markets (1.8%)
Bank of New York Co., Inc. (The)	3,590	127
Bear Stearns Cos., Inc. (The)	1,900	266
Charles Schwab Corp. (The)	47,121	843
Franklin Resources, Inc.	5,880	622
Goldman Sachs Group, Inc.	5,840	988
Lehman Brothers Holdings, Inc.	7,174	530
Mellon Financial Corp.	1,940	76
Merrill Lynch & Co., Inc.	18,430	1,442
Northern Trust Corp.	670	39
State Street Corp.	8,400	524
		5,457
Chemicals (0.6%)
Bayer AG ADR	24,610	1,254
E.I. du Pont de Nemours & Co.	12,390	531
Tronox, Inc.	207	2
		1,787
Commercial Banks (2.0%)
Ameriprise Financial, Inc.	2,160	101
Bank of America Corp.	42,110	2,256
Bank Pekao S.A.	7,660	477
BB&T Corp.	750	33
Comerica, Inc.	540	31
Fifth Third Bancorp.	10,790	411

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

	Shares	Value (000)
Commercial Banks (cont’d)
KeyCorp.	340	$13
Komercni Banka A.S.	3,281	486
Marshall & Ilsley Corp.	870	42
National City Corp.	1,720	63
PNC Financial Services Group, Inc.	7,120	516
Powszechna Kasa	40,041	467
Regions Financial Corp.	1,474	54
SunTrust Banks, Inc.	810	63
Synovus Financial Corp.	1,420	42
U.S. Bancorp	5,090	169
Wachovia Corp.	4,469	249
Wells Fargo & Co.	8,940	323
		5,796
Commercial Services & Supplies (0.9%)
ACCO Brands Corp.	(a)376	8
Apollo Group, Inc., Class A	(a)14,200	699
Corporate Executive Board Co.	9,199	827
Iron Mountain, Inc.	(a)14,217	611
Monster Worldwide, Inc.	(a)12,953	469
		2,614
Communications Equipment (1.4%)
Avaya, Inc.	(a)4,456	51
Cisco Systems, Inc.	(a)80,374	1,848
Comverse Technology, Inc.	(a)2,000	43
Corning, Inc.	(a)15,925	389
JDS Uniphase Corp.	(a)14,366	31
Lucent Technologies, Inc.	(a)48,736	114
Motorola, Inc.	38,952	974
QLogic Corp.	(a)2,114	40
QUALCOMM, Inc.	19,424	706
Tellabs, Inc.	(a)5,000	55
		4,251
Computers & Peripherals (2.2%)
Apple Computer, Inc.	(a)16,529	1,273
Dell, Inc.	(a)54,591	1,247
EMC Corp.	(a)28,950	347
Hewlett-Packard Co.	40,192	1,474
International Business Machines Corp.	20,015	1,640
Lexmark International, Inc., Class A	(a)1,215	70
Network Appliance, Inc.	(a)3,829	142
Sun Microsystems, Inc.	(a)48,434	241
		6,434
Construction Materials (0.2%)
Cemex SAB de C.V. ADR	(a)17,892	538
Consumer Finance (0.6%)
American Express Co.	29,819	1,672
Capital One Financial Corp.	2,173	171
SLM Corp.	300	16
		1,859
Diversified Consumer Services (0.0%)
H&R Block, Inc.	1,800	39
Diversified Financial Services (3.2%)
Brookfield Asset Management, Inc.	43,950	$1,949
Chicago Mercantile Exchange Holdings, Inc.	1,047	501
Citigroup, Inc.	61,865	3,073
JPMorgan Chase & Co.	56,076	2,633
Moody’s Corp.	19,182	1,254
		9,410
Diversified Telecommunication Services (0.6%)
Alltel Corp.	400	22
BellSouth Corp.	1,600	69
Embarq Corp.	4,395	213
France Telecom S.A. ADR	16,270	379
Qwest Communications International, Inc.	(a)1,500	13
Verizon Communications, Inc.	29,624	1,100
		1,796
Electric Utilities (1.2%)
AES Corp. (The)	(a)4,900	100
American Electric Power Co., Inc.	12,480	454
CEZ 2	13,222	468
Consolidated Edison, Inc.	1,400	65
Edison International	2,000	83
Entergy Corp.	9,935	777
Exelon Corp.	4,900	297
FirstEnergy Corp.	8,830	493
FPL Group, Inc.	3,500	158
PPL Corp.	2,900	95
Progress Energy, Inc.	1,400	64
Southern Co. (The)	5,700	196
TXU Corp.	4,100	256
		3,506
Electrical Equipment (0.2%)
American Power Conversion Corp.	2,050	45
Cooper Industries Ltd., Class A	550	47
Emerson Electric Co.	5,450	457
Rockwell Automation, Inc.	1,200	70
		619
Electronic Equipment & Instruments (0.1%)
Agilent Technologies, Inc.	(a)6,218	203
Jabil Circuit, Inc.	3,252	93
Molex, Inc.	1,750	68
Sanmina-SCI Corp.	(a)5,348	20
Solectron Corp.	(a)12,249	40
		424
Energy Equipment & Services (0.8%)
AmSouth Bancorp.	1,480	43
Baker Hughes, Inc.	4,160	284
BJ Services Co.	3,280	99
Halliburton Co.	10,768	306
Nabors Industries Ltd.	(a)2,900	86
Schlumberger Ltd.	19,900	1,235
Transocean, Inc.	(a)3,290	241
		2,294
Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	24,624	1,223

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

	Shares	Value (000)
Food & Staples Retailing (cont’d)
CVS Corp.	3,840	$123
Kroger Co. (The)	17,388	402
Safeway, Inc.	5,372	163
SUPERVALU, Inc.	4,039	120
Sysco Corp.	3,090	104
Wal-Mart Stores, Inc.	32,794	1,618
Walgreen Co.	4,889	217
		3,970
Food Products (1.0%)
Archer-Daniels-Midland Co.	5,702	216
Cadbury Schweppes plc ADR	11,750	502
Campbell Soup Co.	3,320	121
ConAgra Foods, Inc.	12,621	309
General Mills, Inc.	3,267	185
Heinz (H.J.) Co.	3,359	141
Hershey Co. (The)	2,428	130
Kellogg Co.	3,393	168
Sara Lee Corp.	7,078	114
Unilever N.V. (NY Shares)	24,000	589
W.M. Wrigley Jr. Co.	12,968	597
		3,072
Gas Utilities (0.0%)
Sempra Energy	1,400	70
Health Care Equipment & Supplies (1.3%)
Bard (C.R.), Inc.	2,400	180
Bausch & Lomb, Inc.	700	35
Baxter International, Inc.	10,150	461
Becton Dickinson & Co.	4,370	309
Biomet, Inc.	4,190	135
Boston Scientific Corp.	(a)20,915	309
Dade Behring Holdings, Inc.	13,023	523
Hospira, Inc.	(a)1,177	45
Medtronic, Inc.	20,920	972
Millipore Corp.	(a)400	25
St. Jude Medical, Inc.	(a)7,220	255
Stryker Corp.	7,220	358
Thermo Electron Corp.	(a)1,762	69
Waters Corp.	(a)640	29
Zimmer Holdings, Inc.	(a)4,280	289
		3,994
Health Care Providers & Services (2.1%)
Aetna, Inc.	10,840	429
AmerisourceBergen Corp.	4,380	198
Cardinal Health, Inc.	7,360	484
CIGNA Corp.	4,870	566
Express Scripts, Inc.	(a)2,800	211
HCA, Inc.	8,300	414
Health Management Associates, Inc., Class A	4,500	94
Humana, Inc.	(a)2,800	185
IMS Health, Inc.	4,700	125
Manor Care, Inc.	1,100	58
McKesson Corp.	5,010	264
Medco Health Solutions, Inc.	(a)4,317	260
Quest Diagnostics, Inc.	3,400	208
Tenet Healthcare Corp.	(a)7,000	$57
UnitedHealth Group, Inc.	37,580	1,849
WellPoint, Inc.	(a)9,700	747
		6,149
Hotels Restaurants & Leisure (1.2%)
Carnival Corp.	7,600	358
Harrah’s Entertainment, Inc.	2,550	169
Marriott International, Inc., Class A	30,433	1,176
McDonald’s Corp.	24,060	941
Starbucks Corp.	(a)11,200	381
Starwood Hotels & Resorts Worldwide, Inc.	3,900	223
Yum! Brands, Inc.	4,900	255
		3,503
Household Durables (0.3%)
Pulte Homes, Inc.	28,650	913
Household Products (1.3%)
Clorox Co.	2,517	159
Colgate Palmolive Co.	6,092	378
Kimberly-Clark Corp.	7,000	458
Procter & Gamble Co.	48,120	2,982
		3,977
Independent Power Producers & Energy Traders (0.0%)
Constellation Energy Group, Inc.	1,400	83
Industrial Conglomerates (2.7%)
3M Co.	9,400	699
General Electric Co.	164,310	5,800
Siemens AG ADR	8,160	711
Textron, Inc.	1,550	136
Tyco International Ltd.	25,700	719
		8,065
Insurance (2.9%)
ACE Ltd.	1,930	106
Aegon N.V. (NY Shares)	11,070	208
Aflac, Inc.	4,060	186
Allstate Corp. (The)	5,640	354
AMBAC Financial Group, Inc.	450	37
American International Group, Inc.	18,330	1,214
AON Corp.	1,500	51
Berkshire Hathaway, Inc., Class B	(a)333	1,057
Chubb Corp.	14,960	777
Cincinnati Financial Corp.	425	20
Hartford Financial Services Group, Inc.	8,200	711
Lincoln National Corp.	2,459	153
Loews Corp.	3,160	120
Marsh & McLennan Cos., Inc.	35,570	1,001
MBIA, Inc.	1,760	108
MetLife, Inc.	5,890	334
Principal Financial Group	2,970	161
Progressive Corp. (The)	7,340	180
Prudential Financial, Inc.	3,900	297
St. Paul Travelers Cos., Inc. (The)	22,536	1,057
XL Capital Ltd., Class A	6,500	447
		8,579

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

	Shares	Value (000)
Internet & Catalog Retail (1.0%)
Amazon.com, Inc.	(a)28,850	$927
eBay, Inc.	(a)67,210	1,906
		2,833
Internet Software & Services (1.4%)
Akamai Technologies, Inc.	(a)12,161	608
Google, Inc., Class A	(a)5,303	2,131
Yahoo!, Inc.	(a)52,840	1,336
		4,075
IT Services (0.3%)
Automatic Data Processing, Inc.	1,200	57
Electronic Data Systems Corp.	1,200	29
First Data Corp.	17,895	752
Paychex, Inc.	700	26
		864
Machinery (0.9%)
Caterpillar, Inc.	9,700	638
Danaher Corp.	3,800	261
Deere & Co.	2,750	231
Dover Corp.	3,750	178
Eaton Corp.	2,300	158
Illinois Tool Works, Inc.	8,900	400
Ingersoll-Rand Co., Ltd., Class A	9,170	348
ITT Industries, Inc.	2,500	128
Paccar, Inc.	3,837	219
Parker Hannifin Corp.	1,800	140
		2,701
Media (1.9%)
CBS Corp., Class B	75	2
Central European T.V.	(a)8,000	536
Clear Channel Communications, Inc.	21,250	613
Comcast Corp., Class A	(a)7,520	277
Grupo Televisa S.A. ADR	36,800	782
International Game Technology	13,946	579
Interpublic Group of Cos., Inc.	(a)50	1
Live Nation, Inc.	(a)263	5
McClatchy Co.	25	1
McGraw-Hill Cos., Inc. (The)	10,049	583
New York Times Co., Class A	50	1
Omnicom Group, Inc.	50	5
Time Warner, Inc.	58,933	1,074
TVN	(a)14,262	481
Viacom, Inc.	(a)14,280	531
Walt Disney Co.	9,280	287
		5,758
Metals & Mining (0.1%)
Newmont Mining Corp.	9,943	425
Multi-Utilities (0.3%)
Ameren Corp.	1,400	74
Dominion Resources, Inc./VA	2,100	161
DTE Energy Co.	1,400	58
Duke Energy Corp.	8,628	260
KeySpan Corp.	1,600	66
PG&E Corp.	3,500	146
Public Service Enterprise Group, Inc.	1,400	$86
Williams Cos., Inc.	5,200	124
		975
Multiline Retail (0.7%)
Kohl’s Corp.	(a)3,760	244
Sears Holdings Corp.	(a)11,300	1,787
		2,031
Office Electronics (0.1%)
Xerox Corp.	(a)8,954	139
Oil, Gas & Consumable Fuels (5.8%)
Anadarko Petroleum Corp.	5,540	243
Apache Corp.	3,786	239
BP plc ADR	1,310	86
Chevron Corp.	26,057	1,690
ConocoPhillips	27,179	1,618
Devon Energy Corp.	5,300	335
EOG Resources, Inc.	2,400	156
Exxon Mobil Corp.	73,851	4,955
Hess Corp.	2,910	121
Hugoton Royalty Trust	131	3
Kinder Morgan, Inc.	1,200	126
LUKOIL ADR	15,214	1,149
Marathon Oil Corp.	3,920	301
Monsanto Co.	39,940	1,878
OAO Gazprom (Registered) ADR	31,690	1,372
Occidental Petroleum Corp.	8,368	403
Royal Dutch Shell plc ADR	10,210	675
Ultra Petroleum Corp.	(a)29,220	1,406
Valero Energy Corp.	5,800	298
XTO Energy, Inc.	2,400	101
		17,155
Personal Products (0.1%)
Avon Products, Inc.	5,490	168
Pharmaceuticals (4.7%)
Abbott Laboratories	34,436	1,672
Allergan, Inc.	1,160	131
Bristol-Myers Squibb Co.	50,701	1,263
Eli Lilly & Co.	27,490	1,567
Forest Laboratories, Inc.	(a)2,810	142
GlaxoSmithKline plc ADR	7,950	423
Johnson & Johnson	25,560	1,660
King Pharmaceuticals, Inc.	(a)1,030	18
Merck & Co., Inc.	17,300	725
Pfizer, Inc.	84,851	2,406
Roche Holdings AG ADR	10,130	873
Sanofi-Aventis ADR	7,840	349
Schering-Plough Corp.	62,760	1,386
Wyeth	25,387	1,291
		13,906
Road & Rail (0.2%)
Burlington Northern and Santa Fe Railway Co.	2,500	184
CSX Corp.	4,700	154
Norfolk Southern Corp.	2,750	121

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

	Shares	Value (000)
Road & Rail (cont’d)
Union Pacific Corp.	1,850	$163
		622
Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.	(a)4,022	100
Altera Corp.	(a)4,329	79
Analog Devices, Inc.	3,392	100
Applied Materials, Inc.	15,963	283
Broadcom Corp., Class A	(a)4,730	143
Freescale Semiconductor, Inc., Class B	(a)3,069	117
Intel Corp.	88,906	1,829
KLA-Tencor Corp.	2,010	89
Linear Technology Corp.	2,658	83
LSI Logic Corp.	(a)460	4
Marvell Technology Group Ltd.	(a)22,524	436
Maxim Integrated Products, Inc.	3,114	87
Micron Technology, Inc.	(a)29,976	522
National Semiconductor Corp.	4,106	97
Novellus Systems, Inc.	(a)1,828	51
NVIDIA Corp.	(a)3,800	112
Teradyne, Inc.	(a)1,455	19
Texas Instruments, Inc.	15,978	531
Xilinx, Inc.	3,160	69
		4,751
Software (0.8%)
Accelr8 Technology Corp.	(a)233	@—
Adobe Systems, Inc.	(a)800	30
Electronic Arts, Inc.	(a)17,292	963
Microsoft Corp.	11,100	303
NCR Corp.	(a)1,008	40
Oracle Corp.	(a)5,500	98
Symantec Corp.	(a)48,330	1,028
		2,462
Specialty Retail (0.3%)
Abercrombie & Fitch Co., Class A	8,323	578
Office Depot, Inc.	(a)4,870	194
		772
Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	(a)31,055	1,068
Thrifts & Mortgage Finance (0.6%)
Countrywide Financial Corp.	1,530	53
Fannie Mae	2,400	134
Freddie Mac	16,580	1,100
Golden West Financial Corp.	740	57
MGIC Investment Corp.	1,231	74
PMI Group, Inc. (The)	2,900	127
Washington Mutual, Inc.	2,710	118
		1,663
Tobacco (0.9%)
Altria Group, Inc.	31,621	2,421
Reynolds American, Inc.	2,000	124
UST, Inc.	1,312	72
		2,617
Trading Companies & Distributors (0.0%)
W.W. Grainger, Inc.	550	$37
Wireless Telecommunication Services (2.0%)
America Movil S.A. de C.V., Series L ADR	27,704	1,091
AT&T, Inc.	3,500	114
Crown Castle International Corp.	(a)15,146	534
Mobile Telesystems OJSC ADR	43,500	1,643
Sprint Nextel Corp.	54,497	934
Vimpel-Communications OAO ADR	(a)28,300	1,715
		6,031
Total Common Stocks (Cost $145,132)		173,881
Mutual Funds (6.8%)
iShares MSCI Emerging Markets Index Fund	84,700	8,197
iShares MSCI EMU Index Fund	15,700	1,480
iShares MSCI Hong Kong Index Fund	51,900	738
iShares MSCI Mexico Index Fund	102,900	4,446
iShares MSCI United Kingdom Index Fund	99,100	2,169
Streettracks Gold Trust	(a)57,100	3,394
Total Mutual Funds (Cost $17,526)		20,424

	No. of
	Contracts
Put Options Purchased (0.0%)
90 Day EuroDollar
6/07 @ $94.25	190	14
6/07 @ $94.50	24	4
Total Put Options Purchased (Cost $67)		18

Shares
Preferred Stock (0.0%)
Mortgages — Other (0.0%)
Home Ownership Funding Corp.
13.33% (Cost $107)	(e)500	92

	Face
	Amount (000)
Short-Term Investments (14.7%)
Short-Term Debt Securities held as Collateral on Loaned Securities (5.8%)
Alliance & Leicester plc, 5.32%, 10/10/06	$ (h)432	432
AmSouth Bank, 5.30%, 10/2/06	(h)865	865
Bancaja, 5.37%, 1/19/07	(h)216	216
Bank of America Corp.,
5.31%, 10/2/06	(h)95	95
5.32%, 10/2/06	(h)692	692
Bank of New York Co., Inc. 5.32%, 10/10/06	(h)216	216
Bear Stearns & Co., Inc.,
5.37%, 10/16/06	(h)433	433
5.44%, 10/2/06	(h)433	433
BNP Paribas plc, 5.36%, 11/20/06	(h)433	433
CIC, New York, 5.31%, 10/5/06	(h)30	303
Ciesco LLC, 5.30%, 10/10/06	(h)202	202
Dekabank Deutsche Girozentrale, 5.51%, 10/19/06	(h)441	441
Deutsche Bank Securities, Inc., 5.40%, 10/2/06	2,685	2,685
Dexia Bank, New York, 5.33%, 10/2/06	(h)433	433
Five Finance, Inc., 5.33%, 10/2/06	(h)432	432

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

	Face
	Amount (000)	Value (000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Goldman Sachs Group, Inc.,
5.38%, 10/16/06	$ (h)216	$216
5.49%, 10/2/06	(h)406	406
HSBC Finance Corp., 5.32%, 10/6/06	(h)21	216
Liberty Lighthouse US Capital, 5.33%, 10/2/06	(h)216	216
Manufacturers & Traders Trust Co.,
5.31%, 10/30/06	(h)130	130
5.32%, 10/19/06	(h)865	865
Merrill Lynch & Co., 5.46%, 10/26/06	(h)227	227
Natexis Banques Populaires, New York,
5.35%, 10/2/06	(h)216	216
National City Bank Cleveland,
5.32%, 10/2/06	(h)627	627
National Rural Utilities Cooperative Finance Corp., 5.32%, 10/2/06	(h)865	865
Nationwide Building Society, 5.42%, 12/28/06	(h)502	502
Newport Funding Corp., 5.33%, 10/2/06	429	429
Nordea Bank, New York, 5.31%, 10/2/06	(h)648	648
Norinchukin Bank, New York,
5.31%, 10/10/06	432	432
5.33%, 11/1/06	216	216
Rhein-Man Securitisation Ltd.,
5.30%, 10/5/06	309	309
5.30%, 10/20/06	86	86
Scaldis Capital LLC, 5.29%, 10/20/06	430	430
Skandi New York, 5.32%, 10/10/06	(h)432	432
SLM Corp., 5.33%, 10/20/06	(h)43	432
Ticonderoga Funding LLC, 5.29%, 10/25/06	8	86
Unicredito Italiano Bank (Ireland) plc,
5.34%, 10/10/06	(h)30	303
Wells Fargo Bank N.A.,
5.30%, 10/2/06	(h)86	86
5.31%, 10/2/06	(h)648	648
		17,334
Repurchase Agreement (8.8%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $26,199	(f)26,188	26,188
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills
5.16%, 1/11/07	(j)150	148
Total Short-Term Investments (Cost $43,670)		43,670
Total Investments (106.7%) (Cost $288,686) — Including $23,938 of Securities Loaned		317,788
Liabilities in Excess of Other Assets (-6.7%)		(20,062)
Net Assets (100%)		$297,726

(a)	Non-income producing security
(b)	Issuer is in default.
(c)	All or a portion of security on loan at September 30, 2006.
(d)	Security was valued at fair value — At September 30, 2006, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(k)	Security has been deemed illiquid at September 30, 2006.
@	Value/Face Amount is less than $500.
ADR	American Depositary Receipt
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2006.
MXN	Mexican Peso
IO	Interest Only
OJSC	Open Joint Stock Company
PAC	Planned Amortization Class
PO	Principal Only
TBA	To Be Announced
ZAR	South African Rand

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
USD	11,989	$11,989	1/18/07	CNY	92,972	$11,884	$(105)
USD	10,253	10,253	1/18/07	CNY	80,282	10,262	9
		$22,242				$22,146	$ (96)

CNY — Chinese RenMinBi

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Balanced Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of Contracts	Value (000)	Expiration Date	(Depreciation) (000)

Long:
Australian Dollar
10 yr. Bond	39	$21,149	Dec-06	$19
British Pound
Long Gilt	22	4,533	Dec-06	8

FTSE/JSE Top 40 Index
(South African Rand)	105	2,780	Dec-06	120
Nasdaq 100
(Equity Index)	9	1,504	Dec-06	33
Tokyo Price Index
(Japanese Yen)	48	6,563	Dec-06	(128)
U.S. Treasury
10 yr. Note	32	3,458	Dec-06	29
U.S. Treasury
5 yr. Note	66	6,964	Dec-06	53
U.S. Treasury
Long Bond	129	14,500	Dec-06	243

Short:
U.S. Treasury
2 yr. Note	12	2,454	Dec-06	(6)
S&P 500 Emini
(U.S. Dollar)	5	336	Dec-06	@—
S&P 500 Index
(U.S. Dollar)	4	1,345	Dec-06	(20)
				$351

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio seeks long-term capital growth. The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies. The Portfolio selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2006, the Portfolio’s Institutional Class had a total return of 7.05% versus 7.03% for the Russell Midcap® Growth Index (the “Index”).

Factors Affecting Performance

•                  Stock selection and sector allocations contributed favorably to relative performance versus the Index.

•                  The most notable areas of strength within the Portfolio included the technology, autos and transportation and “other” sectors. Within the technology sector, investment in computer services and software systems and semiconductor stocks proved to be particularly positive influences in the Portfolio.

•                  Holdings in transportation and logistic companies along with an overweight position within the autos and transportation sector also benefited the overall performance. In addition, stock selection in the “other” category, which includes multi-industry stocks, added to returns.

•                  The materials and processing, consumer discretionary and health care sectors were areas of weakness for the Portfolio. An underweight position in the materials and processing sector was detrimental, as well as the Portfolio’s holdings in building materials firms and its avoidance of copper companies.

•                  Among its consumer discretionary holdings, the Portfolio’s stock selection in commercial services, entertainment and consumer electronic stocks proved to be disadvantageous to performance, along with its overweight sector allocation. Within the health care sector, stock selection in drugs and pharmaceutical companies and biotechnology firms hindered relative performance.

Management Strategies

•                  As of the close of the reporting period, consumer discretionary represented the largest sector weight in the Portfolio, followed by the financial services and health care sectors. The Portfolio’s consumer discretionary exposure was overweight relative to the Index, while the financial services and health care sectors were both underweighted versus the Index.

•                  It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that we believe have some uniqueness or dynamic competitive advantage in their business model, with a high qualitystream of cash flow and the ability to redeploy capital at a high rate of return.

*                 Minimum Investment

**          Commenced offering on January 31, 1997.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)

Portfolio — Institutional Class (4)	7.05%	11.23%	10.90%	14.57%
Russell Midcap® Growth Index	7.03	12.01	8.20	11.18
Lipper Mid-Cap Growth Funds Index	6.27	8.26	5.84	10.45
Portfolio — Adviser Class(5)	6.79	10.95	—	11.05
Russell Midcap® Growth Index	7.03	12.01	—	7.69
Lipper Mid-Cap Growth Funds Index	6.27	8.26	—	6.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mid-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 30, 1990.
(5)	Commenced offering on January 31, 1997.
(6)

For comparative purposes, average annual since inception returns listed for the index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006—
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Institutional Class
Actual	$1,000.00	$ 929.20	$3.05
Hypothetical (5% averageannual return before expenses)	1,000.00	1,021.91	3.19

Adviser Class
Actual	1,000.00	928.10	4.25
Hypothetical (5% averageannual return before expenses)	1,000.00	1,020.66	4.46

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized expense ratios of 0.63% and 0.88%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Mid Cap Growth Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

Mid Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (98.3%)
Auto & Transportation (5.7%)
C.H. Robinson Worldwide, Inc.	1,201,547	$53,565
Expeditors International Washington, Inc.	1,383,657	61,683
		115,248
Consumer Discretionary (43.7%)
Abercrombie & Fitch Co., Class A	928,310	64,499
Activision, Inc.	(a)3,393,807	51,247
Amazon.com, Inc.	(a)1,520,708	48,845
Apollo Group, Inc., Class A	(a)788,515	38,827
Cheesecake Factory (The)	(a)779,879	21,205
Choice Hotels International, Inc.	671,315	27,457
ChoicePoint, Inc.	(a)880,884	31,536
Coach, Inc.	(a)1,754,634	60,359
Corporate Executive Board Co.	860,796	77,394
Expedia, Inc.	(a)1,376,522	21,584
Focus Media Holding Ltd. ADR	(a)348,644	20,194
Grupo Televisa S.A. ADR	2,089,566	44,424
Intercontinental Hotels Group plc ADR	2,262,634	39,913
International Game Technology	780,909	32,408
Iron Mountain, Inc.	(a)1,380,653	59,285
ITT Educational Services, Inc.	(a)454,335	30,122
Lamar Advertising Co., Class A	(a)552,336	29,500
Leucadia National Corp.	1,080,214	28,269
Monster Worldwide, Inc.	(a)1,453,872	52,616
Station Casinos, Inc.	359,544	20,792
Weight Watchers International, Inc.	493,198	21,868
Wendy’s International, Inc.	475,349	31,848
Wynn Resorts Ltd.	(a)427,112	29,048
		883,240
Consumer Staples (4.1%)
Loews Corp. - Carolina Group (Tracking Stock)	986,958	54,668
W.M. Wrigley Jr. Co.	615,158	28,334
		83,002
Energy — Other (7.6%)
Questar Corp.	272,226	22,260
Southwestern Energy Co.	(a)1,167,003	34,858
Ultra Petroleum Corp.	(a)2,018,224	97,097
		154,215
Financial Services (9.1%)
Brookfield Asset Management, Inc.	1,077,450	47,774
Brown & Brown, Inc.	661,790	20,224
Calamos Asset Management, Inc., Class A	1,398,676	41,009
CB Richard Ellis Group, Inc., Class A	(a)1,196,854	29,443
Chicago Mercantile Exchange Holdings, Inc.	58,574	28,013
Janus Capital Group, Inc.	938,709	18,512
		184,975
Health Care (8.3%)
Dade Behring Holdings, Inc.	1,477,064	59,319
Gen-Probe, Inc.	(a)771,806	36,190
Stericycle, Inc.	(a)753,220	52,567
Techne Corp.	(a)370,790	18,858
		166,934
Materials & Processing (3.2%)
Florida Rock Industries, Inc.	549,145	$21,257
MeadWestvaco Corp.	721,116	19,117
St. Joe Co. (The)	439,503	24,116
		64,490
Producer Durables (4.8%)
Desarrolladora Homex SA de CV. ADR	(a)836,389	31,582
MDC Holdings, Inc.	337,935	15,697
NVR, Inc.	40,552	21,696
Pentair, Inc.	1,098,289	28,764
		97,739
Technology (8.5%)
Akamai Technologies, Inc.	(a)1,209,877	60,482
Baidu.com. ADR	(a)120,711	10,567
Crown Castle International Corp.	(a)1,415,009	49,865
Marvell Technology Group Ltd.	(a)1,267,009	24,542
Tessera Technologies, Inc.	(a)750,967	26,118
		171,574
Utilities (3.3%)
NII Holdings, Inc.	(a)1,070,252	66,527
Total Common Stocks (Cost $1,733,366)		1,987,944

	Face
	Amount
	(000)
Short-Term Investment (1.5%)
Repurchase Agreement (1.5%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $30,859 (Cost $30,846)	$ (f)30,846	30,846
Total Investments (99.8%) (Cost $1,764,212)		2,018,790
Other Assets in Excess of Liabilities (0.2%)		3,216
Net Assets (100%)		$2,022,006

(a)	Non-income producing security
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

U.S. Mid Cap Value Portfolio

The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Mid Cap Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2006, the Portfolio’s Institutional Class had a total return of 14.27% compared to 12.27% for the Russell Midcap® Value Index (the “Index”)

Factors Affecting Performance

•                  In the 12 months ended September 30, 2006, stock markets continued to be driven by perceptions surrounding inflationary pressures and the future course of the U.S. economy, as commodity prices and energy costs remained elevated and the U.S. housing market began to deteriorate. These concerns amplified stock volatility, leading to a market correction in the second quarter. However, sentiment improved in the final months of the period against a backdrop of declining oil and gasoline prices, renewed optimism that consumers would continue spending, and a pause in the Federal Open Market Committee’s (the “Fed’s”) two-year cycle of increases to the target federal funds rate.

•                  During the 12-month period, mid-cap value stocks performed well on the whole, with all sectors except energy registering positive returns in the Index.

•                  On an absolute basis, all sectors represented in the Portfolio advanced during the period under review.

•                  Relative to the Index, stock selection in the financial sector drove gains, especially in diversified financial and banking companies, offsetting weak performance from an underweight in real estate investment trusts (REITs).

•                  A dramatic underweight in utilities added to gains as the sector’s performance slipped in the broad market.

•                  Stock selection and a slight overweight in industrials further boosted results relative to the Index, primarily due to individual company-specific reasons.

•                  In contrast, the health care sector was a significant drag on performance relative to the Index, owing mostly to the Portfolio’s health care equipment and services exposure.

•                  Within the consumer discretionary sector, the Portfolio’s exposure to media stocks also hampered results.

Management Strategies

•                  In keeping with our investment discipline, we continue to seek undervalued companies that are experiencing a positive change or catalyst that should have a positive impact on the stock valuation. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

•                  At the end of the period, the Portfolio held underweights in the financials and utilities sectors and overweights in the health care, materials and consumer staples sectors, relative to the Index.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

*                 Minimum Investment

**          Commenced offering on July 17, 1998.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Russell Midcap® Value Index(1) and the Lipper Mid-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)

Portfolio — Institutional Class(4)	14.27%	11.79%	13.23%	15.96%
Russell Midcap® Value Index	12.27	16.63	13.66	15.39
Lipper Mid-Cap Core Funds Index	8.46	12.25	10.31	12.05
Portfolio — Investment Class(5)	14.10	11.63	13.05	13.07
Russell Midcap® Value Index	12.27	16.63	13.66	13.56
Lipper Mid-Cap Core Funds Index	8.46	12.25	10.31	10.02
Portfolio — Adviser Class(6)	14.02	11.51	—	7.97
Russell Midcap® Value Index	12.27	16.63	—	10.57
Lipper Mid-Cap Core Funds Index	8.46	12.25	—	8.09

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mid-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on December 30, 1994.
(5)	Commenced offering on May 10, 1996.
(6)	Commenced offering on July 17, 1998.
(7)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Institutional Class
Actual	$1,000.00	$1,032.30	$4.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.56

Investment Class
Actual	1,000.00	1,031.40	5.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.85	5.27

Adviser Class
Actual	1,000.00	1,031.00	5.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.30	5.82

*  Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.90%, 1.04% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries and/or security types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

U.S. Mid Cap Value Portfolio

		Value
	Shares	(000)
Common Stocks (92.0%)
Consumer Discretionary (7.7%)
Amazon.com, Inc.	(a)23,500	$755
Newell Rubbermaid, Inc.	103,750	2,938
Office Depot, Inc.	(a)74,750	2,967
OSI Restaurant Partners, Inc.	20,750	658
Snap-On, Inc.	66,080	2,944
		10,262
Consumer Staples (10.1%)
Avon Products, Inc.	63,350	1,942
ConAgra Foods, Inc.	172,570	4,225
Safeway, Inc.	46,770	1,419
Tyson Foods, Inc., Class A	177,030	2,811
UST, Inc.	56,110	3,077
		13,474
Energy (2.8%)
Amerada Hess Corp.	58,340	2,416
Cooper Cameron Corp.	(a)28,290	1,367
		3,783
Financials (25.7%)
A.G. Edwards, Inc.	44,030	2,346
ACE Ltd.	67,790	3,710
Allied World Assurance Holdings Ltd. (Bermuda)	(a)85,530	3,455
Amvescap plc ADR	127,120	2,786
Aspen Insurance Holdings, Ltd.	35,500	917
Charles Schwab Corp. (The)	149,150	2,670
Conseco, Inc.	(a)90,810	1,906
Hudson City Bancorp, Inc.	253,990	3,365
KKR Financial Corp. REIT	143,750	3,528
Lazard Ltd.	61,100	2,443
Marsh & McLennan Cos., Inc.	132,740	3,737
Northern Trust Corp.	43,550	2,545
Security Capital Assurance Ltd.	(a)42,610	1,020
		34,428
Health Care (12.2%)
Applera Corp. - Applied Biosystems Group (Tracking Stock)	114,720	3,798
Beckman Coulter, Inc.	62,800	3,615
HealthSouth Corp.	(a)472,590	2,344
Kos Pharmaceuticals, Inc.	(a)38,920	1,923
Tenet Healthcare Corp.	(a)230,520	1,877
Watson Pharmaceuticals, Inc.	(a)104,590	2,737
		16,294
Industrials (5.9%)
Goodrich Corp.	73,760	2,989
Manpower, Inc.	14,430	884
McDermott International, Inc.	(a)30,770	1,286
Southwest Airlines Co.	160,070	2,667
		7,826
Information Technology (9.2%)
Cognos, Inc.	(a)136,120	4,969
Diebold, Inc.	102,280	4,452
Linear Technology Corp.	94,060	$2,927
		12,348
Materials (11.7%)
Albemarle Corp.	58,840	3,197
International Flavors & Fragrances, Inc.	153,200	6,057
Nalco Holding Co.	(a)155,780	2,885
Sealed Air Corp.	64,980	3,517
		15,656
Telecommunication Services (2.4%)
CenturyTel, Inc.	81,670	3,240
Utilities (4.3%)
Constellation Energy Group, Inc.	47,145	2,791
Wisconsin Energy Corp.	68,680	2,963
		5,754
Total Common Stocks (Cost $108,605)		123,065
Mutual Fund (0.9%)
StreetTRACKS Gold Trust (Cost $951)	(a)19,950	1,186

	Face
	Amount
	(000)
Short-Term Investment (7.2%)
Repurchase Agreement (7.2%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $9,666 (Cost $9,662)	$ (f)9,662	9,662
Total Investments (100.1%) (Cost $119,218)		133,913
Liabilities in Excess of Other Assets (-0.1%)		(176)
Net Assets (100%)		$133,737

(a)	Non-income producing security
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell 2000® Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2006, the Portfolio’s Institutional Class had a total return of 13.42%, compared to 14.01% for the Russell 2000® Value Index (the “Index”).

Factors Affecting Performance

•          The fiscal year began on a challenging note, in the wake of the 2005 Gulf Coast hurricanes, but this weakness in the U.S. equity markets proved short-lived. By November, markets rallied, helped by a drop in oil prices and improvement in a number of measures of economic activity. Stocks were more subdued in December, but language from the Federal Open Market Committee (the “Fed”), encouraging labor market data, improved consumer confidence, and the continuation of robust merger-and-acquisition and corporate restructuring activities led to a pronounced January Effect early in 2006.

•          The advance tapered off in February, amid a number of earnings disappointments and lackluster forward guidance, declining consumer confidence, and disappointing fourth quarter gross domestic product (“GDP”) growth. Nonetheless, other positive economic data and well-received Congressional testimony from the new Federal Reserve Board Chairman Ben Bernanke helped support equity prices. In March and April, inflation data appeared reasonable, economic activity was strong, and investors expected that GDP growth would recover in the first quarter.

•          However, in May, equity markets worldwide experienced a sell-off. Rising commodity prices and an uptick in long-term interest rates, together with the Fed’s 16th consecutive increase of the target federal funds rate, amplified investors’ recession fears. Sentiment continued to decline in June and July, amid a new high for oil prices, escalating geopolitical conflicts, and below-expectation second quarter GDP growth. Additionally, a number of bellwether technology companies announced earnings disappointments, and retail sales and housing data declined. The Fed raised rates for the 17th time, but suggested that additional rate increases might soon become unnecessary.

•          Equities turned modestly positive in August and September. After 17 consecutive increases, the Fed did indeed leave the target federal funds rate unchanged at both its August and September meetings. Headline inflation data was decent and retail sales numbers beat expectations. Oil and gasoline prices edged lower. However, housing trends continued to show weakness—investors seemed surprised by the acceleration in the downward trend—and second quarter GDP growth was revised lower.

•          In this environment, market capitalization was not a significant differentiator for performance, with small-, mid- and large-cap returns spanning a very narrow range. Value, however, did outperform growth across the market-cap spectrum. The best performing sectors of the small-cap value universe were basic resources, retail, and technology. The weakest sectors were consumer durables (which was the only sector with a negative absolute return), energy, and consumer services.

•          The Portfolio’s slight underperformance relative to the Index was driven by stock selection within the health care, heavy industry/transportation, retail, and basic resources sectors.

•          However, stock selection within the consumer services, consumer staples, and consumer durables sectors contributed positively to relative results. An underweight in the consumer durables sector also proved advantageous.

Management Strategies

•          During the period, we reduced the Portfolio’s weightings in the consumer staples and consumer services sectors. Within consumer services, the decrease was partially due to merger and acquisition activity. Elsewhere in the Portfolio, we increased weightings in the technology and retail sectors.

•          We maintained an underweight in the financial services sector, a result of the Portfolio’s limited exposure to banks and real estate investment trusts (REITs). Insurance and reinsurance, however, remained modestly overweight. The heavy industry/transportation sector continued to be an overweight in the Portfolio, especially in the aerospace, business services, and transportation industries.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

U.S. Small Cap Value Portfolio

*          Minimum Investment

**   Commenced offering on January 22, 1999.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 2000® Value Index(1) , Lipper Small-Cap Value Funds Index(2) and the Lipper Small-Cap Core Funds Index(3)

	Total Returns(4)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio — Institutional Class(5)	13.42%	15.05%	11.46%	12.01%
Russell 2000® Value Index	14.01	16.96	13.38	12.33
Lipper Small-Cap Value Funds Index	9.72	16.87	12.71	—
Lipper Small-Cap Core Funds Index	6.96	13.18	9.85	—
Portfolio — Adviser Class(6)	13.13	14.76	—	9.89
Russell 2000® Value Index	14.01	16.96	—	13.43
Lipper Small-Cap Value Funds Index	9.72	16.87	—	13.30
Lipper Small-Cap Core Funds Index	6.96	13.18	—	10.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Value Funds classification.

(3)

The Lipper Small-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

(4)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on July 1, 1986.
(6)	Commenced offering on January 22, 1999.
(7)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

U.S. Small Cap Value Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending Account	During Period*
	Account	Value	April 1, 2006 —
	Value	September 30,	September 30,
	April 1, 2006	2006	2006
Institutional Class
Actual	$1,000.00	$1,009.60	$4.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.05

Adviser Class
Actual	1,000.00	1,008.10	5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.80	5.32

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

U.S. Small Cap Value Portfolio

		Value
	Shares	(000)
Common Stocks (97.0%)
Basic Resources (5.8%)
Albany International Corp., Class A	297,000	$9,451
Cytec Industries, Inc.	195,900	10,890
Hercules, Inc.	(a)663,035	10,456
Rock-Tenn Co., Class A	628,200	12,438
		43,235
Consumer Durables (1.8%)
General Cable Corp.	(a)133,200	5,090
Jarden Corp.	(a)250,900	8,272
		13,362
Consumer Services (4.9%)
Advo, Inc.	252,400	7,062
Cenveo, Inc.	(a)591,800	11,138
Jackson Hewitt Tax Service, Inc.	167,820	5,036
John H Harland Co.	162,624	5,928
Sinclair Broadcast Group, Inc., Class A	938,900	7,370
		36,534
Energy (4.8%)
Denbury Resources, Inc.	(a)315,500	9,118
St. Mary Land & Exploration Co.	261,860	9,613
Superior Energy Services, Inc.	(a)256,030	6,723
Universal Compression Holdings, Inc.	(a)183,120	9,788
		35,242
Financial Services (18.9%)
Alabama National Bancorporation	58,400	3,986
Anthracite Capital, Inc. REIT	887,400	11,412
Central Pacific Financial Corp.	115,000	4,207
Conseco, Inc.	(a)522,900	10,976
First Niagara Financial Group, Inc.	519,700	7,577
FTI Consulting, Inc.	(a)318,600	7,984
Greater Bay Bancorp.	176,300	4,973
Integra Bank Corp.	205,200	5,187
LaSalle Hotel Properties, REIT	144,300	6,254
Max Re Capital Ltd.	432,440	9,929
MB Financial, Inc.	163,700	6,036
National Financial Partners Corp.	93,600	3,840
NYMAGIC, Inc.	156,200	4,952
Parkway Properties, Inc. REIT	156,188	7,261
Platinum Underwriters Holdings Ltd.	293,900	9,061
ProAssurance Corp.	(a)148,751	7,330
Provident Bankshares Corp.	117,800	4,364
Provident New York Bancorp., Inc.	410,700	5,618
TAL International Group, Inc.	261,100	5,538
Triad Guaranty, Inc.	(a)4,890	250
United America Indemnity Ltd., Class A	(a)593,530	13,337
		140,072
Food & Tobacco (3.8%)
Corn Products International, Inc.	326,000	10,608
Delta & Pine Land Co.	185,524	7,514
NBTY, Inc.	(a)343,500	10,054
		28,176
Health Care (5.3%)
Apria Healthcare Group, Inc.	(a)867,400	17,122
Bio-Rad Laboratories, Inc., Class A	(a)173,600	$12,279
Magellan Health Services	(a)71,400	3,042
West Pharmaceutical Services	174,500	6,852
		39,295
Heavy Industry & Transportation (25.2%)
AAR Corp.	(a)111,100	2,649
ACCO Brands Corp.	(a)962,900	21,434
Acuity Brands, Inc.	276,860	12,570
American Commercial Lines, Inc.	(a)139,400	8,287
Brink’s Co. (The)	189,000	10,028
CIRCOR International, Inc.	327,572	10,007
DRS Technologies, Inc.	436,600	19,066
G & K Services, Inc., Class A	38,634	1,408
Gartner, Inc.	(a)494,600	8,700
Geo Group, Inc. (The)	(a)380,151	16,062
Gevity HR, Inc.	415,500	9,465
Laidlaw International, Inc.	513,300	14,029
MAXIMUS, Inc.	573,300	14,963
Moog, Inc., Class A	(a)275,500	9,549
Pacer International, Inc.	441,000	12,242
ProQuest Co.	(a)511,400	6,659
Watts Water Technologies, Inc., Class A	310,300	9,855
		186,973
Retail (8.7%)
AFC Enterprises, Inc.	(a)751,800	10,856
Central Garden & Pet Co.	(a)110,914	5,353
Denny’s Corp.	(a)2,334,200	7,959
Guitar Center, Inc.	(a)117,500	5,250
Lithia Motors, Inc.	344,855	8,525
Maidenform Brands, Inc.	(a)593,619	11,457
Stage Stores, Inc.	300,800	8,825
Tween Brands, Inc.	(a)183,700	6,907
		65,132
Technology (13.2%)
Belden CDT, Inc.	584,550	22,347
Electronics for Imaging, Inc.	(a)666,300	15,245
Hummingbird Ltd.	(a)249,625	6,947
Intergraph Corp.	(a)292,800	12,555
Keane, Inc.	(a)507,500	7,313
Methode Electronics, Inc.	78,800	749
MSC.Software Corp.	(a)782,000	12,043
MTC Technologies, Inc.	(a)151,926	3,652
Paxar Corp.	(a)376,900	7,531
Tekelec	(a)753,900	9,771
		98,153
Utilities (4.6%)
AGL Resources, Inc.	205,700	7,508
Avista Corp.	285,921	6,771
PNM Resources, Inc.	276,450	7,622
Syniverse Holdings, Inc.	(a)383,600	5,754
UGI Corp.	262,500	6,418
		34,073
Total Common Stocks (Cost $624,053)		720,247

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

U.S. Small Cap Value Portfolio

		Value
	Shares	(000)
Investment Companies (1.0%)
Financial Services (1.0%)
iShares Russell 2000 Value Index Fund
(Cost $7,565)	100,600	$ 7,414

	Face
	Amount
	(000)
Short-Term Investment (1.7%)
Repurchase Agreement (1.7%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $12,907 (Cost $12,901)	$ (f)12,901	12,901
Total Investments (99.7%) (Cost $644,519)		740,562
Other Assets in Excess of Liabilities (0.3%)		2,074
Net Assets (100%)		$742,636

(a)	Non-income producing security
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Value Portfolio

The Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

Performance

For the fiscal year ended September 30, 2006, the Portfolio’s Institutional Class had a total return of 14.68% compared to  14.62% return for the Russell 1000® Value Index (the “Index”) and 10.79% return for the S&P 500® Index.

Factors Affecting Performance

•          Relative to the Index, the Portfolio’s significant detractors from performance were in the health care, consumer staples and technology sectors. Pharmaceutical stocks, which comprise the bulk of the Portfolio’s health care representation, and health care equipment and services stocks were the primary sources of negative performance. Stock selection in the consumer staples sector hampered returns, due to a number of individual company-specific events. Stock selection in the technology sector also diminished gains.

•          In contrast, the energy and materials sectors bolstered performance relative to the Index. We have continued to find a lack of compelling opportunities in the energy sector, and the Portfolio’s significant underweight proved advantageous as oil and natural gas prices have slipped from their highs.

•          Within the materials sector, the Portfolio’s paper holdings benefited from consolidation activity that was well received by the market as well as improving fundamentals in the paper industry. Stock selection and the resulting overweight in the materials sector drove positive performance.

Management Strategies

•          We maintain our focus on bottom-up selection of stocks with reasonable valuations relative to our assessment of fair value.

•          The Portfolio’s positioning remained largely unchanged throughout the period, and Portfolio turnover during the fiscal year was low.

•          Despite the sharp increase in market volatility in the second quarter of 2006, the relatively tame market climate of the past few years has presented fewer opportunities to exploit valuation discrepancies. Moreover, our long-term perspective affords us the patience to buy and hold some of the Portfolio’s more contrarian positions.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Value Portfolio

*                 Minimum Investment

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Russell 1000® Value Index(1), S&P 500® Index(2), Lipper Large-Cap Value Funds Index(3) and the Lipper Multi-Cap Value Funds Index(4)

	Total Returns
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(9)

Portfolio — Institutional Class(6)	14.68%	9.57%	9.18%	13.29%
Russell 1000® Value Index	14.62	10.73	11.20	13.72
S&P 500® Index	10.79	6.98	8.59	12.67
Lipper Large-Cap Value Funds Index	12.59	8.01	8.60	12.19
Lipper Multi-Cap Value Funds Index	10.94	10.42	9.65	12.06
Portfolio — Investment Class(7)	14.48	9.40	9.01	9.14
Russell 1000® Value Index	14.62	10.73	11.20	11.41
S&P 500® Index	10.79	6.98	8.59	9.08
Lipper Large-Cap Value Funds Index	12.59	8.01	8.60	8.99
Lipper Multi-Cap Value Funds Index	10.94	10.42	9.65	9.81
Portfolio — Adviser Class(8)	14.38	9.28	8.90	9.79
Russell 1000® Value Index	14.62	10.73	11.20	11.79
S&P 500® Index	10.79	6.98	8.59	9.32
Lipper Large-Cap Value Funds Index	12.59	8.01	8.60	9.32
Lipper Multi-Cap Value Funds Index	10.94	10.42	9.65	10.31

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Portfolio’s benchmark was changed from the S&P 500® Index to the Russell 1000® Value Index to more accurately reflect the Portfolio’s investible universe. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.

(4)

The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Value Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)	Commenced operations on November 5, 1984.
(7)	Commenced offering on May 6, 1996.
(8)	Commenced offering on July 17, 1996.
(9)

For comparative purposes, average annual since inception returns listed for the index refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Value Portfolio

period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Institutional Class
Actual	$1,000.00	$1,069.80	$3.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.81	3.29

Investment Class
Actual	1,000.00	1,068.30	4.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.00

Adviser Class
Actual	1,000.00	1,067.90	4.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.51

*  Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.65%, 0.79% and 0.89%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

Value Portfolio

		Value
	Shares	(000)
Common Stocks (95.7%)
Consumer Discretionary (11.7%)
Clear Channel Communications, Inc.	330,928	$9,547
Comcast Corp., Class A	(a)321,000	11,829
Federated Department Stores, Inc.	62,720	2,710
Gannett Co., Inc.	41,900	2,381
Liberty Media Holding Corp. - Capital, Class A	(a)44,300	3,702
Liberty Media Holding Corp. - Interactive, Class A	(a)221,600	4,516
Live Nation, Inc.	(a)(c)@—	@—
Lowe’s Cos., Inc.	50,500	1,417
News Corp., Inc.	(c)239,500	4,944
Time Warner, Inc.	552,100	10,065
Viacom, Inc., Class B	(a)223,350	8,304
Walt Disney Co.	202,400	6,256
		65,671
Consumer Staples (12.2%)
Altria Group, Inc.	103,300	7,908
Anheuser-Busch Cos., Inc.	73,450	3,490
Cadbury Schweppes plc ADR	(c)66,700	2,853
Coca-Cola Co. (The)	240,500	10,745
Kimberly-Clark Corp.	167,000	10,915
Kraft Foods, Inc., Class A	(c)258,700	9,225
Unilever N.V. (NY Shares)	394,700	9,686
Wal-Mart Stores, Inc.	276,600	13,642
		68,464
Energy (0.6%)
Total S.A. ADR	49,900	3,291
Financials (27.8%)
Aflac, Inc.	61,200	2,800
American International Group, Inc.	79,800	5,288
Bank of America Corp.	377,000	20,196
Bank of New York Co., Inc. (The)	169,200	5,966
Barclays plc	(c)21,500	1,092
Berkshire Hathaway, Inc., Class B	(a)950	3,015
Chubb Corp.	186,880	9,710
Citigroup, Inc.	419,600	20,841
Fannie Mae	53,400	2,986
Freddie Mac	335,600	22,260
Genworth Financial, Inc.	45,500	1,593
Hartford Financial Services Group, Inc.	21,600	1,874
JPMorgan Chase & Co.	132,700	6,232
Merrill Lynch & Co., Inc.	79,100	6,187
Metlife, Inc.	67,600	3,832
PNC Financial Services Group, Inc.	95,300	6,904
St. Paul Travelers Cos., Inc. (The)	113,315	5,313
SunTrust Banks, Inc.	30,800	2,380
Torchmark Corp.	(c)55,400	3,496
U.S. Bancorp	77,300	2,568
Wachovia Corp.	205,900	11,489
Wells Fargo & Co.	271,200	9,812
		155,834
Health Care (17.5%)
Abbott Laboratories	142,400	$6,915
Boston Scientific Corp.	(a)219,200	3,242
Bristol-Myers Squibb Co.	568,600	14,170
Cardinal Health, Inc.	73,600	4,839
Eli Lilly & Co.	125,300	7,142
GlaxoSmithKline plc ADR	(c)293,000	15,596
Pfizer, Inc.	352,300	9,991
Roche Holding AG ADR	116,300	10,026
Sanofi-Aventis ADR	(c)120,000	5,336
Schering-Plough Corp.	503,900	11,131
Wyeth	195,400	9,934
		98,322
Industrials (0.9%)
General Electric Co.	93,900	3,315
Southwest Airlines Co.	113,700	1,894
		5,209
Information Technology (6.8%)
Affiliated Computer Services, Inc., Class A	(a)30,287	1,571
Cisco Systems, Inc.	(a)132,300	3,043
Dell, Inc.	(a)274,100	6,260
First Data Corp.	86,000	3,612
Flextronics International Ltd.	(a)99,600	1,259
Hewlett-Packard Co.	55,000	2,018
Intel Corp.	352,800	7,257
International Business Machines Corp.	45,500	3,728
KLA-Tencor Corp.	56,700	2,521
McAfee, Inc	(a)(c)83,700	2,047
Microsoft Corp.	92,600	2,531
Nokia Oyj ADR	48,300	951
Telefonaktiebolaget LM Ericsson ADR	(c)32,700	1,127
		37,925
Materials (8.8%)
Alcoa, Inc.	412,700	11,572
Dow Chemical Co. (The)	14,200	554
E.I. du Pont de Nemours & Co.	309,900	13,276
International Paper Co.	(c)578,923	20,048
Rohm & Haas Co.	83,000	3,930
		49,380
Telecommunication Services (8.5%)
AT&T, Inc.	527,400	17,172
Embarq Corp.	22,370	1,082
Sprint Nextel Corp.	540,600	9,271
Verizon Communications, Inc.	547,200	20,318
		47,843
Utilities (0.9%)
American Electric Power Co., Inc.	116,000	4,219
FirstEnergy Corp.	18,900	1,056
		5,275
Total Common Stocks (Cost $489,318)		537,214

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Value Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Investments (10.0%)
Short-Term Debt Securities held as Collateral on Loaned Securities (5.0%)
Alliance & Leicester plc, 5.32%, 10/10/06	$ (h)703	$703
AmSouth Bank, 5.30%, 10/2/06	(h)1,406	1,406
Bancaja, 5.37%, 1/19/07	(h)351	351
Bank of America Corp.,
5.31%, 10/2/06	(h)154	154
5.32%, 10/2/06	(h)1,125	1,125
Bank of New York Co., Inc. 5.32%, 10/10/06	(h)351	351
Bear Stearns & Co., Inc.,
5.37%, 10/16/06	(h)703	703
5.44%, 10/2/06	(h)703	703
BNP Paribas plc, 5.36%, 11/20/06	(h)703	703
CIC, N.Y., 5.31%, 10/5/06	(h)492	492
Ciesco LLC, 5.30%, 10/10/06	(h)328	328
Dekabank Deutsche Girozentrale,
5.51%, 10/19/06	(h)717	717
Deutsche Bank Securities, Inc., 5.40%, 10/2/06	4,366	4,366
Dexia Bank, New York, 5.33%, 10/2/06	(h)703	703
Five Finance, Inc., 5.33%, 10/2/06	(h)703	703
Goldman Sachs Group, Inc.,
5.38%, 10/16/06	(h)351	351
5.49%, 10/2/06	(h)661	661
HSBC Finance Corp., 5.32%, 10/6/06	(h)351	351
Liberty Lighthouse US Capital, 5.33%, 10/2/06	(h)351	351
Manufacturers & Traders,
5.31%, 10/30/06	(h)211	211
5.32%, 10/19/06	(h)1,406	1,406
Merrill Lynch & Co., 5.46%, 10/26/06	(h)370	370
Natexis Banques Populaires, New York,
5.35%, 10/2/06	(h)351	351
National City Bank Cleveland,
5.32%, 10/2/06	(h)1,019	1,019
National Rural Utilities Cooperative Finance
Corp., 5.32%, 10/2/06	(h)1,406	1,406
Nationwide Building Society, 5.42%, 12/28/06	(h)815	815
Newport Funding Corp., 5.33%, 10/2/06	698	698
Nordea Bank, New York, 5.31%, 10/2/06	(h)1,054	1,054
Norinchukin Bank, New York,
5.31%, 10/10/06	352	352
5.33%, 11/1/06	703	703
Rhein-Man Securitisation Ltd.,
5.30%, 10/5/06	502	502
5.30%, 10/20/06	140	140
Scaldis Capital LLC, 5.29%, 10/20/06	700	700
Skandi New York, 5.32%, 10/10/06	(h)703	703
SLM Corp., 5.33%, 10/20/06	(h)703	703
Ticonderoga Funding LLC, 5.29%, 10/25/06	140	140
Unicredito Italiano Bank (Ireland) plc,
5.34%, 10/10/06	(h)492	492
Wells Fargo Bank N.A.,
5.30%, 10/2/06	(h)141	141
5.31%, 10/2/06	(h)1,054	1,054
		28,182
Repurchase Agreement (5.0%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $28,068	$ (f)28,056	$28,056
Total Short-Term Investments (Cost $56,238)		56,238
Total Investments (105.7%) (Cost $545,556)— Including $27,694 of Securities Loaned		593,452
Liabilities in Excess of Other Assets (-5.7%)		(32,069)
Net Assets (100%)		$561,383

(a)                                  Non-income producing security.

(c)                                  All or a portion of security on loan at September 30, 2006.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)                                 Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.

@                                    Value/Face Amount is less than $500.

ADR                     American Depository Receipt

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Core Fixed Income Portfolio

Core Fixed-Income Portfolios: Distinguishing Characteristics and General Strategy

•  Core Fixed Income Portfolio

•  Core Plus Fixed Income Portfolio

•  Investment Grade Fixed Income Portfolio

The MSIF Trust core fixed-income portfolios invest in a broad array of fixed-income securities — including U.S. Treasury and Agency securities, corporate obligations, and mortgage-backed issues. To meet the various needs of different core fixed-income investors, MSIF Trust offers three different core fixed-income mutual funds — all of which are actively managed by Morgan Stanley Investment Management’s taxable fixed-income team.

The Core Plus Fixed Income Portfolio is the flagship offering of the MSIF Trust core fixed-income portfolios, and is structured to take full advantage of the Advisor’s core fixed-income capabilities. The Investment Grade Fixed Income Portfolio invests only in fixed-income securities with credit-quality ratings of BBB or better, while the Core Fixed Income Portfolio invests primarily in dollar-denominated fixed-income securities issued by domestic entities with a credit-quality rating of BBB or better.

Morgan Stanley Investment Management’s core fixed-income strategies have two major objectives. The first is to provide investors with a positive real return — a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients’ investment programs. This approach positions each Portfolio to potentially perform well when other market sectors experience poor returns. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High yield fixed income securities, otherwise known as “junk bonds”, represent a much greater risk of default and tend to be more volatile than higher rated bonds. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2006, the Portfolio’s Institutional Class had a total return of 3.79% compared to 3.67% for the Lehman Brothers U.S. Aggregate Bond Index (the “Index”) and 3.71% for the Citigroup U.S. Broad Investment Grade Bond Index.

Factors Affecting Performance

•                  Strong economic data and inflationary pressures stemming from rising oil prices led the Federal Open Market Committee (the “Fed”) to continue raising the target federal funds rate over the course of the period to 5.25% as of the end of June. As economic growth moderated, consumer spending and housing weakened, and inflation concerns eased, the Fed finally paused in its tightening campaign in August, ending a record two-year run of 17 consecutive rate increases. As a result, short-term interest rates began to decline and the yield curve flattened.

•                  In response to the improved outlook for the fixed-income market, the U.S. bond market rallied in the latter months of the period, posting the best run of positive returns since the Fed began its tightening cycle. As of the end of the period, all fixed-income asset classes posted positive returns.

•                  The credit sector had trouble keeping pace with other fixed-income sectors, due to inflation concerns and increased risk in the corporate market. Agency and mortgage issues had the highest returns of the government sectors while Treasuries underperformed due to their high sensitivity to fluctuating interest rates. Overall, across the government asset class, shorter-dated issues outperformed longer-dated issues.

•                  The Portfolio’s below-Index interest-rate sensitivity was the key driver of performance as interest rates rose throughout most of the period.

•                  Strong security selection within the corporate credit area added value, more than offsetting the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads. The Portfolio’s focus on higher-quality corporate securities detracted from the Portfolio’s performance as the below-investment grade and non-rated sectors of the market outperformed high-rated bonds.

•                  The Portfolio’s overweight to credit, including a large exposure to asset-backed securities, benefited performance, as did strong security selection within the asset class.

•                  An emphasis on higher-coupon mortgage backed securities, and lower exposure to other mortgage securities, was additive to performance as high-coupon mortgages outperformed equal duration Treasuries for much of the period. When rates declined in the latter months, however, high-coupon, slow-prepaying

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Core Fixed Income Portfolio

mortgages underperformed and the Portfolio’s positioning dampened overall performance.

Management Strategies

•                  We continue to maintain a defensive interest rate position in the belief that monetary conditions remain stimulative.

•                  Credit spreads remain at historically tight levels, and with few exceptions, fail to offer sufficient reward for their associated risks. Therefore, we continue to hold a below-Index sensitivity to the sector, and have reduced the Portfolio’s corporate credit exposure as issues become fully valued. We believe some pockets of value exist within the paper and forest products industry, high quality asset-backed issues, and high quality insurance issues; these areas remain the focus of our credit activities.

•                  Yield spreads of mortgage-backed securities (“MBS”) remain tight relative to Treasuries, and in many cases are below those offered by equal-duration interest-rate swaps. Implied interest-rate volatility remains quite low, suggesting that this is not a good time to “write” or “sell” options (a mortgage investor is implicitly short a call option to the homeowner). With yield spreads and implied volatility at such unattractive levels, we believe it makes more sense to maintain below-benchmark sensitivity to the sector.

•                  Within the MBS market, we believe that higher-coupon MBS continue to offer the best relative value. Additionally, we have also identified pockets of value in many non-Index MBS, including AAA rated and interest-only (IO) tranches of mortgage issues backed by option adjustable-rate mortgages.

•                  Agency spreads, where most of the yield spread reflects compensation for liquidity risk, remain unattractive in our view. As a result, we believe that a below-benchmark exposure to the sector is appropriate at this time.

•                  The Portfolio continued to pay fixed rates on selected zero-coupon swaps and receive variable rates from highly-rated counterparties. We believe this strategy will continue to offer value in an environment where liquidity spreads widen.

*                 Minimum Investment

**          Commenced offering on March 1, 1999.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Core Fixed Income Portfolio

Performance Compared to the Lehman Brothers U.S. Aggregate Bond Index(1), Citigroup U.S. Broad Investment Grade Bond Index(2), Lipper Intermediate Investment Grade Debt Funds Index(3)  and the Lipper A-Rated Corporate Debt Funds Index(4)

	Total Returns(5)
		Average Annual
				Since
	One	Five	Ten	Incep-
	Year	Years	Years	tion(8)

Portfolio — Institutional Class(6)	3.79%	5.00%	6.28%	8.03%
Lehman Brothers U.S. Aggregate Bond Index	3.67	4.81	6.42	7.84
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	6.45	7.87
Lipper Intermediate Investment Grade Debt Funds Index	3.52	4.67	6.03	—
Lipper A-Rated Corporate Debt Funds Index	3.16	4.66	5.91	7.50
Portfolio — Adviser Class(7)	3.55	4.75	—	5.53
Lehman Brothers U.S. Aggregate Bond Index	3.67	4.81	—	5.86
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	—	5.89
Lipper Intermediate Investment Grade Debt Funds Index	3.52	4.67	—	5.59
Lipper A-Rated Corporate Debt Funds Index	3.16	4.66	—	5.37

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Lehman Brothers U.S. Aggregate Bond Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Portfolio’s benchmark was changed from the Citigroup U.S. Broad Investment Grade Bond Index to the Lehman Brothers U.S. Aggregate Bond Index to more accurately reflect the Portfolio’s investible universe. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Intermediate Investment Grade Debt Funds classification.

(4)

The Lipper A-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper A-Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)	Commenced operations on September 29, 1987.
(7)	Commenced offering on March 1, 1999.
(8)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Core Fixed Income Portfolio

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Institutional Class
Actual	$1,000.00	$1,034.50	$2.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.56	2.54

Adviser Class
Actual	1,000.00	1,033.40	3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.31	3.80

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized net expense ratios of 0.50% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (91.3%)
Agency Adjustable Rate Mortgages (1.9%)
Federal National Mortgage Association, Conventional Pools:
7.04%, 7/1/36	$1,670	$1,718
7.05%, 5/1/36	2,941	3,034
Government National Mortgage Association, Adjustable Rate Mortgages:
4.75%, 8/20/25 - 9/20/27	247	249
5.13%, 10/20/27 - 12/20/27	32	32
5.38%, 2/20/25 - 1/20/28	941	950
		5,983
Agency Fixed Rate Mortgages (12.7%)
Federal Home Loan Mortgage Corp., Conventional Pools:
10.00%, 10/1/12 - 11/1/20	33	36
11.50%, 8/1/19	26	29
Gold Pools:
5.50%, 6/1/21 - 8/1/21	2,650	2,649
6.50%, 2/1/29 - 4/1/29	85	87
7.50%, 2/1/30 - 6/1/32	547	567
8.00%, 10/1/29 - 10/1/31	527	554
8.50%, 3/1/30 - 7/1/31	215	230
10.00%, 6/1/17 - 3/1/21	98	106
October TBA
5.50%, 10/1/19	(i)6,700	6,696
Federal National Mortgage Association, Conventional Pools:
6.50%, 7/1/29 - 2/1/33	2,221	2,271
7.00%, 2/1/26 - 7/1/36	13,132	13,510
7.50%, 7/1/29 - 9/1/35	3,476	3,600
8.00%, 4/1/25 - 8/1/32	2,341	2,472
8.50%, 5/1/23 - 5/1/32	1,648	1,773
9.00%, 4/1/26	454	488
9.50%, 2/1/20 - 8/1/21	210	230
10.00%, 8/1/18 - 2/1/25	42	47
10.50%, 11/1/10 - 10/1/18	44	48
11.00%, 9/1/19 - 9/1/20	67	75
11.50%, 11/1/19	61	67
November TBA
7.00%, 11/1/36	(i)2,350	2,412
Government National Mortgage Association, Various Pools:
9.00%, 11/15/17	39	42
9.50%, 12/15/17 - 12/15/21	276	299
10.00%, 9/15/18 - 4/15/25	271	302
10.50%, 11/15/14 - 2/15/25	505	568
11.00%, 12/15/09 - 7/15/20	51	56
11.50%, 4/15/13 - 8/15/13	34	38
12.00%, 12/15/12 - 3/15/14	9	11
		39,263
Asset Backed Corporates (23.9%)
Argent Securities, Inc.
5.38%, 10/15/46	$ (h)2,325	$2,325
Banc of America Securities Auto Trust
3.99%, 8/18/09	1,500	1,484
Bear Stearns Asset Backed Securities, Inc.
5.45%, 8/25/35	(h)350	350
5.53%, 9/25/34	(h)442	443
5.55%, 3/25/35	(h)682	682
Capital Auto Receivables Asset Trust
3.35%, 2/15/08	673	670
4.05%, 7/15/09	1,600	1,586
5.03%, 10/15/09	1,400	1,397
5.31%, 10/20/09	(e)2,700	2,707
5.41%, 1/15/08	(h)415	416
Carrington Mortgage Loan Trust
5.45%, 10/25/35	(h)479	479
5.48%, 9/25/35	(h)444	445
Caterpillar Financial Asset Trust
3.90%, 2/25/09	1,300	1,289
5.57%, 5/25/10	1,500	1,513
CIT Equipment Collateral
3.50%, 9/20/08	322	318
Citibank Credit Card Issuance Trust
6.88%, 11/16/09	1,240	1,263
Citicorp Residential
5.41%, 9/25/36	(h)1,850	1,850
CNH Equipment Trust
4.02%, 4/15/09	1,275	1,264
4.27%, 1/15/10	1,575	1,556
5.20%, 6/15/10	1,050	1,046
Countrywide Asset-Backed Certificates
5.48%, 5/25/36	(h)1,223	1,224
Daimler Chrysler Auto Trust
4.04%, 9/8/09	1,200	1,191
First Franklin Mortgage Loan Asset Backed Certificates
5.37%, 7/25/36	(h)1,273	1,273
5.40%, 2/25/36	(h)1,097	1,098
5.43%, 7/25/35	(h)639	639
5.45%, 10/25/35	(h)897	898
Ford Credit Auto Owner Trust
4.17%, 1/15/09	902	897
5.26%, 10/15/10	2,150	2,156
Fremont Home Loan Owner Trust
5.38%, 10/25/36	(h)2,225	2,225
GE Dealer Floorplan Master Note Trust
5.41%, 7/20/09	(h)1,300	1,302
GE Equipment Small Ticket LLC
4.38%, 7/22/09	(e)1,275	1,265
4.88%, 10/22/09	(e)1,375	1,370

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
GS Auto Loan Trust
5.37%, 12/15/10	$2,300	$2,312
Harley-Davidson Motorcycle Trust
2.18%, 1/15/09	123	122
3.76%, 12/17/12	1,750	1,714
4.07%, 2/15/12	1,125	1,106
Hertz Vehicle Financing LLC
4.93%, 2/25/10	(e)825	821
Honda Auto Receivables Owner Trust
3.87%, 4/20/09	1,375	1,360
3.93%, 1/15/09	800	794
4.85%, 10/19/09	1,125	1,122
Hyundai Auto Receivables Trust
3.98%, 11/16/09	950	938
Long Beach Mortgage Loan Trust
5.42%, 1/25/36	(h)674	675
Mastr Asset Backed Securities Trust
5.42%, 3/25/35	(h)39	40
MBNA Master Credit Card Trust USA
7.80%, 10/15/12	1,480	1,619
National City Auto Receivables Trust
2.88%, 5/15/11	1,350	1,319
Nationstar Home Equity Loan Trust
5.40%, 9/25/36	(h)2,150	2,150
New Century Home Equity Loan Trust
5.86%, 11/25/34	(h)798	799
Nissan Auto Receivables Owner Trust
3.99%, 7/15/09	1,750	1,734
Novastar Home Equity Loan
5.47%, 11/25/36	(h)2,175	2,175
Option One Mortgage Loan Trust
5.63%, 11/25/34	(h)336	337
Ownit Mortgage Loan Asset Backed Certificates
5.44%, 3/25/36	(h)15	15
RAAC Series
5.43%, 9/25/45	(h)849	849
Residential Asset Mortgage Products, Inc.
5.40%, 6/25/29	(h)1,945	1,946
Residential Asset Securities Corp.
5.40%, 5/25/30	(h)1,325	1,325
Saxon Asset Securities Trust
5.42%, 10/25/35	(h)102	102
Specialty Underwriting & Residential Finance
5.43%, 12/25/35	(h)150	150
5.44%, 12/25/35	(h)81	81
Structured Asset Investment Loan Trust
5.43%, 7/25/35	(h)361	362
Structured Asset Securities Corp.
5.53%, 6/25/35	(h)1,180	1,182
TERRA
5.46%, 6/15/17	(e)(h)690	690
Terwin Mortgage Trust
5.45%, 7/25/35	(e)(h)173	173
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	$300	$295
USAA Auto Owner Trust
3.16%, 2/17/09	409	406
3.58%, 2/15/11	1,850	1,823
3.90%, 7/15/09	957	949
Volkswagen Auto Lease Trust
3.82%, 5/20/08	913	908
Volkswagen Auto Loan Enhanced Trust
4.80%, 7/20/09	1,500	1,495
Wachovia Auto Owner Trust
2.91%, 4/20/09	351	346
4.06%, 9/21/09	825	818
World Omni Auto Receivables Trust
3.29%, 11/12/08	307	305
		73,978
Collateralized Mortgage Obligations — Agency Collateral Series (0.8%)
Federal Home Loan Mortgage Corp.
Inv Fl IO
0.63%, 3/15/24	573	14
Inv Fl IO PAC
3.22%, 10/15/29	49	1
IO
5.00%, 12/15/16	1,300	130
6.00%, 5/1/31	766	151
6.50%, 4/1/28-5/15/33	1,399	298
8.00%, 1/1/28-6/1/31	88	19
Federal National Mortgage Association
Inv Fl IO
2.22%, 2/17/31	419	25
2.77%, 12/25/29	62	1
2.87%, 10/25/28	503	19
IO
0.90%, 3/25/36	8,128	210
6.00%, 8/25/32-11/25/32	1,128	154
6.50%, 2/25/33-5/25/33	1,850	392
7.00%, 4/25/33	695	149
8.00%, 4/1/24-12/1/31	626	138
9.00%, 11/1/26	39	10
IO PAC
8.00%, 8/18/27	38	8
Government National Mortgage Association
Inv Fl IO
2.25%, 9/16/31	96	5
2.62%, 12/16/25	545	35
2.63%, 9/16/27	(h)241	15
3.17%, 9/20/30	(h)99	6
3.27%, 8/16/29	(h)511	37
Washington Mutual, Inc. IO
Zero Coupon, 9/25/46	64,200	653
		2,470

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.4%)
Countrywide Alternative Loan Trust
IO
0.40%, 8/25/46	$ (h)4,276	$217
0.98%, 9/25/35	14,481	312
1.00%, 9/25/46	17,550	929
1.06%, 3/20/46	6,473	326
1.12%, 2/25/37	6,399	343
1.57%, 12/20/35	(e)(h)9,867	305
2.41%, 11/20/35	(e)(h)8,531	452
Greenpoint Mortgage Funding Trust IO
1.29%, 10/25/45	5,552	178
1.39%, 8/25/45	4,686	146
Harborview Mortgage Loan Trust
IO
1.11%, 6/19/35	(h)5,562	123
1.41%, 5/19/35	(h)8,672	211
1.63%, 7/19/46	(h)10,376	433
1.76%, 3/19/37	(h)6,209	295
PO
3/19/37	@—	@—
7/19/47	@—	@—
Indymac Index Mortgage Loan Trust IO
0.64%, 7/25/35	(h)5,019	165
		4,435
Finance (5.8%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	(e)1,185	1,238
American General Finance Corp.
4.63%, 9/1/10	(c)680	664
4.63%, 5/15/09	110	108
AXA Financial, Inc.
6.50%, 4/1/08	170	173
Bank of New York Co., Inc. (The)
3.80%, 2/1/08	250	246
5.20%, 7/1/07	165	165
CIT Group, Inc.
4.75%, 8/15/08	215	213
Countrywide Home Loans, Inc.
3.25%, 5/21/08	640	620
Farmers Exchange Capital
7.05%, 7/15/28	(c)(e)165	170
Farmers Insurance Exchange
8.63%, 5/1/24	(e)475	564
General Electric Capital Corp.
4.25%, 12/1/10	(c)230	223
4.75%, 9/15/14	60	58
5.88%, 2/15/12	(c)50	52
HSBC Finance Corp.
4.13%, 12/15/08	100	98
5.88%, 2/1/09	290	295
6.38%, 10/15/11	570	597
6.75%, 5/15/11	235	249
8.00%, 7/15/10	(c)150	164
Huntington National Bank
4.38%, 1/15/10	$250	$243
JPMorgan Chase & Co.
6.00%, 2/15/09	635	645
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	575	564
Mantis Reef Ltd.
4.69%, 11/14/08	(e)400	393
MBNA Corp.
5.91%, 5/5/08	(h)475	478
Nationwide Building Society
4.25%, 2/1/10	(e)615	597
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	265	275
Platinum Underwriters Holdings Ltd.
6.37%, 11/16/07	260	258
Popular North American, Inc.
5.65%, 4/15/09	215	216
Residential Capital Corp.
6.38%, 6/30/10	925	937
SLM Corp.
4.00%, 1/15/10	205	198
Sovereign Bank
4.00%, 2/1/08	100	98
St. Paul Travelers Cos., Inc. (The)
5.01%, 8/16/07	415	413
Two-Rock Pass Through Trust
6.34%, 12/31/49	(e)(h)315	310
U.S. Bank N.A.
2.85%, 11/15/06	455	454
USB Capital IX
6.19%, 12/29/49	(h)565	572
Wachovia Capital Trust III
5.80%, 12/31/49	(h)2,350	2,359
Wachovia Corp.
4.95%, 11/1/06	760	760
Washington Mutual, Inc.
8.25%, 4/1/10	664	721
World Financial Properties
6.91%, 9/1/13	(e)152	160
6.95%, 9/1/13	(e)611	642
Xlliac Global Funding
4.80%, 8/10/10	(e)630	618
		17,808
Industrials (5.0%)
America West Airlines, Inc.
7.10%, 4/2/21	577	596
Brookfield Asset Management, Inc.
7.13%, 6/15/12	325	348
Burlington Northern Santa Fe Corp.
6.13%, 3/15/09	260	265
Caterpillar Financial Services Corp.
3.63%, 11/15/07	110	108
5.46%, 8/20/07	(h)580	581

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
Clorox Co.
5.56%, 12/14/07	$ (h)500	$501
Comcast Cable Communications, Inc.
6.75%, 1/30/11	(c)265	279
7.13%, 6/15/13	175	189
ConAgra Foods, Inc.
7.00%, 10/1/28	120	130
8.25%, 9/15/30	285	351
Consumers Energy Co.
4.80%, 2/17/09	225	222
Cooper Industries, Inc.
5.25%, 7/1/07	405	403
5.25%, 11/15/12	295	294
CVS Corp.
5.75%, 8/15/11	140	142
DaimlerChrysler N.A. Holding Corp.
8.50%, 1/18/31	265	316
FBG Finance Ltd.
5.13%, 6/15/15	(e)490	465
Federated Department Stores, Inc.
6.625%, 9/1/08	120	122
FedEx Corp.
2.65%, 4/1/07	215	212
France Telecom S.A.
8.50%, 3/1/31	505	661
Fred Meyer, Inc.
7.45%, 3/1/08	450	462
Harrahs Operating Co., Inc.
5.63%, 6/1/15	605	563
6.50%, 6/1/16	360	354
Hewlett Packard Co.
5.52%, 5/22/09	(h)460	461
Hyatt Equities LLC
6.88%, 6/15/07	(e)280	282
ICI Wilmington, Inc.
4.375%, 12/1/08	235	230
LG Electronics, Inc.
5.00%, 6/17/10	(c)(e)210	204
May Department Stores Co. (The)
6.70%, 7/15/34	125	125
Miller Brewing Co.
4.25%, 8/15/08	(e)475	466
Mohawk Industries, Inc.
7.20%, 4/15/12	295	309
News America Holdings, Inc.
7.75%, 2/1/24	250	277
News America, Inc.
7.13%, 4/8/28	80	84
Norfolk Southern Corp.
7.35%, 5/15/07	245	248
Northrop Grumman Corp.
4.08%, 11/16/06	235	235
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	$115	$114
Raytheon Co.
6.15%, 11/1/08	46	47
Sappi Papier Holding AG
6.75%, 6/15/12	(e)230	221
SBC Communications, Inc.
6.15%, 9/15/34	250	243
Sealed Air Corp.
5.63%, 7/15/13	(c)(e)200	197
Southwest Airlines Co.
5.50%, 11/1/06	325	325
Sprint Capital Corp.
8.75%, 3/15/32	80	98
Systems 2001 Asset Trust LLC
6.66%, 9/15/13	(e)388	408
Telecom Italia Capital S.A.
4.00%, 11/15/08	115	112
4.00%, 1/15/10	(c)535	507
Telefonica Europe BV
8.25%, 9/15/30	525	627
Textron Financial Corp.
4.13%, 3/3/08	230	226
5.13%, 2/3/11	550	548
Union Pacific Corp.
6.625%, 2/1/08	305	310
Viacom, Inc.
6.88%, 4/30/36	(e)475	471
Vodafone Group plc
5.46%, 12/28/07	(h)335	335
Yum! Brands, Inc.
8.88%, 4/15/11	240	272
		15,546
Mortgages — Other (21.3%)
American Home Mortgage Assets
5.52%, 10/25/46	(h)2,475	2,475
5.56%, 9/25/46	(h)1,632	1,637
Banc of America Funding Corp.
5.68%, 9/20/35	(h)749	753
Bear Stearns Mortgage Funding Trust
5.52%, 9/25/36	(h)2,150	2,150
5.58%, 7/25/36	(h)1,243	1,243
Countrywide Alternative Loan Trust
5.49%, 7/25/46	(h)982	983
5.58%, 10/25/46	(h)2,470	2,470
5.59%, 11/20/35	(h)914	918
5.64%, 3/20/46	(h)977	979
5.71%, 11/20/35	(h)1,007	1,010
5.72%, 12/20/35	(h)2,243	2,252
6.26%, 2/25/36	(h)1,589	1,605
Downey Savings & Loan Association Mortgage Loan Trust
5.50%, 3/19/45	(h)1,539	1,540
5.52%, 10/19/36	(h)2,137	2,137

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Mortgages — Other (cont’d)
Gemsco Mortgage Pass Through Certificate
8.70%, 11/25/10	$ (d)7	$7
Greenpoint Mortgage Funding Trust
5.65%, 8/25/35	(h)1,396	1,398
GSR Mortgage Loan Trust
5.59%, 8/25/46	(h)2,113	2,113
Harborview Mortgage Loan Trust
5.56%, 7/20/46	(h)1,172	1,173
5.58%, 9/19/36	(h)1,341	1,341
5.62%, 7/19/45	(h)472	474
5.65%, 8/25/46	(h)2,124	2,123
5.67%, 10/25/36	2,250	2,250
5.71%, 11/19/35	(h)813	819
Indymac Index Mortgage Loan Trust
5.45%, 7/25/46	(h)1,625	1,635
5.54%, 11/25/36	(h)1,700	1,700
5.55%, 4/25/46	(h)1,869	1,871
Luminent Mortgage Trust
5.53%, 10/25/46	(h)1,550	1,550
5.56%, 5/25/46	(h)1,128	1,131
5.57%, 4/25/36	(h)1,045	1,048
Mastr Adjustable Rate Mortgage Trust
5.58%, 4/25/46	(h)1,116	1,120
Merrill Lynch Mortgage Investors, Inc.
5.45%, 8/25/35	(h)637	637
Residential Accredit Loans, Inc.
5.59%, 2/25/46	(h)499	500
5.60%, 2/25/46	(h)567	567
5.73%, 10/25/45	(h)1,989	1,998
Structured Asset Mortgage Investments, Inc.
5.41%, 7/25/36	(h)769	769
5.50%, 11/25/36	2,150	2,150
5.52%, 2/25/36	(h)522	523
5.56%, 7/25/36-8/25/36	(h)3,612	3,616
5.60%, 4/25/36	(h)1,732	1,733
Wamu Alternative Mortgage Pass-Through Certificates
4.56%, 8/25/46	(h)1,203	1,203
5.50%, 4/25/46-5/25/46	(h)2,437	2,436
Washington Mutual, Inc.
5.41%, 6/25/46	(h)996	996
5.58%, 11/25/45-12/25/45	(h)2,204	2,212
5.59%, 7/25/44-10/25/45	(h)908	911
5.62%, 8/25/45	(h)471	472
Zuni Mortgage Loan Trust
5.46%, 7/25/36	(h)1,192	1,191
		65,819
U.S. Treasury Securities (16.8%)
U.S. Treasury Strips
IO
4.54%, 2/15/17	(c)2,000	1,230
4.65%, 5/15/16	1,000	638
4.69%, 8/15/19	(c)20,350	10,983
4.78%, 2/15/21	(c)500	249
4.79%, 2/15/19	$ (c)8,400	$4,644
4.79%, 5/15/19	1,000	546
4.86%, 2/15/20	(c)6,075	3,195
4.89%, 5/15/20	(c)17,325	8,961
4.92%, 8/15/18/-5/15/21	(c)40,555	20,139
4.94%, 11/15/19	(c)3,000	1,600
		52,185
Utilities (1.7%)
Ameren Corp.
4.26%, 5/15/07	460	457
Arizona Public Service Co.
5.80%, 6/30/14	500	498
6.75%, 11/15/06	120	120
Carolina Power & Light Co.
5.13%, 9/15/13	340	335
CC Funding Trust I
6.90%, 2/16/07	270	272
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	190	192
Consolidated Natural Gas Co.
5.00%, 12/1/14	250	238
6.25%, 11/1/11	265	273
Detroit Edison Co.
6.13%, 10/1/10	(h)175	180
Entergy Gulf States, Inc.
3.60%, 6/1/08	320	310
5.80%, 12/1/09	155	155
Kinder Morgan, Inc.
5.13%, 11/15/14	125	119
NiSource Finance Corp.
5.97%, 11/23/09	(h)240	240
Ohio Power Corp.
6.00%, 6/1/16	(c)460	473
Plains All American Pipeline LP
6.70%, 5/15/36	(c)(e)465	487
Public Service Electric & Gas Co.
5.00%, 1/1/13	230	226
Sempra Energy
4.62%, 5/17/07	230	229
Texas Eastern Transmission LP
7.00%, 7/15/32	(c)170	191
Wisconsin Electric Power Co.
3.50%, 12/1/07	250	245
		5,240
Total Fixed Income Securities (Cost $285,414)		282,727

	No. of
	Contracts
Put Options Purchased (0.0%)
90 Day EuroDollar
6/07 @ $94.25	690	52
6/07 @ $94.50	104	17
6/07 @ $94.75	45	14
Total Put Options Purchased (Cost $255)		83

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

		Value
	Shares	(000)
Preferred Stocks (0.2%)
Mortgages — Other (0.2%)
Home Ownership Funding Corp. 13.33% (Cost $548)	(e)2,975	$543

	Face
	Amount
	(000)
Short-Term Investments (29.8%)
Short-Term Debt Securities held as Collateral on Loaned Securities (16.8%)
Alliance & Leicester plc, 5.32%, 10/10/06	$ (h)1,303	1,303
AmSouth Bank, 5.30%, 10/2/06	(h)2,605	2,605
Bancaja, 5.37%, 1/19/07	(h)651	651
Bank of America Corp.,
5.31%, 10/2/06	(h)287	287
5.32%, 10/2/06	(h)2,084	2,084
Bank of New York Co., Inc. 5.32%, 10/10/06	(h)651	651
Bear Stearns & Co., Inc.,
5.37%, 10/16/06	(h)1,303	1,303
5.44%, 10/2/06	(h)1,303	1,303
BNP Paribas plc, 5.36%, 11/20/06	(h)1,303	1,303
CIC, New York, 5.31%, 10/5/06	(h)912	912
Ciesco LLC, 5.30%, 10/10/06	(h)608	608
Dekabank Deutsche Girozentrale, 5.51%, 10/19/06	(h)1,329	1,329
Deutsche Bank Securities, Inc., 5.40%, 10/2/06	8,090	8,090
Dexia Bank, New York, 5.33%, 10/2/06	(h)1,302	1,302
Five Finance, Inc., 5.33%, 10/2/06	(h)1,303	1,303
Goldman Sachs Group, Inc.,
5.38%, 10/16/06	(h)651	651
5.49%, 10/2/06	(h)1,224	1,224
HSBC Finance Corp., 5.32%, 10/6/06	(h)651	651
Liberty Lighthouse US Capital, 5.33%, 10/2/06	(h)651	651
Manufacturers & Traders Trust Co.,
5.31%, 10/30/06	(h)391	391
5.32%, 10/19/06	(h)2,605	2,605
Merrill Lynch & Co., 5.46%, 10/26/06	(h)685	685
Natexis Banques Populaires, New York,
5.35%, 10/2/06	(h)651	651
National City Bank Cleveland,
5.32%, 10/2/06	(h)1,889	1,889
National Rural Utilities Cooperative Finance Corp.,
5.32%, 10/2/06	(h)2,605	2,605
Nationwide Building Society, 5.42%, 12/28/06	(h)1,511	1,511
Newport Funding Corp., 5.33%, 10/2/06	1,293	1,293
Nordea Bank, New York, 5.31%, 10/2/06	(h)1,954	1,954
Norinchukin Bank, New York,
5.31%, 10/10/06	1,303	1,303
5.33%, 11/1/06	652	652
Rhein-Main Securitisation Ltd.,
5.30%, 10/5/06	931	931
5.30%, 10/20/06	259	259
Scaldis Capital LLC, 5.29%, 10/20/06	1,297	1,297
Skandi New York, 5.32%, 10/10/06	(h)1,303	1,303
SLM Corp., 5.33%, 10/20/06	(h)1,303	1,303
Ticonderoga Funding LLC, 5.29%, 10/25/06	259	259
Unicredito Italiano Bank (Ireland) plc,
5.34%,10/10/06	(h)912	912
Wells Fargo Bank N.A.,
5.30%, 10/2/06	$ (h)260	$260
5.31%, 10/2/06	(h)1,954	1,954
		52,228
Repurchase Agreement (12.7%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $39,358	(f)39,341	39,341
U.S. Treasury Securities (0.3%)
U.S. Treasury Bills
5.16%, 1/11/07	(j)930	918
Total Short-Term Investments (Cost $92,486)		92,487
Total Investments (121.3%) (Cost $378,703) — Including $51,935 of Securities Loaned		375,840
Liabilities in Excess of Other Assets (-21.3%)		(66,031)
Net Assets (100%)		$309,809

(c)	All or a portion of security on loan at September 30, 2006.
(d)	Security was valued at fair value — At September 30, 2006, the Portfolio held $7,000 of fair valued securities, representing less than 0.05% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
@	Value/Face Amount is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2006.
IO	Interest Only
PO	Principal Only
PAC	Planned Amortization Class
TBA	To Be Announced

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)

Long:
U.S. Treasury
5 yr. Note	566	$59,722	Dec-06	$441
U.S. Treasury
10 yr. Note	147	15,885	Dec-06	189
U.S. Treasury
Long Bond	518	58,226	Dec-06	1,106

Short:
U.S. Treasury
2 yr. Note	60	12,270	Dec-06	(29)
				$1,707

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2006, the Portfolio’s Institutional Class had a total return of 4.13% compared to 3.67% for the Lehman Brothers U.S. Aggregate Bond Index (the “Index”) and 3.71% for the Citigroup U.S. Broad Investment Grade Bond Index.

Factors Affecting Performance

•                  Strong economic data and inflationary pressures stemming from rising oil prices led the Federal Open Market Committee (the “Fed”) to continue raising the target federal funds rate over the course of the period to 5.25% as of the end of June. As economic growth moderated, consumer spending and housing weakened, and inflation concerns eased, the Fed finally paused in its tightening campaign in August, ending a record two-year run of 17 consecutive rate increases. As a result, short-term interest rates began to decline and the yield curve flattened.

•                  In response to the improved outlook for the fixed-income market, the U.S. bond market rallied in the latter months of the period, posting the best run of positive returns since the Fed began its tightening cycle. As of the end of the period, all fixed-income asset classes posted positive returns.

•                  The credit sector had trouble keeping pace with other fixed-income sectors, due to inflation concerns and increased risk in the corporate market. Agency and mortgage issues had the highest returns of the government sectors while Treasuries underperformed due to their high sensitivity to fluctuating interest rates. Overall, across the government asset class, shorter-dated issues outperformed longer-dated issues.

•                  The Portfolio’s below-Index interest-rate sensitivity was the key driver of performance as interest rates rose throughout most of the period.

•                  Strong security selection within the corporate credit area added value, more than offsetting the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads. The Portfolio’s focus on higher-quality corporate securities detracted from the Portfolio’s performance as the below-investment grade and non-rated sectors of the market outperformed high-rated bonds.

•                  The Portfolio’s overweight to credit, including a large exposure to asset-backed securities, benefited performance, as did strong security selection within the asset class.

•                  An emphasis on higher-coupon mortgage backed securities, and lower exposure to other mortgage securities, was additive to performance as high-coupon mortgages outperformed equal duration Treasuries for much of the period. When rates declined in the latter months, however, high-coupon, slow-prepaying mortgages underperformed and the Portfolio’s positioning dampened overall performance.

Management Strategies

•                  We continue to maintain a defensive interest rate position in the belief that monetary conditions remain stimulative.

•                  Credit spreads remain at historically tight levels, and with few exceptions, fail to offer sufficient reward for their associated risks. Therefore, we continue to hold a below-Index sensitivity to the sector, and have reduced the Portfolio’s corporate credit exposure as issues become fully valued. Some pockets of value exist within the paper and forest products industry, high quality asset-backed issues, and high quality insurance issues; these areas remain the focus of our credit activities.

•                  Within the below investment-grade portion of the Portfolio, we maintain a small opportunistic exposure to some auto-related issues to take advantage of wide yield spreads in the sector.

•                  Yield spreads of mortgage-backed securities (“MBS”) remain tight relative to Treasuries, and in many cases are below those offered by equal-duration interest-rate swaps. Implied interest-rate volatility remains quite low, suggesting that this is not a good time to “write” or “sell” options (a mortgage investor is implicitly short a call option to the homeowner). With yield spreads and implied volatility at such unattractive levels, we believe it makes more sense to maintain below-benchmark sensitivity to the sector.

•                  Within the MBS market, we believe that higher-coupon MBS continue to offer the best relative value. Additionally, we have also identified pockets of value in many non-Index MBS, including AAA rated and interest-only (IO) tranches of mortgage issues backed by option adjustable-rate mortgages.

•                  Agency spreads, where most of the yield spread reflects compensation for liquidity risk, remain unattractive in our view. As a result, we believe that a below-benchmark exposure to the sector is appropriate at this time.

•                  The Portfolio continued to pay fixed rates on selected zero-coupon swaps and receive variable rates from highly-rated counterparties. We believe this strategy will

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

continue to offer value in an environment where liquidity spreads widen.

*                      Minimum Investment

**               Commenced offering on October 15, 1996.

***        Commenced offering on November 7, 1996.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Lehman Brothers U.S. Aggregate Bond Index(1), Citigroup U.S. Broad Investment Grade Bond Index(2), Lipper Intermediate Investment Grade Debt Funds Index(3) and the Lipper BBB Rated Corporate Debt Funds Index(4)

	Total Returns(5)
		Average Annual
				Since
	One	Five	Ten	Incep-
	Year	Years	Years	tion(9)

Portfolio — Institutional Class(6)	4.13%	5.26%	6.52%	8.89%
Lehman Brothers U.S. Aggregate Bond Index	3.67	4.81	6.42	8.44
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	6.45	8.48
Lipper Intermediate Investment Grade Debt Funds Index	3.52	4.67	6.03	—
Lipper BBB Rated Corporate Debt Funds Index	4.20	5.77	6.19	—
Portfolio — Investment Class(7)	4.04	5.10	—	6.28
Lehman Brothers U.S. Aggregate Bond Index	3.67	4.81	—	6.35
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	—	6.38
Lipper Intermediate Investment Grade Debt Funds Index	3.52	4.67	—	5.96
Lipper BBB Rated Corporate Debt Funds Index	4.20	5.77	—	6.10
Portfolio — Adviser Class(8)	3.97	5.00	—	5.99
Lehman Brothers U.S. Aggregate Bond Index	3.67	4.81	—	6.20
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	—	6.22
Lipper Intermediate Investment Grade Debt Funds Index	3.52	4.67	—	5.82
Lipper BBB Rated Corporate Debt Funds Index	4.20	5.77	—	5.92

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)          The Lehman Brothers U.S. Aggregate Bond Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities.  The Portfolio’s benchmark was changed from the Citigroup U.S. Broad Investment Grade Bond Index to the Lehman Brothers U.S. Aggregate Bond Index to more accurately reflect the Portfolio’s investible universe. Indexes are unmanaged and their returns do not include any

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lip-per Intermediate Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Intermediate Investment Grade Debt Funds classification.

(4)

The Lipper BBB Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper BBB Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)	Commenced operations on November 14, 1984.
(7)	Commenced offering on October 15, 1996.
(8)	Commenced offering on November 7, 1996.
(9)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Institutional Class
Actual	$1,000.00	$1,034.60	$2.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.86	2.23

Investment Class
Actual	1,000.00	1,034.40	3.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.11	2.99

Adviser Class
Actual	1,000.00	1,034.20	3.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.50

*  Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.44%, 0.59% and 0.69%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (97.6%)
Agency Adjustable Rate Mortgages (2.0%)
Federal National Mortgage Association, Adjustable Rate Mortgages:
7.04%, 5/1/36 - 7/1/36	$21,433	$22,181
7.07%, 4/1/36	13,387	13,856
Government National Mortgage Association, Adjustable Rate Mortgages:
4.75%, 7/20/25 - 9/20/27	1,391	1,404
5.125%, 10/20/25 - 12/20/27	1,898	1,914
5.375%, 1/20/25 - 1/20/28	12,299	12,422
		51,777
Agency Fixed Rate Mortgages (17.4%)
Federal Home Loan Mortgage Corp., Conventional Pools:
10.00%, 2/1/10 - 11/1/20	1,482	1,634
10.50%, 8/1/09 - 10/1/20	411	446
11.00%, 2/1/10 - 9/1/20	421	461
11.25%, 10/1/11 - 12/1/15	177	191
11.50%, 1/1/11 - 12/1/15	24	26
11.75%, 12/1/17 - 4/1/19	20	21
12.00%, 10/1/09 - 2/1/15	17	18
13.00%, 6/1/19	8	9
14.75%, 3/1/10	2	2
Gold Pools:
5.50%, 8/1/21	50	50
6.50%, 3/1/16 - 8/1/33	1,993	2,041
7.00%, 2/1/28 - 7/1/32	2,460	2,535
7.50%, 8/1/17 - 10/1/32	13,900	14,410
8.00%, 11/1/25 - 12/1/31	3,994	4,201
8.50%, 3/1/09 - 8/1/31	8,385	8,998
9.00%, 7/1/17	645	690
9.50%, 1/1/21 - 12/1/22	715	774
10.00%, 6/1/17 - 3/1/21	484	538
10.50%, 11/1/15 - 4/1/21	258	279
12.00%, 10/1/10	6	6
October TBA
5.50%, 10/1/19	(i)71,950	71,905
Federal National Mortgage Association, Conventional Pools:
6.50%, 11/1/23 - 1/1/34	30,331	31,044
7.00%, 11/1/13 - 7/1/36	138,015	142,043
7.50%, 11/1/22 - 9/1/35	33,937	35,153
8.00%, 3/1/07 - 10/1/32	26,321	27,781
8.50%, 11/1/08 - 5/1/32	22,770	24,499
9.00%, 12/1/08 - 1/1/22	1,496	1,577
9.50%, 11/1/13 - 4/1/30	5,982	6,492
10.00%, 9/1/10 - 10/1/25	1,061	1,165
10.50%, 5/1/12 - 7/1/25	956	1,061
11.00%, 7/1/20 - 11/1/20	150	166
11.50%, 1/1/13 - 2/1/20	244	270
12.00%, 11/1/15	281	309
12.50%, 9/1/15 - 2/1/16	47	51
October TBA
7.00%, 10/1/36	(i)24,050	24,704
7.50%, 10/1/35	$ (i)11,600	$11,988
Government National Mortgage Association, Various Pools:
9.00%, 12/15/21 - 11/15/24	2,331	2,509
9.50%, 8/15/09 - 12/15/19	2,288	2,482
10.00%, 11/15/09 - 1/15/26	15,385	17,121
10.50%, 12/15/14 - 4/15/25	1,755	1,960
11.00%, 12/15/09 - 2/15/25	4,120	4,561
11.50%, 4/15/13 - 4/20/19	102	114
12.00%, 3/15/11 - 11/15/19	1,962	2,214
12.50%, 6/15/10 - 12/15/13	10	10
		448,509
Asset Backed Corporates (13.5%)
ACE Securities Corp.
5.44%, 7/25/35	(h)33	33
5.65%, 5/25/34	(h)5,896	5,920
Aegis Asset Backed Securities Trust
5.43%, 8/25/35	(h)282	282
5.44%, 10/25/35	(h)36	36
American Express Credit Account Master Trust
5.44%, 9/15/09	(h)150	150
5.44%, 11/15/09	(h)17,650	17,677
5.44%, 12/15/09	(h)17,050	17,073
Ameriquest Mortgage Securities, Inc.
5.70%, 10/25/33	(h)16	16
Argent Securities, Inc.,
5.38%, 10/15/46	(h)18,875	18,875
Bayview Financial Acquisition Trust
5.82%, 9/28/43	(h)2,073	2,075
Bear Stearns Asset Backed Securities, Inc.
5.45%, 8/25/35	(h)75	75
5.53%, 9/25/34	(h)5,115	5,122
5.55%, 3/25/35	(h)8,013	8,021
Capital Auto Receivables Asset Trust
3.35%, 2/15/08	6,541	6,510
5.39%, 4/15/08	(h)57	57
5.41%, 1/15/08	(h)3,978	3,982
Carrington Mortgage Loan Trust
5.45%, 10/25/35	(h)5,412	5,416
5.48%, 9/25/35	(h)36	36
Citibank Credit Card Issuance Trust
6.88%, 11/16/09	18,410	18,754
Citicorp Residential Mortgage
5.41%, 9/25/36	(h)125	125
Citigroup Mortgage Loan Trust, Inc.
5.74%, 10/25/34	(h)36	36
Conti Mortgage Home Equity Loan Trust
8.10%, 8/15/25	142	147
Countrywide Asset-Backed Certificates
5.48%, 5/25/36	(h)13,874	13,885
Credit-Based Asset Servicing & Securitization
5.43%, 8/25/35	(h)38	38
5.44%, 8/25/35	(h)28	28

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
First Franklin Mortgage Loan Asset Backed Certificates
5.37%, 7/25/36	$ (h)13,167	$13,175
5.40%, 2/25/36	(h)12,530	12,541
5.43%, 7/25/35	(h)5,383	5,388
5.45%, 10/25/35	(h)8,750	8,757
Fremont Home Loan Owner Trust
5.38%, 10/25/36	(h)19,450	19,450
GE Capital Credit Card Master Note Trust
5.37%, 9/15/10	(h)10,825	10,836
5.38%, 6/15/10	(h)150	150
GE Dealer Floorplan Master Note Trust
5.41%, 7/20/09	(h)15,100	15,120
GSAMP Trust
5.45%, 8/25/35	(h)34	34
Harley-Davidson Motorcycle Trust
2.18%, 1/15/09	1,021	1,015
Long Beach Mortgage Loan Trust
5.42%, 1/25/36	(h)61	61
Mastr Asset Backed Securities Trust
5.42%, 3/25/35	(h)383	383
MBNA Credit Card Master Note Trust
5.47%, 2/16/10	(h)16,125	16,157
MBNA Master Credit Card Trust USA
5.33%, 9/15/09	(h)125	125
5.90%, 8/15/11	19,530	19,958
7.80%, 10/15/12	15,505	16,956
Merrill Auto Trust Securitization
5.34%, 4/25/08	(h)33	33
Nationstar Home Equity Loan Trust
5.40%, 9/25/36	(h)150	150
New Century Home Equity Loan Trust
5.86%, 11/25/34	(h)9,109	9,125
Novastar Home Equity Loan
3.79%, 1/25/36	(h)30	31
5.39%, 11/25/36	(h)100	100
Ownit Mortgage Loan Asset Backed Certificates
5.44%, 3/25/36	(h)1	1
RAAC Series
5.43%, 9/25/45	(h)9,474	9,483
Residential Asset Mortgage Products, Inc.
5.40%, 6/25/29	(h)16,968	16,979
Saxon Asset Securities Trust
5.42%, 10/25/35	(h)1,002	1,002
Securitized Asset Backed Receivables LLC Trust
5.40%, 12/25/35	(h)7,386	7,393
Specialty Underwriting & Residential Finance
5.44%, 12/25/35	(h)791	792
5.44%, 6/25/36	(h)4,461	4,464
Structured Adjustable Rate Mortgage Loan Trust
5.68%, 12/25/34	(h)61	61
Structured Asset Investment Loan Trust
5.40%, 3/25/36	(h)68	69
5.43%, 7/25/35	(h)3,650	3,653
Structured Asset Securities Corp.
5.53%, 6/25/35	$ (h)16,221	$16,237
TERRA
5.46%, 6/15/17	(e)(h)8,046	8,046
Terwin Mortgage Trust
5.45%, 7/25/35	(e)(h)1,955	1,957
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	3,115	3,067
Wachovia Mortgage Loan Trust LLC
5.44%, 10/25/35	(h)1,969	1,971
		349,089
Collateralized Mortgage Obligations — Agency Collateral Series (1.1%)
Bear Stearns Asset Backed Securities
6.50%, 5/27/36	3,666	3,547
IO
Zero Coupon, 5/25/36	176,233	3,468
Federal Home Loan Mortgage Corp., Inv Fl IO
20.38%, 11/15/07	49	5
Inv Fl IO PAC
4.85%, 3/15/08	326	7
5.07%, 2/15/08	632	13
Inv Fl IO REMIC
2.75%, 8/15/30	315	13
IO
6.00%, 5/1/31	8,003	1,573
7.50%, 12/1/29	472	125
8.00%, 1/1/28 - 6/1/31	3,446	761
Federal National Mortgage Association, Inv Fl IO
1.58%, 7/25/34	10,093	270
2.87%, 10/25/28	8,010	304
3.22%, 10/18/30	2,857	148
3.68%, 7/25/30	5,231	312
4.07%, 10/25/07	874	11
Inv FI IO REMIC
30.76%, 9/25/20	65	107
35.16%, 9/25/22	107	109
IO
0.90%, 3/25/36	94,270	2,430
6.00%, 8/25/32 - 7/25/33	5,207	1,026
6.50%, 9/1/29 - 6/25/33	30,042	6,417
7.00%, 4/1/32	6,342	1,438
8.00%, 4/1/24 - 12/1/31	11,269	2,487
8.50%, 10/1/25	339	85
9.00%, 11/1/26	547	134
IO PAC
8.00%, 9/18/27	1,824	368
Government National Mortgage Association, Inv Fl IO
3.27%, 8/16/29	414	31
3.40%, 5/16/31	8,015	521
3.45%, 8/16/31	2,892	178

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont’d)
GS Mortgage Securities Corp.
IO
2.33%, 8/25/36	$ (e)(h)36,662	$1,483
Kidder Peabody Mortgage Assets Trust
IO
9.50%, 4/22/18	4	1
		27,372
Collateralized Mortgage Obligations — Non Agency Collateral Series (2.1%)
Countrywide Alternative Loan Trust
IO
Zero Coupon, 3/20/46	74,189	3,732
0.48%, 2/25/37	74,863	4,012
1.00%, 9/25/46	148,000	7,838
1.57%, 12/20/35	(e)(h)106,370	3,289
2.41%, 12/20/35	(e)(h)99,497	5,266
Greenpoint Mortgage Funding Trust
IO
1.29%, 10/25/45	67,132	2,160
1.39%, 8/25/45	54,693	1,701
Harborview Mortgage Loan Trust
5.65%, 8/25/46	(h)17,384	17,384
IO
1.11%, 6/19/35	(h)69,969	1,552
1.41%, 5/19/35	(h)97,852	2,385
1.76%, 3/19/37	(h)70,276	3,338
PO
3/19/37	@—	@—
Indymac Index Mortgage Loan Trust
IO
0.64%, 7/25/35	(h)59,050	1,937
		54,594
Finance (5.8%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	(e)9,447	9,868
Allstate Financial Global Funding II
2.63%, 10/22/06	(e)35	35
American General Finance Corp.
4.63%, 5/15/09	1,950	1,919
4.63%, 9/1/10	465	454
AXA Financial, Inc.
6.50%, 4/1/08	5,450	5,541
CIT Group, Inc.
7.375%, 4/2/07	5	5
3.65%, 11/23/07	2,385	2,345
Countrywide Home Loans, Inc.
3.25%, 5/21/08	5,150	4,992
Farmers Exchange Capital
7.05%, 7/15/28	(e)100	103
Farmers Insurance Exchange
8.63%, 5/1/24	(e)6,970	8,278
General Electric Capital Corp.
4.25%, 12/1/10	(c)2,180	2,114
Household Finance Corp.
4.13%, 12/15/08	$10	$10
6.38%, 10/15/11	60	63
HSBC Finance Corp.
5.875%, 2/1/09	9,960	10,130
6.75%, 5/15/11	15	16
8.00%, 7/15/10	(c)1,100	1,203
JPMorgan Chase & Co.
6.00%, 2/15/09	7,660	7,784
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	6,390	6,268
Mantis Reef Ltd.
4.69%, 11/14/08	(e)4,615	4,535
Marsh & McLennan Cos., Inc.
5.88%, 8/1/33	1,320	1,212
MBNA Corp.
5.91%, 5/5/08	(h)4,775	4,810
Metlife, Inc.
6.13%, 12/1/11	45	47
Nationwide Building Society
4.25%, 2/1/10	(c)(e)5,000	4,854
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	3,015	3,130
Platinum Underwriters Holdings Ltd.
6.37%, 11/16/07	2,900	2,883
Reckson Operating Partnership LP
5.15%, 1/15/11	2,740	2,703
Residential Capital Corp.
6.38%, 6/30/10	7,720	7,817
SLM Corp.
4.00%, 1/15/10	3,595	3,466
St. Paul Travelers Cos., Inc. (The)
5.0%, 8/16/07	4,070	4,046
Two-Rock Pass Through Trust
6.34%, 12/31/49	(e)(h)2,930	2,886
USB Capital IX
6.19%, 12/29/49	(h)6,735	6,818
Wachovia Capital Trust Ill
5.80%, 12/31/49	(h)20,155	20,229
Wachovia Corp.
4.95%, 11/1/06	45	45
Washington Mutual Bank FA
5.50%, 1/15/13	25	25
Washington Mutual, Inc.
8.25%, 4/1/10	5,330	5,791
World Financial Properties
6.91%, 9/1/13	(e)1,217	1,278
6.95%, 9/1/13	(e)7,605	7,997
Xlliac Global Funding
4.80%, 8/10/10	(e)5,360	5,259
		150,959
Industrials (6.4%)
Abitibi-Consolidated, Inc.
8.85%, 8/1/30	2,128	1,798

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
America West Airlines, Inc.
7.10%, 4/2/21	$44	$46
AT&T Corp.
8.00%, 11/15/31	(c)5,300	6,497
Bowater Canada Finance Corp.
7.95%, 11/15/11	7,605	7,301
Brookfield Asset Management, Inc.
7.13%, 6/15/12	3,945	4,231
Caterpillar Financial Services Corp.
3.63%, 11/15/07	1,090	1,070
5.46%, 8/20/07	(h)4,545	4,551
Clorox Co.
5.52%, 12/14/07	(h)4,315	4,324
Comcast Cable Communications, Inc.
6.75%, 1/30/11	(c)2,515	2,645
7.13%, 6/15/13	1,000	1,080
ConAgra Foods, Inc.
7.00%, 10/1/28	1,505	1,630
8.25%, 9/15/30	1,920	2,367
Consumers Energy Co.
4.00%, 5/15/10	1,410	1,347
4.80%, 2/17/09	2,100	2,075
Cooper Industries, Inc.
5.25%, 7/1/07	30	30
5.25%, 11/15/12	3,490	3,476
CVS Corp.
5.75%, 8/15/11	1,130	1,146
DaimlerChrysler N.A. Holding Corp.
7.20%, 9/1/09	25	26
8.50%, 1/18/31	2,320	2,765
Delhaize America, Inc.
9.00%, 4/15/31	2,790	3,282
Echostar DBS Corp.
6.38%, 10/1/11	4,850	4,735
6.63%, 10/1/14	1,275	1,216
FBG Finance Ltd.
5.13%, 6/15/15	(e)3,825	3,631
FedEx Corp.
7.25%, 2/15/11	15	16
2.65%, 4/1/07	2,565	2,531
France Telecom S.A.
8.50%, 3/1/31	4,130	5,405
General Mills, Inc.
3.88%, 11/30/07	20	20
General Motors Acceptance Corp.
6.88%, 9/15/11	(c)10,915	10,868
General Motors Corp.
8.38%, 7/15/33	(c)8,865	7,713
Glencore Nickel Property Ltd.
9.00%, 12/1/14	(b)(d)(k)18,080	@—
Harrahs Operating Co., Inc.
6.50%, 6/1/16	6,275	6,162
Hewlett Packard Co.
5.52%, 5/22/09	$3,825	$3,832
Hyatt Equities LLC
6.88%, 6/15/07	(e)3,370	3,393
ICI Wilmington, Inc.
4.38%, 12/1/08	2,040	1,995
Interpublic Group of Cos., Inc.
5.40%, 11/15/09	(c)3,110	2,954
7.25%, 8/15/11	(c)775	748
LG Electronics, Inc.
5.00%, 6/17/10	(c)(e)2,765	2,690
May Department Stores Co. (The)
6.70%, 7/15/34	1,005	1,003
Miller Brewing Co.
4.25%, 8/15/08	(e)3,885	3,810
Mohawk Industries, Inc.
7.20%, 4/15/12	2,090	2,187
News America Holdings, Inc.
7.28%, 6/30/28	655	699
7.75%, 2/1/24	3,256	3,611
Norfolk Southern Corp.
7.35%, 5/15/07	2,390	2,417
Northrop Grumman Corp.
4.08%, 11/16/06	2,460	2,456
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	805	795
Pilgrim’s Pride Corp.
9.625%, 9/15/11	1,240	1,308
Sappi Papier Holding AG
6.75%, 6/15/12	(e)2,005	1,926
SBC Communications, Inc.
6.15%, 9/15/34	(c)3,110	3,021
Sealed Air Corp.
5.63%, 7/15/13	(c)(e)2,245	2,212
Sprint Capital Corp.
8.75%, 3/15/32	845	1,033
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 5/1/07	1,740	1,760
Systems 2001 Asset Trust LLC
6.66%, 9/15/13	(e)5,729	6,029
TCI Communications, Inc.
7.88%, 2/15/26	25	28
Telecom Italia Capital S.A.
4.00%, 11/15/08	5	5
4.00%, 1/15/10	(c)5,340	5,063
Telefonica Europe BV
8.25%, 9/15/30	4,380	5,231
Union Pacific Corp.
6.63%, 2/1/08	1,225	1,245
6.79%, 11/9/07	1,020	1,033
Verizon New England, Inc.
6.50%, 9/15/11	2,100	2,156
Viacom, Inc.
6.875%, 4/30/36	(e)3,720	3,689

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
WellPoint, Inc.
3.75%, 12/14/07	$1,010	$991
Yum! Brands, Inc.
8.875%, 4/15/11	2,390	2,705
		166,009
Mortgages — Other (21.2%)
American Express Co.
9.625%, 12/1/12	(d)(k)26	26
American Home Mortgage Assets
5.52%, 10/25/46	(h)23,623	23,623
5.56%, 5/25/46-9/25/46	(h)28,171	28,222
American Housing Trust
9.55%, 9/25/20	35	35
Asset Securitization Corp.
7.10%, 8/13/29	6	7
Banc of America Funding Corp.
5.68%, 9/20/35	(h)8,260	8,309
Bear Stearns Mortgage Funding Trust
5.52%, 9/25/36	(h)100	100
5.58%, 7/25/36	(h)13,025	13,025
Bear Stearns Structured Products
6.50%, 5/25/36	1,110	1,099
Countrywide Alternative Loan Trust
5.48%, 5/20/46	(h)109	109
5.52%, 10/25/46	(h)20,533	20,533
5.56%, 7/25/46	(h)15,186	15,233
5.59%, 11/20/35	(h)10,141	10,184
5.60%, 5/20/46 - 7/25/46	(h)16,152	16,226
5.62%, 11/20/35	(h)11,015	11,074
6.26%, 2/25/36	(h)122	123
Countrywide Home Loan Mortgage Pass Through Trust
5.60%, 4/25/46	(h)11,648	11,684
5.63%, 4/25/36	(h)110	110
Downey Savings & Loan Association Mortgage Loan Trust
5.50%, 4/19/46	(h)13,238	13,247
5.52%, 10/19/36	(h)17,571	17,571
Federal Home Loan Mortgage Corp.,
PAC
9.50%, 4/15/20	4	4
Federal National Mortgage Association,
Conventional Pools:
7.01%, 8/1/36	100	103
7.05%, 7/1/36	14,011	14,400
Greenpoint Mortgage Funding Trust
5.65%, 3/25/36	(h)17,220	17,244
GSR Mortgage Loan Trust
5.52%, 8/25/46	(h)147	147
5.59%, 8/25/46	(h)17,346	17,347
Harborview Mortgage Loan Trust
5.56%, 7/20/46	(h)12,305	12,313
5.57%, 3/19/37	(h)97	98
5.58%, 9/19/36	(h)15,868	15,868
5.62%, 10/25/36	19,300	19,300
5.67%, 1/19/36	$ (h)94	$95
5.71%, 11/19/35	(h)8,945	9,010
Household Bank
8.24%, 7/1/08	(d)(k)@—	@—
Impac CMB Trust
5.58%, 6/25/34	(h)41	41
Indymac Index Mortgage Loan Trust
5.45%, 7/25/46	(h)16,843	16,942
5.54%, 11/25/36	(h)18,333	18,333
5.58%, 6/25/46	(h)120	120
5.61%, 7/25/35	(h)4,545	4,572
5.71%, 10/25/36	(h)10,911	10,990
Luminent Mortgage Trust
5.53%, 10/25/46	(h)17,525	17,525
5.57%, 4/25/36	(h)11,777	11,810
5.61%, 2/25/46	(h)96	96
Mastr Adjustable Rate Mortgages Trust
5.58%, 4/25/46	(h)88	88
Merrill Lynch Mortgage Investors, Inc.
5.45%, 8/25/35	(h)7,308	7,314
Mid-State Trust
8.33%, 4/1/30	91	95
Pelican Homestead Savings Association
9.36%, 10/1/07	(d)(k)28	28
Residential Accredit Loans, Inc.
5.56%, 6/25/46	(h)124	124
5.59%, 2/25/46	(h)7,174	7,182
5.60%, 2/25/46	(h)5,914	5,914
Ryland Acceptance Corp. IV
6.65%, 7/1/11	451	450
Structured Adjustable Rate Mortgage Loan Trust
5.59%, 5/25/36	(h)9,980	10,004
5.63%, 9/25/34	(h)2,256	2,261
Structured Asset Mortgage Investments, Inc.
5.50%, 11/25/36	100	100
5.52%, 2/25/36	(h)9,673	9,682
5.56%, 8/25/36	(h)13,434	13,453
5.60%, 4/25/36	(h)20,772	20,784
Wamu Alternative Mortgage Pass-Through Certificates
4.56%, 8/25/46	(h)12,027	12,032
5.50%, 4/25/46 - 5/25/46	(h)24,806	24,793
5.52%, 7/25/46	(h)97	96
Washington Mutual, Inc.
5.41%, 6/25/46	(h)89	89
5.58%, 11/25/45 - 12/25/45	(h)27,312	27,418
5.59%, 7/25/44 - 10/25/45	(h)10,004	10,029
5.60%, 4/25/45	(h)85	85
5.62%, 8/25/45	(h)5,100	5,113
5.69%, 7/25/45	(h)62	62
Zuni Mortgage Loan Trust
5.46%, 7/25/36	(h)12,586	12,577
		546,671

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Face
Amount	Value
(000)	(000)
Sovereign (0.8%)
Citigroup, Inc.
Zero Coupon, 7/17/08	$3,670	$3,583
Government of Argentina
5.83%, 12/31/33	9,855	4,011
Government of South Africa
13.50%, 9/15/15	ZAR	23,010	3,859
United Mexican States
10.00%, 12/5/24	MXN	84,980	8,817
20,270
U.S. Treasury Securities (25.3%)
U.S. Treasury Bonds
5.50%, 8/15/28	$75	82
6.125%, 8/15/29	(c)64,745	76,344
6.375%, 8/15/27	(c)15,980	19,189
7.625%, 2/15/25	655	875
8.125%, 8/15/19 - 8/15/21	(c)46,325	61,114
U.S. Treasury Notes
4.00%, 2/15/14	300	289
4.25%, 8/15/13 - 11/15/13	3,045	2,980
4.50%, 2/28/11	1,075	1,071
U.S. Treasury Strips
IO
4.54%, 2/15/17	(c)24,500	15,073
4.65%, 5/15/16	(c)25,000	15,960
4.72%, 2/15/20	(c)170,175	89,500
4.79%, 2/15/19	(c)51,950	28,718
4.99%, 5/15/20 - 5/15/21	(c)336,065	170,292
5.15%, 11/15/21	(c)46,300	22,204
4.86%, 8/15/19	(c)108,850	58,748
4.86%, 8/15/20	39,000	19,928
4.90%, 5/15/19	(c)10,200	5,565
4.92%, 8/15/18	(c)11,500	6,562
4.94%, 11/15/19	(c)16,500	8,800
U.S. Treasury Strips
PO
4.87%, 5/15/21	100,600	49,643
652,937
Utilities (2.0%)
Arizona Public Service Co.
6.75%, 11/15/06	1,235	1,236
5.80%, 6/30/14	3,935	3,921
CC Funding Trust I
6.90%, 2/16/07	3,865	3,884
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	1,740	1,755
Consolidated Natural Gas Co.
5.00%, 12/1/14	2,195	2,088
6.25%, 11/1/11	3,895	4,018
Detroit Edison Co.
6.125%, 10/1/10	2,035	2,094
Entergy Gulf States, Inc.
3.60%, 6/1/08	1,705	1,654
5.80%, 12/1/09	(h)1,995	1,991
6.14%, 12/8/08	$	(e)(h)4,225	$4,235
Kinder Morgan Finance
5.70%, 1/5/16	3,970	3,671
Kinder Morgan Inc.
5.125%, 11/15/14	1,210	1,152
Monongahela Power Co.
5.00%, 10/1/06	2,330	2,330
NiSource Finance Corp.
5.97%, 11/23/09	(h)2,785	2,787
Ohio Power Corp.
6.00%, 6/1/16	(c)3,605	3,709
Plains All American Pipeline LP
6.70%, 5/15/36	(c)(e)3,635	3,806
PSEG Energy Holdings LLC
8.625%, 2/15/08	2,540	2,648
Public Service Electric & Gas Co.
5.00%, 1/1/13	20	20
Sempra Energy
4.62%, 5/17/07	2,565	2,553
Texas Eastern Transmission LP
7.00%, 7/15/32	2,295	2,579
Wisconsin Electric Power Co.
3.50%, 12/1/07	565	554
52,685
Total Fixed Income Securities (Cost $2,551,269)	2,520,872

	No. of
	Contracts
Put Options Purchased (0.0%)
90 Day EuroDollar
6/07 @ $94.25	2,550	469
6/07 @ $94.50	854	139
6/07 @ $94.75	1,082	352
Total Put Options Purchased (Cost $2,550)		960

Shares
Preferred Stock (0.5%)
Mortgages — Other (0.5%)
Home Ownership Funding Corp.
13.33% (Cost $10,774)	(e)64,625	11,802

	Face
	Amount
	(000)
Short-Term Investments (27.1%)
Short-Term Debt Securities held as Collateral on Loaned Securities (20.1%)
Alliance & Leicester plc, 5.32%,
10/10/06	$ (h)12,984	12,984
AmSouth Bank, 5.30%, 10/2/06	(h)25,969	25,969
Bancaja, 5.37%, 1/19/07	(h)6,492	6,492
Bank of America Corp.,
5.31%, 10/2/06	(h)2,857	2,857
5.32%, 10/2/06	(h)20,775	20,775
Bank of New York Co., Inc. 5.32%, 10/10/06	(h)6,492	6,492
Bear Stearns & Co., Inc.,
5.37%, 10/16/06	(h)12,984	12,984
5.44%, 10/2/06	(h)12,987	12,987

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
BNP Paribas plc, 5.36%, 11/20/06	$ (h)12,984	$12,984
CIC, New York, 5.31%, 10/5/06	(h)9,088	9,088
Ciesco LLC, 5.30%, 10/10/06	(h)6,059	6,059
Dekabank Deutsche Girozentrale,
5.51%, 10/19/06	(h)13,244	13,244
Deutsche Bank Securities, Inc.,
5.40%, 10/2/06	80,643	80,643
Dexia Bank, New York, 5.33%, 10/2/06	(h)12,982	12,982
Five Finance, Inc., 5.33%, 10/2/06	(h)12,984	12,984
Goldman Sachs Group, Inc.,
5.38%, 10/16/06	(h)6,492	6,492
5.49%, 10/2/06	(h)12,205	12,205
HSBC Finance Corp., 5.32%, 10/6/06	(h)6,492	6,492
Liberty Lighthouse US Capital, 5.33%,
10/2/06	(h)6,491	6,491
Manufacturers & Traders,
5.31%, 10/30/06	(h)3,895	3,895
5.32%, 10/19/06	(h)25,966	25,966
Merrill Lynch & Co., 5.46%, 10/26/06	(h)6,827	6,827
Natexis Banques Populaires, New York,
5.35%, 10/2/06	(h)6,492	6,492
National City Bank Cleveland,
5.32%, 10/2/06	(h)18,826	18,826
National Rural Utilities Cooperative
Finance Corp., 5.32%, 10/2/06	(h)25,969	25,969
Nationwide Building Society, 5.42%,
12/28/06	(h)15,062	15,062
Newport Funding Corp., 5.33%,
10/2/06	12,891	12,891
Nordea Bank, New York,
5.31%, 10/2/06	(h)19,476	19,476
Norinchukin Bank, New York,
5.31%, 10/10/06	6,495	6,495
5.33%, 11/1/06	12,984	12,984
Rhein-Man Securitisation Ltd.,
5.30%, 10/5/06	9,280	9,280
5.30%, 10/20/06	2,585	2,585
Scaldis Capital LLC, 5.29%, 10/20/06	12,927	12,927
Skandi NewYork, 5.32%, 10/10/06	(h)12,984	12,984
SLM Corp., 5.33%, 10/20/06	(h)12,984	12,984
Ticonderoga Funding LLC,
5.29%, 10/25/06	2,585	2,585
Unicredito Italiano Bank (Ireland) plc,
5.34%, 10/10/06	(h)9,089	9,089
Wells Fargo Bank N.A.,
5.30%, 10/2/06	(h)2,597	2,597
5.31%, 10/2/06	(h)19,476	19,476
		520,594
Discount Notes (0.1%)
Federal Home Loan Bank
5.25%, 10/4/06 - 10/18/06	1,800	1,797
Federal Home Loan Mortgage Corp.
5.25%, 10/17/06	800	798
		2,595
Repurchase Agreement (6.7%)
J.P. Morgan Securities, Inc. 5.25%, dated 9/29/06, due 10/2/06, repurchase price $172,320	$ (f)172,245	$172,245
U.S. Treasury Securities (0.2%)
U.S. Treasury Bills
5.16%, 1/11/07	(j)5,580	5,506
Total Short-Term Investments (Cost $700,940)		700,940
Total Investments (125.2%) (Cost $3,265,533) — Including $586,402 of Securities Loaned		3,234,574
Liabilities in Excess of Other Assets (-25.2%)		(650,849)
Net Assets (100%)		$2,583,725

(b)	Issuer is in default.
(c)	All or a portion of security on loan at September 30, 2006.
(d)	Security was valued at fair value — At September 30, 2006, the Portfolio held $55,000 of fair valued securities, representing less than 0.05% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(k)	Security has been deemed illiquid — At September 30, 2006.
@	Value/Face Amount is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2006.
IO	Interest Only
MXN	Mexican Peso
PAC	Planned Amortization Class
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
5 yr. Note	923	$97,391	Dec-06	$695
U.S. Treasury
10 yr. Note	3,733	403,397	Dec-06	4,763
U.S. Treasury
Long Bonds	1,648	185,246	Dec-06	3,661

Short:
U.S. Treasury
2 yr. Note	440	89,980	Dec-06	(190)
				$8,929

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Equities Plus Portfolio

The Equities Plus Portfolio seeks long term capital appreciation. The Portfolio invests in a portfolio primarily composed of equity index derivatives to gain exposure to the S&P 500 Index, which are backed by investment grade dollar- denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The S&P 500 Index is a well known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Portfolio also may opportunistically invest in equity securities (in addition to equity index derivatives) to gain exposure to the S&P 500 Index. With respect to its fixed income component, the Portfolio will ordinarily seek to maintain an average duration between zero and one year, although there is no minimum or maximum maturity for any individual security.

Performance

For the period from April 26, 2006 to September 30, 2006, the Portfolio’s Institutional Class had a total return of 2.93% compared to 3.20% for the S&P 500® Index (the “Index”).

Factors Affecting Performance

•          We assumed a defensive stance within the fixed income portion of the Portfolio during the year to help protect principal from an anticipated rise in interest rates. Consequently, the interest rate sensitivity of the Portfolio was less than that of the Index. However, yields have declined since the Portfolio’s inception, and relative performance has suffered.

•          The Portfolio realized outperformance relative to the Index due to holdings of floating rate mortgage backed securities.

•          Providing beta exposure, S&P futures replicate the performance of the Index.

Management Strategies

•          Our analysis indicates that rates remain below fair value and are unsustainable at current levels. Thus, the fixed income component of the Portfolio is positioned defensively to benefit if interest rates rise. The economy is growing steadily and continues to get monetary and fiscal stimulus. We believe that the economy’s strong growth and low unemployment levels will persist, given the Fed’s pause at a still stimulative short-term rate. Many bond market participants have concluded that the central bank’s next move might be to reduce the fed funds target rate. By all accounts, housing price growth has stalled from the torrid pace seen over the past few years. This factor may hurt consumer confidence, but overweighting the possible impact on economic growth ignores a strong labor market, with unemployment at just 4.6%, and rising unit labor costs. This is a far cry from the situation in the early-1990s when housing prices were flat or falling in many regions while unemployment was much higher than today’s sub-5% readings.

•          Floating rate mortgage-backed securities constitute the Portfolio’s core bond holdings because we believe they offer attractive value on a risk-adjusted expected return basis.

•          The fixed income component of the Portfolio emphasizes high credit quality (AAA average) and short duration. These characteristics help the Portfolio to balance strong risk adjusted performance, deflation protection, and preservation of capital.

•          Overall, the compensation now offered by the market to take on risk – whether it be interest rate, credit, volatility, or liquidity risk – remains at unattractive levels. As a result, we have positioned the Portfolio defensively to help protect capital as we await better opportunities to add these risks back.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Equities Plus Portfolio

*          Minimum Investment

**   Commenced offering on April 26, 2006.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the S&P 500® Index(1)

Total Returns(2)
Cumulative
Since
Inception(4)

Portfolio — Institutional Class(3)	2.93%
S&P 500® Index	3.20
Portfolio — Adviser Class(3)	2.79
S&P 500® Index	3.20

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on April 26, 2006.
(4)	For comparative purposes, since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Portfolio commenced operations on April 26, 2006, however, expenses did not begin accruing until April 27, 2006; therefore, “Actual Expenses Paid During Period” reflect activity from April 27, 2006 through September 30, 2006.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that while the Portfolio commenced operations on April 26, 2006, the “Hypothetical Expenses Paid During the Period” reflect projected activity for the full six month period

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Equities Plus Portfolio

for the purposes of comparability. This projection assumes that the annualized expense ratio for the Portfolio was in effect during the period from April 1, 2006 to September 30, 2006.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
		Value	April 27, 2006
	Beginning	September 30,	— September
	Account Value	2006	30, 2006
Institutional Class
Actual	$1,000.00	$1,029.30	$2.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.96	3.14

Adviser Class
Actual	1,000.00	1,027.90	3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.71	4.41

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized net expense ratios of 0.62% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 157/365 (to reflect the actual days in the period for the actual example) and multiplied by 183/365 (to reflect the one-half year period for the hypothetical example).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*                 Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

2006 Annual Report

September 30, 2006

Portfolio of Investments

Equities Plus Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (92.2%)
Agency Fixed Rate Mortgages (13.2%)
Federal National Mortgage Association,
Adjustable Rate Mortgages:
6.59%, 3/1/36	$1,189	$1,230
6.68%, 7/1/35	1,021	1,050
7.04%, 7/1/36	1,197	1,231
		3,511
Collateralized Mortgage Obligations — Agency Collateral Series (1.0%)
Wamu Alternative Mortgage Pass-Through Certificates
IO
1.25%, 6/25/46	3,367	101
Washington Mutual, Inc.
IO
Zero Coupon, 7/25/46-9/25/46	17,128	179
		280
Collateralized Mortgage Obligations — Non Agency Collateral Series (4.0%)
Countrywide Alternative Loan Trust
IO
0.40%, 8/25/46	(h)2,162	109
0.98%, 9/25/35	6,107	132
1.00%, 9/25/46	7,300	387
1.88%, 10/25/35	5,175	131
2.63%, 7/20/46	1,594	71
Countrywide Home Loan Mortgage
IO
Zero Coupon, 2/25/35	2,411	55
1.59%, 2/25/35	(h)2,652	53
1.70%, 9/25/34	(h)2,560	58
Harborview Mortgage Loan Trust
IO
1.63%, 7/19/47	(h)1,270	53
PO
7/19/47	@—	@—
		1,049
Finance (1.1%)
Popular North America, Inc.
5.65%, 4/15/09	55	55
USB Capital IX
6.19%, 12/29/49	(h)60	61
Wachovia Capital Trust III
5.80%, 12/31/49	(h)190	191
		307
Industrials (0.5%)
Telecom Italia Capital S.A.
4.00%, 11/15/08	65	63
Viacom, Inc.
5.75%, 4/30/11	(e)60	60
		123
Mortgages — Other (72.3%)
American Home Mortgage Assets
5.56%, 5/25/46	(h)898	898
Countrywide Alternative Loan Trust
5.56%, 7/25/46	$ (h)943	$946
5.71%, 11/20/35	(h)915	918
6.26%, 2/25/36	(h)978	989
6.60%, 11/25/35	(h)889	906
Federal National Mortgage Association
5.89%, 12/25/21	94	95
5.94%, 11/25/20	22	23
6.09%, 10/25/22	56	57
7.01%, 8/1/36	847	872
7.05%, 7/1/36	1,205	1,238
Federal Home Loan Mortgage Corp.
5.98%, 10/15/22	56	56
6.03%, 3/15/22-10/15/22	130	130
GS Mortgage Securities Corp.
8.11%, 6/25/46	(e)114	114
Harborview Mortgage Loan Trust
5.66%, 9/19/35	(h)1,059	1,063
5.67%, 1/19/36	(h)(n)944	947
6.41%, 10/19/37	(e)124	124
Indymac Index NIM Corp.
6.65%, 6/25/46	(e)100	100
Lehman XS Net Interest Margin Notes
6.25%, 5/28/46	(e)85	85
Lehman XS Trust
5.67%, 2/25/46	(h)928	933
Luminent Mortgage Trust
5.53%, 10/25/46	(h)1,350	1,350
5.56%, 5/25/46	(h)874	877
5.58%, 5/25/36	(h)929	932
5.61%, 2/25/46	(h)957	959
Mastr Adjustable Rate Mortgages Trust
5.58%, 4/25/46	(h)876	878
Novastar Mortgage-Backed Notes
5.57%, 9/25/46	(h)923	926
Residential Accredit Loans, Inc.
5.56%, 5/25/46	(h)961	962
5.60%, 2/25/46	(h)(n)926	928
Structured Asset Mortgage Investments, Inc.
5.56%, 6/25/36	(h)(n)925	928
		19,234
Utilities (0.1%)
Kinder Morgan Finance Co.
5.70%, 1/5/16	40	37
Total Fixed Income Securities (Cost $24,522)		24,541

	No. of
	Contracts
Put Options Purchased (0.1%)
90 Day EuroDollar
6/07 @ $94.25	64	5
6/07 @ $94.50	44	7
6/07 @ $94.75	40	13
Total Put Options Purchased (Cost $43)		25

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Equities Plus Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Investment (9.1%)
Repurchase Agreement (9.1%)
J.P. Morgan Securities, Inc. 5.25%,
dated 9/29/06, due 10/2/06,
repurchase price $2,420 (Cost $2,419)	$ (f)2,419	$2,419
Total Investments (101.4%) (Cost $26,984)		26,985
Liabilities in Excess of Other Assets (-1.4%)		(381)
Net Assets (100%)		$26,604

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(n)	All or a portion of the security was pledged to cover securities sold short.
@	Value/Face Amount is less than $500.
IO	Interest Only
PO	Principal Only

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
S&P 500 Index	79	$26,572	Dec - 06	$572
CME E-mini S&P
500	1	67	Dec - 06	@—
U.S. Treasury
Long Bond	3	337	Dec - 06	5
90 Day
EuroDollar	18	4,260	Dec - 06	1

Short:
U.S. Treasury
2 yr.Note	18	3,681	Dec - 06	(7)
U.S. Treasury
5 yr. Note	6	633	Dec - 06	(4)
				$567

	Face
	Amount	Value
	(000)	(000)
Securities Sold Short - Debt Instruments
Federal National Mortgage Association, October TBA, 6.00%, 10/25/36	$1,000	$1,005
November TBA, 5.50%, 11/25/36	850	837
(Total Proceeds $1,832)		$1,842

TBA       To Be Announced

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

High Yield Portfolio

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in high yield securities (commonly referred to as “junk bonds”). The Portfolio also may invest in investment grade fixed income securities, including U.S. government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives in managing the Portfolio. High yield fixed income securities represent a much greater risk of default and tend to be more volatile than higher rated bonds.

Performance

For the fiscal year ended September 30, 2006, the Portfolio’s Institutional Class had a total return of 6.03% compared to 7.24% for the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index (the “Index”) and 7.79% for the CS First Boston High Yield Index.

Factors Affecting Performance

•      High yield market performance fluctuated during the 12-month reporting period, yet returns remained in positive territory throughout. A declining appetite for corporate credit risk and a rising federal funds target rate weighed heavily on the high-yield market in the opening months of the period. Fortunately, continued economic growth and an improved equity market combined to provide some support.

•      The fundamentals of the high-yield market improved in the first months of 2006 despite a decline in Treasury prices, tight credit spreads, moderate new issuance and outflows from mutual funds. Although returns dipped in the third quarter of the period, high yield securities outperformed most other asset classes, including equities and Treasuries, both of which posted negative returns. High yield spreads, which had been tightening in previous months, began to widen.

•      In the final months of the period, economic growth moderated, inflation concerns eased, and investors began to anticipate a pause in the Federal Open Market Committee’s (the “Fed’s”) tightening campaign. In August the Fed did pause, ending a two-year run of 17 consecutive rate increases. Together, these factors helped push high-yield prices higher.

•      With the exception of the first quarter of the reporting period, the lowest credit segment of the high-yield market performed the best, with CCC and non-rated issues generally outperforming higher-quality issues.

•      Industry sector returns varied considerably within the Index. The transportation sector, which performed poorly in the early months of the period, made a significant turnaround due to strong gains by auto-related companies, as did the aerospace sector when airline issues rebounded. Conversely, the health care sector continued to struggle throughout the reporting period and softness in the housing market pushed returns lower in housing-related sectors.

•      The most significant driver of the Portfolio’s performance relative to the Index was its relatively high credit quality. This defensive positioning versus the Index tempered returns when lower-quality securities rallied.

•      Strong security selection in the transportation sector, as well as a relative underweighting in auto-related companies early in the period and overweighting later in the period when the sector rallied, were also additive to performance. In addition, an underweight relative to the Index in building products and home builders also proved advantageous.

Management Strategies

•      We kept the Portfolio well-diversified across a varied group of approximately 145 issuers to help minimize the Portfolio’s credit risk. As of the end of the period, the average credit quality of the Portfolio stood at BB-, which was higher than that of the Index.

•      In anticipation of widening spreads, we positioned the Portfolio more defensively in the first quarter of 2006. Although spreads did widen, they still remained approximately 200 basis points tighter than historical averages as of the end of the period.

•      We added to the Portfolio’s holdings in the transportation, retail and food/tobacco sectors while reducing exposure to housing-related sectors such as building materials and home construction.

•      We continued to implement strategic overweights in securities and sectors that we believed offered the most attractive risk profiles. As of the end of the period, the Portfolio’s primary overweights relative to the Index were to the auto/vehicle parts, chemicals and retail sectors, while major underweights were to the technology, cable and paper/forest products sectors.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

High Yield Portfolio

*      Minimum Investment

**   Commenced offering on January 31, 1997.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index(1), CS First Boston High Yield Index(2) and the Lipper High Current Yield Funds Index(3)

	Total Returns(4)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(8)

Portfolio — Institutional Class(5)	6.03%	7.01%	4.22%	7.28%
Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index	7.24	10.54	6.57	—
CS First Boston High Yield Index	7.79	11.33	7.09	8.98
Lipper High Current Yield Funds Index	6.75	9.29	4.96	7.15
Portfolio — Investment Class(6)	5.92	6.89	4.07	4.45
Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index	7.24	10.54	6.57	6.84
CS First Boston High Yield Index	7.79	11.33	7.09	7.28
Lipper High Current Yield Funds Index	6.75	9.29	4.96	5.27
Portfolio — Adviser Class(7)	5.51	6.83	—	3.48
Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index	7.24	10.54	—	6.32
CS First Boston High Yield Index	7.79	11.33	—	6.78
Lipper High Current Yield Funds Index	6.75	9.29	—	4.66

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index which covers the U.S. Dollar-denominated, non-investment grade, fixed rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Portfolio’s benchmark was changed from CS First Boston High Yield Index to the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index to more accurately reflect the Portfolio’s investible universe. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Funds classification. The Index is adjusted for capital gains distributions

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

High Yield Portfolio

and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper High Current Yield Funds classification.

(4)   Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)   Commenced operations on February 28, 1989.

(6)   Commenced offering on May 21, 1996.

(7)   Commenced offering on January 31, 1997.

(8)   For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class), distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled  “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Institutional Class
Actual	$1,000.00	$1,035.10	$3.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.06	3.04

Investment Class
Actual	1,000.00	1,035.10	3.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.36	3.75

Adviser Class
Actual	1,000.00	1,031.60	4.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.81	4.31

*  Expenses are equal to Institutional Class’, Investment Class’ and Adviser Class’ annualized expense ratios of 0.60%, 0.74% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*      Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Fixed Income Securities (94.1%)
Aerospace (1.7%)
Hexcel Corp.
6.75%, 2/1/15		$1,655	$1,589
K&F Acquisition, Inc.
7.75%, 11/15/14		2,400	2,418
			4,007
Asset Backed Corporates (0.9%)
Bear Stearns Asset Backed Securities, Inc.
5.63%, 4/25/33		(h)64	64
Countrywide Asset-Backed Certificates
5.53%, 7/25/34		(h)923	924
First Franklin Mortgage Loan Asset Backed Certificates
5.40%, 4/25/26		(h)635	635
Long Beach Mortgage Loan Trust
5.42%, 1/25/36		(h)322	322
New Century Home Equity Loan Trust
5.86%, 11/25/34		(h)89	89
			2,034
Cable (4.5%)
Cablecom Luxembourg SCA
9.38%, 4/15/14	EUR	(e)900	1,274
Cablevision Systems Corp.
9.62%, 4/1/09	$	(h)1,930	2,063
CCH I LLC
11.00%, 10/1/15		652	597
Echostar DBS Corp.
5.75%, 10/1/08		1,270	1,262
6.38%, 10/1/11		1,115	1,088
Intelsat Subsidiary Holding Co., Ltd.
8.63%, 1/15/15		(h)2,045	2,101
9.61%, 1/15/12		(c)1,270	1,294
NTL CABLE plc
8.75%, 4/15/14		(c)230	240
9.13%, 8/15/16		(c)145	150
PanAmSat Corp.
9.00%, 8/15/14		307	319
			10,388
Chemicals (6.5%)
Cognis Deutschland GmbH & Co. KG
7.23%, 11/15/13	EUR	(e)(h)915	1,195
Equistar Chemicals LP
10.13%, 9/1/08		$2,055	2,186
Huntsman International LLC
10.13%, 7/1/09	EUR	1,135	1,475
Innophos, Inc.
8.88%, 8/15/14		(c)1,050	1,048
Innophos Investments Holdings, Inc. PIK
12.75%, 2/15/15		$1,190	1,241
Koppers, Inc.
9.88%, 10/15/13		490	533
Koppers Industry, Inc.
Zero Coupon, 11/15/14		(g)1,155	855
Millennium America, Inc.
9.25%, 6/15/08		$1,294	$1,339
Nalco Co.
7.75%, 11/15/11		(c)975	999
8.88%, 11/15/13		(c)1,375	1,440
Rockwood Specialties Group, Inc.
7.63%, 11/15/14	EUR	700	923
10.63%, 5/15/11		$645	693
Westlake Chemical Corp.
6.63%, 1/15/16		(c)1,130	1,079
			15,006
Consumer Products (2.2%)
Levi Strauss & Co.
9.74%, 4/1/12		(c)(h)2,820	2,919
Oxford Industries, Inc.
8.88%, 6/1/11		1,145	1,173
Tempur-Pedic, Inc. and Tempur Production USA, Inc.
10.25%, 8/15/10		945	996
			5,088
Diversified Media (4.8%)
Advanstar Communications, Inc.
10.75%, 8/15/10		515	557
AMC Entertainment, Inc.
9.00%, 8/15/10		(h)960	996
CanWest Media, Inc.
8.00%, 9/15/12		(c)2,052	2,037
Dex Media East LLC/Dex Media East Finance Co.
12.13%, 11/15/12		872	978
Dex Media West LLC/Dex Media Finance Co.
9.88%, 8/15/13		1,030	1,118
Houghton Mifflin Co.
9.88%, 2/1/13		(c)1,420	1,509
8.25%, 2/1/11		1,180	1,218
Interpublic Group of Companies, Inc.
5.40%, 11/15/09		(c)250	237
7.25%, 8/15/11		605	584
Nebraska Book Co., Inc.
8.63%, 3/15/12		540	509
Quebecor World Capital Corp.
8.75%, 3/15/16		(c)(e)1,505	1,456
			11,199
Energy (9.5%)
Chaparral Energy, Inc.
8.50%, 12/1/15		1,735	1,731
CHC Helicopter Corp.
7.38%, 5/1/14		2,455	2,326
Chesapeake Energy Corp.
6.63%, 1/15/16		1,075	1,043
7.50%, 9/15/13		1,090	1,112
7.63%, 7/15/13		175	180
CIE Generale De Geophysique
7.50%, 5/15/15		615	612

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Energy (cont’d)
El Paso Production Holding Co.
7.75%, 6/1/13		$1,760	$1,808
Hanover Compressor Co.
8.63%, 12/15/10		45	47
9.00%, 6/1/14		450	479
Hanover Equipment Trust
8.50%, 9/1/08		972	989
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%, 11/1/15		(e)1,010	982
10.50%, 9/1/10		(e)1,320	1,427
Husky Oil Co.
8.90%, 8/15/28		(h)1,530	1,622
Kinder Morgan Finance Co. ULC
5.70%, 1/5/16		1,900	1,757
Magnum Hunter Resources, Inc.
9.60%, 3/15/12		933	989
Massey Energy Co.
6.88%, 12/15/13		2,205	2,007
Pacific Energy Partners LP/Pacific Energy Finance Corp.
7.13%, 6/15/14		1,415	1,450
Pogo Producing Co.
6.88%, 10/1/17		(c)1,440	1,381
			21,942
Financial (0.6%)
Residential Capital Corp.
6.38%, 6/30/10		1,270	1,286
Food & Drug (1.2%)
CA FM Lease Trust
8.50%, 7/15/17		(e)1,111	1,203
Delhaize America, Inc.
9.00%, 4/15/31		445	523
8.13%, 4/15/11		965	1,041
			2,767
Food & Tobacco (4.4%)
Michael Foods, Inc.
8.00%, 11/15/13		(c)1,170	1,200
Pilgrim’s Pride Corp.
9.25%, 11/15/13		(c)1,540	1,586
9.63%, 9/15/11		2,475	2,611
Reynolds American, Inc.
6.50%, 7/15/10		(e)1,685	1,709
Smithfield Foods, Inc.
7.00%, 8/1/11		1,045	1,058
7.75%, 5/15/13		(c)1,000	1,035
8.00%, 10/15/09		(c)885	929
			10,128
Forest Products (5.4%)
Berry Plastics Holding Corp.
8.88%, 9/15/14		(c)(e)1,340	1,354
Crown Americas LLC and Crown Americas Capital Corp.
7.63%, 11/15/13		965	982
Crown European Holdings S.A.
6.25%, 9/1/11	EUR	520	$697
Glatfelter
7.13%, 5/1/16	$	(e)205	201
Graham Packaging Co., Inc.
8.50%, 10/15/12		(c)1,330	1,323
Graphic Packaging International Corp.
9.50%, 8/15/13		(c)1,745	1,793
JSG Funding plc
10.13%, 10/1/12	EUR	480	671
Owens-Illinois, Inc.
7.50%, 5/15/10		$3,030	3,045
7.35%, 5/15/08		60	61
Packaging Corp. Of America
4.38%, 8/1/08		2,500	2,455
			12,582
Gaming & Leisure (4.2%)
Isle of Capri Casinos, Inc.
7.00%, 3/1/14		(c)2,465	2,354
Las Vegas Sands Corp.
6.38%, 2/15/15		(c)1,340	1,265
MGM Mirage
6.00%, 10/1/09		3,375	3,350
Station Casinos, Inc.
6.00%, 4/1/12		970	941
6.88%, 3/1/16		1,580	1,489
7.75%, 8/15/16		(c)365	380
			9,779
Health Care (6.9%)
AmerisourceBergen Corp
5.63%, 9/15/12		1,165	1,151
Community Health Systems, Inc.
6.50%, 12/15/12		1,160	1,115
DaVita, Inc.
6.63%, 3/15/13		(c)1,170	1,148
Fisher Scientific International, Inc.
6.12%, 7/1/15		2,450	2,444
Fresenius Medical Care Capital Trust
7.38%, 6/15/11	EUR	450	623
7.88%, 6/15/11		$1,095	1,129
Fresenius Medical Care Capital Trust II
7.88%, 2/1/08		1,361	1,388
HCA, Inc.
5.25%, 11/6/08		2,500	2,475
National Mentor Holdings, Inc.
11.25%, 7/1/14		(e)975	1,019
Omnicare, Inc.
6.75%, 12/15/13		880	860
Tenet Healthcare Corp.
7.38%, 2/1/13		(c)670	607
9.88%, 7/1/14		(c)315	316

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Health Care (cont’d)
VWR International, Inc.
6.88%, 4/15/12		$1,740	$1,740
			16,015
Housing (1.1%)
Goodman Global Holding Co., Inc.
7.49%, 6/15/12		(c)(h)441	448
Nortek, Inc.
8.50%, 9/1/14		(c)1,780	1,691
Technical Olympic USA, Inc.
10.38%, 7/1/12		(c)575	500
			2,639
Information Technology (1.8%)
Iron Mountain, Inc.
7.75%, 1/15/15		(c)790	794
8.63%, 4/1/13		2,085	2,142
SunGuard Data Systems, Inc.
9.13%, 8/15/13		(c)990	1,030
9.97%, 8/15/13		(h)119	124
			4,090
Manufacturing (2.0%)
General Cable Corp.
9.50%, 11/15/10		1,065	1,145
Johnsondiversey, Inc.
9.63%, 5/15/12		(c)2,495	2,520
9.63%, 5/15/12	EUR	55	72
Propex Fabrics, Inc.
10.00%, 12/1/12		$855	780
			4,517
Metals (0.9%)
Foundation PA Coal Co.
7.25%, 8/1/14		(c)575	581
Glencore Nickel Property Ltd.
9.00%, 12/1/14		(b)(d)(k)4,140	@—
GrafTech Finance, Inc.
10.25%, 2/15/12		1,495	1,577
Murrin Murrin Holding Ltd.
9.38%, 8/31/07		(b)(d)(k)2,485	@—
			2,158
Retail (2.5%)
Bon-Ton Stores, Inc. (The)
10.25%, 3/15/14		(c)1,440	1,408
Brown Shoe Co., Inc.
8.75%, 5/1/12		1,145	1,202
Linens ‘n Things, Inc.
10.37%, 1/15/14		(c)(e)1,815	1,760
Phillips - Van Heusen
7.25%, 2/15/11		(c)1,400	1,421
			5,791
Services (1.8%)
Buhrmann U.S., Inc.
7.88%, 3/1/15		650	629
8.25%, 7/1/14		$495	$491
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc.
7.38%, 9/1/10		1,685	1,694
TDS Investor Corp.
11.88%, 9/1/16		(c)(e)1,400	1,351
			4,165
Sovereign (0.5%)
Mexican Bonos
10.00%, 12/5/24	MXN	11,370	1,180
Telecommunications (2.7%)
Axtel S.A.
11.00%, 12/15/13	$	(c)1,438	1,618
Esprit Telecom Group plc
10.88%, 6/15/08		(b)(d)(k)965	@—
11.00%, 6/15/08	DEM	(d)(k)2,608	@—
11.50%, 12/15/07	EUR	(d)(k)1,669	@—
11.50%, 12/15/07	$	(b)(d)(k)600	@—
EXDS, Inc.
11.63%, 7/15/10		(b)(c)(d)(k)3,899	@—
Nordic Telephone Co. Holdings ApS
8.88%, 5/1/16		(e)465	491
Qwest Communications International, Inc.
8.25%, 2/15/09		(h)1,495	1,530
Qwest Corp.
5.63%, 11/15/08		355	354
Rhythms NetConnections, Inc.
12.75%, 4/15/09		(b)(d)(k)433	@—
13.88%, 5/15/08		(b)(d)(k)12,869	@—
14.00%, 2/15/10		(b)(d)(k)11,487	@—
TDC A/S
6.50%, 4/19/12	EUR	380	506
Wind Acquisition Finance S.A.
10.75%, 12/1/15	$	(e)1,620	1,796
			6,295
Transportation (9.3%)
Amsted Industries, Inc.
10.25%, 10/15/11		(e)2,430	2,612
ArvinMeritor, Inc.
8.75%, 3/1/12		(c)1,745	1,680
Ford Motor Credit Co.
5.80%, 1/12/09		1,340	1,276
7.00%, 10/1/13		(c)2,000	1,858
General Motors Acceptance Corp.
4.38%, 12/10/07		1,615	1,577
6.88%, 9/15/11		4,255	4,237
6.88%, 8/28/12		375	372
General Motors Corp.
7.13%, 7/15/13		710	627
8.38%, 7/15/33		(c)2,565	2,232
Petro Stopping Centers LP/Petro Financial Corp.
9.00%, 2/15/12		1,955	1,989

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face
	Amount	Value
	(000)	(000)
Transportation (cont’d)
Sonic Automotive, Inc.
8.63%, 8/15/13	$2,945	$2,982
		21,442
U.S. Treasury Securities (6.9%)
U.S. Treasury Bonds
6.13%, 8/15/29	(c)7,500	8,844
U.S. Treasury Notes
4.50%, 2/28/11	(c)7,200	7,175
		16,019
Utilities (9.6%)
AES Corp. (The)
7.75%, 3/1/14	(c)905	946
8.88%, 2/15/11	243	261
9.00%, 5/15/15	(e)105	114
9.38%, 9/15/10	396	430
CMS Energy Corp.
7.50%, 1/15/09	(c)2,785	2,882
Colorado Interstate Gas Co.
6.80%, 11/15/15	1,030	1,043
Ipalco Enterprises, Inc.
8.38%, 11/14/08	640	661
8.63%, 11/14/11	730	786
Monongahela Power Co.
5.00%, 10/1/06	1,660	1,660
Nevada Power Co.
8.25%, 6/1/11	950	1,051
9.00%, 8/15/13	1,045	1,145
Northwest Pipeline Corp.
8.13%, 3/1/10	475	496
Ormat Funding Corp.
8.25%, 12/30/20	(c)1,580	1,612
PSEG Energy Holdings LLC
8.63%, 2/15/08	1,145	1,193
Southern Natural Gas Co.
8.88%, 3/15/10	935	985
Transcontinental Gas Pipe Line Corp.
6.25%, 1/15/08	2,300	2,306
TXU Corp.
6.38%, 1/1/08	2,300	2,331
Williams Cos., Inc.
7.88%, 9/1/21	(c)2,160	2,268
		22,170
Wireless Communications (2.2%)
American Tower Corp.
7.13%, 10/15/12	900	927
7.50%, 5/1/12	1,475	1,523
Rural Cellular Corp.
8.25%, 3/15/12	(c)500	517
UbiquiTel Operating Co.
9.88%, 3/1/11	1,930	2,104
		5,071
Total Fixed Income Securities (Cost $239,848)		$217,758

	Shares
Common Stocks (0.0%)
Media (0.0%)
Cyprion Media Network	(a)94,396	8
Telecommunications (0.0%)
Viatel Holding Bermuda Ltd.	(a)7,617	@—
XO Holdings, Inc.	(a)6,943	34
Utilities (0.0%)
PNM Resources, Inc.	854	24
Total Common Stocks (Cost $10,801)		66
Preferred Stocks (0.0%)
Broadcasting (0.0%)
ION Media Networks, Inc. (Convertible) PIK (Cost $0)	(e)43,495	10

	No. of
	Warrants
Warrants (0.0%)
Telecommunications (0.0%)
XO Holdings, Inc., Series A, expiring 1/16/10	(a)13,891	13
XO Holdings, Inc., Series B, expiring 1/16/10	(a)10,418	6
XO Holdings, Inc., Series C, expiring 1/16/10	(a)10,418	4
		23
Utilities (0.0%)
SW Acquisition LP, expiring 4/1/11	(a)(d)(e)(k)8,020	@—
Total Warrants (Cost $26)		23

	Face
	Amount
	(000)
Short-Term Investments (21.7%)
Short-Term Debt Securities held as Collateral on Loaned Securities (19.2%)
Alliance & Leicester plc, 5.32%, 10/10/06	$ (h1,111	1,111
AmSouth Bank, 5.30%, 10/2/06	(h)2,222	2,222
Bancaja, 5.37%, 1/19/07	(h)556	556
Bank of America Corp.,
5.31%, 10/2/06	(h)244	244
5.32%, 10/2/06	(h)1,777	1,777
Bank of New York Co., Inc. 5.32%, 10/10/06	(h)556	556
Bear Stearns & Co., Inc.,
5.37%, 10/16/06	(h)1,111	1,111
5.44%, 10/2/06	(h)1,111	1,111
BNP Paribas plc, 5.36%, 11/20/06	(h)1,111	1,111
CIC, New York, 5.31%, 10/5/06	(h)777	777
Ciesco LLC, 5.30%, 10/10/06	(h)518	518
Dekabank Deutsche Girozentrale, 5.51%, 10/19/06	(h)1,133	1,133
Deutsche Bank Securities, Inc., 5.40%, 10/2/06	6,899	6,899
Dexia Bank, New York, 5.33%, 10/2/06	(h)1,111	1,111
Five Finance, Inc., 5.33%, 10/2/06	(h)1,111	1,111
Goldman Sachs Group, Inc.,
5.38%, 10/16/06	(h)555	555
5.49%, 10/2/06	(h)1,044	1,044

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
HSBC Finance Corp., 5.32%, 10/6/06	$ (h)555	$555
Liberty Lighthouse US Capital, 5.33%, 10/2/06	(h)555	555
Manufacturers & Traders,
5.31%, 10/30/06	(h)333	333
5.32%, 10/19/06	(h)2,221	2,221
Merrill Lynch & Co., 5.46%, 10/26/06	(h)584	584
Natexis Banques Populaires, New York, 5.35%, 10/2/06	(h)555	555
National City Bank Cleveland,
5.32%, 10/2/06	(h)1,611	1,611
National Rural Utilities Cooperative Finance Corp.,
5.32%, 10/2/06	(h)2,222	2,222
Nationwide Building Society, 5.42%, 12/28/06	(h)1,289	1,289
Newport Funding Corp., 5.33%, 10/2/06	1,103	1,103
Nordea Bank, New York, 5.31%, 10/2/06	(h)1,666	1,666
Norinchukin Bank, New York,
5.31%, 10/10/06	556	556
5.33%, 11/1/06	1,111	1,111
Rhein-Main Securitisation Ltd.,
5.30%, 10/5/06	794	794
5.30%, 10/20/06	221	221
Scaldis Capital LLC, 5.29%, 10/20/06	1,106	1,106
Skandi New York, 5.32%, 10/10/06	(h)1,111	1,111
SLM Corp., 5.33%, 10/20/06	(h)1,111	1,111
Ticonderoga Funding LLC, 5.29%, 10/25/06	221	221
Unicredito Italiano Bank (Ireland) plc, 5.34%, 10/10/06	(h)778	778
Wells Fargo Bank N.A.,
5.30%, 10/2/06	(h)222	222
5.31%, 10/2/06	(h)1,666	1,666
		44,538
Repurchase Agreement (2.4%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $5,608	(f)5,606	5,606
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills
5.16%, 1/11/07	(j)120	118
Total Short-Term Investments (Cost $50,262)		50,262
Total Investments (115.8%) (Cost $300,937) — Including $53,779 of Securities Loaned		268,119
Liabilities in Excess of Other Assets (-15.8%)		(36,670)
Net Assets (100%)		$231,449

(a)	Non-income producing security
(b)	Issuer is in default.
(c)	All or a portion of security on loan at September 30, 2006.
(d)	Security was valued at fair value — At September 30, 2006, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(g)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2006. Maturity date disclosed is the ultimate maturity date.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(k)	Security has been deemed illiquid at September 30, 2006.
@	Value/Face Amount is less than $500.
EUR	Euro
DEM	German Mark
MXN	Mexican Peso
PIK	Payment-in-Kind

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	388	$492	10/27/06	USD	495	$495	$3
EUR	177	225	10/27/06	USD	226	226	1
EUR	300	381	10/27/06	USD	383	383	2
EUR	1,754	2,227	10/27/06	USD	2,239	2,239	12
EUR	3,154	4,005	10/27/06	USD	4,027	4,027	22
		$7,330				$7,370	$40

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

High Yield Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
Long Bonds	61	$6,857	Dec - 06	$117
U.S. Treasury
10 yr. Note	134	14,480	Dec - 06	167

Short:
U.S. Treasury
2 yr. Note	310	63,395	Dec - 06	(199)
U.S. Treasury
5 yr. Note	231	24,374	Dec - 06	(164)
				$(79)

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Intermediate Duration Portfolio

The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2006, the Portfolio’s Institutional Class had a total return of 3.33% compared to 3.55% for the Lehman Brothers Intermediate U.S. Government/Credit Index (the “Index”).

Factors Affecting Performance

•      Strong economic data and inflationary pressures stemming from rising oil prices led the Federal Open Market Committee (the “Fed”) to continue raising the target federal funds rate over the course of the period to 5.25% as of the end of June. As economic growth moderated, consumer spending and housing weakened, and inflation concerns eased, the Fed finally paused in its tightening campaign in August, ending a record two-year run of 17 consecutive rate increases. As a result, short-term interest rates began to decline and the yield curve flattened.

•      In response to the improved outlook for the fixed-income market, the U.S. bond market rallied in the latter months of the period, posting the best run of positive returns since the Fed began its tightening cycle. As of the end of the period, all fixed-income asset classes posted positive returns.

•      The credit sector had trouble keeping pace with other fixed-income sectors, due to inflation concerns and increased risk in the corporate market. Agency and mortgage issues had the highest returns of the government sectors while Treasuries underperformed due to their high sensitivity to fluctuating interest rates. Overall, across the government asset class, shorter-dated issues outperformed longer-dated issues.

•      The Portfolio’s below-Index interest-rate sensitivity was the key driver of performance as interest rates rose throughout most of the period.

•      Strong security selection within the corporate credit area added value, more than offsetting the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads. The Portfolio’s focus on higher-quality corporate securities detracted as the below-investment grade and non-rated sectors of the market outperformed high-rated bonds.

•      The Portfolio’s overweight to credit, including a large exposure to asset-backed securities, benefited performance, as did strong security selection within the asset class.

•      An emphasis on higher-coupon mortgage backed securities, and lower exposure to other mortgage securities, was additive to performance as high-coupon mortgages outperformed equal duration Treasuries for much of the period. When rates declined in the latter months, however, high-coupon, slow-prepaying mortgages underperformed and the Portfolio’s positioning dampened overall performance.

Management Strategies

•      We continue to maintain a defensive interest rate position in the belief that monetary conditions remain stimulative.

•      Credit spreads remain at historically tight levels, and with few exceptions, fail to offer sufficient reward for their associated risks. Therefore, we continue to hold a below-Index sensitivity to the sector, and have reduced the Portfolio’s corporate credit exposure as issues become fully valued. We believe some pockets of value exist within the paper and forest products industry, high quality asset-backed issues, and high quality insurance issues; these areas remain the focus of our credit activities.

•      Yield spreads of mortgage-backed securities (“MBS”) remain tight relative to Treasuries, and in many cases are below those offered by equal-duration interest-rate swaps. Implied interest-rate volatility remains quite low, suggesting that this is not a good time to “write” or “sell” options (a mortgage investor is implicitly short a call

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Intermediate Duration Portfolio

option to the homeowner). With yield spreads and implied volatility at such unattractive levels, we believe it makes more sense to maintain below-benchmark sensitivity to the sector.

•      Within the MBS market, we believe that higher-coupon MBS continue to offer the best relative value. Additionally, we have also identified pockets of value in many non-Index MBS, including AAA rated and interest-only tranches of mortgage issues backed by option adjustable-rate mortgages.

•      Agency spreads, where most of the yield spread reflects compensation for liquidity risk, remain unattractive in our view. As a result, we believe that a below-benchmark exposure to the sector is appropriate at this time.

•      The Portfolio continued to pay fixed rates on selected zero-coupon swaps and receive variable rates from highly-rated counterparties. We believe this strategy will continue to offer value in an environment where liquidity spreads widen.

*	Minimum Investment
**	Commenced offering on August 16, 1999.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Lehman Brothers Intermediate U.S. Government/Credit Index(1) and the Lipper Short-Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio — Institutional Class(4)	3.33%	4.15%	5.76%	6.27%
Lehman Brothers Intermediate U.S. Government/Credit Index	3.55	4.34	5.95	6.34
Lipper Short-Intermediate Investment Grade Debt Funds Index	3.35	3.55	5.16	5.54
Portfolio — Investment Class(5)	3.19	3.99	—	5.62
Lehman Brothers Intermediate U.S. Government/Credit Index	3.55	4.34	—	5.87
Lipper Short-Intermediate Investment Grade Debt Funds Index	3.35	3.55	—	5.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Lehman Brothers Intermediate U.S. Government/Credit Index is a fixed income market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Intermediate Duration Portfolio

publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues with remaining maturities of at least one year and not longer than ten years. To be included in the Index, bonds must have an outstanding par value of at least $250 million. Non-dollar denominated and convertible bonds are excluded from the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Short-Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short-Intermediate Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Short-Intermediate Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on October 3, 1994.
(5)	Commenced offering on August 16, 1999.
(6)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Investment Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Institutional Class
Actual	$1,000.00	$1,029.00	$2.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.36	2.74

Investment Class
Actual	1,000.00	1,027.20	3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.66	3.45

*  Expenses are equal to Institutional Class’ and Investment Class’ annualized expense ratios of 0.54% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*      Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

2006 Annual Report

September 30, 2006

Portfolio of Investments

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (90.7%)
Agency Adjustable Rate Mortgages (0.2%)
Government National Mortgage Association,Adjustable Rate Mortgages:
4.75%, 7/20/25 - 9/20/27	$54	$55
5.125%,11/20/25 - 11/20/27	62	62
5.375%, 3/20/25 - 1/20/28	184	186
		303
Agency Fixed Rate Mortgages (9.8%)
Federal Home Loan Mortgage Corp.,Conventional Pools:
11.00%, 7/1/13	11	12
Gold Pools:
7.00%, 6/1/28 - 6/1/32	104	107
7.50%, 8/1/30 - 1/1/31	131	136
8.00%, 6/1/30 - 8/1/31	597	628
8.50%, 7/1/30 - 7/1/31	88	94
9.50%, 12/1/22	24	25
10.00%, 6/1/17	25	27
Federal National Mortgage Association,Conventional Pools:
6.50%, 7/1/30 - 5/1/33	469	480
7.00%, 1/1/32 - 6/1/35	8,813	9,077
7.50%, 8/1/29 - 3/1/32	1,038	1,075
8.00%, 10/1/30 - 9/1/31	161	169
8.50%, 8/1/30	9	9
9.50%, 12/1/17 - 12/1/21	426	463
10.00%, 7/1/18 - 5/1/22	15	17
October TBA
7.00%, 10/1/36	(i)550	565
November TBA
7.00%, 11/1/36	(i)550	565
Government National Mortgage Association,Various Pools:
9.50%, 11/15/16 - 12/15/21	186	202
10.00%, 2/15/16-3/15/25	295	329
10.50%, 3/15/16 - 2/15/18	56	62
11.00%, 3/15/10 - 6/15/20	111	122
11.50%, 6/15/13	8	9
12.00%, 5/15/14	8	9
12.50%, 12/15/10	4	5
		14,187
Asset Backed Corporates (30.8%)
ACE Securities Corp.
5.44%, 7/25/35	(h)627	627
Aegis Asset Backed Securities Trust
5.43%, 8/25/35	(h)37	37
Argent Securities, Inc.
5.38%, 10/15/46	(h)1,075	1,075
Bear Stearns Asset Backed Securities, Inc.
5.45%, 8/25/35	(h)435	435
5.53%, 9/25/34	(h)359	360
Capital Auto Receivables Asset Trust
3.35%, 2/15/08	421	419
4.05%, 7/15/09	$1,450	$1,437
5.31%, 10/20/09	(e)1,250	1,253
Carrington Mortgage Loan Trust
5.48%, 9/25/35	(h)711	712
Caterpillar Financial Asset Trust
3.90%, 2/25/09	1,150	1,140
5.57%, 5/25/10	925	933
Citigroup Mortgage Loan Trust, Inc.
5.40%, 8/25/36	(h)861	861
CNH Equipment Trust
4.02%, 4/15/09	1,150	1,140
4.27%, 1/15/10	2,250	2,222
5.20%, 6/15/10	500	498
Countrywide Asset-Backed Certificates
5.48%, 6/25/35	(h)1,000	1,000
Credit-Based Asset Servicing & Securitization
5.39%, 6/25/36	(h)822	822
Ford Credit Auto Owner Trust
5.26%, 10/15/10	1,000	1,003
Fremont Home Loan Trust
5.38%, 10/25/36	(h)1,025	1,025
GE Equipment Small Ticket LLC
4.38%, 7/22/09	(e)1,675	1,662
4.88%, 10/22/09	(e)(h)2,125	2,118
GS Auto Loan Trust
5.37%, 12/15/10	925	930
GSAMP Trust
5.40%, 6/25/36	(h)911	912
5.45%, 8/25/35	(h)171	171
Harley-Davidson Motorcycle Trust
2.63%, 11/15/10	293	288
2.76%, 5/15/11	1,069	1,053
3.09%, 6/15/10	212	210
3.76%, 12/17/12	550	539
4.07%, 2/15/12	1,150	1,130
4.41%, 6/15/12	1,500	1,485
4.50%, 1/15/10	196	196
Hertz Vehicle Financing LLC
4.93%, 2/25/10	(e)1,325	1,319
Honda Auto Receivables Owner Trust
2.77%, 11/21/08	529	521
4.85%, 10/19/09	1,700	1,695
Hyundai Auto Receivables Trust
3.98%, 11/16/09	975	963
Irwin Home Equity
5.47%, 6/25/35	(h)360	361
Merrill Lynch Mortgage Investors, Inc.
5.53%, 6/25/35	(h)24	24
Nationstar Home Equity Loan Trust
5.40%, 9/25/36	(h)1,000	1,000
Nissan Auto Receivables Grantor Trust
5.44%, 4/15/10	575	580
Nissan Auto Receivables Owner Trust
3.99%, 7/15/09	1,700	1,685

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
Residential Accredit Loans, Inc.
5.40%, 5/25/30	$ (h)575	$575
Saxon Asset Securities Trust
5.42%, 10/25/35	125	125
Specialty Underwriting & Residential Finance
5.43%, 12/25/35	(h)140	140
5.44%, 12/25/35	(h)64	64
Structured Asset Securities Corp.
5.41%, 5/25/35	(h)214	214
5.53%, 6/25/35	(h)232	232
TERRA
5.46%, 6/15/17	(e)(h)644	644
Terwin Mortgage Trust
5.51%, 7/25/36	(h)445	445
5.45%, 7/25/35	(e)(h)223	223
5.80%, 12/25/34	(h)226	227
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	175	172
USAA Auto Owner Trust
2.67%, 10/15/10	875	860
Volkswagen Auto Lease Trust
3.82%, 5/20/08	753	749
Volkswagen Auto Loan Enhanced Trust
4.80%, 7/20/09	2,175	2,167
Wachovia Auto Owner Trust
4.06%, 9/21/09	750	744
Wachovia Mortgage Loan Trust LLC
5.44%, 10/25/35	(h)244	244
Whole Auto Loan Trust
2.58%, 3/15/10	710	706
World Omni Auto Receivables Trust
3.29%, 11/12/08	270	268
		44,640
Collateralized Mortgage Obligations — Agency Collateral Series (0.5%)
Federal Home Loan Mortgage Corp.
Inv Fl IO
2.67%, 3/15/32	562	42
IO
5.00%, 9/15/14	579	26
6.00%, 5/1/31	273	54
6.50%, 4/1/28 - 8/1/28	605	127
7.00%, 2/15/32	110	23
8.00%, 1/1/28 - 6/1/31	23	5
IO PAC
6.00%, 4/15/32	284	36
Federal National Mortgage Association
Inv Fl IO
2.77%, 12/25/29	23	@—
IO
6.00%, 5/25/33	779	167
6.50%, 6/1/31	177	39
7.00%, 4/25/33	344	74
8.00%, 5/1/30	13	3
9.00%, 11/1/26	$42	$10
IO PAC
8.00%, 8/18/27	43	9
Federal National Mortgage Association
Inv Fl IO
2.63%, 9/16/27	130	8
2.62%, 2/16/25	210	14
2.67%, 5/16/32	117	7
		644
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.9%)
Countrywide Alternative Loan Trust
IO
0.48%, 2/25/37	10,823	580
1.57%, 12/20/35	(e)(h)14,562	450
2.41%, 12/20/35	(e)(h)12,611	668
Harborview Mortgage Loan Trust
IO
1.11%, 6/19/35	(h)11,197	248
1.41%, 5/19/35	(h)14,858	362
1.76%, 3/19/37	(h)10,493	498
PO
3/19/37	@—	@—
		2,806
Finance (13.8%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	(e)610	637
Allstate Financial Global Funding II
2.63%, 10/22/06	(e)250	250
American General Finance Corp.
4.63%, 5/15/09	755	743
AXA Financial, Inc.
6.50%, 4/1/08	295	300
Bank of America Corp.
3.38%, 2/17/09	245	236
3.88%, 1/15/08	165	162
Bank of New York Co., Inc. (The)
3.80%, 2/1/08	250	246
5.20%, 7/1/07	85	85
Bank One Corp.
6.00%, 2/17/09	455	463
CIT Group, Inc.
3.65%, 11/23/07	285	280
4.75%, 8/15/08	100	99
Citigroup Global Markets Holdings, Inc.
5.50%, 12/12/06	(h)80	80
Countrywide Home Loans, Inc.
3.25%, 5/21/08	327	317
EOP Operating LP
6.76%, 6/15/07	400	403
Farmers Insurance Exchange
8.63%, 5/1/24	(e)300	356

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
General Electric Capital Corp.
4.75%, 9/15/14	$95	$92
5.38%, 3/15/07	930	931
Hartford Financial Services Group, Inc.
7.90%, 6/15/10	60	65
HSBC Finance Corp.
4.13%, 12/15/08	90	88
6.40%, 6/17/08	270	275
6.75%, 5/15/11	285	302
Huntington National Bank
4.38%, 1/15/10	300	292
John Hancock Global Funding II
7.90%, 7/2/10	(e)715	784
JPMorgan Chase & Co.
6.00%, 2/15/09	275	279
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	410	402
Mantis Reef Ltd.
4.69%, 11/14/08	(e)255	251
Marsh & McLennan Cos., Inc.
5.38%, 3/15/07	440	440
MBNA Corp.
5.91%, 5/5/08	(h)625	630
Monumental Global Funding II
3.85%, 3/3/08	(e)760	744
Nationwide Building Society
4.25%, 2/1/10	(e)325	316
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	10	10
Platinum Underwriters Holdings Ltd.
6.37%, 11/16/07	350	348
Popular North America, Inc.
5.65%, 4/15/09	155	156
Pricoa Global Funding I
3.90%, 12/15/08	(e)795	773
Residential Capital Corp.
6.38%, 6/30/10	425	430
Simon Property Group LP
6.38%, 11/15/07	355	358
SLM Corp.
4.00%, 1/15/10	175	169
Southwest Airlines Co.
5.50%, 11/1/06	110	110
Sovereign Bank
4.00%, 2/1/08	100	98
St. Paul Travelers Cos., Inc. (The)
5.01%, 8/16/07	311	309
TIAA Global Markets, Inc.
4.125%, 11/15/07	(e)630	623
5.00%, 3/1/07	710	709
Two-Rock Pass Through Trust
6.34%, 12/31/49	(e)(h)290	286
United Health Group Corp.
5.20%, 1/17/07	$25	$25
U.S. Bank N.A.
2.85%, 11/15/06	590	588
US Bancorp
5.10%, 7/15/07	125	125
USB Capital IX
6.19%, 12/29/49	(h)360	364
Wachovia Capital Trust Ill
5.80%, 12/31/49	(h)1,085	1,089
Wachovia Corp.
4.95%, 11/1/06	950	950
Washington Mutual, Inc.
8.25%, 4/1/10	365	397
World Financial Properties
6.91%, 9/1/13	(e)928	975
6.95%, 9/1/13	(e)223	234
Xlliac Global Funding
4.80%, 8/10/10	(e)375	368
		20,042
Industrials (8.3%)
America West Airlines, Inc.
7.10%, 4/2/21	233	240
American Honda Finance Corp.
3.85%, 11/6/08	(e)325	316
AT&T Wireless Services, Inc.
5.30%, 11/15/10	160	160
Brascan Corp.
7.13%, 6/15/12	300	322
Burlington Northern Santa Fe Corp.
6.13%, 3/15/09	140	143
Caterpillar Financial Services Corp.
5.46%, 8/20/07	(h)280	280
Clorox Co.
5.52%, 12/14/07	(h)400	401
Comcast Cable Communications, Inc.
6.75%, 1/30/11	235	247
8.38%, 5/1/07	105	107
Conoco Funding Co.
5.45%, 10/15/06	100	100
Consumers Energy Co.
4.00%, 5/15/10	100	95
4.80%, 2/17/09	175	173
Cooper Industries, Inc.
5.25%, 11/15/12	225	224
5.25%, 7/1/07	160	159
CVS Corp.
3.88%, 11/1/07	65	64
5.75%, 8/15/11	65	66
Deutsche Telekom International Finance BV
8.00%, 6/15/10	435	475
FBG Finance Ltd.
5.13%, 6/15/15	(e)255	242

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
Federated Department Stores, Inc.
6.30%, 4/1/09	$265	$270
6.63%, 9/1/08	80	82
FedEx Corp.
5.50%, 8/15/09	145	146
France Telecom S.A.
7.75%, 3/1/11	290	318
Fred Meyer, Inc.
7.45%, 3/1/08	300	308
General Mills, Inc.
3.88%, 11/30/07	85	84
Harrahs Operating Co., Inc.
5.63%, 6/1/15	445	414
Hewlett Packard Co.
5.52%, 5/22/09	(h)215	215
Hyatt Equities LLC
6.88%, 6/15/07	(e)330	332
ICI Wilmington, Inc.
4.38%, 12/1/08	125	122
Johnson Controls, Inc.
5.00%, 11/15/06	255	255
Kraft Foods, Inc.
5.25%, 6/1/07	115	115
Lenfest Communications, Inc.
7.63%, 2/15/08	40	41
LG Electronics, Inc.
5.00%, 6/17/10	(e)165	161
Masco Corp.
4.63%, 8/15/07	240	238
May Department Stores Co. (The)
5.95%, 11/1/08	295	297
Miller Brewing Co.
4.25%, 8/15/08	(e)280	275
Mohawk Industries, Inc.
7.20%, 4/15/12	235	246
Norfolk Southern Corp.
7.35%, 5/15/07	240	243
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	170	168
Raytheon Co.
6.15%, 11/1/08	130	132
Sappi Papier Holding AG
6.75%, 6/15/12	(e)105	101
Sealed Air Corp.
5.63%, 7/15/13	(e)125	123
Systems 2001 Asset Trust LLC
6.66%, 9/15/13	(e)262	275
Telecom Italia Capital S.A.
4.00%, 1/15/10	335	318
Textron Financial Corp.
4.13%, 3/3/08	305	300
5.13%, 2/3/11	95	95
Toyota Motor Credit Corp.
6.63%, 2/1/08	$385	$385
Union Pacific Corp.
6.63%, 2/1/08	416	423
UnitedHealth Group, Inc.
4.13%, 8/15/09	120	117
Verizon Global Funding Corp.
6.13%, 6/15/07	445	447
7.25%, 12/1/10	140	150
Verizon New England, Inc.
6.50%, 9/15/11	200	205
Viacom, Inc.
5.75%, 4/30/11	(e)300	300
Vodafone Group plc
5.46%, 12/28/07	(h)215	215
Weyerhaeuser Co.
6.13%, 3/15/07	20	20
Yum! Brands, Inc.
8.88%, 4/15/11	260	294
		12,044
Mortgages — Other (17.9%)
Banc of America Funding Corp.
5.68%, 9/20/35	(h)561	565
Bear Stearns Mortgage Securities, Inc.
5.52%, 9/25/36	(h)1,000	1,000
Countrywide Alternative Loan Trust
5.59%, 11/20/35	(h)1,254	1,260
5.61%, 10/25/35	(h)514	515
5.72%, 12/20/35	(h)1,053	1,057
Countrywide Home Loan Mortgage Pass Through Trust
5.63%, 3/25/35	(h)433	434
Greenpoint Mortgage Funding Trust
5.65%, 8/25/35	2,320	2,324
GSR Mortgage Loan Trust
5.59%, 8/25/46	(h)983	983
Harborview Mortgage Loan Trust
5.57%, 3/19/36	(h)1,753	1,756
5.62%, 7/19/45	(h)607	609
5.71%, 11/19/35	(h)1,037	1,044
Indymac Index Mortgage Loan Trust
5.54%, 11/25/36	(h)725	725
5.55%, 4/25/46	(e)(h)981	982
Luminent Mortgage Capital, Inc.
5.57%, 4/25/36	(h)1,757	1,762
5.57%, 10/25/46	(h)1,000	999
Merrill Lynch Mortgage Investors, Inc.
5.45%, 8/25/35	(h)810	810
Residential Accredit Loans, Inc.
5.59%, 2/25/46	856	857
5.60%, 2/25/46	(h)912	912
Structured Asset Mortgage
5.50%, 11/25/36	1,000	1,000
Washington Mutual, Inc.
5.58%, 11/25/45 - 12/25/45	(h)3,278	3,290

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Mortgages — Other (cont’d)
5.59%, 10/25/45	$ (h)1,130	$1,133
5.60%, 4/25/45	(h)1,375	1,380
5.62%, 8/25/45	(h)592	594
		25,991
Sovereign (0.4%)
Province of Quebec Canada
6.13%, 1/22/11	550	572
U.S. Treasury Securities (3.9%)
U.S. Treasury Notes
3.88%, 2/15/13	5,825	5,597
Utilities (3.2%)
Ameren Corp.
4.26%, 5/15/07	220	219
Appalachian Power Co.
3.60%, 5/15/08	355	346
Arizona Public Service Co.
5.80%, 6/30/14	330	329
6.75%, 11/15/06	165	165
Carolina Power & Light Co.
5.13%, 9/15/13	245	241
CC Funding Trust I
6.90%, 2/16/07	515	517
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	125	126
Columbus Southern Power Co.
4.40%, 12/1/10	100	97
Consolidated Natural Gas Co.
5.38%, 11/1/06	775	775
6.25%, 11/1/11	205	211
Detroit Edison Co.
6.13%, 10/1/10	155	160
Entergy Gulf States, Inc.
5.80%, 12/1/09	215	215
Kinder Morgan, Inc.
5.13%, 11/15/14	80	76
NiSource Finance Corp.
5.97%, 11/23/09	(h)165	165
Ohio Power Corp.
6.00%, 6/1/16	190	195
Public Service Electric & Gas Co.
5.00%, 1/1/13	145	143
Sempra Energy
4.62%, 5/17/07	145	144
TXU Energy Co. LLC
6.13%, 3/15/08	125	126
Wisconsin Electric Power Co.
3.50%, 12/1/07	395	387
		4,637
Total Fixed Income Securities (Cost $132,905)		131,463

Shares
Preferred Stock (0.1%)
Mortgages — Other (0.1%)
Home Ownership Funding Corp. 13.33% (Cost $109)	(e)650	$119

No. of
Contracts
Put Options Purchased (0.0%)
90 Day EuroDollar 6/07 @ $94.25 (Cost $173)	498	37

	Face
	Amount
	(000)
Short-Term Investments (10.7%)
Repurchase Agreement (10.0%)
J.P. Morgan Securities, Inc. 5.25%, dated 9/29/06, due 10/2/06, repurchase price $14,498	$ (f)14,492	14,492
U.S. Treasury Securities (0.7%)
U. S. Treasury Bills
5.16%, 1/11/07	(j)1,035	1,021
Total Short-Term Investments (Cost $15,513)		15,513
Total Investments (101.5%) (Cost $148,700)		147,132
Liabilities in Excess of Other Assets (-1.5%)		(2,111)
Net Assets (100%)		$145,021

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
@	Value/Face Amount is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2006.
IO	Interest Only
PO	Principal Only
PAC	Planned Amortization Class
TBA	To Be Announced

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
2 yr. Note	7	$1,432	Dec-06	$2
U.S. Treasury
5 yr. Note	121	12,767	Dec-06	84
U.S. Treasury
10 yr. Note	281	30,366	Dec-06	349
U.S. Treasury
Long Bond	26	2,923	Dec-06	50
				$485

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

International Fixed Income Portfolio

The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as ‘‘junk bonds’’) and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

Performance

For the fiscal year ended September 30, 2006 the Portfolio had a total return of 1.12% compared to 2.04% for the Citigroup World Government Bond Ex-U.S. Index (the “Index”).

Factors Affecting Performance

•                  Interest rate management was a slight net negative for relative performance during the period. The Portfolio was underweight duration in Japan and Canada. With yields little changed on balance over the review period, the main performance impact was a small reduction in portfolio yield relative to the Index.

•                  The Portfolio’s underweight of the Euro in favor of the Yen hurt relative returns, as the Yen depreciated by roughly 10% over the course of the period.

•                  The Portfolio’s small exposure to corporate bonds had little net impact on performance, given the lack of movement in yield spreads relative to the beginning of the period.

•                  A position in Mexican government bonds made during the second quarter of 2006 was a small plus for relative returns, as yields there fell and the Peso appreciated.

Management strategies

•                  The Portfolio continues to take a defensive approach to interest rate risk, primarily in Japan, but also in Canada and Europe. Real yields of roughly 2% or less in most markets indicate little value. At the same time, we believe yield curves offer little compensation to investors for the risk of higher inflation or tighter monetary policy.

•                  The Yen’s depreciation over the past year has made it even cheaper, and more attractive in our opinion, as we anticipate that the currency will gain support from a recovering Japanese economy and rising Japanese interest rates.

•                  Conversely, corporate bonds in general offer little appeal given the current level of yield spreads, which provide little compensation for assuming generic credit risk. The Portfolio does, however, have selective exposure to individual names that offer good yields relative to our analysis of the credit risk.

•                  We continue to hold a small position in local Mexican government debt, where real yields are high relative to those in developed bond markets.

*  Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Citigroup World Government Bond Ex-U.S. Index(1) and the Lipper International Income Funds Index(2)

	Total Returns (3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)

Portfolio(4)	1.12%	8.13%	4.44%	5.42%
Citigroup World Government Bond Ex-U.S. Index	2.04	7.91	4.58	5.60
Lipper International Income Funds Index	2.01	8.88	6.11	6.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

International Fixed Income Portfolio

distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Citigroup World Government Bond Ex-U.S. Index is a market-capitalization weighted benchmark that tracks the performance of the 20 government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Income Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Income Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 29, 1994.
(5)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Index.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006

Actual	$1,000.00	$1,043.30	$2.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.26	2.84

*  Expenses are equal to the Portfolio’s annualized net expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by country and/or investment type, as a percentage of total investments.

*                 Countries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

International Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
Fixed Income Securities (89.8%)
Australia (0.2%)
Telstra Corp Ltd.
6.38%, 6/29/111	EUR	300	$418
Austria (4.5%)
Oesterreichische Kontrollbank AG
1.80%, 3/22/10	JPY	300,000	2,620
Republic of Austria
3.50%, 7/15/15	EUR	5,000	6,249
			8,869
Belgium (3.8%)
Government of Belgium
3.00%, 9/28/08		5,900	7,400
Canada (4.4%)
Government of Canada
1.90%, 12/1/06	CAD	500,000	4,352
3.00%, 1/06/07		2,100	1,866
3.25%, 12/1/06		1,700	1,519
Province of Quebec
1.60%, 5/9/13	JPY	100,000	856
			8,593
Cayman Islands (0.3%)
MBNA America European Structured Offerings
5.13%, 4/19/08	EUR	511	661
Denmark (2.0%)
Kingdom of Denmark
4.00%, 8/15/08	DKK	22,500	3,851
France (8.6%)
Compagnie Generale des Etablissements Michelin
6.38%, 12/3/33	EUR	(h)250	325
Crown Euro Holdings S.A.
6.25%, 9/1/11		120	161
France Telecom S.A.
1.60%, 1/1/09 (Convertible)		330	413
8.13%, 1/28/33		350	602
Government of France O.A.T.
5.50%, 4/25/29		3,800	5,943
6.50%, 4/25/11		6,600	9,367
			16,811
Germany (9.8%)
Bayer AG
5.00%, 7/29/05		(h)285	325
Deutsche Bundesrepublik
5.50%, 1/4/31		1,900	2,995
6.25%, 1/4/24		7,360	12,091
Kreditanstalt fur Wiederaufbau
2.05%, 9/21/09	JPY	440,000	3,859
			19,270
Guernsey (0.2%)
ABB International Finance Ltd.
6.50%, 11/30/11	EUR	295	414
Ireland (6.2%)
Depfa ACS Bank
0.75%, 9/22/08	JPY	430,000	$3,650
Government of Ireland
4.25%, 10/18/07	EUR	6,600	8,422
			12,072
Italy (3.5%)
Republic of Italy
0.65%, 3/20/09	JPY	740,000	6,264
Telecom Italia Finance N.V.
7.75%, 1/24/33	EUR	405	611
			6,875
Japan (14.9%)
Development Bank of Japan
1.60%, 6/20/14	JPY	380,000	3,259
Government of Japan
0.60%, 3/20/10		1,720,000	14,410
1.70%, 6/20/33		480,000	3,494
2.40%, 3/20/34		430,000	3,614
Japan Bank for International Co-operation
0.35%, 3/19/08		520,000	4,392
			29,169
Luxembourg (0.3%)
Gaz Capital for Gazprom
4.56%, 12/9/12	EUR	170	212
Tyco International Group S.A.
6.13%, 4/4/07		270	346
			558
Mexico (0.8%)
Mexican Bonos
10.00%, 12/5/24	MXN	15,400	1,598
Multi-Country (2.8%)
Inter-American Development Bank
1.90%, 7/8/09	JPY	545,000	4,756
International Bank for Reconstruction & Development
5.29%, 12/18/06	AUD	1,050	781
			5,537
Netherlands (8.2%)
Bank Nederlandse Gemeenten
0.80%, 9/22/08	JPY	250,000	2,125
Government of Netherlands
4.00%, 1/15/37	EUR	5,200	6,695
5.00%, 7/15/12		5,000	6,783
Telefonica Europe B.V.
5.88%, 2/14/33		320	428
			16,031
Norway (0.3%)
Kingdom of Norway
6.75%, 1/15/07	NOK	3,800	587
Poland (1.0%)
Government of Poland
5.75%, 3/24/10	PLN	5,800	1,878

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
Spain (4.2%)
Government of Spain
3.00%, 7/30/07	EUR	6,600	$8,331
5.15%, 7/30/09		@—	@—
			8,331
Sweden (1.2%)
Kingdom of Sweden
8.00%, 8/15/07	SEK	14,000	1,989
Telefonaktiebolaget LM Ericsson
6.75%, 11/28/10	EUR	230	310
			2,299
United Kingdom (7.8%)
Allied Domecq
6.63%, 4/18/11	GBP	190	370
BAA plc
4.50%, 2/15/18	EUR	170	214
BAT International Finance plc
5.13%, 7/09/13		320	423
British Telecommunications plc
7.13%, 2/15/11		220	314
United Kingdom Treasury Bond
4.25%, 6/7/32	GBP	600	1,141
5.00%, 9/7/14		6,600	12,704
			15,166
United States (4.8%)
Federal National Mortgage Association
1.75%, 3/26/08	JPY	700,000	6,031
Ford Motor Credit Co.
5.75%, 1/12/09	EUR	390	481
General Electric Capital Corp.
0.75%, 2/5/09	JPY	250,000	2,113
General Motors Acceptance Corp.
5.38%, 6/6/11	EUR	190	237
6.00%, 7/3/08		260	333
Owens Brockway Glass Container, Inc.
6.75%, 12/1/14		130	161
			9,356
Total Fixed Income Securities (Cost $174,450)			175,744
Short-Term Investments (8.5%)
Repurchase Agreement (4.9%)
J.P. Morgan Securities, Inc., 5.25%,dated 9/29/06, due 10/2/06, repurchase price $9,613	$	(f)9,609	9,609
U.S. Treasury Securities (3.6%)
U.S. Treasury Bills
5.16%, 1/31/07		(j)6,954	6,959
Total Short-Term Investments (Cost $16,563)			16,568
Total Investments (98.3%) (Cost $191,013)			192,312
Other Assets in Excess of Liabilities (1.7%)			3,347
Net Assets (100%)			$195,659

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
@	Value/Face Amount is less than $500.
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican New Peso
NOK	Norwegian Krone
PLN	Polish New Zloty
SEK	Swedish Krona

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
CAD	1,700	$1,521	10/10/06	USD	1,495	$1,495	$(26)
CAD	1,400	1,253	10/10/06	USD	1,233	1,233	(20)
CAD	2,100	1,879	10/10/06	USD	1,871	1,871	(8)
DKK	18,950	3,224	10/11/06	USD	3,174	3,174	(50)
DKK	6,000	1,021	10/11/06	USD	1,019	1,019	(2)
DKK	13,100	2,235	11/30/06	USD	2,263	2,263	28
EUR	5,250	6,661	10/13/06	USD	6,715	6,715	54
EUR	1,500	1,903	10/13/06	USD	1,909	1,909	6
EUR	2,975	3,775	10/13/06	USD	3,749	3,749	(26)
EUR	1,100	1,396	10/13/06	USD	1,397	1,397	1
EUR	1,600	2,030	10/13/06	USD	2,032	2,032	2
EUR	250	318	10/13/06	USD	318	318	@—
EUR	1,200	1,522	10/13/06	USD	1,547	1,547	25
EUR	1,500	1,903	10/13/06	USD	1,926	1,926	23
EUR	675	856	10/13/06	USD	863	863	7
GBP	600	1,123	10/18/06	USD	1,105	1,105	(18)
GBP	200	375	10/18/06	USD	365	365	(10)
GBP	265	496	10/18/06	USD	486	486	(10)
GBP	250	468	10/18/06	USD	461	461	(7)
GBP	375	702	10/18/06	USD	716	716	14
JPY	135,000	1,144	10/12/06	USD	1,179	1,179	35
JPY	504,000	4,289	11/7/06	USD	4,441	4,441	152
JPY	490,000	4,170	11/7/06	USD	4,324	4,324	154
JPY	100,000	847	10/12/06	USD	860	860	13
SEK	12,250	1,672	10/11/06	USD	1,670	1,670	(2)
USD	3,685	3,685	10/10/06	CAD	4,170	3,731	46
USD	1,189	1,189	10/10/06	CAD	1,350	1,208	19
USD	355	355	10/11/06	CHF	435	348	(7)
USD	1,591	1,591	10/11/06	CHF	1,930	1,545	(46)
USD	2,915	2,915	10/11/06	DKK	17,400	2,961	46
USD	2,060	2,060	10/11/06	DKK	12,300	2,092	32
USD	400	400	10/11/06	DKK	2,350	400	@—
USD	2,388	2,388	10/13/06	EUR	1,900	2,411	23
USD	2,317	2,317	10/13/06	EUR	1,815	2,303	(14)
USD	14,671	14,671	10/13/06	EUR	11,600	14,718	47
USD	2,426	2,426	10/13/06	EUR	1,875	2,379	(47)
USD	1,533	1,533	10/13/06	EUR	1,200	1,523	(10)
USD	321	321	10/13/06	EUR	250	317	(4)
USD	2,098	2,098	10/13/06	EUR	1,650	2,093	(5)
USD	350	350	10/13/06	EUR	275	348	(2)
USD	2,603	2,603	10/13/06	EUR	2,050	2,600	(3)
USD	1,973	1,973	10/18/06	GBP	1,065	1,994	21
USD	595	595	10/18/06	GBP	315	590	(5)
USD	348	348	10/18/06	GBP	185	346	(2)
USD	6,592	6,592	10/12/06	JPY	750,000	6,358	(234)
USD	2,163	2,163	10/12/06	JPY	250,000	2,119	(44)
USD	1,076	1,076	10/12/06	JPY	125,000	1,060	(16)
USD	7,180	7,180	10/12/06	JPY	825,000	6,994	(186)
USD	4,851	4,851	10/12/06	JPY	560,000	4,747	(104)
USD	1,962	$1,962	10/12/06	JPY	230,000	$1,947	$(15)
USD	1,692	1,692	10/11/06	SEK	12,250	1,673	(19)
USD	755	755	10/12/06	SGD	1,200	756	1
		$116,872				$116,679	$(193)

CHF        Swiss Franc

SGD        Singapore Dollar

USD        United States Dollar

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Investment Grade Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2006, the Portfolio’s Institutional Class had a total return of 3.65% compared to 3.67% for the Lehman Brothers U.S. Aggregate Bond Index (the “Index”) and 3.71% for the Citigroup U.S. Broad Investment Grade Bond Index.

Factors Affecting Performance

•      Strong economic data and inflationary pressures stemming from rising oil prices led the Federal Open Market Committee (the “Fed”) to continue raising the target federal funds rate over the course of the period to 5.25% as of the end of June. As economic growth moderated, consumer spending and housing weakened, and inflation concerns eased, the Fed finally paused in its tightening campaign in August, ending a record two-year run of 17 consecutive rate increases. As a result, short-term interest rates began to decline and the yield curve flattened.

•      In response to the improved outlook for the fixed-income market, the U.S. bond market rallied in the latter months of the period, posting the best run of positive returns since the Fed began its tightening cycle. As of the end of the period, all fixed-income asset classes posted positive returns.

•      The credit sector had trouble keeping pace with other fixed-income sectors, due to inflation concerns and increased risk in the corporate market. Agency and mortgage issues had the highest returns of the government sectors while Treasuries underperformed due to their high sensitivity to fluctuating interest rates. Overall, across the government asset class, shorter-dated issues outperformed longer-dated issues.

•      The Portfolio’s below-Index interest-rate sensitivity was the key driver of performance as interest rates rose throughout most of the period.

•      Strong security selection within the corporate credit area added value, more than offsetting the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads. The Portfolio’s focus on higher-quality corporate securities detracted as the below-investment grade and non-rated sectors of the market outperformed high-rated bonds.

•      The Portfolio’s overweight to credit, including a large exposure to asset-backed securities, benefited performance, as did strong security selection within the asset class.

•      An emphasis on higher-coupon mortgage backed securities, and lower exposure to other mortgage securities, was additive to performance as high-coupon mortgages outperformed equal duration Treasuries for much of the period. When rates declined in the latter months, however, high-coupon, slow-prepaying mortgages underperformed and the Portfolio’s positioning dampened overall performance.

Management Strategies

•      We continue to maintain a defensive interest rate position in the belief that monetary conditions remain stimulative.

•      Credit spreads remain at historically tight levels, and with few exceptions, fail to offer sufficient reward for their associated risks. Therefore, we continue to hold a below-Index sensitivity to the sector, and have reduced the Portfolio’s corporate credit exposure as issues become fully valued. We believe some pockets of value exist within the paper and forest products industry, high quality asset-backed issues, and high quality insurance issues; these areas remain the focus of our credit activities.

•      Yield spreads of mortgage-backed securities (“MBS”) remain tight relative to Treasuries, and in many cases are below those offered by equal-duration interest-rate swaps. Implied interest-rate volatility remains quite low, suggesting that this is not a good time to “write” or “sell” options (a mortgage investor is implicitly short a call option to the homeowner). With yield spreads and implied volatility at such unattractive levels, we believe it makes more sense to maintain below-benchmark sensitivity to the sector.

•      Within the MBS market, we believe that higher-coupon MBS continue to offer the best relative value. Additionally, we have also identified pockets of value in many non-Index MBS, including AAA rated and interest-only tranches of mortgage issues backed by option adjustable-rate mortgages.

•      Agency spreads, where most of the yield spread reflects compensation for liquidity risk, remain unattractive in our view. As a result, we believe that a below-benchmark exposure to the sector is appropriate at this time.

•      The Portfolio continued to pay fixed rates on selected zero-coupon swaps and receive variable rates from highly-rated counterparties. We believe this strategy will continue to offer value in an environment where liquidity spreads widen.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Investment Grade Fixed Income Portfolio

*	Minimum Investment
**	Commenced offering on May 20, 2002.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Lehman Brothers U.S. Aggregate Bond Index(1), Citigroup U.S. Broad Investment Grade Bond Index(2) , Lipper Intermediate Investment Grade Debt Funds Index(3) and the Lipper A-Rated Corporate Debt Funds Index(4)

	Total Returns(5)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(8)

Portfolio — Institutional Class(6)	3.65%	5.06%	6.38%	7.74%
Lehman Brothers U.S. Aggregate Bond Index	3.67	4.81	6.42	7.34
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	6.45	7.38
Lipper Intermediate Investment Grade Debt Funds Index	3.52	4.67	6.03	6.85
Lipper A-Rated Corporate Debt Funds Index	3.16	4.66	5.91	7.07
Portfolio — Adviser Class(7)	3.59	—	—	4.87
Lehman Brothers U.S. Aggregate Bond Index	3.67	—	—	5.04
Citigroup U.S. Broad Investment Grade Bond Index	3.71	—	—	5.10
Lipper Intermediate Investment Grade Debt Funds Index	3.52	—	—	4.96
Lipper A-Rated Corporate Debt Funds Index	3.16	—	—	4.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Lehman Brothers U.S. Aggregate Bond Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Portfolio’s benchmark was changed from the Citigroup U.S. Broad Investment Grade Bond Index to the Lehman Brothers U.S. Aggregate Bond Index to more accurately reflect the Portfolio’s investible universe. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Intermediate Investment Grade Debt Funds classification.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Investment Grade Fixed Income Portfolio

(4)

The Lipper A-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper A-Rated Corporate Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser and Distributor reserve the right to commence or terminate any waiver and/or reimbursement at any time.

(6)	Commenced operations on August 31, 1990.
(7)	Commenced offering on May 20, 2002.
(8)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending	During Period*
	Beginning	Account Value	April 1, 2006 —
	Account Value	September	September 30,
	April 1, 2006	30, 2006	2006
Institutional Class
Actual	$1,000.00	$1,033.10	$2.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.56	2.54

Adviser Class
Actual	1,000.00	1,033.30	3.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.81	3.29

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized expense ratios of 0.50% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*      Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

Investment Grade Fixed Income Portfolio

	Face
	Amount (000)	Value (000)
Fixed Income Securities (102.4%)
Agency Adjustable Rate Mortgages (2.5%)
Federal National Mortgage Association, Adjustable Rate Mortgages:
7.01%, 8/1/36	$2,418	$2,487
7.04%, 7/1/36	3,565	3,667
7.05%, 5/1/36	3,799	3,932
Government National Mortgage Association, Adjustable Rate Mortgages:
4.75%, 7/20/25	42	42
5.125%, 11/20/25 - 12/20/27	496	501
5.375%, 3/20/25 - 2/20/28	2,303	2,327
		12,956
Agency Fixed Rate Mortgages (16.3%)
Federal Home Loan Mortgage Corp., Conventional Pools:
10.00%, 9/1/17 - 11/1/20	51	55
10.25%, 7/1/09	9	9
11.00%, 1/1/16	20	21
13.00%, 9/1/10	1	1
Gold Pools:
6.00%, 2/1/32 - 4/1/32	87	88
6.50%, 3/1/32 - 5/1/29	444	458
7.00%, 2/1/26	34	35
7.50%, 5/1/16 - 6/1/32	4,184	4,342
8.00%, 10/1/30 - 10/1/31	861	907
8.50%, 12/1/30	160	171
10.00%, 10/1/19 - 1/1/21	74	82
10.50%, 3/1/16	47	49
October TBA
5.50%, 10/1/19	(i)15,100	15,091
Federal National Mortgage Association
7.50%, 9/1/35	2,693	2,789
Conventional Pools:
6.00%, 10/1/31 - 12/1/31	140	141
6.50%, 2/1/29 - 9/1/32	1,551	1,589
7.00%, 11/1/25 - 6/1/36	30,341	31,222
7.50%, 5/1/23 - 12/1/32	4,612	4,777
8.00%, 3/1/07 - 4/1/32	3,274	3,457
8.50%, 4/1/30 - 5/1/32	2,857	3,076
9.00%, 2/1/17	94	101
9.50%, 8/1/22	126	136
10.00%, 3/1/20 - 5/1/22	178	194
10.50%, 12/1/17 - 10/1/18	47	52
11.00%, 4/1/21	80	87
11.25%, 8/1/13	47	52
11.50%, 1/1/17 - 11/1/19	41	45
November TBA
7.00%, 11/1/36	(i)13,550	13,910
Government National Mortgage Association, Various Pools:
9.00%, 11/15/17	214	229
9.50%, 11/15/17 - 9/15/22	821	890
10.00%, 11/15/09 - 2/15/25	1,270	1,412
10.50%, 3/15/19	$6	$6
11.00%, 3/15/10 - 2/15/16	130	143
11.50%, 1/20/18	2	2
		85,619
Asset Backed Corporates (26.4%)
Aegis Asset Backed Securities Trust
5.44%, 10/25/35	(h)1,140	1,141
American Express Credit Account Master Trust
5.44%, 12/15/09	(h)2,000	2,003
Argent Securities, Inc.
5.376%, 10/15/46	(h)3,925	3,925
Banc of America Securities Auto Trust
3.99%, 8/18/09	3,200	3,166
Bear Stearns Asset Backed Securities, Inc.
5.45%, 8/25/35	(h)860	860
5.53%, 9/25/34	(h)1,000	1,002
5.55%, 3/25/35	(h)1,489	1,490
Capital Auto Receivables Asset Trust
4.05%, 7/15/09	3,225	3,197
5.31%, 10/20/09	(e)4,600	4,612
5.41%, 1/15/08	(h)918	919
Carrington Mortgage Loan Trust
5.45%, 10/25/35	(h)1,094	1,094
Caterpillar Financial Asset Trust
3.90%, 2/25/09	2,750	2,727
5.57%, 5/25/10	3,200	3,228
CIT Equipment Collateral
3.50%, 9/20/08	696	687
CNH Equipment Trust
4.02%, 4/15/09	2,700	2,678
4.27%, 1/15/10	4,000	3,951
5.20%, 6/15/10	1,775	1,769
Countrywide Asset-Backed Certificates
5.48%, 5/25/36	(h)2,720	2,722
Daimler Chrysler Auto Trust
4.04%, 9/8/09	2,400	2,381
First Franklin Mortgage Loan Asset Backed Certificates
5.38%, 7/25/36	(h)2,870	2,871
5.40%, 2/25/36	(h)2,435	2,438
5.43%, 7/25/35	(h)1,100	1,101
5.45%, 10/25/35	(h)1,812	1,814
Ford Credit Auto Owner Trust
4.17%, 1/15/09	1,943	1,932
5.05%, 3/15/10	1,750	1,748
5.26%, 10/15/10	4,000	4,011
Fremont Home Loan Owner Trust
5.38%, 10/25/36	(h)4,250	4,250
GE Dealer Floorplan Master Note Trust
5.41%, 7/20/09	(h)2,500	2,503
GE Equipment Small Ticket LLC
4.38%, 7/22/09	(e)3,000	2,976
4.88%, 10/22/09	(e)3,075	3,064

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount (000)	Value (000)
Asset Backed Corporates (cont’d)
GS Auto Loan Trust
5.37%, 12/15/10	$3,375	$3,392
Harley-Davidson Motorcycle Trust
3.76%, 12/17/12	3,800	3,722
4.07%, 2/15/12	2,300	2,260
Hertz Vehicle Financing LLC
4.93%, 2/25/10	(e)1,825	1,817
Honda Auto Receivables Owner Trust
3.87%, 4/20/09	2,775	2,745
3.93%, 1/15/09	1,675	1,662
4.85%, 10/19/09	2,475	2,467
Hyundai Auto Receivables Trust
3.98%, 11/16/09	2,200	2,172
Long Beach Mortgage Loan Trust
5.42%, 1/25/36	(h)1,456	1,457
Mastr Asset Backed Securities Trust
5.42%, 3/25/35	(h)83	83
MBNA Credit Card Master Note Trust
5.47%, 2/16/10	(h)3,200	3,206
MBNA Master Credit Card Trust USA
5.90%, 8/15/11	940	961
7.80%, 10/15/12	2,715	2,969
Merrill Auto Trust Securitization
4.10%, 8/25/09	3,475	3,442
National City Auto Receivables Trust
2.88%, 5/15/11	2,643	2,583
Nationstar Home Equity Loan Trust
5.40%, 9/25/36	(h)3,175	3,175
New Century Home Equity Loan Trust
5.86%, 11/25/34	(h)1,755	1,758
Nissan Auto Receivables Owner Trust
3.99%, 7/15/09	3,600	3,567
Option One Mortgage Loan Trust
5.63%, 11/25/34	(h)767	768
Ownit Mortgage Loan Asset Backed Certificates
5.44%, 3/25/36	(h)32	32
Peco Energy Transition Trust
6.05%, 3/1/09	400	402
RAAC Series
5.43%, 9/25/45	(h)1,716	1,718
Residential Asset Mortgage Products, Inc.
5.40%, 6/25/29	3,282	3,284
Saxon Asset Securities Trust
5.42%, 10/25/35	(h)211	212
Securitized Asset Backed Receivables LLC Trust
5.40%, 12/25/35	(h)1,408	1,410
Specialty Underwriting & Residential Finance
5.44%, 12/25/35 - 6/25/36	(h)1,106	1,107
Structured Asset Securities Corp.
5.53%, 6/25/35	(h)2,656	2,659
TERRA
5.46%, 6/15/17	$ (e)(h)1,494	$1,494
Terwin Mortgage Trust
5.45%, 7/25/35	(e)(h)395	396
5.79%, 12/25/34	(h)615	615
TXU Electric Delivery Transition Bond Co.
4.81%, 11/17/14	(h)700	689
USAA Auto Owner Trust
3.90%, 7/15/09	2,233	2,215
Volkswagen Auto Loan Enhanced Trust
4.80%, 7/20/09	3,225	3,213
Wachovia Auto Owner Trust
2.91%, 4/20/09	742	733
4.06%, 9/21/09	1,700	1,685
World Omni Auto Receivables Trust
3.29%, 11/12/08	687	683
		139,013
Collateralized Mortgage Obligations — Agency Collateral Series (0.7%)
Federal Home Loan Mortgage Corp.
Inv Fl IO
0.63%, 3/15/24	(h)2,866	69
2.67%, 3/15/32	(h)588	44
IO
6.00%, 5/1/31	1,195	235
6.50%, 4/1/28 - 5/15/33	2,167	461
8.00%, 1/1/28 - 6/1/31	235	52
IO PAC
6.00%, 5/15/30 - 4/15/32	2,193	219
PAC
10.00%, 6/15/20	17	18
Federal National Mortgage Association
Inv Fl IO
2.77%, 12/25/29	(h)99	1
2.87%, 10/25/28	(h)482	18
3.22%, 5/18/27	(h)854	72
3.23%, 10/25/30	(h)255	14
IO
6.00%, 8/25/32 - 11/25/32	1,762	239
6.50%, 2/25/33 - 6/25/33	5,706	1,225
7.00%, 4/25/33	867	186
7.50%, 11/1/29	1,181	319
8.00%, 4/1/24 - 12/1/31	971	214
9.00%, 11/1/26	104	26
Government National Mortgage Association
Inv Fl IO
3.27%, 8/16/29	(h)628	43
GS Mortgage Securities Corp.
IO
2.33%, 8/25/36	(h)8,229	333
		3,788

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount (000)	Value (000)
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.6%)
Countrywide Alternative Loan Trust
Zero Coupon, 3/20/46	$14,324	$721
IO
0.48%, 2/25/37	14,116	756
1.00%, 9/25/46	(i)29,675	1,572
1.57%, 12/20/35	(e)(h)21,713	671
2.41%, 12/20/35	(e)(h)18,824	996
Greenpoint Mortgage Funding Trust
IO
Zero Coupon, 8/25/45 - 10/25/45	23,395	741
Harborview Mortgage Loan Trust
IO
1.11%, 6/19/35	(h)12,786	284
1.41%, 5/19/35	(h)19,322	471
1.63%, 7/19/46	(h)22,314	931
1.76%, 3/19/37	(h)13,766	654
PO
3/19/37	@—	@—
7/19/47	@—	@—
Indymac Index Mortgage Loan Trust
IO
0.64%, 7/25/35	(h)11,219	368
		8,165
Finance (6.4%)
AIG SunAmerica Global Financing VI
6.30%, 5/10/11	(e)1,910	1,995
American General Finance Corp.
4.63%, 9/1/10	(c)915	894
AXA Financial, Inc.
6.50%, 4/1/08	760	773
Bank of New York Co., Inc. (The)
3.80%, 2/1/08	250	246
5.20%, 7/1/07	285	285
Bank One Corp.
6.00%, 2/17/09	1,350	1,374
CIT Group, Inc.
4.75%, 8/15/08	490	486
7.38%, 4/2/07	(c)195	197
Citicorp
6.38%, 11/15/08	705	722
Countrywide Home Loans, Inc.
3.25%, 5/21/08	1,150	1,115
Farmers Exchange Capital
7.05%, 7/15/28	(c)(e)675	694
Farmers Insurance Exchange
8.63%, 5/1/24	(e)725	861
General Electric Capital Corp.
4.25%, 12/1/10	(c)445	431
HSBC Finance Corp.
4.13%, 12/15/08	450	440
5.88%, 2/1/09	345	351
6.38%, 10/15/11	688	720
6.40%, 6/17/08	465	474
6.75%, 5/15/11	$365	$387
Huntington National Bank
4.38%, 1/15/10	520	506
International Lease Finance Corp.
3.75%, 8/1/07	500	493
JPMorgan Chase & Co.
6.00%, 2/15/09	640	650
M&I Marshall & Ilsley Bank
3.80%, 2/8/08	1,365	1,339
Mantis Reef Ltd.
4.69%, 11/14/08	(e)1,100	1,081
MBNA Corp.
5.91%, 5/5/08	(h)995	1,002
Nationwide Building Society
4.25%, 2/1/10	(e)1,065	1,034
Platinum Underwriters Finance, Inc.
7.50%, 6/1/17	550	571
Platinum Underwriters Holdings Ltd.
6.37%, 11/16/07	585	582
Popular North America, Inc.
5.65%, 4/15/09	455	457
Residential Capital Corp.
6.38%, 6/30/10	1,460	1,478
SLM Corp.
4.00%, 1/15/10	705	680
Sovereign Bank
4.00%, 2/1/08	105	103
St. Paul Travelers Cos., Inc. (The)
5.01%, 8/16/07	855	850
Two-Rock Pass Through Trust
6.34%, 12/31/49	(e)(h)645	635
USB Capital IX
6.19%, 12/29/49	(c)(h)1,255	1,270
Wachovia Capital Trust III
5.80%, 12/31/49	(h)3,980	3,995
Washington Mutual Bank FA
5.50%, 1/15/13	170	170
Washington Mutual, Inc.
8.25%, 4/1/10	920	1,000
World Financial Properties
6.91%, 9/1/13	(e)1,935	2,033
Xlliac Global Funding
4.80%, 8/10/10	(e)1,110	1,089
		33,463
Industrials (5.6%)
America West Airlines, Inc.
7.10%, 4/2/21	1,107	1,143
Brookfield Asset Management, Inc.
7.13%, 6/15/12	715	767
Burlington Northern Santa Fe Corp.
6.13%, 3/15/09	540	551
Caterpillar Financial Services Corp.
3.63%, 11/15/07	190	186
5.46%, 8/20/07	(h)895	896

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount (000)	Value (000)
Industrials (cont’d)
Clorox Co.
5.52%, 12/14/07	$ (h)920	$922
Comcast Cable Communications, Inc.
6.75%, 1/30/11	440	463
ConAgra Foods, Inc.
7.00%, 10/1/28	280	303
8.25%, 9/15/30	365	450
Consumers Energy Co.
4.80%, 2/17/09	500	494
Cooper Industries, Inc.
5.25%, 7/1/07 - 11/15/12	1,430	1,424
CVS Corp.
5.75%, 8/15/11	235	238
DaimlerChrysler N.A. Holding Corp.
8.50%, 1/18/31	(c)430	512
FBG Finance Ltd.
5.13%, 6/15/15	(c)(e)795	755
Federated Department Stores, Inc.
6.30%, 4/1/09	370	376
FedEx Corp.
2.65%, 4/1/07	550	543
France Telecom S.A.
8.50%, 3/1/31	790	1,034
Fred Meyer, Inc.
7.45%, 3/1/08	765	786
Harrahs Operating Co., Inc.
5.63%, 6/1/15	1,305	1,215
6.50%, 6/1/16	340	334
Hewlett Packard Co.
5.52%, 5/22/09	(h)785	786
Hyatt Equities LLC
6.88%, 6/15/07	(e)680	685
ICI Wilmington, Inc.
4.38%, 12/1/08	400	391
LG Electronics, Inc.
5.00%, 6/17/10	(c)(e)520	506
May Department Stores Co.
6.70%, 7/15/34	(i)210	210
Miller Brewing Co.
4.25%, 8/15/08	(e)800	785
Mohawk Industries, Inc.
7.20%, 4/15/12	450	471
News America Holdings, Inc.
7.75%, 2/1/24	565	627
Norfolk Southern Corp.
7.35%, 5/15/07	505	511
Northrop Grumman Corp.
4.08%, 11/16/06	580	579
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	170	168
Sappi Papier Holding AG
6.75%, 6/15/12	(e)465	447
SBC Communications Inc.
6.15%, 9/15/34	$ (c)545	$529
Sealed Air Corp.
5.63%, 7/15/13	(e)415	409
Southwest Airlines Co.
5.50%, 11/1/06	520	521
Sprint Capital Corp.
8.75%, 3/15/32	220	269
Systems 2001 Asset Trust LLC
6.66%, 9/15/13	(e)1,231	1,296
TCI Communications, Inc.
7.88%, 2/15/26	520	587
Telecom Italia Capital S.A.
4.00%, 1/15/10	1,100	1,043
Telefonica Europe BV
8.25%, 9/15/30	885	1,057
Textron Financial Corp.
4.13%, 3/3/08	510	501
5.13%, 2/3/11	750	747
Union Pacific Corp.
6.66%, 2/1/08	370	376
6.79%, 11/9/07	225	228
Verizon New England, Inc.
6.50%, 9/15/11	(c)610	626
Viacom, Inc.
6.88%, 4/30/36	(e)755	749
Vodafone Group plc
5.46%, 12/28/07	(h)745	745
Yum! Brands, Inc.
8.88%, 4/15/11	450	509
		29,750
Mortgages — Other (21.1%)
American Home Mortgage Assets
5.52%, 10/25/46	(h)4,433	4,433
5.56%, 9/25/46	(h)3,560	3,571
Banc of America Funding Corp.
5.68%, 9/20/35	(h)1,609	1,619
Bear Stearns Mortgage Securities, Inc.
5.52%, 9/25/36	(h)2,600	2,600
5.58%, 7/25/36	(h)2,734	2,734
California Federal Savings & Loan Association
8.80%, 1/25/14	(k)2	2
Countrywide Alternative Loan Trust
5.52%, 10/25/46	(h)3,643	3,643
5.59%, 11/20/35	(h)2,084	2,092
5.60%, 7/25/46	(h)2,065	2,073
5.64%, 3/20/46	(h)2,181	2,185
5.71%, 11/20/35	(h)2,288	2,296
5.72%, 12/20/35	(h)2,929	2,942
6.26%, 2/25/36	(h)3,446	3,482
Downey Savings & Loan Association Mortgage Loan Trust
5.50%, 4/19/46	(h)3,434	3,436
5.52%, 10/19/36	(h)3,629	3,628

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount (000)	Value (000)
Mortgages — Other (cont’d)
Greenpoint Mortgage Funding Trust
5.65%, 8/25/35	$ (h)3,008	$3,012
GSR Mortgage Loan Trust
5.52%, 8/25/46	(h)3,440	3,440
Harborview Mortgage Loan Trust
5.56%, 7/20/46	(h)2,515	2,516
5.58%, 9/19/36	(h)2,925	2,925
5.62%, 7/19/45	(h)1,079	1,083
5.65%, 8/25/46	(h)3,605	3,605
5.67%, 10/25/36	3,725	3,725
5.71%, 11/19/35	(h)1,870	1,884
Indymac Index Mortgage Loan Trust
5.45%, 7/25/46	(h)3,450	3,470
5.54%, 11/25/36	(h)2,100	2,100
5.70%, 10/25/36	(h)2,124	2,140
Luminent Mortgage Capital, Inc.
5.57%, 4/25/36	(h)2,327	2,333
Mastr Adjustable Rate Mortgages Trust
5.58%, 4/25/46	(h)2,517	2,526
Merrill Lynch Mortgage Investors, Inc.
5.45%, 8/25/35	(h)1,468	1,469
Residential Accredit Loans, Inc.
5.56%, 5/25/46	(h)1,799	1,801
5.59%, 2/25/46	(h)1,142	1,143
5.60%, 2/25/46	(h)1,232	1,232
Ryland Acceptance Corp. IV
6.65%, 7/1/11	58	58
Structured Asset Mortgage Investments, Inc.
5.50%, 11/25/36	(i)2,600	2,600
5.52%, 2/25/36	(h)1,135	1,136
5.56%, 8/25/36	(h)2,946	2,951
5.60%, 4/25/36	(h)3,874	3,877
Wamu Alternative Mortgage Pass-Through Certificates
4.56%, 8/25/46	(h)2,506	2,507
5.50%, 4/25/46	(h)2,650	2,652
Washington Mutual, Inc.
5.41%, 6/25/46	(h)2,102	2,103
5.43%, 5/25/46	(h)1,754	1,754
5.58%, 11/25/45 - 12/25/45	(h)4,835	4,852
5.59%, 7/25/44 - 10/25/45	(h)2,067	2,073
5.62%, 8/25/45	(h)1,090	1,093
Zuni Mortgage Loan Trust
5.46%, 7/25/36	(h)2,568	2,566
		111,362
U.S. Treasury Securities (19.9%)
U.S. Treasury Strips
IO
4.54%, 2/15/17	(c)5,000	3,076
4.65%, 5/15/16	(c)8,000	5,107
4.72%, 2/15/20	(c)37,425	19,683
4.79%, 2/15/19	(c)18,000	9,951
4.86%, 8/15/19 - 8/15/20	(c)35,900	18,962
4.90%, 5/15/19	$6,100	$3,328
4.92%, 8/15/18	(c)3,950	2,254
4.94%, 11/15/19	(c)5,950	3,173
4.99%, 5/15/20 - 5/15/21	(c)79,015	39,300
		104,834
Utilities (1.9%)
Ameren Corp.
4.26%, 5/15/07	685	680
Arizona Public Service Co.
6.75%, 11/15/06	265	265
5.80%, 6/30/14	745	742
Carolina Power & Light Co.
5.13%, 9/15/13	760	749
CC Funding Trust I
6.90%, 2/16/07	740	744
Cincinnati Gas & Electric Co.
5.70%, 9/15/12	320	323
Consolidated Natural Gas Co.
5.00%, 12/1/14	365	347
6.25%, 11/1/11	720	743
Detroit Edison Co.
6.13%, 10/1/10	380	391
Entergy Gulf States, Inc.
3.60%, 6/1/08	345	335
5.80%, 12/1/09	(h)455	454
Kinder Morgan, Inc.
5.13%, 11/15/14	270	257
NiSource Finance Corp.
5.97%, 11/23/09	(h)535	535
Ohio Power Corp.
6.00%, 6/1/16	(c)740	761
Plains All American Pipeline LP
6.70%, 5/15/36	(c)(e)750	785
Public Service Electric & Gas Co.
5.00%, 1/1/13	580	570
Sempra Energy
4.62%, 5/17/07	530	528
Texas Eastern Transmission LP
7.00%, 7/15/32	(c)425	478
Wisconsin Electric Power Co.
3.50%, 12/1/07	540	530
		10,217
Total Fixed Income Securities (Cost $544,143)		539,167

Shares
Preferred Stock (0.3%)
Mortgages — Other (0.3%)
Home Ownership Funding Corp.
13.33% (Cost $1,327)	(e)7,150	1,306

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	No. of Contracts	Value (000)
Put Options Purchased (0.0%)
90 Day EuroDollar
6/07 @ $94.25	1,287	$97
6/07 @ $94.50	176	29
Total Put Options Purchased (Cost $452)		126

	Face
	Amount (000)
Short-Term Investments (21.3%)
Short-Term Debt Securities held as Collateral on Loaned Securities (17.4%)
Alliance & Leicester plc, 5.32%, 10/10/06	$ (h)2,280	2,280
AmSouth Bank, 5.30%, 10/2/06	(h)4,561	4,561
Bancaja, 5.37%, 1/19/07	(h)1,140	1,140
Bank of America Corp.,
5.31%, 10/2/06	(h)502	502
5.32%, 10/2/06	(h)3,648	3,648
Bank of New York Co., Inc. 5.32%, 10/10/06	(h)1,140	1,140
Bear Stearns & Co., Inc.,
5.37%, 10/16/06	(h)2,280	2,280
5.44%, 10/2/06	(h)2,281	2,281
BNP Paribas plc, 5.36%, 11/20/06	(h)2,280	2,280
CIC, New York, 5.31%, 10/5/06	(h)1,596	1,596
Ciesco LLC, 5.30%, 10/10/06	(h)1,064	1,064
Dekabank Deutsche Girozentrale, 5.51%, 10/19/06	(h)2,326	2,326
Deutsche Bank Securities, Inc., 5.40%, 10/2/06	14,162	14,162
Dexia Bank, New York, 5.33%, 10/2/06	(h)2,280	2,280
Five Finance, Inc., 5.33%, 10/2/06	(h)2,280	2,280
Goldman Sachs Group, Inc.,
5.38%, 10/16/06	(h)1,140	1,140
5.49%, 10/2/06	(h)2,144	2,144
HSBC Finance Corp., 5.32%, 10/6/06	(h)1,140	1,140
Liberty Lighthouse US Capital, 5.33%, 10/2/06	(h)1,140	1,140
Manufacturers & Traders,
5.31%, 10/30/06	(h)684	684
5.32%, 10/19/06	(h)4,560	4,560
Merrill Lynch & Co., 5.46%, 10/26/06	(h)1,199	1,199
Natexis Banques Populaires, New York, 5.35%, 10/2/06	(h)1,140	1,140
National City Bank Cleveland, 5.32%, 10/2/06	(h)3,306	3,306
National Rural Utilities Cooperative Finance Corp., 5.32%, 10/2/06	(h)4,561	4,561
Nationwide Building Society, 5.42%, 12/28/06	(h)2,645	2,645
Newport Funding Corp., 5.33%, 10/2/06	2,264	2,264
Nordea Bank, New York, 5.31%, 10/2/06	(h)3,420	3,420
Norinchukin Bank, New York,
5.31%, 10/10/06	1,141	1,141
5.33%, 11/1/06	2,280	2,280
Rhein-Man Securitisation Ltd.,
5.30%, 10/5/06	1,630	1,630
5.30%, 10/20/06	454	454
Scaldis Capital LLC, 5.29%, 10/20/06	2,270	2,270
Skandi New York, 5.32%, 10/10/06	(h)2,280	2,280
SLM Corp., 5.33%, 10/20/06	(h)2,280	2,280
Ticonderoga Funding LLC, 5.29%, 10/25/06	454	454
Unicredito Italiano Bank (Ireland) plc,
5.34%, 10/10/06	$ (h)1,596	$1,596
Wells Fargo Bank N.A.,
5.30%, 10/2/06	(h)456	456
5.31%, 10/2/06	(h)3,420	3,420
		91,424
Repurchase Agreement (3.7%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $19,294	(f)19,286	19,286
U.S. Treasury Securities (0.2%)
U.S. Treasury Bills
5.16%, 1/11/07	(j)1,365	1,347
Total Short-term Investments (Cost $112,057)		112,057
Total Investments (124.0%) (Cost $657,979)
— Including $90,047 of Securities Loaned		652,656
Liabilities in Excess of Other Assets (24.0%)		(126,198)
Net Assets (100%)		$526,458

(c)	All or a portion of security on loan at September 30, 2006.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(k)	Security has been deemed illiquid — At September 30, 2006.
@	Value/Face Amount is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2006.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
TBA	To Be Announced

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of Contracts	Value (000)	Expiration Date	(Depreciation) (000)
Long:
U.S. Treasury
5 yr. Note	913	$96,336	Dec - 06	$689
U.S. Treasury
10 yr. Note	239	25,827	Dec - 06	278
U.S. Treasury
Long Bond	860	96,669	Dec - 06	1,845

Short:
U.S. Treasury
2 yr. Note	202	41,309	Dec - 06	(106)
				$2,706

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Limited Duration Portfolio

The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in U.S. government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Citigroup 1-3 Year Treasury/Government Sponsored Index, which generally ranges between zero and three years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives to manage the Portfolio. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2006, the Portfolio returned 3.88%, compared to 3.80% for the Citigroup 1-3 Year Treasury/Government Sponsored Index (the “Index”).

Factors Affecting Performance

•      Strong economic data and inflationary pressures stemming from rising oil prices led the Federal Open Market Committee (the “Fed”) to continue raising the target federal funds rate over the course of the period to 5.25% as of the end of June. As economic growth moderated, consumer spending and housing weakened, and inflation concerns eased, the Fed finally paused in its tightening campaign in August, ending a record two-year run of 17 consecutive rate increases. As a result, short-term interest rates began to decline and the yield curve flattened.

•      In response to the improved outlook for the fixed-income market, the U.S. bond market rallied in the latter months of the period, posting the best run of positive returns since the Fed began its tightening cycle. As of the end of the period, all fixed-income asset classes posted positive returns.

•      The credit sector had trouble keeping pace with other fixed-income sectors, due to inflation concerns and increased risk in the corporate market. Agency and mortgage issues had the highest returns of the government sectors while Treasuries underperformed due to their high sensitivity to fluctuating interest rates. Overall, across the government asset class, shorter-dated issues outperformed longer-dated issues.

•      The Portfolio’s below-Index interest-rate sensitivity was the key driver of performance as interest rates rose throughout most of the period.

•      Strong security selection within the corporate credit area added value, more than offsetting the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads. The Portfolio’s focus on higher-quality corporate securities detracted as the below-investment grade and non-rated sectors of the market outperformed high-rated bonds.

•      The Portfolio’s overweight to credit, including a large exposure to asset-backed securities, benefited performance, as did strong security selection within the asset class.

•      An emphasis on higher-coupon mortgage backed securities, and lower exposure to other mortgage securities, was additive to performance as high-coupon mortgages outperformed equal duration Treasuries for much of the period. When rates declined in the latter months, however, high-coupon, slow-prepaying mortgages underperformed and the Portfolio’s positioning dampened overall performance.

Management Strategies

•      With regard to the Portfolio’s interest rate sensitivity, we continue to maintain a defensive interest rate position in the belief that monetary conditions remain stimulative.

•      Within the corporate credit market, we have kept the Portfolio’s above-benchmark weighting in high quality bonds, which we believe offer fair value. We also continue to overweight asset-backed securities.

•      We continue to find value in adjustable-rate mortgage securities.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Limited Duration Portfolio

*      Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Citigroup 1-3 Year Treasury/Government Sponsored Index(1) and the Lipper Short Investment Grade Debt Funds Index(2)

	Total Returns (3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)

Portfolio(4)	3.88%	2.90%	4.76%	5.07%
Citigroup 1-3 Year Treasury/Government Sponsored Index	3.80	2.95	4.91	5.16
Lipper Short Investment Grade Debt Funds Index	3.85	2.75	4.56	4.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Citigroup 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index is adjusted for capital gains distributions and income dividend. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Short Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 31, 1992.
(5)

For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Index.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Limited Duration Portfolio

owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Actual	$1,000.00	$1,023.60	$2.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.96	2.13

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*      Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

2006 Annual Report

September 30, 2006

Portfolio of Investments

Limited Duration Portfolio

	Face
	Amount (000)	Value (000)
Fixed Income Securities (98.0%)
Agency Adjustable Rate Mortgages (5.5%)
Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages:
3.52%, 7/1/34	$1,547	$1,520
4.35%, 10/1/33	6,707	6,608
4.37%, 7/1/35	8,765	8,665
Federal National Mortgage Association, Adjustable Rate Mortgages:
3.61%, 7/1/34	1,712	1,711
3.76%, 6/1/34	1,037	1,041
4.18%, 2/1/35	1,330	1,315
4.19%, 5/1/35	4,818	4,824
4.49%, 4/1/35	2,505	2,487
4.50%, 5/1/35	8,764	8,634
4.78%, 9/1/35	5,556	5,501
6.59%, 3/1/36	9,046	9,356
7.01%, 8/1/36	6,855	7,052
Government National Mortgage Association, Adjustable Rate Mortgages:
4.75%, 7/20/27 - 9/20/27	159	160
5.125%, 12/20/25 - 12/20/27	156	157
5.375%, 1/20/25 - 1/20/28	646	651
		59,682
Agency Fixed Rate Mortgages (3.7%)
Federal Home Loan Mortgage Corp., Conventional Pools:
10.00%, 4/1/10 - 10/1/20	126	137
11.00%, 5/1/20	8	8
11.50%, 1/1/18	23	24
Gold Pools:
6.50%, 4/1/24 - 11/1/29	318	327
7.00%, 3/1/32	5	5
7.50%, 11/1/19 - 11/1/32	3,121	3,238
8.50%, 8/1/28	77	83
10.00%, 10/1/21	11	13
10.50%, 1/1/19 - 10/1/20	51	54
11.50%, 8/1/10	11	12
12.00%, 6/1/15 - 9/1/15	37	42
Federal National Mortgage Association, Conventional Pools:
6.50%, 7/1/27 - 10/1/32	3,712	3,805
7.00%, 5/1/26 - 6/1/36	20,997	21,607
7.50%, 12/1/29 - 7/1/32	4,735	4,898
8.00%, 12/1/29 - 8/1/31	300	316
9.50%, 11/1/20	32	35
10.00%, 12/1/15 - 9/1/16	115	123
10.50%, 12/1/16	18	20
11.00%, 7/1/20	14	15
11.50%, 11/1/19	35	38
12.50%, 2/1/15	23	25
November TBA
7.00%, 11/1/36	(i)3,850	3,952
Government National Mortgage Association, Various Pools:
9.00%, 11/15/16 - 1/15/17	$139	$149
9.50%, 12/15/17 - 12/15/21	249	269
10.00%, 11/15/09 - 7/15/22	558	619
10.50%, 8/15/21	31	35
11.00%, 1/15/10 - 1/15/21	281	310
11.50%, 3/15/13 - 11/15/19	181	199
		40,358
Asset Backed Corporates (24.3%)
ACE Securities Corp.
7.13%, 9/25/33	(h)719	724
Aegis Asset Backed Securities Trust
7.33%, 6/25/34	(h)2,325	2,353
AmeriCredit Automobile Receivables Trust
2.07%, 8/6/08	276	276
Amortizing Residential Collateral Trust
7.32%, 1/25/33	(h)345	346
Asset Backed Funding Certificates
4.25%, 6/25/35	(g)415	414
Bank One Issuance Trust
3.86%, 6/15/11	5,200	5,086
Bear Stearns Asset Backed Securities, Inc.
5.63%, 4/25/33	(h)3,018	3,023
Capital Auto Receivables Asset Trust
4.05%, 7/15/09	6,275	6,220
Capital One Multi-Asset Execution Trust
4.05%, 2/15/11	4,750	4,681
Capital One Prime Auto Receivables Trust
4.99%, 9/15/10	11,400	11,392
Caterpillar Financial Asset Trust
3.90%, 2/25/09	5,375	5,330
5.57%, 5/25/10	7,800	7,869
Chase Manhattan Auto Owner Trust
2.83%, 9/15/10	8,500	8,324
2.94%, 6/15/10	1,614	1,591
CIT Equipment Collateral
3.50%, 9/20/08	2,437	2,406
CNH Equipment Trust
4.02%, 4/15/09	4,875	4,835
4.27%, 1/15/10	7,750	7,655
Countrywide Asset-Backed Certificates
4.37%, 11/25/35	(h)8,000	7,917
Daimler Chrysler Auto Trust
2.58%, 4/8/09	6,000	5,907
Fifth Third Auto Trust
3.19%, 2/20/08	557	555
First Franklin Mortgage Loan Asset Backed Certificates
5.40%, 2/25/36	(h)6,246	6,252
Ford Credit Auto Owner Trust
5.05%, 3/15/10	4,700	4,694
5.26%, 10/15/10	8,500	8,524
GE Equipment Small Ticket LLC
4.38%, 7/22/09	(e)6,000	5,952

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount (000)	Value (000)
Asset Backed Corporates (cont’d)
4.88%, 10/22/09	$ (e)7,975	$7,948
Harley-Davidson Motorcycle Trust
2.63%, 11/15/10	1,489	1,464
2.76%, 5/15/11	2,784	2,742
3.09%, 6/15/10	1,110	1,101
3.56%, 2/15/12	4,800	4,664
3.76%, 12/17/12	9,475	9,280
4.07%, 2/15/12	5,600	5,503
4.41%, 6/15/12	5,420	5,365
4.50%, 1/15/10	1,192	1,192
Hertz Vehicle Financing LLC
4.93%, 2/25/10	(e)4,550	4,529
Honda Auto Receivables Owner Trust
2.77%, 11/21/08	3,400	3,350
3.93%, 1/15/09	3,500	3,474
4.61%, 8/17/09	9,775	9,721
4.85%, 10/19/09	6,950	6,928
Hyundai Auto Receivables Trust
2.97%, 5/15/09	3,130	3,092
3.98%, 11/16/09	4,000	3,950
John Deere Owner Trust
2.32%, 12/17/07	481	479
Long Beach Mortgage Loan Trust
5.42%, 1/25/36	(h)4,369	4,372
National City Auto Receivables Trust
2.88%, 5/15/11	6,770	6,616
New Century Home Equity Loan Trust
4.461%, 8/25/35	(g)4,654	4,612
5.86%, 11/25/34	(h)4,431	4,438
Onyx Acceptance Grantor Trust
3.69%, 5/15/09	2,604	2,586
Park Place Securities, Inc.
7.18%, 10/25/34	(h)3,125	3,196
Securitized Asset Backed Receivables LLC Trust
5.40%, 11/25/35	(h)4,362	4,366
5.40%, 12/25/35	(h)3,756	3,759
Structured Asset Investment Loan Trust
7.33%, 6/25/33	(h)1,775	1,780
TERRA
5.46%, 6/15/17	(e)(h)3,724	3,724
USAA Auto Owner Trust
2.67%, 10/15/10	9,700	9,538
3.58%, 2/15/11	3,000	2,956
Volkswagen Auto Lease Trust
3.82%, 5/20/08	3,377	3,360
Volkswagen Auto Loan Enhanced Trust
4.80%, 7/20/09	7,825	7,796
Wachovia Auto Owner Trust
4.79%, 4/20/10	5,875	5,852
Whole Auto Loan Trust
2.58%, 3/15/10	5,443	5,409
		261,468
Collateralized Mortgage Obligations — Agency Collateral Series (2.1%)
Banc of America Mortgage Securities
PAC
4.975%, 6/25/35	$ (h)3,347	$3,343
Federal Home Loan Mortgage Corp.
7.50%, 9/15/29	4,601	4,832
Federal Home Loan Mortgage Corp.
PAC
3.50%, 5/15/22	2,840	2,793
Federal National Mortgage Association
PAC
5.50%, 1/25/24	4,402	4,397
6.50%, 6/25/35	2,998	3,104
GS Mortgage Securities Corp.
IO
2.33%, 8/25/36	(e)(h)22,731	920
Home Equity Asset Trust
7.43%, 8/25/34	(h)1,100	1,119
Washington Mutual, Inc.
IO
0.69%, 6/25/44	17,778	289
0.69%, 7/25/44	30,677	537
1.01%, 10/25/44	46,905	821
		22,155
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.0%)
Countrywide Alternative Loan Trust
IO
0.48%, 2/25/37	23,904	1,281
Greenpoint Mortgage Funding Trust
IO
Zero Coupon, 8/25/45 -10/25/45	52,832	1,674
Harborview Mortgage Loan Trust
IO
1.11%, 6/19/35	(h)30,195	670
1.41%, 5/19/35	(h)37,974	925
1.629%, 7/19/46	(h)54,297	2,265
1.76%, 3/19/37	(h)33,116	1,573
1.77%, 1/19/36	(h)58,724	1,624
2.08%, 1/19/36	(h)20,579	617
Harborview Mortgage Loan Trust
PO
3/19/37	@—	@—
7/19/47	@—	@—
Indymac Index Mortgage Loan Trust
IO
0.64%, 7/25/35	(h)26,572	872
		11,501
Finance (12.2%)
Allstate Life Global Funding Trusts
4.50%, 5/29/09	690	679
American General Finance Corp.
4.63%, 9/1/10 - 5/15/09	1,485	1,458
AXA Financial, Inc.
6.50%, 4/1/08	870	885

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount (000)	Value (000)
Finance (cont’d)
Bank of America Corp.
3.38%, 2/17/09	$3,095	$2,980
3.88%, 1/15/08	1,100	1,082
Bank of New York Co., Inc. (The)
5.20%, 7/1/07	720	720
Bank One Corp.
6.00%, 2/17/09	664	676
Capital One Financial Corp.
5.67%, 9/10/09	(h)3,240	3,245
CIT Group, Inc.
3.65%, 11/23/07	870	855
4.75%, 8/15/08	2,270	2,252
Citicorp
6.38%, 11/15/08	1,055	1,081
Citigroup, Inc.
3.63%, 2/9/09	2,655	2,571
Countrywide Home Loans, Inc.
3.25%, 5/21/08	2,760	2,675
EOP Operating LP
6.76%, 6/15/07	2,465	2,486
General Electric Capital Corp.
4.25%, 12/1/10	1,195	1,159
5.00%, 6/15/07	800	799
Goldman Sachs Group, Inc.
4.13%, 1/15/08	3,435	3,392
Hartford Financial Services Group, Inc. (The)
5.55%, 8/16/08	3,700	3,720
HBOS Treasury Services
5.63%, 7/20/09	(e)5,400	5,463
HSBC Finance Corp.
4.13%, 12/15/08	760	744
5.88%, 2/1/09	1,580	1,607
6.38%, 10/15/11	285	298
6.40%, 6/17/08	2,210	2,253
6.75%, 5/15/11	630	668
Huntington National Bank
2.75%, 10/16/06	2,430	2,427
ING Security Life Institutional Funding Corp.
2.70%, 2/15/07	(e)1,925	1,903
International Lease Finance Corp.
3.75%, 8/1/07	700	690
4.63%, 6/2/08	4,015	3,974
John Deere Capital Corp.
4.50%, 8/22/07	2,445	2,428
John Hancock Financial Services, Inc.
5.63%, 12/1/08	3,365	3,398
John Hancock Global Funding II
7.90%, 7/2/10	(e)625	686
JPMorgan Chase & Co.
6.00%, 2/15/09	465	473
7.00%, 11/15/09	315	331
Mantis Reef Ltd.
4.69%, 11/14/08	(e)2,350	2,309
Marsh & McLennan Cos., Inc.
5.38%, 3/15/07	$3,545	$3,543
MBNA Corp.
5.63%, 11/30/07	1,250	1,254
5.91%, 5/5/08	(h)1,605	1,617
McDonnell Douglas Corp.
6.88%, 11/1/06	855	856
Metropolitan Life Global Funding I
3.38%, 10/5/07	(e)5,995	5,832
Monumental Global Funding II
3.85%, 3/3/08	(e)2,596	2,543
4.38%, 7/30/09	(e)2,335	2,287
Nationwide Building Society
2.63%, 1/30/07	(e)3,755	3,722
Platinum Underwriters Holdings Ltd.
6.371%, 11/16/07	1,650	1,640
Popular North America, Inc.
5.65%, 4/15/09	2,245	2,254
Pricoa Global Funding I
3.90%, 12/15/08	(e)2,930	2,847
Prudential Funding LLC
6.60%, 5/15/08	(e)1,970	2,012
Residential Capital Corp.
6.13%, 11/21/08	3,615	3,631
Santander Central Hispano Issuance Ltd.
7.63%, 11/3/09	3,900	4,165
Simon Property Group LP
6.375%, 11/15/07	2,115	2,134
SLM Corp.
4.00%, 1/15/10	3,825	3,688
Sovereign Bank
4.00%, 2/1/08	635	624
St. Paul Travelers Cos., Inc. (The)
5.01%, 8/16/07	1,930	1,919
Suntrust Bank
4.55%, 5/25/09	4,238	4,175
U.S. Bank N.A.
3.70%, 8/1/07	350	345
Wachovia Capital Trust III
5.80%, 12/31/49	(h)4,900	4,918
Wachovia Corp.
3.63%, 2/17/09	1,030	995
Washington Mutual, Inc.
4.00%, 1/15/09	1,130	1,100
8.25%, 4/1/10	2,233	2,426
Wells Fargo & Co.
3.12%, 8/15/08	2,638	2,542
World Financial Properties
6.91%, 9/1/13	(e)2,708	2,845
6.95%, 9/1/13	(e)826	869
Xlliac Global Funding
4.80%, 8/10/10	(e)2,485	2,438
		131,588

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount (000)	Value (000)
Industrials (10.0%)
American Honda Finance Corp.
3.85%, 11/6/08	$ (e)2,650	$2,578
Baxter International, Inc.
5.20%, 2/16/08	3,405	3,394
Brookfield Asset Management, Inc.
8.13%, 12/15/08	2,555	2,691
Burlington Northern Santa Fe Corp.
6.13%, 3/15/09	2,160	2,204
Caterpillar Financial Services Corp.
3.63%, 11/15/07	2,510	2,464
Clorox Co.
5.52%, 12/14/07	(h)2,820	2,826
Comcast Cable Communications Holdings, Inc.
6.88%, 6/15/09	1,110	1,155
8.38%, 5/1/07	1,410	1,434
Comcast Corp.
5.85%, 1/15/10	900	913
Consumers Energy Co.
4.80%, 2/17/09	1,120	1,107
Cooper Industries, Inc.
5.25%, 7/1/07	3,000	2,987
COX Communications, Inc.
5.45%, 12/14/07	(h)1,134	1,140
CVS Corp.
3.88%, 11/1/07	50	49
DaimlerChrysler N.A. Holding Corp.
4.05%, 6/4/08	1,140	1,114
5.82%, 3/13/09	(h)2,425	2,428
8.00%, 6/15/10	85	91
Deutsche Telekom International Finance BV
8.00%, 6/15/10	2,245	2,451
Federated Department Stores, Inc.
6.30%, 4/1/09	790	804
6.63%, 9/1/08	1,790	1,826
FedEx Corp.
2.65%, 4/1/07	605	597
5.50%, 8/15/09	2,100	2,115
Fred Meyer, Inc.
7.45%, 3/1/08	2,116	2,173
General Mills, Inc.
3.88%, 11/30/07	3,070	3,020
Harrahs Operating Co., Inc.
7.13%, 6/1/07	2,960	2,982
Hewlett Packard Co.
5.52%, 5/22/09	(h)2,165	2,169
Hyatt Equities LLC
6.88%, 6/15/07	(e)1,745	1,757
ICI Wilmington, Inc.
4.38%, 12/1/08	855	836
International Paper Co.
3.80%, 4/1/08	1,190	1,163
John Deere Capital Corp.
3.38%, 10/1/07	2,125	2,083
Johnson Controls, Inc.
5.00%, 11/15/06	$1,165	$1,164
Kraft Foods, Inc.
4.00%, 10/1/08	910	889
5.25%, 6/1/07	2,885	2,881
Lenfest Communications, Inc.
7.63%, 2/15/08	185	190
Masco Corp.
4.63%, 8/15/07	885	877
May Department Stores Co. (The)
3.95%, 7/15/07	2,335	2,304
Miller Brewing Co.
4.25%, 8/15/08	(e)3,095	3,035
Mohawk Industries, Inc.
6.50%, 4/15/07	2,085	2,095
Norfolk Southern Corp.
7.35%, 5/15/07	1,161	1,174
Northrop Grumman Corp.
4.079%, 11/16/06	1,120	1,118
Oracle Corp. and Ozark Holding, Inc.
5.73%, 1/13/09	(h)4,365	4,373
Panhandle Eastern Pipe Line Co.
2.75%, 3/15/07	1,680	1,660
Raytheon Co.
6.15%, 11/1/08	935	952
6.75%, 8/15/07	403	407
Safeway, Inc.
7.50%, 9/15/09	1,585	1,673
Sappi Papier Holding AG
6.75%, 6/15/12	(e)925	889
Sealed Air Corp.
6.95%, 5/15/09	(e)440	456
Southwest Airlines Co.
5.50%, 11/1/06	1,065	1,066
Starwood Hotels & Resorts Worldwide, Inc.
7.38%, 5/1/07	85	86
Telecom Italia Capital S.A.
4.00%, 11/15/08	2,430	2,358
4.00%, 1/15/10	385	365
Textron Financial Corp.
4.13%, 3/3/08	3,135	3,083
Time Warner, Inc.
6.15%, 5/1/07	3,110	3,123
Union Pacific Corp.
3.63%, 6/1/10	595	564
6.79%, 11/9/07	3,150	3,190
UnitedHealth Group, Inc.
4.13%, 8/15/09	1,065	1,035
5.20%, 1/17/07	115	115
Verizon Global Funding Corp.
6.13%, 6/15/07	4,080	4,100
7.25%, 12/1/10	1,140	1,224

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount (000)	Value (000)
Industrials (cont’d)
Viacom, Inc.
5.74%, 6/16/09	$ (e)(h)1,270	$1,272
5.75%, 4/30/11	(e)2,145	2,143
Vodafone Group plc
5.46%, 12/28/07	(h)3,800	3,802
Waste Management, Inc.
7.00%, 10/15/06	150	150
WellPoint, Inc.
3.75%, 12/14/07	1,130	1,108
Weyerhaeuser Co.
6.13%, 3/15/07	172	172
		107,644
Mortgages — Other (34.3%)
American Home Mortgage Assets
5.56%, 5/25/46	(h)7,589	7,588
5.59%, 10/25/46	(h)8,700	8,700
American Home Mortgage Investment Trust
4.34%, 2/25/44	(h)1,540	1,532
Ameriquest Mortgage Securities, Inc.
6.48%, 8/25/34	(h)2,675	2,699
Banc of America Funding Corp.
6.24%, 9/20/46	(h)7,575	7,634
Banc of America Mortgage Securities
3.68%, 7/25/34	(h)1,068	1,064
4.38%, 1/25/35	(h)5,251	5,149
Capital Auto Receivables Asset Trust
5.31%, 10/20/09	(e)9,525	9,551
Citigroup Mortgage Loan Trust, Inc.
3.92%, 9/25/34	(h)2,064	2,062
4.77%, 8/25/34	(h)2,004	2,012
CNH Equipment Trust
5.20%, 6/15/10	3,650	3,637
Countrywide Alternative Loan Trust
Zero Coupon, 3/20/46	34,340	1,728
5.25%, 7/25/46	(e)1,029	1,021
5.50%, 2/25/35	(h)3,231	3,239
5.50%, 4/25/35	(h)3,960	3,930
5.50%, 5/25/35	(h)7,862	7,847
5.62%, 8/25/35	(h)5,800	5,831
5.62%, 11/20/35	(h)3,936	3,950
5.71%, 11/20/35	(h)10,022	10,058
Countrywide Home Loan Mortgage Pass Through Trust
4.60%, 11/20/34	(h)1,817	1,797
5.60%, 4/25/46	(h)5,898	5,917
Downey Savings & Loan Association Mortgage Loan Trust
5.50%, 4/19/46	(h)8,194	8,199
5.52%, 10/19/36	(h)7,580	7,580
5.58%, 3/19/45	(h)5,910	5,933
5.63%, 8/19/45	(h)8,852	8,894
5.70%, 9/19/45	(h)8,830	8,881
DSLA NIM Corp.
5.93%, 4/20/46	(e)751	750
First Horizon Alternative Mortgage Securities
5.50%, 4/25/35	$ (h)8,217	$8,248
First Horizon Asset Securities, Inc.
3.69%, 6/25/34	(h)631	628
5.14%, 10/25/34	(h)1,170	1,165
Greenpoint Mortgage Funding Trust
6.43%, 3/25/36	(h)4,797	4,917
GS Mortgage Securities Corp.
8.11%, 6/25/46	(e)984	982
GSR Mortgage Loan Trust
5.59%, 8/25/46	(h)7,469	7,469
Harborview Mortgage Loan Trust
5.53%, 9/19/36	(h)5,362	5,362
5.56%, 7/20/46	(h)6,103	6,108
5.69%, 2/19/36	(h)7,373	7,414
5.71%, 11/19/35	(h)3,842	3,870
5.93%, 6/20/35	(h)1,700	1,724
6.56%, 10/19/35 - 1/19/36	(h)18,477	18,952
Harborview NIM Corp.
5.93%, 2/20/46	(e)475	476
Indymac Index Mortgage Loan Trust
5.58%, 6/25/46	(h)8,612	8,644
5.83%, 5/25/34	(h)2,689	2,697
6.65%, 6/25/46	(e)1,078	1,078
Lehman XS Net Interest Margin Notes
6.25%, 5/28/46	(e)1,080	1,081
6.50%, 4/28/46	(e)1,045	1,042
Luminent Mortgage Trust
5.53%, 10/25/46	(h)7,575	7,575
5.56%, 5/25/46	(h)7,824	7,848
5.58%, 5/25/36	(h)5,994	6,016
Merrill Lynch Mortgage Investors, Inc.
3.79%, 7/25/34	(h)1,278	1,290
Novastar Mortgage-Backed Notes
5.57%, 9/25/46	(h)6,957	6,983
Rali NIM Corp.
6.05%, 4/25/46	(e)1,063	1,062
Residential Accredit Loans, Inc.
5.56%, 5/25/46 - 6/25/46	(h)14,890	14,900
5.59%, 2/25/46	(h)2,711	2,715
5.60%, 2/25/46	(h)11,357	11,376
5.73%, 10/25/45	(h)6,775	6,807
Structured Asset Mortgage Investments, Inc.
5.50%, 11/25/36	7,550	7,550
5.52%, 2/25/36	(h)4,104	4,107
5.60%, 4/25/36	(h)9,184	9,190
5.64%, 2/25/36	(h)4,851	4,869
Wamu Alternative Mortgage Pass-Through Certificates
4.56%, 8/25/46	(h)6,014	6,016
5.50%, 4/25/46	(h)6,365	6,369
5.50%, 5/25/46	(h)6,586	6,572
Washington Mutual, Inc.
5.54%, 7/25/46	(h)8,268	8,272
5.62%, 8/25/45	(h)2,193	2,199
5.69%, 7/25/45 - 10/25/45	(h)11,865	11,929

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount (000)	Value (000)
Mortgages — Other (cont’d)
Wells Fargo Mortgage Backed Securities Trust
3.39%, 7/25/34	$ (h)594	$597
3.45%, 9/25/34	(h)2,668	2,665
4.11%, 6/25/35	(h)7,400	7,224
4.58%, 12/25/34	(h)6,371	6,298
		369,469
Utilities (4.9%)
Ameren Corp.
4.26%, 5/15/07	2,280	2,264
Appalachian Power Co.
3.60%, 5/15/08	1,670	1,625
Baltimore Gas & Electric
6.63%, 3/15/08	3,500	3,561
Carolina Power & Light Co.
6.80%, 8/15/07	3,330	3,369
CC Funding Trust I
6.90%, 2/16/07	2,805	2,819
Columbus Southern Power Co.
4.40%, 12/1/10	1,750	1,689
Commonwealth Edison Co.
3.70%, 2/1/08	2,496	2,440
Consolidated Natural Gas Co.
5.38%, 11/1/06	4,960	4,959
Dominion Resources, Inc.
5.69%, 5/15/08	(g)2,340	2,350
Duke Energy Corp.
3.75%, 3/5/08	1,245	1,220
Enbridge Energy Partners LP
4.00%, 1/15/09	3,520	3,410
Entergy Gulf States, Inc.
3.60%, 6/1/08	585	567
5.80%, 12/1/09	(h)1,225	1,223
6.14%, 12/8/08	(e)(h)1,170	1,173
FPL Group Capital, Inc.
5.55%, 2/16/08	3,400	3,407
Keyspan Corp.
4.90%, 5/16/08	1,300	1,293
NiSource Finance Corp.
5.97%, 11/23/09	(h)1,145	1,146
Pacific Gas & Electric Co.
3.60%, 3/1/09	2,110	2,036
Peco Energy Co.
3.50%, 5/1/08	2,940	2,862
Sempra Energy
4.75%, 5/15/09	3,025	2,987
Southwestern Public Service Co.
6.20%, 3/1/09	2,260	2,303
Texas-New Mexico Power Co.
6.25%, 1/15/09	2,700	2,747
Wisconsin Electric Power Co.
3.50%, 12/1/07	$1,340	$1,314
		52,764
Total Fixed Income Securities (Cost $1,062,698)		1,056,629

Shares
Preferred Stock (0.0%)
Mortgages — Other (0.00%)
Home Ownership Funding Corp.
13.33% (Cost $301)	(e)1,800	329

	Face
	Amount (000)
Short-Term Investments (2.8%)
Repurchase Agreement (2.7%)
J.P. Morgan Securities, Inc. 5.25%, dated 9/29/06, due 10/2/06, repurchase price $29,461	$ (f)29,448	29,448
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills
5.16%, 1/11/07	(j)700	691
Total Short-Term Investments (Cost $30,139)		30,139
Total Investments (100.8%) (Cost $1,093,138)		1,087,097
Liabilities in Excess of Other Assets (-0.8%)		(9,130)
Net Assets (100%)		$1,077,967

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(g)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2006. Maturity date disclosed is the ultimate maturity date.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
@	Value/Face Amount is less than $500.
TBA	To Be Announced
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Limited Duration Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value		(Depreciation)
	Contracts	(000)	Expiration Date	(000)
Long:
U.S. Treasury
2 yr. Note	1,614	$330,063	Dec-06	$602

Short:
U.S. Treasury
5 yr. Note	768	81,036	Dec-06	(492)
EuroDollar
CME	500	118,906	Sep-07	(751)
				$(641)

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Long Duration Fixed Income Portfolio

The Long Duration Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The securities in which the Portfolio invests carry an investment grade rating at the time of purchase and the Portfolio may continue to hold such securities in the event they are downgraded to below investment grade. The Portfolio will ordinarily seek to maintain an average duration of approximately ten or more years. Although there is no minimum or maximum maturity for any individual security, Morgan Stanley Investment Management Inc. actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest over 50% of its assets in mortgage securities. The Portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis. The Portfolio may invest in foreign securities, including emerging markets securities. The Portfolio may invest in asset-backed securities and may use futures, options, collateralized mortgage obligations, swaps and other derivatives.

Performance

For the period from July 21, 2006 to September 30, 2006, the Portfolio’s Institutional Class had a total return of 4.80% compared to 5.44% for the Lehman Brothers U.S. Long Government/Credit Index (the “Index”).

Factors Affecting Performance

•      Strong economic data and inflationary pressures stemming from rising oil prices led the Federal Open Market Committee (the “Fed”) to continue raising the target federal funds rate over the course of the period to 5.25% as of the end of June. As economic growth moderated, consumer spending and housing weakened, and inflation concerns eased, the Fed finally paused in its tightening campaign in August, ending a record two-year run of 17 consecutive rate increases. As a result, short-term interest rates began to decline and the yield curve flattened.

•      In response to the improved outlook for the fixed-income market, the U.S. bond market rallied in the latter months of the period, posting the best run of positive returns since the Fed began its tightening cycle. As of the end of the period, all fixed-income asset classes posted positive returns.

•      The credit sector had trouble keeping pace with other fixed-income sectors, due to inflation concerns and increased risk in the corporate market. Agency and mortgage issues had the highest returns of the government sectors while Treasuries underperformed due to their high sensitivity to fluctuating interest rates. Overall, across the government asset class, shorter-dated issues outperformed longer-dated issues.

•      The Portfolio’s below-Index interest-rate sensitivity was the key detractor of performance as interest rates declined throughout most of the period.

•      Strong security selection within the corporate credit area added value, more than offsetting the unfavorable effects of the Portfolio’s corporate bond underweight during a period of narrowing yield spreads. The Portfolio’s focus on higher-quality corporate securities detracted as the below-investment grade and non-rated sectors of the market outperformed high-rated bonds.

Management Strategies

•      We continue to maintain a defensive interest rate position in the belief that monetary conditions remain stimulative.

•      Credit spreads remain at historically tight levels and, with few exceptions, fail to offer sufficient reward for their associated risks. Therefore, we continue to hold a below-Index sensitivity to the sector, and have reduced the Portfolio’s corporate credit exposure as issues become fully valued. We believe some pockets of value exist within the paper and forest products industry, high quality asset-backed issues, and high quality insurance issues; these areas remain the focus of our credit activities.

•      Agency spreads, where most of the yield spread reflects compensation for liquidity risk, remain unattractive in our view. As a result, we believe that a below-Index exposure to the sector is appropriate at this time.

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Long Duration Fixed Income Portfolio

*      Minimum Investment

**   Commenced offering on July 21, 2006.

In accordance with SEC regulations, Portfolio’s Institutional Class performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Lehman Brothers U.S. Long Government/Credit Index(1)

Total Returns(2)
Cumulative
Since
Inception(4)

Portfolio — Institutional Class(3)	4.80%
Lehman Brothers U.S. Long Government/Credit Index	5.44
Portfolio — Adviser Class(3)	4.80
Lehman Brothers U.S. Long Government/Credit Index	5.44

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)           The Lehman Brothers U.S. Long Government/Credit Index tracks the securities in the long maturity range of the Lehman Brothers U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed-rate U.S. government, U.S. agency and corporate issues. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)           Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)           Commenced operations on July 21, 2006.

(4)           For comparative purposes, since inception returns listed for the indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Adviser Class); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Please note that the Portfolio commenced operations on July 21, 2006, however, expenses did not begin accruing until July 24, 2006; therefore, “Actual Expenses Paid During Period” reflect activity from July 24, 2006 through September 30, 2006.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that while the Portfolio commenced operations on July 21, 2006, the “Hypothetical Expenses Paid During the Period” reflect projected activity for the full six month period for the purposes of comparability. This projection assumes

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Long Duration Fixed Income Portfolio

that the annualized expense ratio for the Portfolio was in effect during the period from April 1, 2006 to September 30, 2006.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
		Value	July 24, 2006 —
	Beginning	September 30,	September 30,
	Account Value	2006	2006
Institutional Class
Actual	$1,000.00	$1,048.00	$0.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.56	2.54

Adviser Class
Actual	1,000.00	1,048.00	1.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.31	3.80

*  Expenses are equal to Institutional Class’ and Adviser Class’ annualized net expense ratios of 0.50% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 69/365 (to reflect the actual days in the period for the actual example) and multiplied by 183/365 (to reflect the one-half year period for the hypothetical example).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type, as a percentage of total investments.

*      Industries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

2006 Annual Report

September 30, 2006

Portfolio of Investments

Long Duration Fixed Income Portfolio

	Face
	Amount (000)	Value (000)
Fixed Income Securities (96.7%)
Agency Fixed Rate Mortgages (6.8%)
Federal Home Loan Mortgage Corp.
6.75%, 3/15/31	$240	$294
Federal National Mortgage Association,
5.38%, 7/15/16	1,150	1,186
Conventional Pools:
7.25%, 5/15/30	230	296
		1,776
Finance (2.6%)
Countrywide Home Equity Loan Trust
4.00%, 3/22/11	100	95
Household Finance Corp.
6.38%, 10/15/11	220	230
Nationwide Building Society
4.25%, 2/1/10	45	44
Residential Capital Corp.
6.38%, 6/30/10	115	116
Wachovia Capital Trust Ill
5.80%, 12/31/49	(h)190	191
		676
Industrials (7.4%)
BellSouth Corp.
6.55%, 6/15/34	80	81
Caterpillar Financial Services Corp.
5.46%, 8/20/07	(h)55	55
Clorox Co.
5.52%, 12/14/07	(h)115	115
Comcast Cable Communications
7.13%, 6/15/13	120	130
ConAgra Foods, Inc.
8.25%, 9/15/30	60	74
CVS Corp.
5.75%, 8/15/11	25	25
DaimlerChrysler N.A. Holding Corp.
8.50%, 1/18/31	85	101
France Telecom SA
8.50%, 3/1/31	80	105
Fred Meyer, Inc.
7.45%, 3/1/08	50	51
General Mills, Inc.
3.88%, 11/30/07	115	113
Harrah’s Operating Co., Inc.
6.50%, 6/1/16	125	123
Hewlett Packard Co.
5.52%, 5/22/09	(h)130	130
John Deere Capital Corp.
5.56%, 4/15/08	(h)130	130
Kraft Foods, Inc.
6.50%, 11/1/31	115	125
May Department Stores Co. (The)
6.70%, 7/15/34	25	25
Mohawk Industries, Inc.
7.20%, 4/15/12	$50	$52
Sprint Capital Corp.
6.13%, 11/15/08	80	81
Telecom Italia Capital SA
7.20%, 7/18/36	75	77
Telefonica Europe BV
8.25%, 9/15/30	85	102
Viacom, Inc.
6.88%, 4/30/36	120	119
Waste Management, Inc.
6.88%, 5/15/09	110	114
		1,928
U.S. Treasury Securities (78.3%)
U.S. Treasury Bonds
6.13%, 11/15/27	2,425	2,837
6.38%, 8/15/27	3,000	3,603
6.50%, 11/15/26	3,600	4,363
6.63%, 2/15/27	3,500	4,305
8.13%, 8/15/19	4,100	5,408
		20,516
Utilities (1.6%)
Ameren Corp.
4.26%, 5/15/07	115	114
Exelon Corp.
6.75%, 5/1/11	50	53
Ohio Power Co.
6.60%, 2/15/33	170	182
Plains All American Pipeline LP
6.70%, 5/15/36	75	79
		428
Total Fixed Income Securities (Cost $24,349)		25,324
Short-Term Investments (2.3%)
Repurchase Agreement (2.1%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $566	(f)566	566
U.S. Treasury Securities (0.2%)
U.S. Treasury Bills
5.16%, 1/11/07	(j)50	49
Total Short-Term Investments (Cost $616)		615
Total Investments (99.0%) (Cost $24,965)		25,939
Liabilities in Excess of Other Assets (1.0%)		262
Net Assets (100%)		$26,201

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)           Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.

(j)            All or a portion of the security was pledged to cover margin requirements for futures contracts.

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
				Appreciation
	Number of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
5 yr. Note	4	$422	Dec-06	$2
U.S. Treasury
Long Bonds	19	2,136	Dec-06	41

Short:
U.S. Treasury
2 yr. Note	35	7,158	Dec-06	(21)
U.S. Treasury
10 yr. Note	18	1,945	Dec-06	(18)
				$4

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Municipal Portfolio

The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax. The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as ‘‘junk bonds’’). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives in managing the Portfolio. Federal Home Loan Mortgage Corp, Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2006, the Portfolio had a total return of 5.53% compared to 3.01% for the Lehman Brothers 5 Year Municipal Index, 4.53% for the Lehman Brothers 10 Year Municipal Index and 3.77% for the Blended Municipal Index (a 50%/50% blend of the Lehman Brothers 5 & 10 Year Municipal Indexes) (the ‘‘Index’’).

Factors Affecting Performance

•      We assumed a defensive stance during the year to help protect principal from an anticipated rise in interest rates. Consequently, the interest rate sensitivity of the Portfolio was less than that of the Index. The Portfolio was also positioned to benefit from a flattening of the yield curve. As the yield curve rose and flattened on the back of successive jumps in the target federal funds rate, the Portfolio benefited handsomely.

•      The Portfolio realized significant outperformance relative to the benchmark due to holdings of zero coupon municipal bonds. Zero coupon municipals, which are generally insured (AAA-rated) and non-callable, have offered unusually wide yield spreads. These spreads are especially generous in the context of today’s flat yield curve. Municipal tobacco settlement bonds have been strong performers in the municipal sector and our modest holdings of them have boosted performance.

•      Even after adjusting for taxes, opportunistic exposure to taxable corporate securities had a positive impact on relative performance, which was only partially negated by underperformance from mortgage backed holdings.

Management Strategies

•      We continued to position the Portfolio defensively because our structural models and fundamental analysis suggested that interest rates were below fair value and were unsustainable at prevailing levels. In our view, rates are still too low for an economy experiencing healthy growth and operating at full potential.

•       Zero coupon municipals have performed extremely well over the past year and we continue to see value in them compared to their coupon bearing counterparts. We focused on capturing relative cheapness in these securities relative to the intermediate coupon-bearing bonds issues that comprise the Index. We implemented the strategy by hedging the relatively high exposure that zero coupon bonds have to changes in Treasury rates.

•       Holdings continued to have higher than average call protection and credit quality.

•       Overall, the compensation now offered by the market to take on risk — whether it be interest rate, credit, volatility, or liquidity risk — remains at unattractive levels. As a result, we have positioned the Portfolio defensively to protect capital as we await better opportunities to add these risks back.

*      Minimum Investment

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Municipal Portfolio

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Lehman Brothers 5 Year Municipal Index(1), Lehman Brothers 10 Year Municipal Index(2), Blended Municipal Index(3) and the Lipper Intermediate Municipal Debt Funds Index(4)

	Total Returns(5)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio(6)	5.53%	4.87%	5.71%	6.31%
Lehman Brothers 5 Year Municipal Index	3.01	3.82	4.83	5.05
Lehman Brothers 10 Year Municipal Index	4.53	5.04	5.90	6.18
Blended Municipal Index	3.77	4.43	5.37	5.84
Lipper Intermediate Municipal Debt Funds Index	3.69	3.94	4.77	5.07

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)           The Lehman Brothers 5 Year Municipal Index is a market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of four to six years. To be included in the Index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)           The Lehman Brothers 10 Year Municipal Index is market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of eight to twelve years. To be included in the Index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)           The Blended Municipal Index is an unmanaged index comprised of the Lehman Brothers Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman Brothers 10 Year Municipal Index and 50% Lehman Brothers 5 Year Municipal Index thereafter.

(4)           The Lipper Intermediate Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Municipal Debt Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Intermediate Municipal Debt Funds classification.

(5)           Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)           Commenced operations on October 1, 1992

(7)           For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Index.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Municipal Portfolio

owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Actual	$1,000.00	$1,032.00	$2.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.61	2.48

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by investment type, as a percentage of total net investments.

*      Investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2006 Annual Report

September 30, 2006

Portfolio of Investments

Municipal Portfolio

	Face
	Amount (000)	Value (000)
Fixed Income Securities (93.8%)
Collateralized Mortgage Obligations — Agency Collateral Series (0.5%)
Federal Home Loan Mortgage Corp.
IO
6.50%, 3/15/33	$645	$140
IO PAC
6.00%, 4/15/32	1,564	200
Federal National Mortgage Association
Inv Fl IO
2.77%, 12/25/29	45	1
3.67%, 3/25/23	674	56
IO
0.90%, 3/25/36	20,770	535
6.00%, 5/25/33 - 8/25/35	5,797	1,544
6.50%, 6/1/31	439	96
6.50%, 5/25/33	1,289	277
7.00%, 4/1/32-4/25/33	769	168
8.00%, 5/1/30-6/1/30	248	55
Government National Mortgage Association
Inv Fl IO
2.62%, 12/16/25	415	27
2.67%, 5/16/32	269	15
3.22%, 4/16/19 - 12/16/29	959	78
		3,192
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.5%)
Countrywide Alternative Loan Trust IO
Zero Coupon, 3/20/46	16,114	811
0.40%, 8/25/46	(h)11,377	576
0.48%, 2/25/37	15,246	817
1.00%, 9/25/46	36,775	1,948
1.59%, 12/20/35	(e)(h)22,880	707
2.41%, 12/20/35	(e)(h)19,821	1,049
Countrywide Home Loan Mortgage Pass Through Trust
Zero Coupon, 10/25/34	(h)15,461	314
Greenpoint Mortgage Funding Trust
Zero Coupon, 8/25/45	15,951	476
1.86%, 6/25/45	12,966	403
Harborview Mortgage Loan Trust
IO
1.11%, 6/19/35	(h)13,725	304
1.41%, 5/19/35	(h)20,151	491
1.63%, 7/19/47	(h)24,560	1,024
1.76%, 3/19/37	(h)14,922	709
PO
7/19/47	@—	@—
Indymac Index Mortgage Loan Trust
IO
0.64%, 7/25/35	(h)17,346	569
		10,198
Industrials (0.7%)
Abitibi-Consolidated, Inc.
8.85%, 8/1/30	560	473
AT&T Corp.
8.00%, 11/15/31	880	1,079
Bowater Canada Finance Corp.
7.95%, 11/15/11	$1,525	$1,464
Echostar DBS Corp.
6.38%, 10/1/11	580	566
6.63%, 10/1/14	45	43
Hyatt Equities LLC
6.88%, 6/15/07	(e)360	363
Pilgrim’s Pride Corp.
9.63%, 9/15/11	335	353
Starwood Hotels & Resorts Worldwide, Inc.
7.38%, 5/1/07	100	101
		4,442
Municipal Bonds (91.1%)
Abilene, TX Health Facilities Development Corp. SAVRS Revenue Bonds (MBIA)
3.40%, 9/19/25	(h)12,050	12,050
Alameda, CA Unified School District General Obligation Bonds (FSA)
Zero Coupon, 8/1/33	9,915	2,925
Allegheny County, PA Industrial Development Authority Revenue Bonds
4.75%, 12/1/32	525	546
Austin, TX Convention Enterprises, Inc., Revenue Bonds
6.70%, 1/1/28	400	426
Austin, TX Water & Wastewater System Revenue Bonds (MBIA)
5.25%, 11/15/13	4,100	4,478
Badger TOB Asset Securitization Corp., WI Revenue Bonds
6.13%, 6/1/27	1,155	1,238
Berks County, PA, General Obligation Bonds (FGIC)
Zero Coupon, 5/15/19 - 11/15/20	2,250	1,284
Brazos River Authority, TX Pollution Collateral Revenue Bonds
5.40%, 10/1/29	325	346
Brunswick County, NC, General Obligation Bonds (FGIC)
5.00%, 5/1/17	1,700	1,814
Bucks County, PA Water & Sewer Authority Special Obligation Bonds
5.50%, 2/1/08	10	10
Butler & Sedgwick Counties, KS Unified School District General Obligation Bonds (FSA)
5.85%, 9/1/17	1,375	1,480
California State Department of Water Reserve Power Supply Revenue Bonds SAVRS (XLCA)
3.25%, 5/1/22	(h)7,475	7,475
California State Department of Water Resources Power Supply Revenue Bonds (MBIA)
5.25%, 5/1/12	2,200	2,386
California State General Obligation Bonds
5.25%, 2/1/14	1,375	1,500
California State Public Works Board Revenue Bonds
5.25%, 6/1/13	1,150	1,252

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount (000)	Value (000)
Municipal Bonds (cont’d)
5.50%, 6/1/15	$1,275	$1,416
Camden, AL Industrial Development Board Revenue Bonds
6.13%, 12/1/24	625	683
Carbon County, PA Industrial Development Authority Revenue Bonds
6.65%, 5/1/10	230	243
Carrollton, TX General Obligation Bonds (FSA)
5.13%, 8/15/16	1,470	1,561
Center Township, PA Sewer Authority Revenue Bonds (MBIA)
Zero Coupon, 4/15/17	615	403
Central Michigan University Revenue Bonds (AMBAC)
3.40%, 10/1/32	(h)1,500	1,500
Central Michigan University Revenue Bonds (FGIC)
3.39%, 10/1/15	(h)10,700	10,700
Chandler, AZ Industrial Development Authority Revenue Bonds
4.38%, 12/1/35	1,400	1,423
Chattanooga-Hamilton County, TN Hospital Authority Revenue Bonds, Erlanger Health Systems SAVRS (FSA)
3.34%, 10/1/25	(h)11,850	11,850
Chelsea, MA Lease Revenue Bonds (FSA)
3.50%, 6/6/23	(h)12,200	12,200
Cherokee County, GA School Systems, General Obligation Bonds (MBIA)
5.00%, 8/1/13	1,000	1,081
Chicago, IL Board of Education General Obligation Bonds (XLCA)
3.39%, 3/1/34	(h)4,600	4,600
3.55%, 3/1/22	(h)7,525	7,525
Chicago, IL General Obligation Bonds (FGIC)
Zero Coupon, 1/1/19	4,000	2,366
Children’s Trust Fund Revenue Bonds
5.38%, 5/15/33	1,890	1,948
5.75%, 7/1/20	735	769
Clark County, WA School District General Obligation Bonds (FSA)
5.00%, 6/1/13	2,500	2,691
Clear Creek, TX Independent School District (PSFG)
5.65%, 2/15/19	1,000	1,066
Coachella Valley Unified School District, CA General Obligation Bonds (FGIC)
Zero Coupon, 8/1/30	1,000	338
Colorado E470 Public Highway Authority Revenue Bonds (MBIA)
Zero Coupon, 9/1/29	(n)18,900	6,709
Colorado Educational & Cultural Facilities Authority Revenue Bonds (MBIA)
4.38%, 3/1/14	1,400	1,454
4.50%, 3/1/15	1,600	1,668
4.60%, 3/1/16	1,000	1,045
Colorado Health Facilities Authority Revenue Bonds
Zero Coupon, 7/15/20	$1,000	$555
Colorado Health Facilities Authority Revenue Bonds SAVRS
3.30%, 10/29/20	(h)3,200	3,200
Commerce, CA Energy Authority Revenue Bonds (MBIA)
5.25%, 7/1/09	1,355	1,417
Cook County, IL School District General Obligation Bonds (MBIA)
Zero Coupon, 12/1/22	4,125	2,028
Council Rock, PA School District General Obligation Bonds (MBIA)
5.00%, 11/15/19	1,285	1,356
Cranberry Township, PA General Obligation Bonds (FGIC)
4.80%, 12/1/18	1,310	1,365
Crandall, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 8/15/19 - 8/15/21	4,315	2,352
Crisp County Development Authority Revenue Bonds
5.55%, 2/1/15	200	214
Crowley TX Independent School District General Obligation Bonds (PSFG)
5.00%, 8/1/10 - 8/1/11	3,350	3,535
Crown Point, IN Multi-School Building Corp. Revenue Bonds (MBIA)
Zero Coupon, 1/15/24	5,200	2,417
Cypress-Fairbanks, TX Independent School District General Obligation Bonds (PSFG)
4.55%, 2/15/17	1,400	1,447
4.80%, 2/15/19	1,650	1,708
Dallas County, TX Utility & Reclamation District SAVRS General Obligations Bonds (AMBAC)
3.55%, 2/15/29	(h)12,700	12,700
Delaware County, PA Industrial Development Authority Revenue Bonds
6.50%, 1/1/08	200	205
Delta County, MI Economic Development Corp. Revenue Bonds
6.25%, 4/15/27	450	509
Denton, TX Utility System Revenue Bonds (AMBAC)
5.00%, 12/1/16	1,865	1,966
Detroit, MI City School District General Obligation Bonds (FGIC)
5.15%, 5/1/22	2,500	2,718
Director of the State of Nevada Department of Business & Industry Revenue Bonds
5.63%, 12/1/26	1,100	1,206
Director of the State of Nevada Department of Business & Industry Revenue Bonds (AMBAC)
Zero Coupon, 1/1/21 - 1/1/23	3,845	1,953
Dover, PA Area School District General Obligation Bonds (FGIC)
5.00%, 4/1/16	1,000	1,053

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount (000)	Value (000)
Municipal Bonds (cont’d)
Duncanville Independent School District, TX, General Obligation Bonds (PSFG)
Zero Coupon, 2/15/22	$4,000	$2,042
Eagle, IN - Union Middle School Building Revenue Bonds (AMBAC)
4.90%, 7/5/16	1,000	1,050
5.00%, 7/5/17	1,500	1,577
Eanes, TX Independent School District General Obligation Bonds (PSFG)
4.80%, 8/1/19	1,365	1,422
East Porter County, IN School Building Corp. Revenue Bonds (MBIA)
4.70%, 7/15/12	1,025	1,055
Edgewood, TX Independent School District (PSFG)
4.75%, 8/15/16	1,310	1,378
4.85%, 8/15/17	880	918
Edinburg, TX Consolidated Independent School District General Obligation Bonds (PSFG)
4.55%, 2/15/17	2,465	2,545
Elizabeth Forward, PA School District (MBIA)
Zero Coupon, 9/1/11	1,250	1,037
Essex County, NJ Utility Authority Revenue Bonds (FSA)
4.80%, 4/1/14	1,005	1,031
Eureka Union School District, CA General Obligation Bonds (MBIA)
Zero Coupon, 8/1/28 - 8/1/30	5,090	1,820
Everett, WA Water & Sewer Revenue Bonds (MBIA)
5.00%, 7/1/13	1,630	1,755
Fort Wayne Hospital Authority, IN Revenue Bonds (MBIA)
4.70%, 11/15/11	1,100	1,143
Fort Worth, TX Water & Sewer Revenue Bonds (FSA)
3.40%, 2/15/24	(h)13,100	13,100
Frisco, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 8/15/20 - 8/15/22	6,260	3,275
Geneva, IL Industrial Development Revenue Bonds (FSA)
4.80%, 5/1/19	1,705	1,775
Georgetown County, SC Pollution Control Facility Revenue Bonds
5.13%, 2/1/12	725	756
Gilliam County, OR Solid Waste Disposal Revenue Bonds
4.88%, 7/1/38	1,400	1,437
Girard Area, PA School District General Obligation Bonds (FGIC)
Zero Coupon, 10/1/18 - 10/1/19	950	577
Grand Prairie, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 2/15/14	2,240	1,682
Grapevine, TX Certificates of Obligation General Obligation Bonds (FGIC)
5.75%, 8/15/17	1,000	1,078
Gulf Coast Waste Disposal Authority, TX Revenue Bonds
4.55%, 4/1/12	$830	$839
Hawaii State Certificate of Participation General Obligation Bonds (AMBAC)
4.80%, 5/1/12	1,275	1,315
Hillsborough County, FL, Industrial Development Authority Pollution Control Revenue Bonds
4.00%, 5/15/18	(h)1,625	1,626
Houston, TX General Obligation Bonds (MBIA)
5.00%, 3/1/12	3,400	3,627
Houston, TX Revenue Bonds (MBIA)
5.25%, 5/15/11	2,000	2,139
Houston, TX Water & Sewer System Revenue Bonds (FSA)
Zero Coupon, 12/1/25	12,350	5,324
Illinois Development Finance Authority Revenue Bonds (FGIC)
Zero Coupon, 12/1/09	2,000	1,779
Illinois Development Finance Authority, Solid Waste Disposal Revenue Bonds
5.85%, 2/1/07	110	111
Illinois Educational Facilities Authority SAVRS Revenue Bonds (MBIA)
3.34%, 4/1/28	(h)11,550	11,550
Illinois Health Facilities Authority Revenue Bonds (MBIA)
5.00%, 11/15/12	1,000	1,028
Illinois Health Facilities Authority Revenue Bonds SAVRS (AMBAC)
3.40%, 8/16/24	(h)(n)11,300	11,300
Indiana Port Commission Revenue Bonds
4.10%, 5/1/12	3,450	3,458
Indiana State Development Finance Authority Revenue Bonds
4.70%, 10/1/31	(h)100	101
Indiana State University Revenue Bonds (FGIC)
5.20%, 10/1/12	1,640	1,695
Indiana Transportation Finance Authority Highway Revenue Bonds (AMBAC)
Zero Coupon, 12/1/16	1,695	1,121
Intermountain Power Agency, UT Power Supply Revenue Bonds
Zero Coupon, 7/1/17	1,750	1,074
Irving, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 2/15/13	1,945	1,525
Kane & De Kalb Counties, IL Community Unit School District General Obligation Bonds (AMBAC)
Zero Coupon, 12/1/09	725	645
Kent State University, OH Revenue Bonds SAVRS (MBIA)
3.39%, 5/1/32	(h)(n)11,075	11,075
King County, WA General Obligation Bonds (MBIA)
5.00%, 12/1/19	1,075	1,132

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount (000)	Value (000)
Municipal Bonds (cont’d)
Lake County, IL Community Consolidated School District General Obligation Bonds (FGIC)
Zero Coupon, 12/1/19 - 12/1/21	$12,775	$6,914
Lakeview, MI Public School District General Obligation Bonds
5.00%, 5/1/16	1,060	1,116
Lancaster, TX Independent School District General Obligation Bonds (FSA)
Zero Coupon, 2/15/09	1,795	1,644
Long Beach, CA Community College District General Obligation Bonds (FGIC)
Zero Coupon, 5/1/14	2,465	1,844
Long Island, NY Power Authority Electric System Revenue Bonds (FSA)
Zero Coupon, 6/1/16	3,700	2,545
Madera, CA Unified School District General Obligation Bonds (FGIC)
Zero Coupon, 8/1/26 - 8/1/28	7,000	2,785
Madison & Jersey Counties, IL Unit School District General Obligation Bonds (FSA)
Zero Coupon, 12/1/20	2,900	1,569
Maine Health & Higher Educational Facilities Authority, ME SAVRS Revenue Bonds (FGIC)
3.60%, 7/1/14	(h)7,650	7,650
Maricopa County Arizona Pollution Control
2.90%, 6/1/35	1,600	1,549
4.00%, 1/1/38	350	347
Maryland State Economic Development Corp. Revenue Bonds
7.50%, 12/1/14	350	387
Mass State Health & Educational Facilities (Melrose-Wakefield)
3.45%, 10/1/33	(h)(n)5,600	5,600
Massachusetts State Development Financing Agency (Greater Boston YMCA) Revenue Bonds (FGIC)
3.50%, 10/1/33	(h)300	300
Massachusetts State Development Financing Agency Resource Recovery Revenue Bonds
6.90%, 12/1/29	250	270
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (AMBAC)
4.80%, 7/1/12	1,665	1,715
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (MBIA)
3.45%, 10/1/22	(h)4,800	4,800
Massachusetts State Water Reserve Authority Revenue Bonds, SAVRS (AMBAC)
3.60%, 4/1/29	(h)13,075	13,075
Maury County, TN Industrial Development Board Solid Waste Disposal Revenue Bonds
6.30%, 8/1/18	1,075	1,133
Memphis, TN Electric System Revenue Bonds (XLCA)
3.45%, 12/1/18	(h)4,000	4,000
Memphis-Shelby County, TN Airport Authority Special Facilities Revenue Bonds, Federal Express Corp.
5.00%, 9/1/09	$850	$873
Merced City, CA School District General Obligation Bonds (MBIA)
Zero Coupon, 8/1/28 - 8/1/29	4,665	1,680
Metropolitan Pier & Exposition Authority, IL Dedicated State Tax Revenue Bonds (MBIA)
Zero Coupon, 6/15/20 - 12/15/23	5,175	2,754
Michigan City, IN Area-Wide School Building Corp. Revenue Bonds (FGIC)
Zero Coupon, 1/15/17 - 1/15/20	6,750	4,154
Michigan State Building Authority Revenue Bonds (MBIA)
5.25%, 10/1/10 - 10/1/11	3,000	3,203
Michigan State Strategic Fund, Solid Waste Management Project Revenue Bonds
4.63%, 12/1/12	275	280
Midland, TX Independent School District General Obligation Bonds (FGIC)
5.95%, 3/1/18	1,225	1,318
Milwaukee, WI Sewer Revenue Bonds (AMBAC)
4.88%, 6/1/19	2,070	2,159
Montana State Health Facilities Authority Revenue Bonds (AMBAC)
3.39%, 2/15/17	(h)1,900	1,900
Montour, PA School District General Obligation Bonds (MBIA)
Zero Coupon, 1/1/13	300	236
Morton Grove, IL General Obligation Bonds (FGIC)
4.50%, 12/1/13	1,480	1,504
Mount San Antonio Community College District, CA General Obligation Bonds (MBIA)
Zero Coupon, 8/1/16 - 8/1/17	27,555	18,019
Nassau County, NY Improvement Bonds General Obligation Bonds (FSA)
6.00%, 3/1/17	1,275	1,377
Nevada Housing Division Revenue Bonds (FHA)
5.30%, 4/1/28	5	5
New Jersey Economic Development Authority Revenue Bonds
Zero Coupon, 4/1/12	625	510
New Orleans, LA Audubon Commission General Obligation Bonds (FSA)
5.00%, 10/1/13	1,695	1,816
New York City, NY Industrial Development Agency Revenue Bonds (FSA)
6.00%, 11/1/15	1,605	1,624
New York State Dormitory Authority Revenue Bonds (FSA)
5.10%, 2/15/11	2,075	2,145

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount (000)	Value (000)
Municipal Bonds (cont’d)
Noblesville, IN High School Building Corp. Revenue Bonds (AMBAC)
Zero Coupon, 2/15/19	$1,850	$1,093
Norman, OK Regional Hospital Authority SAVRS Revenue Bonds (MBIA)
3.33%, 9/1/22	(h)4,400	4,400
North Carolina Municipal Power Agency, Electric Revenue Bonds
6.63%, 1/1/10	850	923
North Side, IN High School Building Corp. Revenue Bonds (FSA)
5.25%, 7/15/13	2,910	3,176
North Slope Borough, AK General Obligation Bonds (MBIA)
Zero Coupon, 6/30/12	2,900	2,330
Norwalk-LA Mirada, CA Unified School District General Obligation Bonds (FGIC)
Zero Coupon, 8/1/25	8,900	3,863
Ohio State Higher Educational Facility Commission (Denison University) Revenue Bonds (AMBAC)
3.30%, 12/1/34	(h)8,825	8,825
Ohio State Solid Waste Revenue Bonds
4.25%, 4/1/33	700	686
Okemos, MI Public School District General Obligation Bonds (MBIA)
Zero Coupon, 5/1/15	900	641
Orange County, FL Health Facilities Authority Revenue Bonds (MBIA)
3.50%, 10/15/26	(h)12,200	12,200
Ouachita Parish, LA West Ouachita Parish School District Revenue Bonds (MBIA)
4.70%, 9/1/14	1,020	1,055
Pajaro Valley, CA Unified School District Certificate Partnership General Obligation Bonds (FSA)
Zero Coupon, 8/1/27	2,220	875
Pearland, TX Independent School District General Obligation Bonds (PSFG)
4.88%, 2/15/19	1,425	1,484
Penn Hills Municipality, PA General Obligation Bonds
Zero Coupon, 6/1/12 - 12/1/13	2,115	1,611
Pennsylvania Convention Center Authority Revenue Bonds (FGIC)
6.70%, 9/1/16	500	587
Pennsylvania State Financing Authority School Revenue Bonds, Aliquippa School District
Zero Coupon, 6/1/12	685	543
Pennsylvania State Public School Building Authority, Marple Newtown School District Project Revenue Bonds (MBIA)
4.60%, 3/1/15	1,065	1,102
4.70%, 3/1/16	715	741
Philadelphia, PA Authority for Industrial Development Special Facilities Revenue Bonds,
Doubletree Hotel
6.50%, 10/1/27	320	329
Piedmont, SC Municipal Power Agency Revenue Bonds (AMBAC)
Zero Coupon, 1/1/31- 1/1/32	$22,300	$7,137
Pittsburgh, PA Stadium Authority Lease Revenue Bonds
6.50%, 4/1/11	130	139
Port Authority, NY & NJ Special Obligation Revenue Bonds
7.00%, 10/1/07	100	101
Rescue Union School District, CA General Obligation Bonds (MBIA)
Zero Coupon, 9/1/27	2,000	785
Richardson, TX Hotel Occupancy Certificates of Obligation General Obligation Bonds (FGIC)
5.75%, 2/15/17	1,405	1,502
Richland County, SC Revenue Bonds
6.10%, 4/1/23	725	787
Rincon Valley, CA Union School District General Obligation Bonds (FGIC)
Zero Coupon, 8/1/32-8/1/35	9,675	2,798
Riverside, CA Electric Revenue Bonds (MBIA)
5.00%, 10/1/11 - 10/1/12	3,380	3,632
Robinson Township, PA Municipal Authority Revenue Bonds
6.90%, 5/15/18	100	110
Rockport, IN Pollution Control Revenue Bonds SAVRS
4.90%, 6/1/25	(h)455	459
Saginaw Valley State University, MI Revenue Bonds SAVRS (MBIA)
3.39%, 7/1/31	(h)10,800	10,800
Saginaw, MI Hospital Financing Authority Revenue Bonds (MBIA)
5.38%, 7/1/19	1,265	1,323
Sam Rayburn, TX Municipal Power Agency Revenue Bonds
6.00%, 10/1/21	650	689
San Antonio County, TX Parking System Revenue Bonds (AMBAC)
5.50%, 8/15/17	700	738
Sanger, TX Independent School District General Obligation Bonds (PSFG)
Zero Coupon, 2/15/19 - 2/15/22	4,265	2,315
Santa Ana, CA Unified School District General Obligation Bonds (FGIC)
Zero Coupon, 8/1/19 - 8/1/20	5,475	3,126
Scranton-Lackawanna, PA Health & Welfare Authority Revenue Bonds
6.63%, 7/1/09	45	47
Southeastern Area Schools, PA Revenue Bonds
Zero Coupon, 10/1/06	590	590
Spring, TX Independent School District General Obligation Bonds (PSFG)
5.00%, 8/15/19	1,760	1,850
Steel Valley, PA School District, Allegheny County General Obligation Bonds
Zero Coupon, 11/1/11 - 11/1/17	1,820	1,349

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount (000)	Value (000)
Municipal Bonds (cont’d)
Texas State Turnpike Authority Revenue Bonds (AMBAC)
Zero Coupon, 8/15/18	$5,700	$3,463
Tobacco Securitization Authority of Northern California, Asset Backed Revenue Bonds, Series A-1
4.75%, 6/1/23	6,165	6,250
Tobacco Settlement Authority of Washington, Asset Backed Revenue Bonds
6.50%, 6/1/26	930	1,021
Tobacco Settlement Financing Corp., LA, Asset Backed Revenue Bonds
5.50%, 5/15/30	1,350	1,399
Tobacco Settlement Financing Corp., NJ, Asset Backed Revenue Bonds
4.38%, 6/1/19	640	640
Tobacco Settlement Financing Corp., RI, Asset Backed Revenue Bonds
6.00%, 6/1/23	1,575	1,667
Toledo-Lucas County, OH Port Authority Revenue Bonds
6.45%, 12/15/21	900	1,089
Tomball, TX Independent School District General Obligation Bonds (PSFG)
4.75%, 2/15/15	1,205	1,251
Union Elementary School District, CA General Obligation Bonds (MBIA)
Zero Coupon, 9/1/27 - 9/1/28	8,000	3,122
University of Arkansas Revenue Bonds (FSA)
4.90%, 12/1/19	2,315	2,459
University of Massachusetts Building Authority Revenue Bonds (AMBAC)
5.25%, 11/1/11	2,100	2,261
University of Southern Indiana, IN Revenue Bonds (AMBAC)
5.00%, 10/1/09	1,095	1,140
Upper Darby Township, PA General Obligation Bonds (AMBAC)
Zero Coupon, 7/15/11	525	438
Utah County, UT Environmental Improvement Revenue Bonds
5.05%, 11/1/17	170	179
Valparaiso, IN Middle Schools Building Corp. Revenue Bonds (MBIA)
4.50%, 7/15/18	1,370	1,406
Vancouver, WA Water & Sewer Revenue Bonds (MBIA)
4.60%, 6/1/13	1,000	1,014
Vermont Educational & Health Buildings Funding Agency SAVRS Revenue Bonds (FGIC)
3.45%, 9/12/13	(h)7,950	7,950
Victor Elementary School District, CA General Obligation Bonds (FGIC)
Zero Coupon, 2/1/30	2,100	726
Virginia State Peninsula Regional Jail Authority Revenue Bonds (MBIA)
5.00%, 10/1/12 - 10/1/13	2,705	2,904
Waco, TX Educational Finance Corp. Revenue Bonds SAVRS
3.47%, 2/1/32	$ (h)12,850	$12,850
Wake County Industrial Facilities & Pollution Control Financing Authority, NC Revenue Bonds (AMBAC)
3.38%, 5/1/24	(h)8,500	8,500
Warren, MI Consolidated School District General Obligation Bonds
4.15%, 5/1/14	1,000	1,022
4.25%, 5/1/15	1,440	1,475
Washington State Health Care Facilities (Children Hospital) Revenue Bonds (FSA)
4.70%, 10/1/11	1,075	1,106
Washington State Health Care Facilities (Fred Hutchinson) SAVRS Revenue Bonds (AMBAC)
3.50%, 1/1/27	(h)900	900
3.55%, 1/1/33	(h)10,100	10,100
Washington State Health Care Facilities Authority Revenue Bonds (AMBAC)
5.13%, 11/15/11	1,000	1,039
Washington State Motor Vehicle Fuel Facilities
General Obligation Bonds (AMBAC)
Zero Coupon, 6/1/14 - 6/1/16	8,160	5,818
Washington State Recreational Facilities General Obligation Bonds (FGIC)
Zero Coupon, 1/1/17	6,900	4,519
Washoe County, NV General Obligation Bonds (FSA)
Zero Coupon, 7/1/18	4,235	2,580
Wayne State University, MI Revenue Bonds
SAVRS (AMBAC)
3.50%, 11/15/32	(h)12,850	12,850
West Contra Costa Unified School District, CA General Obligation Bonds (FGIC)
Zero Coupon, 8/1/25 - 8/1/27	23,200	9,527
West Ottawa Public School District/MI General Obligation Bonds
5.00%, 5/1/21	850	913
West Virginia University Revenue Bonds (AMBAC)
Zero Coupon, 4/1/22 - 4/1/24	2,000	969
Western Michigan University, MI SAVRS Revenue Bonds (AMBAC)
3.40%, 11/15/32	(h)9,800	9,800
Western Michigan University, MI SAVRS Revenue Bonds (MBIA)
3.50%, 11/22/30	(h)3,100	3,100
William S Hart Union High School District General Obligation Bonds (FSA)
Zero Coupon, 9/1/22	3,000	1,500
William S Hart Union High School District, CA General Obligation Bonds (FSA)
Zero Coupon, 9/1/21 - 9/1/28	15,290	7,393
Winnebago County, IL School District General Obligation Bonds (FSA)
Zero Coupon, 1/1/14	3,600	2,712

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount (000)	Value (000)
Municipal Bonds (cont’d)
Wisconsin State Health & Educational Facilities Authority Revenue Bonds (AMBAC)
5.63%, 2/15/12	$1,000	$1,090
York County, PA Hospital Authority Revenue Bonds
SAVRS (AMBAC)
3.39%, 7/1/21	(h)7,200	7,200
Ypsilanti, MI School District General Obligation
Bonds (FGIC)
4.70%, 5/1/12	1,115	1,144
		603,297
Total Fixed Income Securities (Cost $595,564)		621,129

	No. of
	Contracts
Put Options Purchased (0.0%)
90 Day EuroDollar
6/07 @ $94.25	1,601	120
6/07 @ $94.50	219	36
Total Put Options Purchased (Cost $561)		156

	Shares
Preferred Stocks (2.8%)
Finance (2.8%)
ABN AMRO North America Capital Funding Trust I	(e)5,875	6,174
Federal Home Loan Mortgage Corp.	88,000	4,554
Goldman Sachs Group, Inc.	121,000	3,139
US Bancorp	178,000	4,602
Total Preferred Stocks (Cost $18,008)		18,469
Short-Term Investments (3.1%)
Mutual Fund (1.7%)
Dreyfus Basic Municipal Money Market Fund	11,196	11,196

	Face
	Amount (000)
Repurchase Agreement (1.3%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $8,590	$ (f)8,586	8,586
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills
5.16%, 01/11/07	(j)850	839
Total Short-Term Investments (Cost $20,620)		20,621
Total Investments (99.7%) (Cost $634,753)		660,375
Other Assets in Excess of Liabilities (0.3%)		1,787
Net Assets (100%)		$662,162

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(n)	All or a portion of the security was pledged to cover securities sold short.
@	Value/Face Amount is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2006.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
AMBAC	Ambac Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FSA	Financial Security Assurance Inc.
MBIA	MBIA Insurance Corp.
PSFG	Permanent School Fund Guaranteed
SAVRS	Semi-Annual Variable Rate Security
XLCA	XL Capital Assurance

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
10 yr. Note	2,571	$277,829	Dec-06	$3,381

Short:
U.S. Treasury
5 yr. Note	417	44,000	Dec-06	(298)
U.S. Treasury
Long Bond	624	70,142	Dec-06	(1,215)
				$1,868

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount (000)	Value (000)
Securities Sold Short - Debt Instruments
Federal National Mortgage Association, November TBA
5.50%, 11/25/36
(Total Proceeds $30,430)	$31,000	$30,535

TBA	To Be Announced

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Assets and Liabilities

		Mid Cap	U.S. Mid	U.S. Small
	Balanced	Growth	Cap Value	Cap Value
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$288,686	$1,764,212	$119,218	$644,519
Foreign Currency, at Cost:	9	—	—	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	317,788	2,018,790	133,913	740,562
Foreign Currency, at Value:	9	—	—	—
Cash	83	304	21	—
Receivable for Delayed Delivery Commitments	1,130	—	—	—
Due from Affiliate	—	295	—	—
Due from Broker	2,260	—	—	—
Receivable for Portfolio Shares Sold	41	1,354	90	499
Receivable for Investments Sold	3,050	6,995	976	5,530
Unrealized Appreciation on Swap Agreements	201	—	—	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	9	—	—	—
Dividends Receivable	177	519	131	739
Interest Receivable	500	9	3	4
OtherAssets	6	36	5	13
Total Assets	325,254	2,028,302	135,139	747,347
Liabilities:
Collateral on Securities Loaned, at Value	17,334	—	—	—
Payable for Delayed Delivery Commitments	4,801	—	—	—
Payable for Investments Purchased	4,539	630	1,002	2,503
Due To Broker	—	—	2	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	105	—	—	—
Unrealized Depreciation on Swap Agreements	184	—	—	—
Payable for Portfolio Shares Redeemed	144	2,550	87	293
Bank Overdraft Payable	—	—	—	499
Payable for Investment Advisory Fees	328	2,476	230	1,232
Payable for Administration Fees	19	131	9	49
Payable for Custodian Fees	9	19	3	6
Payable for Trustees’ Fees and Expenses	8	33	23	20
Payable for Distribution Fees — Adviser Class	7	208	3	5
Payable for Shareholder Servicing Fees — Investment Class	1	—	@—	—
Other Liabilities	49	249	43	104
Total Liabilities	27,528	6,296	1,402	4,711
Net Assets	$297,726	$2,022,006	$133,737	$742,636
Net Assets Consist Of:
Paid-in Capital	$312,039	$2,553,583	$290,814	$577,204
Undistributed (Distributions in Excess of) Net Investment Income	1,510	4,640	690	1,936
Accumulated Net Realized Gain (Loss)	(45,187)	(790,795)	(172,462)	67,453
Unrealized Appreciation (Depreciation) on:
Investments	29,102	254,578	14,695	96,043
Foreign Currency Exchange Contracts and Translations	(106)	—	—	—
Futures Contracts	351	—	—	—
Swap Agreements	17	—	—	—
Net Assets	$297,726	$2,022,006	$133,737	$742,636

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Assets and Liabilities (cont’d)

		Mid Cap	U.S. Mid	U.S. Small
	Balanced	Growth	Cap Value	Cap Value
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
INSTITUTIONAL CLASS:
Net Assets	$256,754	$1,001,395	$118,005	$716,208
Shares Outstanding(unlimited number of shares authorized, no par value) (not in 000’s)	20,321,724	39,727,885	4,055,936	27,316,771
Net Asset Value, Offering and Redemption Price Per Share	$12.63	$25.21	$29.09	$26.22
INVESTMENT CLASS:
Net Assets	$4,102	$—	$2,588	$—
Shares Outstanding(unlimited number of shares authorized, no par value) (not in 000’s)	325,182	—	89,432	—
Net Asset Value, Offering and Redemption Price Per Share	$12.61	$—	$28.94	$—
ADVISER CLASS:
Net Assets	$36,870	$1,020,611	$13,144	$26,428
Shares Outstanding(unlimited number of shares authorized, no par value) (not in 000’s)	2,924,052	41,595,751	454,154	1,012,890
Net Asset Value, Offering and Redemption Price Per Share	$12.61	$24.54	$28.94	$26.09

(1) Including:
Repurchase Agreements, at Value:	$26,188	$30,846	$9,662	$12,901
Securities on Loan, at Value:	$23,938	$—	$—	$—

@               Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Assets and Liabilities

		Core Fixed	Core Plus	Equities
	Value	Income	Fixed Income	Plus
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$545,556	$378,703	$3,265,533	$26,984
Foreign Currency, at Cost:	—	—	@—	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	593,452	375,840	3,234,574	26,985
Foreign Currency, at Value:	—	—	@—	—
Cash	@—	341	1,561	1
Receivable for Portfolio Shares Sold	1,064	36	1,687	—
Receivable For Forward Commitments	—	2,414	—	1,832
Due from Advisor	—	—	—	@—
Interest Receivable	8	1,140	12,524	108
Unrealized Appreciation on Swap Agreements	—	845	7,512	4
Receivable for Investments Sold	3,464	95	7,894	—
Dividends Receivable	716	11	232	—
OtherAssets	19	6	52	—
Total Assets	598,723	380,728	3,266,036	28,930
Liabilities:
Collateral on Securities Loaned, at Value	28,182	52,228	520,594	—
Payable for Delayed Delivery Commitments	—	13,651	108,356	2
Payable for Investments Purchased	8,149	3,307	40,770	387
Due to Broker	—	490	5,097	60
Unrealized Depreciation on Swap Agreements	—	690	4,230	—
Payable for Portfolio Shares Redeemed	75	209	646	—
Payable for Investment Advisory Fees	674	248	2,081	—
Payable for Administration Fees	36	20	167	2
Payable for Custodian Fees	5	3	18	@—
Payable for Trustees’ Fees and Expenses	27	5	95	@—
Payable for Distribution Fees — Adviser Class	37	2	26	@—
Payable for Shareholder Servicing Fees — Investment Class	8	—	17	—
Payable for Securities Sold Short, at Value (Proceeds $1,832)	—	—	—	1,842
Other Liabilities	147	66	214	33
Total Liabilities	37,340	70,919	682,311	2,326
Net Assets	$561,383	$309,809	$2,583,725	$26,604
Net Assets Consist Of:
Paid-in Capital	$458,508	$310,774	$2,666,035	$25,964
Undistributed (Distributions in Excess of) Net Investment Income	3,556	3,665	34,506	417
Accumulated Net Realized Gain (Loss)	51,423	(3,629)	(98,066)	(339)
Unrealized Appreciation (Depreciation) on:
Investments	47,896	(2,863)	(30,959)	1
Foreign Currency Exchange Contracts and Translations	—	—	(2)	—
Futures Contracts	—	1,707	8,929	567
Securities Sold Short	—	—	—	(10)
Swap Agreements	—	155	3,282	4
Net Assets	$561,383	$309,809	$2,583,725	$26,604

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Assets and Liabilities (cont’d)

		Core Fixed	Core Plus	Equities
	Value	Income	Fixed Income	Plus
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
INSTITUTIONAL CLASS:
Net Assets	$307,331	$299,997	$2,314,052	$26,093
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	16,463,280	27,782,793	200,900,329	2,552,077
Net Asset Value, Offering and Redemption Price Per Share	$18.67	$10.80	$11.52	$10.22
INVESTMENT CLASS:
Net Assets	$66,334	$—	$142,990	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	3,548,203	—	12,417,688	—
Net Asset Value, Offering and Redemption Price Per Share	$18.69	$—	$11.52	$—
ADVISER CLASS:
Net Assets	$187,718	$9,812	$126,683	$511
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	10,068,106	913,748	11,012,099	50,000
Net Asset Value, Offering and Redemption Price Per Share	$18.64	$10.74	$11.50	$10.22

(1) Including:
Repurchase Agreements, at Value:	$28,056	$39,341	$172,245	$2,419
Securities on Loan, at Value:	$27,694	$51,935	$586,402	$—

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Assets and Liabilities

				Investment
		Intermediate	International	Grade Fixed
	High Yield	Duration	Fixed Income	Income
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$300,937	$148,700	$191,013	$657,979
Foreign Currency, at Cost:	2	—	250	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	268,119	147,132	192,312	652,656
Foreign Currency, at Value:	2	—	250	—
Cash	@—	133	1	591
Receivable for Delayed Delivery Commitments	—	565	—	13,917
Due from Broker	16	—	1,815	—
Interest Receivable	3,996	829	2,174	2,096
Unrealized Appreciation on Foreign Currency Exchange Contracts	40	—	749	—
Unrealized Appreciation on Swap Agreements	—	—	—	1,786
Receivable for Investments Sold	1,687	22	—	215
Receivable for Portfolio Shares Sold	2,629	—	91	525
Dividends Receivable	—	2	—	26
OtherAssets	6	3	3	11
Total Assets	276,495	148,686	197,395	671,823
Liabilities:
Collateral on Securities Loaned, at Value	44,538	—	—	91,424
Payable for Delayed Delivery Commitments	—	2,694	—	45,465
Payable for Investments Purchased	—	725	—	5,511
Due To Broker	—	33	—	715
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	—	942	—
Unrealized Depreciation on Swap Agreements	19	6	—	1,287
Payable for Portfolio Shares Redeemed	128	3	532	356
Payable for Investment Advisory Fees	241	134	174	487
Payable for Administration Fees	15	9	13	34
Payable for Custodian Fees	3	2	7	5
Payable for Trustees’ Fees and Expenses	23	2	2	15
Payable for Distribution Fees — Adviser Class	1	—	—	@—
Payable for Shareholder Servicing Fees — Investment Class	@—	17	—	—
Other Liabilities	78	40	66	66
Total Liabilities	45,046	3,665	1,736	145,365
Net Assets	$231,449	$145,021	$195,659	$526,458
Net Assets Consist Of:
Paid-in Capital	$787,586	$152,858	$194,003	$527,266
Undistributed (Distributions in Excess of) Net Investment Income	4,746	1,693	(191)	7,208
Accumulated Net Realized Gain (Loss)	(528,007)	(8,441)	738	(5,898)
Unrealized Appreciation (Depreciation) on:
Investments	(32,818)	(1,568)	1,299	(5,323)
Foreign Currency Exchange Contracts and Translations	40	—	(190)	—
Futures Contracts	(79)	485	—	2,706
Swap Agreements	(19)	(6)	—	499
Net Assets	$231,449	$145,021	$195,659	$526,458

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Assets and Liabilities (cont’d)

				Investment
		Intermediate	International	Grade Fixed
	High Yield	Duration	Fixed Income	Income
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
INSTITUTIONAL CLASS:
Net Assets	$226,162	$8,823	$195,659	$525,680
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	42,648,949	867,959	18,911,118	46,843,429
Net Asset Value, Offering and Redemption Price Per Share	$5.30	$10.17	$10.35	$11.22
INVESTMENT CLASS:
Net Assets	$896	$136,198	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	165,267	13,443,134	—	—
Net Asset Value, Offering and Redemption Price Per Share	$5.42	$10.13	$—	$—
ADVISER CLASS:
Net Assets	$4,391	$—	$—	$778
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	825,498	—	—	69,384
Net Asset Value, Offering and Redemption Price Per Share	$5.32	$—	$—	$11.21

(1) Including:
Repurchase Agreements, at Value:	$5,606	$14,492	$9,609	$19,286
Securities on Loan, at Value:	$53,779	$—	$—	$90,047

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Assets and Liabilities

		Long
		Duration
	Limited	Fixed
	Duration	Income	Municipal
	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$1,093,138	$24,965	$634,753
Foreign Currency, at Cost:	—	—	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	1,087,097	25,939	660,375
Foreign Currency, at Value:	—	—	—
Cash	625	1	200
Receivable from Adviser	—	31	—
Receivable for Delayed Delivery Commitments	3,852	—	80,093
Due from Broker	191	3	184
Interest Receivable	5,856	305	3,442
Unrealized Appreciation on Swap Agreements	112	—	4,340
Receivable for Investments Sold	336	—	550
Receivable for Portfolio Shares Sold	336	—	220
Dividends Receivable	6	—	68
OtherAssets	22	—	11
Total Assets	1,098,433	26,279	749,483
Liabilities:
Payable for Delayed Delivery Commitments	15,351	—	51,937
Payable for Investments Purchased	2,698	25	1,951
Unrealized Depreciation on Swap Agreements	646	—	1,616
Payable for Portfolio Shares Redeemed	714	—	566
Payable for Investment Advisory Fees	840	—	605
Payable for Administration Fees	71	2	43
Payable for Custodian Fees	8	1	9
Payable for Trustees’ Fees and Expenses	4	@—	2
Payable for Distribution Fees — Adviser Class	—	@—	—
Payable for Securities Sold Short, at Value (Proceeds $30,430)	—	—	30,535
Other Liabilities	134	50	57
Total Liabilities	20,466	78	87,321
Net Assets	$1,077,967	$26,201	$662,162
Net Assets Consist Of:
Paid-in Capital	$1,101,299	$25,000	$633,116
Undistributed (Distributions in Excess of) Net Investment Income	8,572	225	2,523
Accumulated Net Realized Gain (Loss)	(24,688)	(2)	(3,586)
Unrealized Appreciation (Depreciation) on:
Investments	(6,041)	974	25,622
Futures Contracts	(641)	4	1,868
Securities Sold Short	—	—	(105)
Swap Agreements	(534)	—	2,724
Net Assets	$1,077,967	$26,201	$662,162

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Assets and Liabilities (cont’d)

		Long
		Duration
	Limited	Fixed
	Duration	Income	Municipal
	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)
INSTITUTIONAL CLASS:
Net Assets	$1,077,967	$25,677	$662,162
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	104,266,280	2,450,000	51,488,911
Net Asset Value, Offering and Redemption Price Per Share	$10.34	$10.48	$12.86
INVESTMENT CLASS:
Net Assets	$—	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	—	—	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—
ADVISER CLASS:
Net Assets	$—	$524	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	—	50,000	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$10.48	$—

(1) Including:
Repurchase Agreements, at Value:	$29,448	$566	$8,586
Securities on Loan, at Value:	$—	$—	$—

@               Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Operations

For the Year Ended September 30, 2006

		Mid Cap	U.S. Mid	U.S. Small
	Balanced	Growth	Cap Value	Cap Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends†	$2,872	$17,671	$1,888	$6,826	$19,735
Interest	4,741	2,671	367	1,248	1,300
Total Investment Income	7,613	20,342	2,255	8,074	21,035
Expenses:
Investment Advisory Fees (Note B)	1,307	10,231	997	4,619	3,873
Administration Fees (Note C)	232	1,637	111	557	621
Custodian Fees (Note E)	53	104	22	42	43
Shareholder Reporting Fees	45	535	16	194	142
Professional Fees	50	114	34	55	90
Shareholder Servicing Fees — Investment Class Shares (Note D)	6	—	6	—	90
Distribution Fees — Adviser Class Shares (Note D)	90	2,738	42	62	1,046
Transfer Agency Fees (Note F)	13	32	18	12	21
Trustees’ Fees and Expenses	5	33	5	13	17
Other Expenses	45	258	38	142	106
Total Expenses	1,846	15,682	1,289	5,696	6,049
Expense Offset (Note E)	(2)	(7)	(1)	(4)	(6)
Net Expenses	1,844	15,675	1,288	5,692	6,043
Net Investment Income (Loss)	5,769	4,667	967	2,382	14,992
Realized Gain (Loss):
Investments Sold	24,731	150,543	22,625	70,110	150,265
Foreign Currency Transactions	(559)	—	—	—	—
Futures Contracts	69	—	(292)	—	—
Swap Agreements	635	—	—	—	—
Net Increase from Payments by Affiliates and Net Gains (Losses) Realized on the Disposal of Investments in Violation of Investment Restrictions	—	295	—	—	—
Net Realized Gain (Loss)	24,876	150,838	22,333	70,110	150,265
Change in Unrealized Appreciation (Depreciation):
Investments	(8,873)	(34,400)	(4,622)	24,779	(54,946)
Foreign Currency Exchange Contracts and Translations	150	—	—	—	—
Futures Contracts	238	—	—	—	—
Swap Agreements	1,042	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(7,443)	(34,400)	(4,622)	24,779	(54,946)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	17,433	116,438	17,711	94,889	95,319
Net Increase (Decrease) in Net Assets Resulting from Operations	$23,202	$121,105	$18,678	$97,271	$110,311

†                     Net of $4, $85 and $19, foreign withholding tax for the Balanced, Mid Cap Growth and U.S. Small Cap Value Portfolios, respectively.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Operations

For the Year Ended September 30, 2006

	Core	Core Plus
	Fixed	Fixed	Equities		Intermediate
	Income	Income	Plus	High Yield	Duration
	Portfolio	Portfolio	Portfolio^	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends	$52	$1,131	$—	$54	$12
Interest†	10,132	116,836	600	17,945	12,503
Total Investment Income	10,184	117,967	600	17,999	12,515
Expenses:
Investment Advisory Fees (Note B)	908	8,338	40	965	1,036
Administration Fees (Note C)	194	2,024	9	184	221
Custodian Fees (Note E)	21	138	2	24	23
Shareholder Reporting Fees	108	163	—	93	28
Professional Fees	41	177	49	50	41
Shareholder Servicing Fees — Investment Class Shares (Note D)	—	410	—	2	401
Distribution Fees — Adviser Class Shares (Note D)	24	302	1	13	—
Transfer Agency Fees (Note F)	8	27	2	15	7
Trustees’ Fees and Expenses	4	50	@—	7	4
Other Expenses	65	186	11	56	36
Total Expenses	1,373	11,815	114	1,409	1,797
Waiver of Investment Advisory Fees (Note B)	(135)	—	(40)	—	—
Expenses Reimbursed by Adviser (Note B)	—	—	(7)	—	—
Expense Offset (Note E)	(3)	(39)	(2)	(3)	(12)
Net Expenses	1,235	11,776	65	1,406	1,785
Net Investment Income (Loss)	8,949	106,191	535	16,593	10,730
Realized Gain (Loss):
Investments Sold	1,224	5,001	(24)	(4,785)	(2,951)
Foreign Currency Transactions	—	21	—	333	—
Futures Contracts	(1,297)	(11,882)	(285)	(147)	(3,759)
Swap Agreements	1,556	19,872	1	(38)	(259)
Net Realized Gain (Loss)	1,483	13,012	(308)	(4,637)	(6,969)
Change in Unrealized Appreciation (Depreciation):
Investments	(5,222)	(61,047)	1	1,845	(55)
Foreign Currency Exchange Contracts and Translations	—	(30)	—	(64)	—
Futures Contracts	2,230	10,284	567	(79)	992
Securities Sold Short	—	—	(10)	—	—
Swap Agreements	2,836	31,052	4	(19)	39
Net Change in Unrealized Appreciation (Depreciation)	(156)	(19,741)	562	1,683	976
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	1,327	(6,729)	254	(2,954)	(5,993)
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,276	$99,462	$789	$13,639	$4,737

^                     Equities Plus Portfolio commenced operations on April 26, 2006.

†                     Net of $2 foreign withholding tax for the Core Plus Fixed Income Portfolio.

@               Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Operations

For the Year Ended September 30, 2006

				Long
		Investment		Duration
	International	Grade Fixed	Limited	Fixed
	Fixed Income	Income	Duration	Income	Municipal
	Portfolio	Portfolio	Portfolio	Portfolio^	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends	$—	$125	$32	$—	$699
Interest†	4,038	20,706	50,664	249	20,073
Total Investment Income	4,038	20,831	50,696	249	20,772
Expenses:
Investment Advisory Fees (Note B)	579	1,877	3,471	18	2,176
Administration Fees (Note C)	123	400	925	4	464
Custodian Fees (Note E)	36	38	61	1	44
Shareholder Reporting Fees	88	53	190	14	42
Professional Fees	43	53	79	33	50
Distribution Fees — Adviser Class Shares (Note D)	—	3	—	@—	—
Transfer Agency Fees (Note F)	7	11	5	1	8
Trustees’ Fees and Expenses	2	9	17	@—	8
Other Expenses	40	76	163	2	74
Total Expenses	918	2,520	4,911	73	2,866
Waiver of Investment Advisory Fees (Note B)	—	—	—	(18)	—
Waiver of Distribution Fees — Advisor Class Shares (Note D)	—	(1)	—	—	—
Expenses Reimbursed by Adviser (Note B)	—	—	—	(31)	—
Expense Offset (Note E)	@—	(6)	(12)	@—	(2)
Net Expenses	918	2,513	4,899	24	2,864
Net Investment Income (Loss)	3,120	18,318	45,797	225	17,908
Realized Gain (Loss):
Investments Sold	933	4,412	(5,105)	@—	(3,211)
Foreign Currency Transactions	2,098	—	—	—	—
Futures Contracts	(956)	(3,152)	(807)	(2)	771
Swap Agreements	—	3,714	(661)	—	6,448
Net Realized Gain (Loss)	2,075	4,974	(6,573)	(2)	4,008
Change in Unrealized Appreciation (Depreciation):
Investments	(3,472)	(14,842)	4,892	974	5,262
Foreign Currency Exchange Contracts and Translations	(224)	—	—	—	—
Futures Contracts	104	3,454	(106)	4	1,858
Securities Sold Short	—	—	—	—	(291)
Swap Agreements	—	6,924	(95)	—	3,097
Net Change in Unrealized Appreciation (Depreciation)	(3,592)	(4,464)	4,691	978	9,926
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(1,517)	510	(1,882)	976	13,934
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,603	$18,828	$43,915	$1,201	$31,842

^                     Long Duration Fixed Income Portfolio commenced operations on July 21, 2006.

†                     Net of $2 foreign withholding tax for the International Fixed Income Portfolio.

@               Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets

	Balanced		Mid Cap Growth		U.S. Mid Cap Value
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005	2006	2005
	(000)	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,769	$5,424	$4,667	$(3,759)	$967	$935
Net Realized Gain (Loss)	24,876	17,048	150,838	203,796	22,333	60,153
Net Change in Unrealized Appreciation (Depreciation)	(7,443)	8,495	(34,400)	151,416	(4,622)	(12,700)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,202	30,967	121,105	351,453	18,678	48,388
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(5,898)	(5,185)	—	—	(935)	(932)
Investment Class:
Net Investment Income	(86)	(76)	—	—	(36)	(13)
Adviser Class:
Net Investment Income	(761)	(953)	—	—	(106)	(55)
Total Distributions	(6,745)	(6,214)	—	—	(1,077)	(1,000)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	91,029	52,554	493,188	208,367	35,071	41,928
Distributions Reinvested	5,886	5,176	—	—	903	908
Redeemed	(91,232)	(44,741)	(303,382)	(202,466)	(60,948)	(198,110)
Investment Class:
Subscribed	216	199	—	—	1,871	1,169
Distributions Reinvested	86	76	—	—	35	13
Redeemed	(127)	—	—	—	(5,609)	(5,815)
Adviser Class:
Subscribed	5,388	9,369	459,373	242,693	5,771	10,601
Distributions Reinvested	762	953	—	—	104	55
Redeemed	(9,038)	(34,368)	(440,176)	(225,705)	(20,701)	(49,419)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,970	(10,782)	209,003	22,889	(43,503)	(198,670)
Redemption Fees	@—	—	19	—	1	—
Total Increase (Decrease) in Net Assets	19,427	13,971	330,127	374,342	(25,901)	(151,282)
Net Assets:
Beginning of Period	278,299	264,328	1,691,879	1,317,537	159,638	310,920
End of Period	$297,726	$278,299	$2,022,006	$1,691,879	$133,737	$159,638
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1,510	$2,013	$4,640	$—	$690	$800
Accumulated Net Investment Loss Included in End of Period Net Assets	—	—	—	(27)	—	—

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	7,514	4,576	19,562	9,900	1,292	1,789
Shares Issued on Distributions Reinvested	484	457	—	—	34	39
Shares Redeemed	(7,485)	(3,923)	(11,916)	(9,641)	(2,264)	(8,510)
Net Increase (Decrease) in Institutional Class Shares Outstanding	513	1,110	7,646	259	(938)	(6,682)

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets (cont’d)

	Balanced		Mid Cap Growth		U.S. Mid Cap Value
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005	2006	2005
	(000)	(000)	(000)	(000)	(000)	(000)
Investment Class:
Shares Subscribed	18	17	—	—	72	50
Shares Issued on Distributions Reinvested	7	7	—	—	1	1
Shares Redeemed	(10)	—	—	—	(204)	(254)
Net Increase (Decrease) in Investment Class Shares Outstanding	15	24	—	—	(131)	(203)
Adviser Class:
Shares Subscribed	442	822	18,713	11,629	216	458
Shares Issued on Distributions Reinvested	63	84	—	—	4	2
Shares Redeemed	(756)	(2,999)	(17,884)	(11,039)	(784)	(2,079)
Net Increase (Decrease) in Adviser Class Shares Outstanding	(251)	(2,093)	829	590	(564)	(1,619)

@               Amount is less than $500.

#                    Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets

	U.S. Small Cap Value		Value		Core Fixed
	Portfolio		Portfolio		Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005	2006	2005
	(000)	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,382	$4,749	$14,992	$25,313	$8,949	$8,768
Net Realized Gain (Loss)	70,110	31,605	150,265	155,579	1,483	4,933
Net Change in Unrealized Appreciation (Depreciation)	24,779	34,479	(54,946)	(43,439)	(156)	(3,143)
Net Increase (Decrease) in Net Assets Resulting from Operations	97,271	70,833	110,311	137,453	10,276	10,558
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(4,962)	(168)	(6,240)	(4,714)	(11,417)	(9,298)
Net Realized Gain	(32,618)	(33,120)	(21,707)	—	(2,265)	(3,935)
Investment Class:
Net Investment Income	—	—	(1,159)	(710)	—	—
Net Realized Gain	—	—	(4,260)	—	—	—
Adviser Class:
Net Investment Income	(105)	—	(13,749)	(15,036)	(486)	(373)
Net Realized Gain	(1,102)	(2,115)	(79,388)	—	(102)	(166)
Total Distributions	(38,787)	(35,403)	(126,503)	(20,460)	(14,270)	(13,772)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	423,362	60,278	60,716	60,966	130,146	65,377
Distributions Reinvested	37,251	30,907	23,658	4,085	13,660	13,214
Redeemed	(156,849)	(151,630)	(83,459)	(71,665)	(60,428)	(81,720)
Investment Class:
Subscribed	—	—	11,824	21,250	—	—
Distributed Reinvested	—	—	5,419	710	—	—
Redeemed	—	—	(11,982)	(6,461)	—	—
Adviser Class:
Subscribed	5,575	7,666	47,095	292,048	1,860	2,982
Distributions Reinvested	1,207	2,115	93,062	15,023	588	539
Redeemed	(7,929)	(8,663)	(1,033,702)	(225,431)	(2,327)	(2,993)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	302,617	(59,327)	(887,369)	90,525	83,499	(2,601)
Redemption Fees	4	—	8	—	@—	—
Total Increase (Decrease) in Net Assets	361,105	(23,897)	(903,553)	207,518	79,505	(5,815)
Net Assets:
Beginning of Period	381,531	405,428	1,464,936	1,257,418	230,304	236,119
End of Period	$742,636	$381,531	$561,383	$1,464,936	$309,809	$230,304
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1,936	$4,664	$3,556	$9,712	$3,665	$2,886

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	17,434	2,625	3,403	3,481	12,248	5,899
Shares Issued on Distributions Reinvested	1,576	1,380	1,362	234	1,277	1,204
Shares Redeemed	(6,266)	(6,632)	(4,706)	(4,068)	(5,614)	(7,346)
Net Increase (Decrease) in Institutional Class Shares Outstanding	12,744	(2,627)	59	(353)	7,911	(243)

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets (cont’d)

	U.S. Small Cap Value		Value		Core Fixed
	Portfolio		Portfolio		Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005	2006	2005
	(000)	(000)	(000)	(000)	(000)	(000)
Investment Class:
Shares Subscribed	—	—	663	1,223	—	—
Shares Issued on Distributions Reinvested	—	—	312	41	—	—
Shares Redeemed	—	—	(678)	(366)	—	—
Net Increase (Decrease) in Investment Class Shares Outstanding	—	—	297	898	—	—
Adviser Class:
Shares Subscribed	221	331	2,627	16,797	174	270
Shares Issued on Distributions Reinvested	51	95	5,371	861	55	49
Shares Redeemed	(324)	(376)	(60,250)	(12,774)	(217)	(270)
Net Increase (Decrease) in Adviser Class Shares Outstanding	(52)	50	(52,252)	4,884	12	49

@               Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets

	Core Plus Fixed		Equities Plus	High Yield
	Income Portfolio		Portfolio	Portfolio
				Year Ended	Year Ended
	Year Ended	Year Ended	Period Ended	September	September
	September 30,	September 30,	September 30,	30,	30,
	2006	2005	2006^	2006	2005
	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$106,191	$99,445	$535	$16,593	$19,605
Net Realized Gain (Loss)	13,012	48,513	(308)	(4,637)	9,857
Net Change in Unrealized Appreciation (Depreciation)	(19,741)	(33,602)	562	1,683	(15,297)
Net Increase (Decrease) in Net Assets Resulting from Operations	99,462	114,356	789	13,639	14,165
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(115,657)	(100,354)	(147)	(16,732)	(21,413)
Investment Class:
Net Investment Income	(15,864)	(8,915)	—	(20)	(24)
Adviser Class:
Net Investment Income	(6,254)	(4,919)	(3)	(408)	(1,176)
Total Distributions	(137,775)	(114,188)	(150)	(17,160)	(22,613)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	502,531	409,577	25,465	95,830	87,578
Distributions Reinvested	106,805	92,105	—	16,107	20,449
Redeemed	(371,452)	(518,709)	—	(78,251)	(218,640)
Investment Class:
Subscribed	100,710	163,825	—	3,434	3,326
Distributions Reinvested	15,855	8,905	—	20	24
Redeemed	(273,854)	(9,050)	—	(3,788)	(3,315)
Adviser Class:
Subscribed	28,690	26,640	500	4,975	13,231
Distributions Reinvested	6,189	4,850	—	377	1,117
Redeemed	(19,359)	(33,530)	—	(7,155)	(25,393)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	96,115	144,613	25,965	31,549	(121,623)
Redemption Fees	6	—	—	@—	—
Total Increase (Decrease) in Net Assets	57,808	144,781	26,604	28,028	(130,071)
Net Assets:
Beginning of Period	2,525,917	2,381,136	—	203,421	333,492
End of Period	$2,583,725	$2,525,917	$26,604	$231,449	$203,421
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$34,506	$29,094	$417	$4,746	$4,982

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	44,104	35,240	2,552	18,225	15,972
Shares Issued on Distributions Reinvested	9,394	7,980	—	3,100	3,744
Shares Redeemed	(32,539)	(44,618)	—	(14,943)	(39,687)
Net Increase (Decrease) in Institutional Class Shares Outstanding	20,959	(1,398)	2,552	6,382	(19,971)

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets (cont’d)

	Core Plus Fixed		Equities Plus	High Yield
	Income Portfolio		Portfolio	Portfolio
				Year Ended	Year Ended
	Year Ended	Year Ended	Period Ended	September	September
	September 30,	September 30,	September 30,	30,	30,
	2006	2005	2006^	2006	2005
	(000)	(000)	(000)	(000)	(000)
Investment Class:
Shares Subscribed	8,779	14,094	—	649	608
Shares Issued on Distributions Reinvested	1,391	771	—	4	4
Shares Redeemed	(24,341)	(779)	—	(707)	(594)
Net Increase (Decrease) in Investment Class Shares Outstanding	(14,171)	14,086	—	(54)	18
Adviser Class:
Shares Subscribed	2,508	2,291	50	941	2,418
Shares Issued on Distributions Reinvested	545	420	—	72	204
Shares Redeemed	(1,698)	(2,887)	—	(1,360)	(4,648)
Net Increase (Decrease) in Adviser Class Shares Outstanding	1,355	(176)	50	(347)	(2,026)

^                     Equities Plus Portfolio commenced operations on April 26, 2006.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets

	Intermediate Duration		International Fixed Income		Investment Grade Fixed
	Portfolio		Portfolio		Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September	September
	30,	30,	30,	30,	30,	30,
	2006	2005	2006	2005	2006	2005
	(000)	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$10,730	$7,216	$3,120	$3,696	$18,318	$19,676
Net Realized Gain (Loss)	(6,969)	1,162	2,075	9,609	4,974	7,897
Net Change in Unrealized Appreciation (Depreciation)	976	(4,125)	(3,592)	(11,055)	(4,464)	(4,963)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,737	4,253	1,603	2,250	18,828	22,610
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(349)	(355)	(6,814)	(9,623)	(24,331)	(22,745)
Net Realized Gain	—	(22)	(680)	—	(2,329)	(6,580)
Investment Class:
Net Investment Income	(10,127)	(6,834)	—	—	—	—
Net Realized Gain	—	(477)	—	—	—	—
Adviser Class:
Net Investment Income	—	—	—	—	(54)	(51)
Net Realized Gain	—	—	—	—	(5)	(14)
Total Distributions	(10,476)	(7,688)	(7,494)	(9,623)	(26,719)	(29,390)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	1,777	3,222	96,944	54,663	155,208	128,202
Distributions Reinvested	292	341	7,288	9,092	25,701	28,331
Redeemed	(2,575)	(12,828)	(60,593)	(52,582)	(146,904)	(178,071)
Investment Class:
Subscribed	100,709	170,016	—	—	—	—
Distributions Reinvested	10,127	7,311	—	—	—	—
Redeemed	(273,807)	(8,031)	—	—	—	—
Adviser Class:
Subscribed	—	—	—	—	30	4
Distributions Reinvested	—	—	—	—	54	56
Redeemed	—	—	—	—	(464)	(255)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(163,477)	160,031	43,639	11,173	33,625	(21,733)
Redemption Fees	—	—	—	—	@—	—
Total Increase (Decrease) in Net Assets	(169,216)	156,596	37,748	3,800	25,734	(28,513)
Net Assets:
Beginning of Period	314,237	157,641	157,911	154,111	500,724	529,237
End of Period	$145,021	$314,237	$195,659	$157,911	$526,458	$500,724
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1,693	$1,056	$(191)	$2,361	$7,208	$5,559

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	175	316	9,441	4,781	13,985	11,231
Shares Issued on Distributions Reinvested	29	33	727	775	2,314	2,504
Shares Redeemed	(255)	(1,240)	(5,863)	(4,661)	(13,186)	(15,627)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(51)	(891)	4,305	895	3,113	(1,892)

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets (cont’d)

	Intermediate Duration		International Fixed Income		Investment Grade Fixed
	Portfolio		Portfolio		Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September	September
	30,	30,	30,	30,	30,	30,
	2006	2005	2006	2005	2006	2005
	(000)	(000)	(000)	(000)	(000)	(000)
Investment Class:
Shares Subscribed	9,961	16,593	—	—	—	—
Shares Issued on Distributions Reinvested	1,006	714	—	—	—	—
Shares Redeemed	(27,436)	(776)	—	—	—	—
Net Increase (Decrease) in Investment Class Shares Outstanding	(16,469)	16,531	—	—	—	—
Adviser Class:
Shares Subscribed	—	—	—	—	3	#—
Shares Issued on Distributions Reinvested	—	—	—	—	5	5
Shares Redeemed	—	—	—	—	(43)	(22)
Net Increase (Decrease) in Adviser Class Shares Outstanding	—	—	—	—	(35)	(17)

@               Amount is less than $500.

#                    Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets

			Long Duration
	Limited Duration		Fixed Income	Municipal
	Portfolio		Portfolio	Portfolio
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	September	September	September	September	September
	30,	30,	30,	30,	30,
	2006	2005	2006^	2006	2005
	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$45,797	$30,339	$225	$17,908	$13,776
Net Realized Gain (Loss)	(6,573)	(2,867)	(2)	4,008	1,628
Net Change in Unrealized Appreciation (Depreciation)	4,691	(12,224)	978	9,926	(594)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,915	15,248	1,201	31,842	14,810
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(44,031)	(30,593)	—	(21,892)	(14,606)
Total Distributions	(44,031)	(30,593)	—	(21,892)	(14,606)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	359,275	361,413	24,500	260,411	249,480
Distributions Reinvested	43,998	30,390	—	20,925	12,853
Redeemed	(395,146)	(263,869)	—	(138,164)	(122,184)
Adviser Class:
Subscribed	—	—	500	—	—
Distributions Reinvested	—	—	—	—	—
Redeemed	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	8,127	127,934	25,000	143,172	140,149
Redemption Fees	—	—	—	1	—
Total Increase (Decrease) in Net Assets	8,011	112,589	26,201	153,123	140,353
Net Assets:
Beginning of Period	1,069,956	957,367	—	509,039	368,686
End of Period	$1,077,967	$1,069,956	$26,201	$662,162	$509,039
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$8,572	$4,544	$225	$2,523	$1,447

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	34,896	34,769	2,450	20,547	19,733
Shares Issued on Distributions Reinvested	4,282	2,926	—	1,655	1,017
Shares Redeemed	(38,408)	(25,401)	—	(10,913)	(9,673)
Net Increase (Decrease) in Institutional Class Shares Outstanding	770	12,294	2,450	11,289	11,077
Adviser Class:
Shares Subscribed	—	—	50	—	—
Shares Issued on Distributions Reinvested	—	—	—	—	—
Shares Redeemed	—	—	—	—	—
Net Increase (Decrease) in Adviser Class Shares Outstanding	—	—	50	—	—

^      The Long Duration Fixed Income Portfolio commenced operations on July 21, 2006.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Cash Flows

For the Year Ended September 30, 2006

		Core	Core Plus
		Fixed	Fixed
	Balanced	Income	Income
	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$160,840	$181,557	$3,622,647
Purchases of Investments	(138,756)	(202,965)	(3,412,901)
Proceeds from Sales of Delayed Delivery Commitments	59,457	177,845	301,892
Purchases of Delayed Delivery Commitments	(68,845)	(202,319)	(535,761)
Net (Increase) Decrease in Short-Term Investments	(13,645)	(29,988)	(13,450)
Net Realized Gain (Loss) on Foreign Currency Transactions	(559)	—	21
Net Realized Gain (Loss) on Futures Contracts	69	(1,297)	(11,882)
Net Realized Gain (Loss) on Swap Agreements	635	1,556	19,872
Net Investment Income	5,769	8,949	106,191
Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	54	(211)	(740)
Net Increase (Decrease) in Payables Related to Operations	(1,138)	(3,199)	(37,534)
Accretion/Amortization of Discounts and Premiums	(41)	(167)	(4,053)
Net Cash Provided (Used) in Operating Activities	3,840	(70,239)	34,302
Cash Flows from Financing Activities:
Proceeds from Portfolio Shares Sold	96,629	132,165	630,964
Payment on Portfolio Shares Redeemed	(100,751)	(62,639)	(666,705)
Cash Dividends and Distributions Paid	(11)	(22)	(8,926)
Net Cash Provided (Used) by Financing Activities	(4,133)	69,504	(44,667)
Net Increase (Decrease) in Cash	(293)	(735)	(10,365)
Cash at Beginning of Period	376	1,076	11,926
Cash at End of Period	$83	$341	$1,561

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Statements of Cash Flows

For the Year Ended September 30, 2006

		Investment
	Intermediate	Grade Fixed	Limited
	Duration	Income	Duration
	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$272,465	$456,963	$725,011
Purchases of Investments	(140,805)	(389,628)	(687,291)
Proceeds from Sales of Delayed Delivery Commitments	21,127	432,689	41,299
Purchases of Delayed Delivery Commitments	(36,934)	(493,456)	(60,893)
Net (Increase) Decrease in Short-Term Investments	50,769	(14,435)	(29,570)
Net Realized Gain (Loss) on Futures Contracts	(3,759)	(3,152)	(807)
Net Realized Gain (Loss) on Swap Agreements	(259)	3,714	(661)
Net Investment Income	10,730	18,318	45,797
Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	711	(129)	491
Net Increase (Decrease) in Payables Related to Operations	(177)	(17,230)	74
Accretion/Amortization of Discounts and Premiums	(1,246)	(430)	2,604
Net Cash Provided (Used) in Operating Activities	172,622	(6,776)	36,054
Cash Flows from Financing Activities:
Proceeds from Portfolio Shares Sold	102,486	155,839	359,883
Payment on Portfolio Shares Redeemed	(276,395)	(147,508)	(395,404)
Cash Dividends and Distributions Paid	(57)	(964)	(33)
Net Cash Provided (Used) by Financing Activities	(173,966)	7,367	(35,554)
Net Increase (Decrease) in Cash	(1,344)	591	500
Cash at Beginning of Period	1,477	—	125
Cash at End of Period	$133	$591	$625

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Balanced Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.95	$10.90	$10.15	$8.78	$10.60
Income (Loss) from Investment Operations
Net Investment Income†	0.25	0.24	0.18	0.21	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.72	1.09	0.78	1.47	(1.75)
Total from Investment Operations	0.97	1.33	0.96	1.68	(1.50)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.28)	(0.21)	(0.31)	(0.32)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$12.63	$11.95	$10.90	$10.15	$8.78
Total Return	8.21%	12.33%	9.49%	19.48%	(14.60)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$256,754	$236,730	$203,889	$262,960	$250,796
Ratio of Expenses to Average Net Assets	0.60%	0.62%	0.62%	0.60%	0.59%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.11%	1.67%	2.17%	2.37%
Portfolio Turnover Rate^	71%	111%	208%	84%	133%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.93	$10.89	$10.13	$8.76	$10.61
Income (Loss) from Investment Operations
Net Investment Income†	0.23	0.22	0.17	0.18	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.72	1.08	0.78	1.48	(1.78)
Total from Investment Operations	0.95	1.30	0.95	1.66	(1.55)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.26)	(0.19)	(0.29)	(0.30)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$12.61	$11.93	$10.89	$10.13	$8.76
Total Return	8.07%	12.09%	9.43%	19.28%	(15.03)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,102	$3,706	$3,117	$8,209	$4,925
Ratio of Expenses to Average Net Assets	0.75%	0.77%	0.77%	0.75%	0.74%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.95%	1.59%	2.02%	2.22%
Portfolio Turnover Rate^	71%	111%	208%	84%	133%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.
^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Balanced Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.93	$10.88	$10.13	$8.77	$10.57
Income (Loss) from Investment Operations
Net Investment Income†	0.22	0.22	0.15	0.18	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.72	1.08	0.78	1.46	(1.74)
Total from Investment Operations	0.94	1.30	0.93	1.64	(1.52)
Distributions from and/or in Excess of:
Net Investment Income	(0.26)	(0.25)	(0.18)	(0.28)	(0.28)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$12.61	$11.93	$10.88	$10.13	$8.77
Total Return	7.96%	12.05%	9.27%	19.12%	(14.76)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$36,870	$37,863	$57,322	$59,254	$51,761
Ratio of Expenses to Average Net Assets	0.85%	0.87%	0.87%	0.85%	0.84%
Ratio of Net Investment Income to Average Net Assets	1.77%	1.90%	1.42%	1.92%	2.12%
Portfolio Turnover Rate^	71%	111%	208%	84%	133%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.
^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Mid Cap Growth Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.54	$18.52	$15.42	$11.65	$14.80
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.09	(0.03)	(0.04)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	5.05	3.14	3.82	(3.10)
Total from Investment Operations	1.67	5.02	3.10	3.77	(3.15)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$25.21	$23.54	$18.52	$15.42	$11.65
Total Return	7.05%#	27.11%	20.10%	32.36%	(21.28)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,001,395	$755,313	$589,479	$559,760	$438,778
Ratio of Expenses to Average Net Assets	0.63%	0.62%	0.63%	0.64%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	(0.12)%	(0.23)%	(0.37)%	(0.35)%
Portfolio Turnover Rate	65%	115%	147%	180%	221%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$22.97	$18.12	$15.13	$11.45	$14.59
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.03	(0.08)	(0.08)	(0.08)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	4.93	3.07	3.76	(3.05)
Total from Investment Operations	1.57	4.85	2.99	3.68	(3.14)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$24.54	$22.97	$18.12	$15.13	$11.45
Total Return	6.79%#	26.77%	19.76%	32.14%	(21.52)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,020,611	$936,566	$728,058	$531,571	$386,206
Ratio of Expenses to Average Net Assets	0.88%	0.87%	0.88%	0.89%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10%	(0.37)%	(0.48)%	(0.62)%	(0.60)%
Portfolio Turnover Rate	65%	115%	147%	180%	221%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.
#

The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments in violation of restrictions. The impact of this reimbursement is not reflected in the total return shown above. With this reimbursement, the total returns for the Institutional and Adviser Classes would have been 7.09% and 6.84%, respectively.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

U.S. Mid Cap Value Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$25.65	$21.13	$18.07	$13.50	$16.91
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.20	0.11	0.12	0.02	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	3.44	4.50	2.99	4.55	(3.38)
Total from Investment Operations	3.64	4.61	3.11	4.57	(3.39)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.09)	(0.05)	—	(0.02)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$29.09	$25.65	$21.13	$18.07	$13.50
Total Return	14.27%	21.86%	17.23%	33.85%	(20.09)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$118,005	$128,084	$246,694	$441,775	$672,507
Ratio of Expenses to Average Net Assets	0.90%	0.87%	0.90%	0.88%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.74%	0.49%	0.57%	0.13%	(0.05)%
Portfolio Turnover Rate	66%	72%	146%	138%	145%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$25.51	$21.00	$17.95	$13.43	$16.83
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.13	0.08	0.08	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.46	4.47	2.99	4.53	(3.37)
Total from Investment Operations	3.59	4.55	3.07	4.52	(3.40)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.04)	(0.02)	—	—
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$28.94	$25.51	$21.00	$17.95	$13.43
Total Return	14.10%	21.67%	17.09%	33.66%	(20.20)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,588	$5,611	$8,886	$13,004	$33,100
Ratio of Expenses to Average Net Assets	1.05%	1.02%	1.05%	1.03%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	0.33%	0.42%	(0.02)%	(0.20)%
Portfolio Turnover Rate	66%	72%	146%	138%	145%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

U.S. Mid Cap Value Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$25.48	$20.99	$17.95	$13.44	$16.87
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.13	0.04	0.07	(0.02)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	3.43	4.47	2.97	4.53	(3.38)
Total from Investment Operations	3.56	4.51	3.04	4.51	(3.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.02)	(0.00)††	—	—
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$28.94	$25.48	$20.99	$17.95	$13.44
Total Return	14.02%	21.52%	16.95%	33.56%	(20.33)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,144	$25,943	$55,340	$84,733	$99,553
Ratio of Expenses to Average Net Assets	1.15%	1.12%	1.15%	1.13%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.48%	0.18%	0.32%	(0.12)%	(0.30)%
Portfolio Turnover Rate	66%	72%	146%	138%	145%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

U.S. Small Cap Value Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$24.41	$22.26	$18.19	$14.04	$15.16
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.09	0.30	0.04	0.03	0.06
Net Realized and Unrealized Gain (Loss) on Investments	3.04	3.93	4.06	4.18	(1.10)
Total from Investment Operations	3.13	4.23	4.10	4.21	(1.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	(0.01)	(0.03)	(0.06)	(0.05)
Net Realized Gain	(1.15)	(2.07)	—	—	(0.03)
Total Distributions	(1.32)	(2.08)	(0.03)	(0.06)	(0.08)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$26.22	$24.41	$22.26	$18.19	$14.04
Total Return	13.42%	19.83%	22.57%	30.09%	(6.97)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$716,208	$355,671	$382,898	$536,620	$588,803
Ratio of Expenses to Average Net Assets	0.81%	0.82%	0.90%	0.89%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%	1.29%	0.18%	0.21%	0.35%
Portfolio Turnover Rate	51%	61%	104%	159%	118%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$24.29	$22.20	$18.16	$14.01	$15.13
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.02	0.24	(0.02)	(0.01)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	3.04	3.92	4.06	4.18	(1.11)
Total from Investment Operations	3.06	4.16	4.04	4.17	(1.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	—	—	(0.02)	(0.00)††
Net Realized Gain	(1.15)	(2.07)	—	—	(0.03)
Total Distributions	(1.26)	(2.07)	—	(0.02)	(0.03)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$26.09	$24.29	$22.20	$18.16	$14.01
Total Return	13.13%	19.49%	22.30%	29.76%	(7.22)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,428	$25,860	$22,530	$64,391	$51,964
Ratio of Expenses to Average Net Assets	1.06%	1.07%	1.15%	1.14%	1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	1.06%	(0.07)%	(0.04)%	0.10%
Portfolio Turnover Rate	51%	61%	104%	159%	118%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Value Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.89	$16.44	$13.64	$10.65	$13.80
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.37	0.33	0.27	0.19	0.16
Net Realized and Unrealized Gain (Loss) on Investments	2.11	1.40	2.79	2.99	(3.14)
Total from Investment Operations	2.48	1.73	3.06	3.18	(2.98)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.28)	(0.26)	(0.19)	(0.17)
Net Realized Gain	(1.32)	—	—	—	—
Total Distributions	(1.70)	(0.28)	(0.26)	(0.19)	(0.17)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$18.67	$17.89	$16.44	$13.64	$10.65
Total Return	14.68%	10.55%	22.56%	30.19%	(21.93)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$307,331	$293,426	$275,494	$363,636	$456,996
Ratio of Expenses to Average Net Assets	0.65%	0.60%	0.63%	0.63%	0.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.07%	1.88%	1.75%	1.57%	1.09%
Portfolio Turnover Rate	26%	38%	95%	65%	42%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.91	$16.46	$13.65	$10.65	$13.80
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.34	0.31	0.25	0.17	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.11	1.39	2.79	3.00	(3.15)
Total from Investment Operations	2.45	1.70	3.04	3.17	(3.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.25)	(0.23)	(0.17)	(0.14)
Net Realized Gain	(1.32)	—	—	—	—
Total Distributions	(1.67)	(0.25)	(0.23)	(0.17)	(0.14)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$18.69	$17.91	$16.46	$13.65	$10.65
Total Return	14.48%	10.38%	22.37%	30.06%	(22.06)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,334	$58,236	$38,742	$26,169	$19,440
Ratio of Expenses to Average Net Assets	0.80%	0.75%	0.78%	0.78%	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.92%	1.73%	1.60%	1.42%	0.94%
Portfolio Turnover Rate	26%	38%	95%	65%	42%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Value Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.86	$16.42	$13.62	$10.63	$13.78
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.33	0.29	0.23	0.16	0.12
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.38	2.79	2.99	(3.14)
Total from Investment Operations	2.43	1.67	3.02	3.15	(3.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.33)	(0.23)	(0.22)	(0.16)	(0.13)
Net Realized Gain	(1.32)	—	—	—	—
Total Distributions	(1.65)	(0.23)	(0.22)	(0.16)	(0.13)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$18.64	$17.86	$16.42	$13.62	$10.63
Total Return	14.38%	10.24%	22.28%	29.87%	(22.17)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$187,718	$1,113,274	$943,182	$622,230	$534,668
Ratio of Expenses to Average Net Assets	0.87%	0.85%	0.88%	0.88%	0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.84%	1.63%	1.50%	1.32%	0.84%
Portfolio Turnover Rate	26%	38%	95%	65%	42%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Core Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.09	$11.26	$11.26	$11.46	$11.15
Income (Loss) from Investment Operations
Net Investment Income†	0.40	0.40	0.33	0.32	0.44
Net Realized and Unrealized Gain (Loss) on Investments	0.00 ††	0.07	0.14	0.19	0.42
Total from Investment Operations	0.40	0.47	0.47	0.51	0.86
Distributions from and/or in excess of:
Net Investment Income	(0.57)	(0.45)	(0.47)	(0.51)	(0.55)
Net Realized Gain	(0.12)	(0.19)	—	(0.20)	—
Total Distributions	(0.69)	(0.64)	(0.47)	(0.71)	(0.55)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$10.80	$11.09	$11.26	$11.26	$11.46
Total Return	3.79%	4.35%	4.33%	4.61%	7.98%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$299,997	$220,350	$226,555	$320,036	$310,546
Ratio of Expenses to Average Net Assets (1)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	3.71%	3.62%	2.94%	2.82%	3.89%
Portfolio Turnover Rate^	139%	236%	371%	109%	86%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	0.56%	0.53%	0.52%	0.51%	0.53%
Net Investment Income to Average Net Assets	3.65%	3.59%	2.92%	2.81%	3.86%

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.03	$11.21	$11.22	$11.42	$11.10
Income (Loss) from Investment Operations
Net Investment Income†	0.37	0.37	0.30	0.29	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.06	0.14	0.19	0.43
Total from Investment Operations	0.38	0.43	0.44	0.48	0.84
Distributions from and/or in excess of:
Net Investment Income	(0.55)	(0.42)	(0.45)	(0.48)	(0.52)
Net Realized Gain	(0.12)	(0.19)	0.00	(0.20)	—
Total Distributions	(0.67)	(0.61)	(0.45)	(0.68)	(0.52)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$10.74	$11.03	$11.21	$11.22	$11.42
Total Return	3.55%	4.01%	4.12%	4.28%	7.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,812	$9,954	$9,564	$10,585	$9,054
Ratio of Expenses to Average Net Assets (2)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets (2)	3.43%	3.37%	2.69%	2.57%	3.64%
Portfolio Turnover Rate^	139%	236%	371%	109%	86%

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	0.81%	0.78%	0.77%	0.76%	0.78%
Net Investment Income to Average Net Assets	3.37%	3.34%	2.67%	2.56%	3.61%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.
^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements

2006 Annual Report

September 30, 2006

Financial Highlights

Core Plus Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.69	$11.69	$11.71	$11.82	$11.84
Income (Loss) from Investment Operations
Net Investment Income†	0.48	0.47	0.38	0.40	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	0.08	0.17	0.31	0.17
Total from Investment Operations	0.46	0.55	0.55	0.71	0.72
Distributions from and/or in Excess of:
Net Investment Income	(0.63)	(0.55)	(0.57)	(0.67)	(0.74)
Net Realized Gain	—	—	—	(0.15)	—
Total Distributions	(0.63)	(0.55)	(0.57)	(0.82)	(0.74)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$11.52	$11.69	$11.69	$11.71	$11.82
Total Return	4.13%	4.84%	4.80%	6.24%	6.30%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,314,052	$2,102,609	$2,120,149	$2,600,453	$3,883,346
Ratio of Expenses to Average Net Assets	0.44%	0.45%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	4.24%	4.04%	3.29%	3.39%	4.69%
Portfolio Turnover Rate^	142%	180%	334%	92%	110%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.68	$11.69	$11.71	$11.81	$11.84
Income (Loss) from Investment Operations
Net Investment Income†	0.45	0.45	0.36	0.37	0.53
Net Realized and Unrealized Gain (Loss) on Investments	(0.00)††	0.07	0.17	0.33	0.16
Total from Investment Operations	0.45	0.52	0.53	0.70	0.69
Distributions from and/or in Excess of:
Net Investment Income	(0.61)	(0.53)	(0.55)	(0.65)	(0.72)
Net Realized Gain	—	—	—	(0.15)	—
Total Distributions	(0.61)	(0.53)	(0.55)	(0.80)	(0.72)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$11.52	$11.68	$11.69	$11.71	$11.81
Total Return	4.04%	4.61%	4.73%	6.07%	6.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$142,990	$310,592	$146,146	$114,509	$83,308
Ratio of Expenses to Average Net Assets	0.59%	0.60%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets	3.96%	3.89%	3.14%	3.24%	4.54%
Portfolio Turnover Rate^	142%	180%	334%	92%	110%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.
^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Core Plus Fixed Income Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.67	$11.68	$11.70	$11.81	$11.83
Income (Loss) from Investment Operations
Net Investment Income†	0.46	0.44	0.35	0.36	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	0.07	0.17	0.32	0.15
Total from Investment Operations	0.43	0.51	0.52	0.68	0.67
Distributions from and/or in Excess of:
Net Investment Income	(0.60)	(0.52)	(0.54)	(0.64)	(0.69)
Net Realized Gain	—	—	—	(0.15)	—
Total Distributions	(0.60)	(0.52)	(0.54)	(0.79)	(0.69)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$11.50	$11.67	$11.68	$11.70	$11.81
Total Return	3.97%	4.49%	4.57%	5.99%	6.01%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$126,683	$112,716	$114,841	$211,260	$200,034
Ratio of Expenses to Average Net Assets	0.69%	0.70%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	4.00%	3.79%	3.04%	3.14%	4.44%
Portfolio Turnover Rate^	142%	180%	334%	92%	110%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.
^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Equities Plus Portfolio

	Institutional Class
	Period from
	April 26, 2006^ to
Selected Per Share Data and Ratios	September 30, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.07
Total from Investment Operations	0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$10.22
Total Return	2.93	%‡
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,093
Ratio of Expenses to Average Net Assets (1)	0.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	4.97	%*
Portfolio Turnover Rate	9	%‡

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	1.06	%*
Net Investment Income (loss) to Average Net Assets	4.53	%*

	Adviser Class
	Period from
	April 26, 2006^ to
Selected Per Share Data and Ratios	September 30, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.08
Total from Investment Operations	0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$10.22
Total Return	2.79	%‡
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$511
Ratio of Expenses to Average Net Assets (2)	0.85	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	4.71	%*
Portfolio Turnover Rate	9	%‡

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	1.31	%*
Net Investment Income (loss) to Average Net Assets	4.26	%*

^                  Commencement of operations

†                  Per share amount is based on average shares outstanding.

‡                  Not annualized

*                 Annualized

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

High Yield Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$5.40	$5.59	$5.30	$4.41	$5.75
Income (Loss) from Investment Operations
Net Investment Income†	0.38	0.40	0.42	0.43	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)	(0.15)	0.20	0.77	(1.16)
Total from Investment Operations	0.30	0.25	0.62	1.20	(0.62)
Distributions from and/or in Excess of:
Net Investment Income	(0.40)	(0.44)	(0.33)	(0.31)	(0.72)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$5.30	$5.40	$5.59	$5.30	$4.41
Total Return	6.03%	4.63%	12.11%	28.68%	(12.33)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$226,162	$195,880	$314,440	$330,990	$366,956
Ratio of Expenses to Average Net Assets	0.61%	0.62%	0.61%	0.61%	0.59%
Ratio of Net Investment Income to Average Net Assets	7.23%	7.37%	7.70%	9.05%	10.13%
Portfolio Turnover Rate	58%	55%	89%	97%	79%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$5.45	$5.62	$5.31	$4.41	$5.75
Income (Loss) from Investment Operations
Net Investment Income†	0.38	0.40	0.41	0.45	0.53
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)	(0.16)	0.21	0.76	(1.16)
Total from Investment Operations	0.30	0.24	0.62	1.21	(0.63)
Distributions from and/or in Excess of:
Net Investment Income	(0.33)	(0.41)	(0.31)	(0.31)	(0.71)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$5.42	$5.45	$5.62	$5.31	$4.41
Total Return	5.92%	4.43%	12.07%	28.69%	(12.54)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$896	$1,192	$1,129	$1,329	$6,890
Ratio of Expenses to Average Net Assets	0.76%	0.77%	0.76%	0.76%	0.74%
Ratio of Net Investment Income to Average Net Assets	7.10%	7.20%	7.55%	8.90%	9.98%
Portfolio Turnover Rate	58%	55%	89%	97%	79%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

High Yield Portfolio

	Adviser Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$5.42	$5.60	$5.31	$4.40	$5.72
Income (Loss) from Investment Operations
Net Investment Income†	0.37	0.39	0.40	0.42	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)	(0.14)	0.21	0.78	(1.15)
Total from Investment Operations	0.28	0.25	0.61	1.20	(0.61)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.43)	(0.32)	(0.29)	(0.71)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$5.32	$5.42	$5.60	$5.31	$4.40
Total Return	5.51%	4.52%	11.86%	28.54%	(12.24)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,391	$6,349	$17,923	$13,936	$13,178
Ratio of Expenses to Average Net Assets	0.86%	0.87%	0.86%	0.86%	0.84%
Ratio of Net Investment Income to Average Net Assets	7.00%	7.11%	7.45%	8.80%	9.88%
Portfolio Turnover Rate	58%	55%	89%	97%	79%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Intermediate Duration Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.22	$10.40	$10.49	$10.71	$10.37
Income (Loss) from Investment Operations
Net Investment Income†	0.42	0.37	0.32	0.28	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)	(0.16)	(0.01)	0.14	0.43
Total from Investment Operations	0.34	0.21	0.31	0.42	0.82
Distributions from and/or in Excess of:
Net Investment Income	(0.39)	(0.36)	(0.40)	(0.36)	(0.48)
Net Realized Gain	—	(0.03)	—	(0.28)	—
Total Distributions	(0.39)	(0.39)	(0.40)	(0.64)	(0.48)
Net Asset Value, End of Period	$10.17	$10.22	$10.40	$10.49	$10.71
Total Return	3.33%	2.22%	3.06%	4.12%	8.12%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,823	$9,393	$18,828	$23,991	$63,912
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.53%	0.54%	0.54%
Ratio of Net Investment Income to Average Net Assets	4.20%	3.59%	3.07%	2.63%	3.73%
Portfolio Turnover Rate^	70%	146%	211%	89%	61%

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.19	$10.37	$10.46	$10.68	$10.35
Income (Loss) from Investment Operations
Net Investment Income†	0.39	0.33	0.30	0.26	0.37
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	(0.13)	(0.01)	0.15	0.43
Total from Investment Operations	0.32	0.20	0.29	0.41	0.80
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.35)	(0.38)	(0.35)	(0.47)
Net Realized Gain	—	(0.03)	—	(0.28)	—
Total Distributions	(0.38)	(0.38)	(0.38)	(0.63)	(0.47)
Net Asset Value, End of Period	$10.13	$10.19	$10.37	$10.46	$10.68
Total Return	3.19%	1.99%	2.86%	3.97%	8.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$136,198	$304,844	$138,813	$99,441	$58,092
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.68%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	3.87%	3.22%	2.92%	2.48%	3.58%
Portfolio Turnover Rate^	70%	146%	211%	89%	61%

†	Per share amount is based on average shares outstanding.
^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

International Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.81	$11.24	$11.92	$9.88	$8.96
Income (Loss) from Investment Operations
Net Investment Income	0.21 †	0.25 †	0.28 †	0.38 †	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	0.63	1.66	0.53
Total from Investment Operations	0.10	0.26	0.91	2.04	0.92
Distributions from and/or in Excess of:
Net Investment Income	(0.51)	(0.69)	(1.59)	—	—
Net Realized Gain	(0.05)	—	—	—	—
Total Distributions	(0.56)	(0.69)	(1.59)	—	—
Net Asset Value, End of Period	$10.35	$10.81	$11.24	$11.92	$9.88
Total Return	1.12%	1.81%	7.95%	20.65%	10.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$195,659	$157,911	$154,111	$114,932	$94,474
Ratio of Expenses to Average Net Assets	0.60%	0.55%	0.56%	0.56%	0.60%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.17%	2.52%	3.51%	3.44%
Portfolio Turnover Rate	69%	38%	15%	41%	38%

†                  Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements

2006 Annual Report

September 30, 2006

Financial Highlights

Investment Grade Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.42	$11.57	$11.54	$11.57	$11.32
Income (Loss) from Investment Operations
Net Investment Income†	0.41	0.42	0.34	0.34	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.00)††	0.06	0.14	0.23	0.39
Total from Investment Operations	0.41	0.48	0.48	0.57	0.86
Distributions from and/or in Excess of:
Net Investment Income	(0.56)	(0.49)	(0.45)	(0.55)	(0.61)
Net Realized Gain	(0.05)	(0.14)	—	(0.05)	—
Total Distributions	(0.61)	(0.63)	(0.45)	(0.60)	(0.61)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$11.22	$11.42	$11.57	$11.54	$11.57
Total Return	3.65%	4.39%	4.36%	4.36%	7.93%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$525,680	$499,534	$527,837	$569,593	$556,252
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.51%	0.51%
Ratio of Net Investment Income to Average Net Assets	3.66%	3.67%	2.94%	2.96%	4.15%
Portfolio Turnover Rate^	154%	240%	332%	81%	93%

	Adviser Class
					May 20,
					2002** to
	Year Ended September 30,				September
Selected Per Share Data and Ratios	2006	2005	2004	2003	30, 2002
Net Asset Value, Beginning of Period	$11.42	$11.56	$11.53	$11.57	$11.18
Income (Loss) from Investment Operations
Net Investment Income†	0.39	0.41	0.32	0.32	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.06	0.14	0.22	0.15
Total from Investment Operations	0.38	0.47	0.46	0.54	0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.54)	(0.47)	(0.43)	(0.53)	(0.10)
Net Realized Gain	(0.05)	(0.14)	—	(0.05)	—
Total Distributions	(0.59)	(0.61)	(0.43)	(0.58)	(0.10)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$11.21	$11.42	$11.56	$11.53	$11.57
Total Return	3.59%	4.23%	4.10%	4.87%	4.40	%‡
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$778	$1,190	$1,400	$1,581	$1,714
Ratio of Expenses to Average Net Assets (1)	0.65%	0.65%	0.65%	0.66%	0.66	%*
Ratio of Net Investment Income to Average Net Assets (1)	3.46%	3.55%	2.79%	2.81%	4.00	%*
Portfolio Turnover Rate^	154%	240%	332%	81%	93	%‡

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived/Reimbursed by Distributor:
Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.76%	0.76	%*
Net Investment Income to Average Net Assets	3.36%	3.45%	2.69%	2.71%	3.90	%*

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.
‡	Not annualized
*	Annualized
**	Initial offering of Adviser Class shares.
^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Limited Duration Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.34	$10.50	$10.65	$10.69	$10.59
Income (Loss) from Investment Operations
Net Investment Income	0.41 †	0.30 †	0.25 †	0.23 †	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	(0.15)	(0.10)	0.05	0.14
Total from Investment Operations	0.39	0.15	0.15	0.28	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.39)	(0.31)	(0.28)	(0.27)	(0.43)
Net Realized Gain	—	—	(0.02)	(0.05)	—
Total Distributions	(0.39)	(0.31)	(0.30)	(0.32)	(0.43)
Net Asset Value, End of Period	$10.34	$10.34	$10.50	$10.65	$10.69
Total Return	3.88%	1.44%	1.47%	2.65%	5.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,077,967	$1,069,956	$957,367	$622,801	$429,937
Ratio of Expenses to Average Net Assets	0.42%	0.42%	0.42%	0.43%	0.44%
Ratio of Net Investment Income to Average Net Assets	3.96%	2.92%	2.36%	2.17%	3.45%
Portfolio Turnover Rate^	64%	66%	135%	68%	72%

†	Per share amount is based on average shares outstanding.
^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Long Duration Fixed Income Portfolio

	Institutional Class
	Period from
	July 21, 2006^ to
Selected Per Share Data and Ratios	September 30, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.39
Total from Investment Operations	0.48
Net Asset Value, End of Period	$10.48
Total Return	4.80	%‡
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,677
Ratio of Expenses to Average Net Assets (1)	0.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	4.66	%*
Portfolio Turnover Rate	7	%‡

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratio Before Expenses Waived/Reimbursed by Advisor:
Expenses to Average Net Assets	1.52	%*
Net Investment Income (loss) to Average Net Assets	3.64	%*

	Adviser Class
	Period from
	July 21, 2006^ to
Selected Per Share Data and Ratios	September 30, 2006
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.39
Total from Investment Operations	0.48
Net Asset Value, End of Period	$10.48
Total Return	4.80	%‡
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$524
Ratio of Expenses to Average Net Assets (2)	0.75	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	4.40	%*
Portfolio Turnover Rate	7	%‡

(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio Before Expenses Waived/Reimbursed by Advisor:
Expenses to Average Net Assets	1.77	%*
Net Investment Income (loss) to Average Net Assets	3.39	%*

^                  Commencement of operations

†                  Per share amount is based on average shares outstanding.

‡                  Not annualized

*                 Annualized

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Financial Highlights

Municipal Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.66	$12.66	$12.53	$12.49	$12.14
Income (Loss) from Investment Operations
Net Investment Income	0.39 †	0.40 †	0.38 †	0.50 †	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.29	0.02	0.14	(0.01)	0.39
Total from Investment Operations	0.68	0.42	0.52	0.49	0.86
Distributions from and/or in Excess of:
Net Investment Income	(0.48)	(0.42)	(0.39)	(0.45)	(0.51)
Redemption Fees	0.00 ††	—	—	—	—
Net Asset Value, End of Period	$12.86	$12.66	$12.66	$12.53	$12.49
Total Return	5.53%	3.38%	4.02%	4.19%	7.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$662,162	$509,039	$368,686	$313,999	$245,257
Ratio of Expenses to Average Net Assets (1)	0.49%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	3.09%	3.12%	3.01%	4.01%	3.70%
Portfolio Turnover Rate^	43%	34%	105%	47%	72%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	0.51%	0.51%	0.52%
Net Investment Income to Average Net Assets	N/A	N/A	3.00%	4.00%	4.14%

†	Per share amount is based on average shares outstanding.
††	Amount is less than $0.005 per share.
^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report

September 30, 2006

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end investment company. The Fund is comprised of eighteen active portfolios. The accompanying financial statements and financial highlights are those of the Balanced, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, Value, Core Fixed Income, Core Plus Fixed Income, Equities Plus, High Yield, Intermediate Duration, International Fixed Income, Investment Grade Fixed Income, Limited Duration, Long Duration Fixed Income and Municipal Portfolios, all of which except the International Fixed Income Portfolio are considered diversified for purposes of the 1940 Act (each referred to as a “Portfolio”). Effective April 26, 2006 and July 21, 2006, Equities Plus and Long Duration Fixed Income Portfolios commenced operations, respectively. The financial statements of the remaining portfolios of the Fund are presented separately.

The Fund offers up to three different classes of shares for certain Portfolios — Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D.

A. Significant Accounting Policies. The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.     Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific security. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees (the “Trustees”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.     Repurchase Agreements: Each Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

3.     Futures: Financial futures contracts (secured by cash and securities deposited with brokers as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations. “Due from (to) Broker” includes initial margin and variation margin, as stated in the Statements of Assets & Liabilities. Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities. Futures contracts involve market risk that may exceed the amounts recognized in the Statements of Assets & Liabilities. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

4.     Securities Sold Short: Each Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5.     Swap Agreements: Each Portfolio (other than the Mid Cap Growth Portfolio) may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counter-party to the agreement, and is included in “Due from (to) Broker” on the Statements of Assets & Liabilities. The following summarizes swaps entered into by the Portfolios:

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statements of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statements of Assets and Liabilities.  Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statements of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded in the Statements of Operations as an adjustment to interest income. The monumentalized portion of this payment is included in “Due from (to) Broker” on the Statements of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statements of Operations. Because there is no organized market for these swap agreements, the unrealized gain/loss reported in the Statements of Assets & Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown in the Statements of Assets & Liabilities.

6.     Structured Investments: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

7.     Delayed Delivery Commitments: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause a Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

8.     Foreign Currency Translation and Foreign Currency Exchange Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Core Fixed Income and Long Duration Fixed Income Portfolios) may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates and, in certain situations, to gain exposure to foreign currencies. Certain Portfolios may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statements of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Certain Portfolios’ net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

9.     Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

10.   Redemption Fees: Shares of the Balanced, Mid Cap Growth, U.S. Mid Cap Value, Value, Core Fixed Income, Core Plus Fixed Income, Equities Plus, Intermediate Duration, Investment Grade Fixed Income, Limited Duration, Long Duration Fixed Income and Municipal Portfolios redeemed within seven days (30 days with respect to the U.S. Small Cap Value, High Yield and International Fixed Income Portfolios) of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect each Portfolio and its shareholders from the effects of short-term trading. These fees, if any, are included on the Statements of Changes in Net Assets.

11.   New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolios, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolios’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolios’ financial statement disclosures.

12.   Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis.

Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

B. Investment Advisory Fees.  Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on the annual percentage rate listed below, to each Portfolio’s average daily net assets for the quarter.

Annual Investment
Portfolio	Advisory Fee
Balanced	0.450%
Mid Cap Growth	0.500%
U.S. Mid Cap Value	0.720% first $1 billion
0.650% over $1 billion
U.S. Small Cap Value	0.670% first $500 million
0.645% next $500 million
0.620% over $1 billion
Value	0.500% first $1 billion
0.450% next $1 billion
0.400% next $1 billion
0.350% over $3 billion
Core Fixed Income	0.375%
Core Plus Fixed Income	0.375% first $1 billion
0.300% over $1 billion
Equities Plus	0.375%
High Yield	0.420% first $500 million
0.345% next $250 million
0.295% next $250 million
0.270% next $1 billion
0.245% next $1 billion
0.220% over $3 billion
Intermediate Duration	0.375%
International Fixed Income	0.375%
Investment Grade Fixed Income	0.375%
Limited Duration	0.300%
Long Duration Fixed Income	0.375%
Municipal	0.375%

With respect to certain portfolios, the Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, so that annual operating expenses will not exceed voluntary expense limitations established for each class of shares as presented in the table below.

Voluntary Expense Limitations
	Institutional	Investment	Adviser
Portfolio	Class	Class	Class

Balanced	—%	—%	—%
Mid Cap Growth	—	—	—
U.S. Mid Cap Value	—	—	—
U.S. Small Cap Value	—	—	—
Value	—	—	—
Core Fixed Income	0.500	0.500	0.750
Core Plus Fixed Income	—	—	—
Equities Plus	0.600	—	0.850
High Yield	—	—	—
Intermediate Duration	—	—	—

Voluntary Expense Limitations
	Institutional	Investment	Adviser
Portfolio	Class	Class	Class
International Fixed Income	—%	—%	—%
Investment Grade Fixed Income	—	—	—
Limited Duration	—	—	—
Long Duration Fixed Income	0.500	—	0.750
Municipal	0.500	—	—

Morgan Stanley Investment Management Limited (“MSIM Limited”) serves as Sub-Adviser to the International Fixed Income Portfolio. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolio, makes certain day-today investment decisions for the Portfolio and places certain of the Portfolio’s purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees.  MS Investment Management (the “Administrator”) also provides the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio’s average daily net assets.

Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Distribution and Shareholder Servicing Fees. Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides certain classes of shares in each Portfolio with distribution and shareholder services, and receives fees in connection with these services, pursuant to a Distribution Plan and a Shareholder Service Plan (the “Plans”) in accordance with Rule 12b-1 under the 1940 Act.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to compensate the Distributor for distribution efforts and/or servicing of accounts. The Adviser Class of shares pays an annual distribution fee of up to 0.25% of average daily net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

shares pays an annual shareholder servicing fee of 0.15% of average daily net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public. The Distributor has voluntarily agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive from the Adviser Class Shares’ average daily net assets for the Investment Grade Fixed Income Portfolio.

E. Custodian Fees.  JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

F. Transfer Agency Fees.  JPMIS serves as transfer agent to the Fund pursuant to a Transfer Agency Agreement.

G. Portfolio Investment Activity.

1.     Purchases and Sales of Securities: For the year ended September 30, 2006, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

	Purchases	Sales
Portfolio	(000)	(000)
Balanced	$180,557	$188,340
Mid Cap Growth	1,489,283	1,292,280
U.S. Mid Cap Value	87,764	132,369
U.S. Small Cap Value	602,462	345,271
Value	193,084	1,207,774
Core Fixed Income	344,423	291,430
Core Plus Fixed Income	3,449,012	3,332,168
Equities Plus	26,120	1,490
High Yield	118,421	109,906
Intermediate Duration	113,715	198,404
International Fixed Income	129,023	101,052
Investment Grade Fixed Income	740,443	709,048
Limited Duration	735,137	700,619
Long Duration Fixed Income	4,680	—
Municipal	305,090	154,179

For the year ended September 30, 2006, purchases and sales of long-term U.S. government securities were:

	Purchases	Sales
Portfolio	(000)	(000)
Balanced	$16,649	$29,492
Core Fixed Income	26,824	45,947
Core Plus Fixed Income	143,702	358,507
High Yield	33,131	16,703
Intermediate Duration	45,592	92,386
International Fixed Income	6,948	—
Investment Grade Fixed Income	71,042	134,202
Limited Duration	—	57,290
Long Duration Fixed Income	21,404	1,713
Municipal	51,857	99,139

2.     Transactions with Affiliates: During the year ended September 30, 2006, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/ dealer.

Broker
Commissions
Portfolio	(000)
Mid Cap Growth	$11
U.S. Mid Cap Value	12
U.S. Small Cap Value	1
Value	2

3.     Swap Agreements:  At September 30, 2006, the following Portfolios had open Swap Agreements:

					Net Unrealized
		Notional			Appreciation
	Termination	Amount			(Depreciation)
Counterparty	Date	(000)	Type Pay	Receive	(000)
Balanced Portfolio
Bank of America	8/15/19	$1,850	ZCS at maturity	compounded 3 month LIBOR	$18
	8/15/19	2,100	ZCS at maturity	compounded 3 month LIBOR	20
Citigroup	2/15/19	1,850	ZCS at maturity	compounded 3 month LIBOR	21
	5/15/19	800	ZCS at maturity	compounded 3 month LIBOR less 7.125 bps	(3)
	11/15/19	300	ZCS at maturity	compounded 3 month LIBOR less 7.9 bps	(3)
	5/15/20	500	ZCS at maturity	compounded 3 month LIBOR less 9.75 bps	11
	5/15/20	1,025	ZCS at maturity	compounded 3 month LIBOR less 3.1 bps	3
	8/15/20	550	ZCS at maturity	compounded 3 month LIBOR less 7.25 bps	(4)
	5/15/21	290	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(7)

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

					Net Unrealized
		Notional			Appreciation
	Termination	Amount			(Depreciation)
Counterparty	Date	(000)	Type Pay	Receive	(000)
Balanced Portfolio (cont’d)
	5/15/21	$310	ZCS at maturity	compounded 3 month LIBOR less 7.75 bps	$(7)
	5/15/21	320	ZCS at maturity	compounded 3 month LIBOR less 7.25 bps	(8)
	5/15/21	400	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(9)
	5/15/21	400	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(8)
	5/15/21	575	ZCS at maturity	compounded 3 month LIBOR less 4.5 bps	1
	5/15/21	575	ZCS at maturity	compounded 3 month LIBOR less 3.0 bps	19
	5/15/21	1,000	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(24)
	5/15/21	1,150	ZCS at maturity	compounded 3 month LIBOR less 3.75 bps	(3)
	5/15/21	2,500	ZCS at maturity	compounded 3 month LIBOR less 8.0 bps	(52)
Credit Suisse First Boston	5/15/16	500	ZCS at maturity	compounded 3 month LIBOR	9
	2/15/17	750	ZCS at maturity	compounded 3 month LIBOR	26
	8/15/18	375	ZCS at maturity	compounded 3 month LIBOR	(6)
	2/15/19	900	ZCS at maturity	compounded 3 month LIBOR	14
	5/15/19	200	ZCS at maturity	compounded 3 month LIBOR	2
	8/15/19	750	ZCS at maturity	compounded 3 month LIBOR	(13)
	8/15/19	750	ZCS at maturity	compounded 3 month LIBOR	(15)
	11/15/19	375	ZCS at maturity	compounded 3 month LIBOR	(8)
	5/15/21	1,725	ZCS at maturity	compounded 3 month LIBOR	(8)
Goldman Sachs	6/20/11	1,400	CDS fixed rate of 0.75%	upon the occurrence of a negative credit event(3)	@—
	2/15/20	310	ZCS at maturity	compounded 3 month LIBOR	(6)
	2/15/20	1,175	ZCS at maturity	compounded 3 month LIBOR	13
	2/15/20	2,550	ZCS at maturity	compounded 3 month LIBOR	28
	5/15/20	950	ZCS at maturity	compounded 3 month LIBOR	16
					17
Core Fixed Income Portfolio
Bank of America	8/15/19	5,650	ZCS at maturity	compounded 3 month LIBOR	54
	8/15/19	10,700	ZCS at maturity	compounded 3 month LIBOR	85
	5/17/21	8,300	ZCS at maturity	compounded 3 month LIBOR	(181)
Citigroup	2/15/19	5,650	ZCS at maturity	compounded 3 month LIBOR	64
	11/15/19	1,150	ZCS at maturity	compounded 3 month LIBOR less 7.9 bps	(13)
	2/15/20	1,325	ZCS at maturity	compounded 3 month LIBOR less 3.1 bps	26
	2/15/20	1,325	ZCS at maturity	compounded 3 month LIBOR less 2.75 bps	24
	5/15/20	1,650	ZCS at maturity	compounded 3 month LIBOR less 6.0 bps	4
	5/15/20	1,750	ZCS at maturity	compounded 3 month LIBOR less 9.75 bps	37
	5/15/20	3,500	ZCS at maturity	compounded 3 month LIBOR less 3.1 bps	9
	5/15/20	9,750	ZCS at maturity	compounded 3 month LIBOR less 5.75 bps	(17)
	8/15/20	2,000	ZCS at maturity	compounded 3 month LIBOR less 7.25 bps	(13)
	5/15/21	1,090	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(27)
	5/15/21	1,150	ZCS at maturity	compounded 3 month LIBOR less 7.75 bps	(25)
	5/15/21	1,190	ZCS at maturity	compounded 3 month LIBOR less 7.25 bps	(30)
	5/15/21	1,500	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(32)
	5/15/21	1,500	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(30)
	5/15/21	2,000	ZCS at maturity	compounded 3 month LIBOR less 8.0 bps	(42)
	5/15/21	2,175	ZCS at maturity	compounded 3 month LIBOR less 4.5 bps	4
	5/15/21	2,200	ZCS at maturity	compounded 3 month LIBOR less 3.0 bps	71
	5/15/21	4,350	ZCS at maturity	compounded 3 month LIBOR less 3.75 bps	(12)
	5/15/21	4,500	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(107)
	5/15/21	6,750	ZCS at maturity	compounded 3 month LIBOR less 4.5bps	284
Credit Suisse First Boston	5/15/16	1,000	ZCS at maturity	compounded 3 month LIBOR	19
	2/15/17	2,000	ZCS at maturity	compounded 3 month LIBOR	70
	8/15/18	1,850	ZCS at maturity	compounded 3 month LIBOR	(30)
	5/15/19	1,000	ZCS at maturity	compounded 3 month LIBOR	13

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

					Net Unrealized
		Notional			Appreciation
	Termination	Amount			(Depreciation)
Counterparty	Date	(000)	Type Pay	Receive	(000)
Core Fixed Income Portfolio (cont’d)
	8/15/19	$2,000	ZCS at maturity	compounded 3 month LIBOR	$(39)
	8/15/19	2,000	ZCS at maturity	compounded 3 month LIBOR	(35)
	2/15/19	2,750	ZCS at maturity	compounded 3 month LIBOR	44
	11/15/19	1,850	ZCS at maturity	compounded 3 month LIBOR	(41)
Goldman Sachs	2/15/21	500	ZCS at maturity	compounded 3 month LIBOR	(1)
	5/15/20	675	ZCS at maturity	compounded 3 month LIBOR	12
	2/15/20	1,100	ZCS at maturity	compounded 3 month LIBOR	12
	2/15/20	1,150	ZCS at maturity	compounded 3 month LIBOR	(8)
	2/15/20	1,175	ZCS at maturity	compounded 3 month LIBOR	13
JPMorgan	3/20/11	1,300	CDS fixed rate of 0.65%	upon the occurrence of a negative credit event(1)	(7)
					155
Core Plus Fixed Income Portfolio
Bank of America	8/15/19	63,850	ZCS at maturity	compounded 3 month LIBOR	614
Citigroup	2/15/19	42,850	ZCS at maturity	compounded 3 month LIBOR	487
	5/15/19	10,200	ZCS at maturity	compounded 3 month LIBOR less 7.125 bps	(37)
	11/15/19	5,000	ZCS at maturity	compounded 3 month LIBOR less 7.9 bps	(56)
	2/15/20	15,250	ZCS at maturity	compounded 3 month LIBOR less 3.1 bps	264
	2/15/20	15,250	ZCS at maturity	compounded 3 month LIBOR less 2.75 bps	276
	2/15/20	53,000	ZCS at maturity	compounded 3 month LIBOR less 4.14 bps	638
	2/15/20	52,000	ZCS at maturity	compounded 3 month LIBOR less 4.882 bps	519
	5/15/20	20,350	ZCS at maturity	compounded 3 month LIBOR less 3.1 bps	55
	5/15/20	22,000	ZCS at maturity	compounded 3 month LIBOR less 9.75 bps	466
	5/15/20	25,725	ZCS at maturity	compounded 3 month LIBOR less 6.0 bps	62
	5/15/20	117,850	ZCS at maturity	compounded 3 month LIBOR less 5.75 bps	(210)
	8/15/20	18,000	ZCS at maturity	compounded 3 month LIBOR less 7.25 bps	(121)
	5/15/21	9,500	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(235)
	5/15/21	9,700	ZCS at maturity	compounded 3 month LIBOR less 7.75 bps	(214)
	5/15/21	10,000	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(239)
	5/15/21	10,440	ZCS at maturity	compounded 3 month LIBOR less 7.25 bps	(265)
	5/15/21	16,000	ZCS at maturity	compounded 3 month LIBOR less 4.5 bps	674
	5/15/21	23,100	ZCS at maturity	compounded 3 month LIBOR less 3.0 bps	750
	5/15/21	23,150	ZCS at maturity	compounded 3 month LIBOR less 4.5 bps	46
	5/15/21	46,300	ZCS at maturity	compounded 3 month LIBOR less 3.75 bps	(126)
	11/15/21	23,150	ZCS at maturity	compounded 3 month LIBOR less 4.5 bps	(150)
	11/15/21	23,150	ZCS at maturity	compounded 3 month LIBOR less 4.25 bps	(156)
Credit Suisse First Boston	5/15/16	25,000	ZCS at maturity	compounded 3 month LIBOR	465
	2/15/17	24,500	ZCS at maturity	compounded 3 month LIBOR	857
	8/15/18	11,500	ZCS at maturity	compounded 3 month LIBOR	(186)
	2/15/19	9,100	ZSC at maturity	compounded 3 month LIBOR	143
	8/15/19	21,000	ZSC at maturity	compounded 3 month LIBOR	(496)
	8/15/19	24,000	ZSC at maturity	compounded 3 month LIBOR	(424)
	11/15/19	11,500	ZCS at maturity	compounded 3 month LIBOR	(256)
	5/15/21	23,100	ZCS at maturity	compounded 3 month LIBOR	368
	5/15/21	69,450	ZCS at maturity	compounded 3 month LIBOR	(719)
Goldman Sachs	3/20/11	7,700	CDS fixed rate of 0.80%	upon the occurrence of a negative credit event(2)	(108)
	6/20/11	50,500	CDS fixed rate of 0.75%	upon the occurrence of a negative credit event(3)	(11)
	2/15/20	7,275	ZCS at maturity	compounded 3 month LIBOR	79
	2/15/20	9,700	ZCS at maturity	compounded 3 month LIBOR	(181)
	2/15/20	17,700	ZCS at maturity	compounded 3 month LIBOR	194
	5/15/20	10,000	ZCS at maturity	compounded 3 month LIBOR	171
	8/15/20	21,000	ZCS at maturity	compounded 3 month LIBOR	384
JPMorgan	3/20/11	7,700	CDS fixed rate of 0.65%	upon the occurrence of a negative credit event(3)	(40)
					3,282

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

					Net Unrealized
		Notional			Appreciation
	Termination	Amount			(Depreciation)
Counterparty	Date	(000)	Type Pay	Receive	(000)
Equities Plus
Goldman Sachs	6/20/07	$65	CDS upon the occurrence of a negative credit event(4)	fixed rate of 2.90%	$1
	6/20/11	65	CDS upon the occurrence of a negative credit event(5)	fixed rate of 3.08%	3
					4
High Yield
Goldman Sachs	3/20/11	1,000	CDS fixed rate of 0.80%	upon the occurrence of a negative credit event(2)	(14)
JPMorgan	3/20/11	1,000	CDS fixed rate of 0.65%	upon the occurrence of a negative credit event(1)	(5)
					(19)
Intermediate Duration Portfolio
JPMorgan	3/20/11	1,100	CDS fixed Rate of 0.65%	upon the occurrence of a negative credit event(1)	(6)

Investment Grade Fixed Income Portfolio
Bank of America	8/15/19	12,000	ZCS at maturity	compounded 3 month LIBOR	136
Citigroup	5/15/19	5,100	ZCS at maturity	compounded 3 month LIBOR less 7.125 bps	(18)
	2/15/19	12,000	ZCS at maturity	compounded 3 month LIBOR	115
	11/15/19	2,000	ZCS at maturity	compounded 3 month LIBOR less 7.9 bps	(23)
	2/15/20	4,600	ZCS at maturity	compounded 3 month LIBOR less 3.1bps	80
	2/15/20	4,600	ZCS at maturity	compounded 3 month LIBOR less 2.75bps	83
	2/15/20	6,425	ZCS at maturity	compounded 3 month LIBOR less 4.882bps	64
	2/15/20	16,100	ZCS at maturity	compounded 3 month LIBOR less 4.14bps	194
	5/15/20	2,950	ZCS at maturity	compounded 3 month LIBOR less 5.75 bps	(5)
	5/15/20	3,425	ZCS at maturity	compounded 3 month LIBOR less 6.0 bps	8
	5/15/20	3,500	ZCS at maturity	compounded 3 month LIBOR less 9.75 bps	74
	5/15/20	6,150	ZCS at maturity	compounded 3 month LIBOR less 3.1 bps	17
	8/15/20	3,400	ZCS at maturity	compounded 3 month LIBOR less 7.25 bps	(23)
	5/15/21	1,850	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(46)
	5/15/21	1,950	ZCS at maturity	compounded 3 month LIBOR less 7.75 bps	(43)
	5/15/21	2,040	ZCS at maturity	compounded 3 month LIBOR less 7.25 bps	(52)
	5/15/21	2,700	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(58)
	5/15/21	2,700	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(54)
	5/15/21	3,475	ZCS at maturity	compounded 3 month LIBOR less 3.0 bps	113
	5/15/21	3,600	ZCS at maturity	compounded 3 month LIBOR less 4.5bps	7
	5/15/21	5,000	ZCS at maturity	compounded 3 month LIBOR less 4.5 bps	210
	5/15/21	5,000	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(119)
	5/15/21	7,200	ZCS at maturity	compounded 3 month LIBOR less 3.75 bps	(20)
	5/15/21	16,000	ZCS at maturity	compounded 3 month LIBOR less 8.0 bps	(333)
Credit Suisse First Boston	2/15/17	5,000	ZCS at maturity	compounded 3 month LIBOR	175
	5/15/16	8,000	ZCS at maturity	compounded 3 month LIBOR	149
	8/15/18	3,950	ZCS at maturity	compounded 3 month LIBOR	(64)
	2/15/19	6,000	ZCS at maturity	compounded 3 month LIBOR	94
	5/15/19	1,000	ZCS at maturity	compounded 3 month LIBOR	13
	8/15/19	4,750	ZCS at maturity	compounded 3 month LIBOR	(92)
	8/15/19	4,750	ZCS at maturity	compounded 3 month LIBOR	(84)
	11/15/19	3,950	ZCS at maturity	compounded 3 month LIBOR	(88)
	5/15/21	10,800	ZCS at maturity	compounded 3 month LIBOR	(124)
Goldman Sachs	3/20/11	1,500	CDS fixed Rate of 0.80%	upon the occurrence of a negative credit event(2)	(21)
	2/15/20	1,950	ZCS at maturity	compounded 3 month LIBOR	(13)
	2/15/20	1,200	ZCS at maturity	compounded 3 month LIBOR	13
	2/15/20	2,550	ZCS at maturity	compounded 3 month LIBOR	28
	5/15/20	675	ZCS at maturity	compounded 3 month LIBOR	12
	8/15/20	11,000	ZCS at maturity	compounded 3 month LIBOR	201
JPMorgan	3/20/11	1,500	CDS fixed Rate of 0.65%	upon the occurrence of a negative credit event(1)	(7)
					499

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

					Net Unrealized
		Notional			Appreciation
	Termination	Amount			(Depreciation)
Counterparty	Date	(000)	Type Pay	Receive	(000)
Limited Duration Portfolio
Citigroup	2/28/07	$30,000	IRS 3 month LIBOR	fixed rate of 3.842%	$(239)
	3/31/07	10,000	IRS 3 month LIBOR	fixed rate of 4.276%	(57)
	9/4/07	16,500	IRS 3 month LIBOR	fixed rate of 4.387%	(155)
	9/19/07	11,000	IRS 3 month LIBOR	fixed rate of 4.25%	(114)
	10/1/07	11,000	IRS 3 month LIBOR	fixed rate of 4.473%	(81)
	10/26/07	21,300	IRS 3 month LIBOR	fixed rate of 4.673%	90
JPMorgan	9/22/08	11,000	IRS 3 month LIBOR	fixed rate of 5.225%	22
					(534)
Municipal Portfolio
Bank of America	8/15/19	10,000	ZCS at maturity	compounded 3 month LIBOR	319
	2/16/21	50,000	ZCS at maturity	compounded 3 month LIBOR	1,552
	2/15/22	7,550	ZCS at maturity	compounded 3 month LIBOR	236
	5/16/22	21,400	ZCS at maturity	compounded 3 month LIBOR	672
Citigroup	2/15/19	10,000	ZCS at maturity	compounded 3 month LIBOR	336
	5/15/19	5,000	ZCS at maturity	compounded 3 month LIBOR less 7.125 bps	(18)
	5/15/20	8,000	ZCS at maturity	compounded 3 month LIBOR less 9.75 bps	170
	8/15/20	5,000	ZCS at maturity	compounded 3 month LIBOR less 6.25 bps	(66)
	5/15/21	5,000	ZCS at maturity	compounded 3 month LIBOR less 7.75 bps	(119)
	5/15/21	640	ZCS at maturity	compounded 3 month LIBOR less 7.5 bps	(16)
	5/15/21	700	ZCS at maturity	compounded 3 month LIBOR less 7.25 bps	(18)
	2/15/22	4,000	ZCS at maturity	compounded 3 month LIBOR less 10.0 bps	50
	6/17/23	35,000	IRS fixed rate of 4.396%	compounded 3 month LIBOR	(1,156)
Goldman Sachs	6/20/10	1,000	CDS fixed rate of 0.26%	upon the occurrence of a negative credit event(6)	(5)
	8/15/21	24,500	ZCS at maturity	compounded 3 month LIBOR	921
JPMorgan	12/20/10	1,000	CDS upon the occurrence of a negative credit event(7)	fixed rate of 4.15%	84
Lehman	2/2/15	65,000	IRS fixed rate of 5.10%	compounded 3 month LIBOR	(218)
					$2,724

(1)   Receipt of $1,000,000 or $10,000,000, in the event of a failure to pay or default, respectively, by the issuer of Tyco International Ltd, 2.75% Coupon Bond Maturing 1/15/18.

(2)   Receipt of $1,000,000 or $10,000,000, in the event of a failure to pay or default, respectively, by the issuer of Tyco International Ltd., 6.375% Bond Maturing 10/15/11.

(3)   Receipt of $1,000,000 or $10,000,000, in the event of a failure to pay or default, respectively, by the issuer of Dow Jones CDX, 0.75% Bond Maturing 6/20/11.

(4)   Payment of $1,000,000 or $10,000,000, in the event of a failure to pay or default, respectively, by the issuer of Ford Motor Credit Co., 7.00% Bond Maturing 10/1/13.

(5)   Payment of $1,000,000 or $10,000,000, in the event of a failure to pay or default, respectively, by the issuer of General Motors Acceptance Corp., 6.875% Bond Maturing 8/28/12.

(6)   Receipt of $1,000,000 or $10,000,000, in the event of a failure to pay or default, respectively, by the issuer of Chubb Corp., 6.00% Bond Maturing 11/15/11.

(7)   Payment of $1,000,000 or $10,000,000, in the event of a failure to pay or default, respectively, by the issuer of General Motors Acceptance Corp., 6.875% Bond Maturing 8/28/12.

@	— Value is less than $500.
bps	— Basis Points
CDS	— Credit Default Swap
IRS	— Interest Rate Swap
LIBOR	— London Inter Bank Offer Rate
ZCS	— Zero Coupon Interest Rate Swap

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

H. Securities Lending.  Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The value of loaned securities and related collateral outstanding at September 30, 2006 are as follows:

	Value of
	Loaned	Value of
	Securities	Collateral
Portfolio	(000)	(000)

Balanced	$23,938	$24,417
Value	27,694	28,182
Core Fixed Income	51,935	52,919
Core Plus Fixed Income	586,402	598,341
High Yield	53,779	54,637
Investment Grade Fixed Income	90,047	91,965

The following Portfolios had income from securities lending (after rebates to borrowers and allocation to the securities lending agent):

Net Interest
Earned by
Portfolio
Portfolio	(000)

Balanced	$64
Value	105
Core Fixed Income	60
Core Plus Fixed Income	831
High Yield	150
Investment Grade Fixed Income	120

I. Federal Income Taxes. It is each Portfolio’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly except for those of the Intermediate Duration, Limited Duration and Municipal Portfolios which are declared and paid monthly and those of the International Fixed Income, Mid Cap Growth, U.S. Mid Cap Value and U.S. Small Cap Value Portfolios which are declared and paid annually. Net realized capital gains are distributed at least annually.

The tax character of the Municipal Portfolio’s ordinary income distributions include tax exempt as well as taxable components. The undistributed ordinary income for the Municipal Portfolio includes tax exempt as well as taxable components.

The tax character for distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2006 and 2005 were as follows:

	2006		2005
	Distributions		Distributions
	Paid From:		Paid From:
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gain	Income	Capital Gain
Portfolio	(000)	(000)	(000)	(000)

Balanced	$6,745	$—	$6,214	$—
U.S. Mid Cap Value	1,077	—	1,000	—
U.S. Small Cap Value	9,470	29,317	168	35,235
Value	21,148	105,355	20,460	—
Core Fixed Income	13,189	1,081	13,772	—
Core Plus Fixed Income	137,775	—	114,188	—
Equities Plus	150	—	—	—
High Yield	17,160	—	22,613	—
Intermediate Duration	10,476	—	7,377	311
International Fixed Income	7,333	161	9,623	—
Investment Grade Fixed Income	26,432	287	29,390	—
Limited Duration	44,031	—	30,593	—
Municipal	21,892	—	14,606	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October losses.

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

Permanent differences are generally due to REIT adjustments, foreign currency transactions, swap transactions, distribution reclass, paydown adjustments and in-kind redemptions. These resulted in the following reclassifications among the Portfolios’ components of net assets at September 30, 2006:

	Accumulated
	Undistributed
	(Distributions in
	Excess of) Net	Accumulated Net
	Investment	Realized Gain	Paid-in
	Income (Loss)	(Loss)	Capital
Portfolio	(000)	(000)	(000)
Balanced	$473	$(380)	$(93)
Mid Cap Growth	—	(38,575)	38,575
U.S. Small Cap Value	(43)	86	(43)
Value	—	(80,766)	80,766
Core Fixed Income	3,733	(3,406)	(327)
Core Plus Fixed Income	36,996	(34,107)	(2,889)
Equities Plus	32	(31)	(1)
High Yield	331	4,494	(4,825)
Intermediate Duration	383	(383)	—
International Fixed Income	1,142	(1,142)	—
Investment Grade Fixed Income	7,716	(7,062)	(654)
Limited Duration	2,262	(2,118)	(144)
Municipal	5,060	(4,536)	(524)

At September 30, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
	Income	Capital Gain
Portfolio	(000)	(000)
Balanced	$2,542	$—
Mid Cap Growth	4,668	—
U.S. Mid Cap Value	709	—
U.S. Small Cap Value	13,223	56,717
Value	8,348	47,475
Core Fixed Income	4,343	—
Core Plus Fixed Income	44,807	—
Equities Plus	476	168
High Yield	5,501	—
Intermediate Duration	1,689	—
International Fixed Income	3,975	—
Investment Grade Fixed Income	9,378	—
Limited Duration	8,576	—
Long Duration Fixed Income	258	49
Municipal	2,746	—

At September 30, 2006, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

				Net Unrealized
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Balanced	$291,489	$34,039	$(7,740)	$26,299
Mid Cap Growth	1,764,450	353,729	(99,389)	254,340
U.S. Mid Cap Value	119,289	17,549	(2,925)	14,624
U.S. Small Cap Value	645,222	121,486	(26,146)	95,340
Value	546,400	54,831	(7,779)	47,052
Core Fixed Income	379,013	2,782	(5,955)	(3,173)
Core Plus Fixed Income	3,281,425	37,025	(83,876)	(46,851)
Equities Plus	26,984	79	(78)	1
High Yield	300,994	5,156	(38,031)	(32,875)
Intermediate Duration	148,827	510	(2,205)	(1,695)
International Fixed Income	191,022	5,765	(4,475)	1,290
Investment Grade Fixed Income	658,145	4,915	(10,404)	(5,489)
Limited Duration	1,093,141	1,788	(7,832)	(6,044)
Long Duration Fixed Income	24,965	976	(2)	974
Municipal	634,755	28,693	(3,073)	25,620

At September 30, 2006, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date September 30,
	(000)
Portfolio	2007	2008	2009	2010

Balanced	$—	$—	$—	$824
Mid Cap Growth	—	—	—	487,230
U.S. Mid Cap Value	—	—	—	14,755
Core Fixed Income	—	—	—	—
Core Plus Fixed Income	—	—	—	—
High Yield	718	12,236	26,962	20,212
Intermediate Duration	—	—	—	—
Investment Grade Fixed Income	—	—	—	—
Limited Duration	—	—	—	—
Municipal	—	—	—	—

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

	Expiration Date September 30,
	(000)
Portfolio	2011	2012	2013	2014	Total

Balanced	$40,947	$—	$—	$—	$41,771
Mid Cap Growth	303,325	—	—	—	790,555
U.S. Mid Cap Value	157,636	—	—	—	172,391
Core Fixed Income	—	—	—	708	708
Core Plus Fixed Income	36,930	—	—	7,135	44,065
High Yield	183,778	205,458	11,840	874	462,078
Intermediate Duration	—	—	673	1,559	2,232
Investment Grade Fixed Income	—	—	—	881	881
Limited Duration	—	—	8,253	8,229	16,482
Municipal	—	238	1,045	—	1,283

In addition to the $462,078,000 in unused capital losses attributed to the High Yield Portfolio in the table above, approximately $61,138,000 has been brought forward as a result of the Portfolio’s merger with the MSIF High Yield II Portfolio. The utilization of the capital loss carryforward in subsequent years may be limited pursuant to sections 382 and 383 of the Internal Revenue Code. This acquired capital loss carryforward is expected to expire between 2007-2014.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended September 30, 2006, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Capital Loss
Carryforward
Utilized
Portfolio	(000)
Balanced	$22,763
Mid Cap Growth	112,243
U.S. Mid Cap Value	21,792
Municipal	1,476

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2006, the following Portfolios elected to defer capital and currency losses occurring between November 1, 2005 and September 30, 2006 up to the following amounts:

	Post-October
	Capital	Currency
	Losses	Losses
Portfolio	(000)	(000)
Balanced	$—	$693
Core Plus Fixed Income	18,017	—
High Yield	3,848	—
Intermediate Duration	5,599	—
International Fixed Income	180	—
Limited Duration	8,124	—
Municipal	747	—

For the year ended September 30, 2006, the Mid Cap Growth and Value Portfolios realized gains from in-kind redemptions of $38,575,000 and $84,402,000, respectively. The gains are not taxable income to the Portfolios.

J. Contractual Obligations. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Payment by Affiliate.  During the year ended September 30, 2006, the Adviser to the Mid Cap Growth Portfolio had purchased a security which did not comply with Rule 12(d) (3)(1) of the Investment Company Act. This security was sold in order to bring the Portfolio back into compliance with Rule 12(d)(3)(1), and the Portfolio realized a loss of $295,392 in connection with this sale. Subsequent to this transaction, the Adviser made a payment to the Portfolio in the amount of $295,392 in order to make the Portfolio “whole” relative to the loss it had incurred.

L. Other.  The High Yield Portfolio’s net assets are substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect an issuer’s ability to make payments of income and principal on these securities and ultimately impact their valuation.

A portion of the securities of the Municipal Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At September 30, 2006, approximately 79.6% of the net assets of the Municipal Portfolio are covered by such insurance. Listed below are the insurers that insure obligations constituting more than 10% of the Portfolio’s net assets:

% of
Portfolio’s
Insurers	Net Assets
MBIA	23.7%
AMBAC	20.5
FGIC	13.7
FSA	13.4

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

At September 30, 2006, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

	Percentage of Ownership
	Institutional	Investment	Adviser
Portfolio	Class	Class	Class

Balanced	79.2%	98.5%	97.5%
Mid Cap Growth	52.0	—	86.4
U.S. Mid Cap Value	60.9	85.8	67.1
U.S. Small Cap Value	89.6	—	85.8
Value	54.7	100.0	94.0
Core Fixed Income	85.2	—	100.0
Core Plus Fixed Income	46.9	96.0	91.5
Equities Plus	—	—	—
High Yield	77.3	100.0	66.8
Intermediate Duration	89.3	100.0	—
International Fixed Income	83.3	—	—
Investment Grade Fixed Income	79.4	—	23.9
Limited Duration	92.4	—	—
Long Duration Fixed Income	—	—	—
Municipal	62.7	—	—

M. Supplemental Proxy Information (unaudited).  On August 1, 2006, a Special Meeting of Shareholders of the Fund was scheduled in order to vote on the proposals set forth below. In the case of certain proposals listed below the quorum necessary in order to hold the meeting was not obtained, and, therefore, the meeting was adjourned several times, most recently until November 30, 2006, to permit further solicitation of proxies.

(1) Election of Trustees:

	For	Withhold	Abstain	BNV*

Frank L. Bowman	671,733,408	3,030,768	0	0
Kathleen A. Dennis	671,742,645	3,021,531	0	0
Michael F. Klein	671,735,323	3,028,853	0	0
W. Allen Reed	671,735,527	3,028,649	0	0

(2) Modify fundamental policy regarding diversification:

Portfolio	For	Withhold	Abstain	BNV*

Balanced(1)	17,838,349	137,023	15,912	719,838
Core Fixed Income(2)	10,724,987	226,572	381,573	332,223
Core Plus Fixed Income(1)	119,842,819	550,386	1,889,342	33,820,656
Equities Plus(1)	2,500,000	0	0	0
High Yield(2)	20,476,915	307,706	793,831	3,543,134
Intermediate Duration(1)	13,249,456	0	0	383,965
International Fixed Income(4)	N/A	N/A	N/A	N/A
Investment Grade Fixed Income(1)	23,880,807	122,354	107,394	8,731,389
Limited Duration(3)	N/A	N/A	N/A	N/A
Mid Cap Growth(3)	N/A	N/A	N/A	N/A
Municipal(1)	28,881,124	100,280	149,072	14,633,304
U.S. Mid Cap Value(4)	N/A	N/A	N/A	N/A
U.S. Small Cap Value(4)	N/A	N/A	N/A	N/A
Value(5)	17,190,204	749,716	264,009	7,042,784

(3) Modify fundamental policy regarding borrowing money:

Portfolio	For	Withhold	Abstain	BNV*

Balanced(1)	17,777,543	188,561	25,180	719,838
Core Fixed Income(2)	10,623,864	309,756	399,512	332,223
Core Plus Fixed Income(1)	116,050,381	4,327,100	1,905,066	33,820,656
Equities Plus(1)	2,500,000	0	0	0
High Yield(2)	20,283,674	472,321	822,457	3,543,134
Intermediate Duration(1)	13,249,456	0	0	383,965
International Fixed Income(4)	N/A	N/A	N/A	N/A
Investment Grade Fixed Income(1)	23,847,806	147,115	115,634	8,731,389
Limited Duration(3)	N/A	N/A	N/A	N/A
Mid Cap Growth(3)	N/A	N/A	N/A	N/A
Municipal(1)	28,819,087	148,410	162,979	14,633,304
U.S. Mid Cap Value(4)	N/A	N/A	N/A	N/A
U.S. Small Cap Value(4)	N/A	N/A	N/A	N/A
Value(5)	16,584,139	1,314,381	305,409	7,042,784

(4) Modify fundamental policy regarding loans:

Portfolio	For	Withhold	Abstain	BNV*

Balanced(1)	17,802,170	156,719	32,395	719,838
Core Fixed Income(2)	10,631,731	299,226	402,175	332,223
Core Plus Fixed Income(1)	120,020,246	671,687	1,590,614	33,820,656
Equities Plus(1)	2,500,000	0	0	0
High Yield(2)	20,308,906	449,969	819,577	3,543,134
Intermediate Duration(1)	13,249,456	0	0	383,965
International Fixed Income(4)	N/A	N/A	N/A	N/A
Investment Grade Fixed Income(1)	23,849,541	139,956	121,058	8,731,389
Limited Duration(3)	N/A	N/A	N/A	N/A
Mid Cap Growth(3)	N/A	N/A	N/A	N/A
Municipal(1)	28,797,169	156,089	177,218	14,633,304
U.S. Mid Cap Value(4)	N/A	N/A	N/A	N/A
U.S. Small Cap Value(4)	N/A	N/A	N/A	N/A
Value(5)	16,960,614	828,178	415,137	7,042,784

(5) Modify fundamental policy regarding investment in commodities, commodity contracts and futures contracts:

Portfolio	For	Withhold	Abstain	BNV*

Balanced(1)	17,814,067	142,241	34,976	719,838
Core Fixed Income(2)	10,658,270	263,352	411,510	332,223
Core Plus Fixed Income(1)	119,722,135	966,729	1,593,684	33,820,656
Equities Plus(1)	2,500,000	0	0	0
High Yield(2)	20,351,266	358,714	868,472	3,543,134
Intermediate Duration(1)	13,249,456	0	0	383,965
International Fixed Income(4)	N/A	N/A	N/A	N/A
Investment Grade Fixed Income(1)	23,857,112	136,519	116,924	8,731,389
Limited Duration(3)	N/A	N/A	N/A	N/A
Mid Cap Growth(3)	N/A	N/A	N/A	N/A
Municipal(1)	28,818,810	150,367	161,299	14,633,304
U.S. Mid Cap Value(4)	N/A	N/A	N/A	N/A
U.S. Small Cap Value(4)	N/A	N/A	N/A	N/A
Value(5)	16,539,818	1,324,164	339,947	7,042,784

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

(6) Modify fundamental policy regarding issuance of senior securities:

Portfolio	For	Withhold	Abstain	BNV*

Balanced(1)	17,823,061	142,830	25,393	719,838
Core Fixed Income(2)	10,691,481	233,477	408,174	332,223
Core Plus Fixed Income(1)	120,130,365	569,756	1,582,427	33,820,656
Equities Plus(1)	2,500,000	0	0	0
High Yield(2)	20,352,976	357,754	867,722	3,543,134
Intermediate Duration(1)	13,249,456	0	0	383,965
International Fixed Income(4)	N/A	N/A	N/A	N/A
Investment Grade Fixed Income(1)	23,872,819	128,161	109,575	8,731,389
Limited Duration(3)	N/A	N/A	N/A	N/A
Mid Cap Growth(3)	N/A	N/A	N/A	N/A
Municipal(1)	28,873,636	121,449	135,391	14,633,304
U.S. Mid Cap Value(4)	N/A	N/A	N/A	N/A
U.S. Small Cap Value(4)	N/A	N/A	N/A	N/A
Value(5)	17,150,344	755,629	297,956	7,042,784

(1) Meeting was held on August 1, 2006.

(2) Meeting was held on September 27, 2006.

(3) Meeting was held on October 30, 2006.

(4) Meeting was adjourned to November 30, 2006.

(5) Meeting was held on August 23, 2006.

* Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

N. Subsequent Event.  On August 29, 2006, the Trustees of the High Yield Portfolio approved a 2 for 1 reverse stock split which will be effected after the close of business on November 10, 2006. The reverse stock split will have no impact on the overall value of a shareholder’s investment in the Portfolio.

2006 Annual Report

September 30, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Balanced Portfolio, Mid Cap Growth Portfolio, U.S. Mid Cap Value Portfolio, U.S. Small Cap Value Portfolio, Value Portfolio, Core Fixed Income Portfolio (formerly U.S. Core Fixed Income Portfolio), Core Plus Fixed Income Portfolio, Equities Plus Portfolio, High Yield Portfolio, Intermediate Duration Portfolio, International Fixed Income Portfolio, Investment Grade Fixed Income Portfolio, Limited Duration Portfolio, Long Duration Fixed Income Portfolio, and Municipal Portfolio (the “Funds”) (fifteen of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2006, and the related statements of operations, the statements of cash flows for the Balanced Portfolio, Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio, Intermediate Duration Portfolio, Investment Grade Fixed Income Portfolio, and Limited Duration Portfolio, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned fifteen Funds of Morgan Stanley Institutional Fund Trust at September 30, 2006, the results of their operations, the cash flows for the aforementioned six funds, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2006

2006 Annual Report

September 30, 2006

Federal Income Tax Information: (unaudited)

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

Long-Term
Portfolio	Capital Gain - 20% (000)
U.S. Small Cap Value	$29,317
Value	105,355
Core Fixed Income	1,081
International Fixed Income	161
Investment Grade Fixed Income	287

For the year ended September 30, 2006, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each applicable Portfolio were:

Portfolio	Amount
Balanced	35.3%
U.S. Mid Cap Value	100.0
U.S. Small Cap Value	71.2
Value	93.8
Core Plus Fixed Income	0.6
High Yield	0.2

For the year ended September 30, 2006, the percentage of income earned from direct U.S. Treasury Obligations for each applicable Portfolio was as follows.

Income
Portfolio	Earned (000)
Balanced	29.0%
Core Fixed Income	27.6
Core Plus Fixed Income	35.3
Equities Plus	7.0
High Yield	13.6
Investment Grade Fixed Income	33.8
Intermediate Duration	30.1
International Fixed Income	1.6
Limited Duration	12.0
Long Duration Fixed Income	85.7

For the year ended September 30, 2006, qualified dividend income for each applicable Portfolio totaled:

Qualifying
Dividend
Portfolio	Income (000)
Balanced	$3,388
U.S. Mid Cap Value	1,077
U.S. Small Cap Value	6,948
Value	18,870

For the year ended September 30, 2006, qualified interest income for Balanced Portfolio is $837,000.

For the year ended September 30, 2006, the percentage of exempt interest dividends paid by the Municipal Portfolio is 88.5%.

* The information reported in this notice may differ from the information shareholders receive for the calendar year ending December 31, 2006. Amounts for the calendar year ending December 31, 2006 will be provided with Form 1099-DIV to be mailed on or before January 31, 2007.

2006 Annual Report

September 30, 2006

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	161	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private Investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				175	Director of various business organizations.

Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Closed-End, Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	None.

Edwin J. Garn (74) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility Company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	175

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multi-level marketing); member of the boards of various civic and charitable organizations.

Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	175	Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; director of various other business and charitable organizations.

2006 Annual Report

September 30, 2006

Trustee and Officer Information (cont’d)

Independent Trustees:

Name, Age and Address of Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	175	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairman of the Audit Committee (July 2003-September 2006) and Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	176	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	161	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Board since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006) and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	175	None.

W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161

Director of GMAC (financial services), GMAC Insurance and Temple-Inland Industries (packaging, banking and forest products); member of the Board of Morgan Stanley Capital International Editorial Board; Director of Legg Mason and various investment fund advisory boards.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	176	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2006 Annual Report

September 30, 2006

Trustee and Officer Information (cont’d)

Interested Trustees:

Name, Age and Address of Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	175	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*             This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**      The Fund Complex includes all funds advised by Morgan Stanley Investments LP (“MSI”) that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”. To aid you in obtaining this information on-line, the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2006 Annual Report

September 30, 2006

Trustee and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (67) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J.David Germany (52) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

Dennis F. Shea (53) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (51) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997

Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Adviser and various entities affiliated with the Adviser; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (42) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004

Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997

Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James Garrett (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration; Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (40) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Since March 2003	Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

2006 Annual Report

September 30, 2006

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020

Distributor
Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10166

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http:/www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll-free 1(800) 354-8185 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at http://www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020

Investment Adviser: (610) 940-5000 • MSIF Trust (800) 354-8185

© 2006 Morgan Stanley

IFEQFIANR 9/06 IS06-00961P-Y09/06

Morgan Stanley Investment Management

Morgan Stanley
Institutional Fund Trust

Advisory Portfolios
Advisory
Advisory Foreign Fixed Income
Advisory Foreign Fixed Income II

September 30, 2006

Annual Report

2006 Annual Report

September 30, 2006

Table of Contents

Shareholders’ Letter	2
Investment Advisory Agreement Approval	3
Investment Overviews & Portfolios of Investments
Advisory Portfolios:
Advisory	6
Advisory Foreign Fixed Income	14
Advisory Foreign Fixed Income II	17

Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows	23
Financial Highlights	24
Notes to Financial Statements	27
Report of Independent Registered Public
Accounting Firm	35
Federal Income Tax Information	36
Trustee and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money.

1

2006 Annual Report

September 30, 2006

Shareholders’ Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust’s (the “Fund”) Annual Report for the year ended September 30, 2006. Our Fund currently consists of 18 portfolios. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Sincerely,

Ronald E. Robison
President and Principal Executive Officer

October 2006

2

2006 Annual Report

September 30, 2006

Investment Advisory Agreement Approval (unaudited)

ADVISORY PORTFOLIOS

The Board considered the following with respect to each Portfolio:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser to the extent applicable to the Portfolio. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolios’ Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Portfolios, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed each Portfolio’s performance for the one-, three- and five-year periods ended November 30, 2005, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”) for each Portfolio. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing each Portfolio. With respect to each Portfolio, the Board concluded that the Portfolio’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate paid by each Portfolio under the Management Agreement. With respect to each Portfolio, the Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Portfolios.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

With respect to each Portfolio, the Board reviewed the management fee rate and total expense ratio of the Portfolio as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolios, as shown in the Lipper Reports. The Board concluded that each Portfolio’s management fee rate and total expense ratio were competitive with those of its expense peer group.

3

2006 Annual Report

September 30, 2006

Investment Advisory Agreement Approval (cont’d)

Breakpoints and Economies of Scale

The Board reviewed the structure of each Portfolio’s management fee schedule under the Management Agreement. With respect to the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios, the Board noted that the Portfolios’ management fee schedules do not include any breakpoints. The Board considered that the Portfolios’ assets under management were relatively small. The Board concluded that economies of scale for the Portfolios were not a factor that needed to be considered at the present time.

With respect to the Advisory Portfolio, the Board noted that the Portfolio’s management fee schedule does not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low, so that, in effect, economies of scale were built into each management fee structure.

Profitability of the Adviser and Affiliates

With respect to each Portfolio, the Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with each Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolios.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with each Portfolio and the Morgan Stanley Fund Complex. The Board considered the “float” benefits derived from handling of checks for purchases and sales of Portfolio shares, through a broker-dealer affiliate of the Adviser.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Portfolios and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios. With respect to each Portfolio, the Board noted that the Portfolios invest only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Portfolios’ Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolios and the Adviser

With respect to each Portfolio, the Board also reviewed and considered the historical relationship between each Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios’ operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for each Portfolio to continue its relationship with the Adviser.

4

2006 Annual Report

September 30, 2006

Investment Advisory Agreement Approval (cont’d)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio’s business.

General Conclusion

With respect to each Portfolio, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

5

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Advisory Portfolio

The Advisory Portfolio seeks returns consistent with returns generated by the market for mortgage securities. The Portfolio invests primarily in investment grade mortgage securities of the U.S. Government and private issuers, and in mortgage derivatives. The Portfolio also invests in other U.S. Government securities and investment grade fixed income securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of seven years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in asset- backed securities and may use futures, options, forwards, collateralized mortgage obligations, swaps and other derivatives. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Performance

For the fiscal year ended September 30, 2006, the Portfolio had a total return of 4.76% compared to 4.19% for the Lehman Brothers Mortgage Index (the “Index”).

Factors Affecting Performance

•                  Strong economic data and inflationary pressures stemming from rising oil prices led the Federal Open Market Committee to continue raising the target federal funds rate over the course of the period to 5.25% as of the end of June. As economic growth moderated, consumer spending and housing weakened, and inflation concerns eased, the Fed finally paused in its tightening campaign in August, ending a record two-year run of 17 consecutive rate increases. As a result, short-term interest rates began to decline and the yield curve flattened.

•                  In response to the improved outlook for the fixed-income market, the U.S. bond market rallied in the latter months of the period, posting the best run of positive returns since the Fed began its tightening cycle. As of the end of the period, all fixed-income asset classes posted positive returns.

•                  The Portfolio’s below-Index interest-rate sensitivity was the key driver of performance as interest rates rose throughout most of the period.

•                  An emphasis on higher-coupon mortgage-backed securities (“MBS”), and lower exposure to other mortgage securities, was additive to performance as high-coupon mortgages outperformed equal duration Treasuries for much of the period. When rates declined in the latter months, however, high-coupon, slow-prepaying mortgages underperformed and the Portfolio’s positioning dampened overall performance.

Management Strategies

•                  We continue to maintain a defensive interest rate position in the belief that monetary conditions remain stimulative.

•                  Yield spreads of MBS remain tight relative to Treasuries, and in many cases are below those offered by equal-duration interest-rate swaps. Implied interest-rate volatility remains quite low, suggesting that this is not a good time to “write” or “sell” options (a mortgage investor is implicitly short a call option to the homeowner). With yield spreads and implied volatility at such unattractive levels, we believe it makes more sense to maintain below-benchmark sensitivity to the sector.

•                  Within the MBS market, we believe that higher-coupon MBS continue to offer the best relative value. Additionally, we have also identified pockets of value in many non-Index MBS, including AAA rated and interest-only tranches of mortgage issues backed by option adjustable-rate mortgages.

•                  Agency spreads, where most of the yield spread reflects compensation for liquidity risk, remain unattractive in our view. As a result, we believe that a below-benchmark exposure to the sector is appropriate at this time.

•                  The Portfolio continued to pay fixed rates on selected zero-coupon swaps and receive variable rates from highly-rated counterparties. We believe this strategy will continue to offer value in an environment where liquidity spreads widen.

6

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Advisory Portfolio

*    Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Lehman Brothers Mortgage Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(4)

Portfolio(3)	4.76%	5.27%	6.68%	6.94%
Lehman Brothers Mortgage Index	4.19	4.53	6.29	6.56

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Lehman Brothers Mortgage Index includes GNMA, FNMA and FHLMC pass-through securities with original maturities of 15, 20 and 30 years, as well as balloon mortgages. The Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to agency, program, pass-through coupon and origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. The Index excludes buydown, graduated equity mortgages, project loans, ARMS, non-agency mortgages and CMOs. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on April 12, 1995.
(4)	For comparative purposes, average annual since inception returns listed for the index refer to the inception date or initial offering of the Portfolio, not the inception of the Index.

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006

Actual	$1,000.00	$1,030.50	$0.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.67	0.41

*  Expenses are equal to the Portfolio’s annualized expense ratio of 0.08%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

7

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Advisory Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by investment type, as a percentage of total investments.

*                 Investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

8

2006 Annual Report

September 30, 2006

Portfolio of Investments

Advisory Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (115.3%)
Agency Adjustable Rate Mortgages (1.3%)
Government National Mortgage Association,
Adjustable Rate Mortgages:
4.75%, 7/20/25 - 9/20/27	$4,804	$4,846
5.13%, 10/20/25 - 12/20/27	6,271	6,321
5.38%, 5/20/24 - 2/20/28	28,194	28,480
		39,647
Agency Fixed Rate Mortgages (32.6%)
Federal Home Loan Mortgage Corp., Conventional Pools:
8.00%, 4/1/08 - 7/1/08	15	15
8.25%, 7/1/08	1	1
8.75%, 4/1/08	4	4
9.00%, 10/1/16	21	22
9.50%, 10/1/16 - 3/1/20	1,068	1,160
10.00%, 1/1/09 - 12/1/20	2,642	2,885
10.25%, 1/1/09 - 12/1/11	16	17
10.50%, 11/1/08 - 12/1/20	1,301	1,416
11.00%, 2/1/11 - 9/1/20	751	824
11.25%, 6/1/10 - 12/1/15	10	12
11.50%, 12/1/09 - 9/1/19	503	546
11.75%, 8/1/14 - 4/1/15	37	41
12.00%, 10/1/09 - 2/1/10	656	723
Gold Pools:
5.50%, 7/1/21 - 8/1/21	110,900	110,872
6.00%, 10/1/28 - 12/1/28	540	546
6.50%, 5/1/21 - 11/1/33	6,248	6,387
7.00%, 12/1/26 - 11/1/32	18,800	19,360
7.50%, 2/1/23 - 1/1/34	39,358	40,823
8.00%, 5/1/20 - 12/1/31	18,334	19,285
8.50%, 10/1/10 - 7/1/31	44,367	47,608
9.00%, 10/1/17 - 1/1/31	3,632	3,925
9.50%, 11/1/16 - 12/1/22	1,462	1,588
10.00%, 6/1/17 - 4/1/25	1,065	1,163
10.50%, 7/1/19 - 3/1/21	403	445
11.00%, 7/1/17 - 9/1/20	303	328
11.50%, 1/1/16 - 6/1/20	148	161
12.00%, 6/1/20	375	405
12.50%, 7/1/19	10	11
October TBA
5.50%, 10/1/19	(i)62,500	62,461
Federal National Mortgage Association, Conventional Pools:
2.24%, 4/1/36	33,855	35,259
3.77%, 6/1/34	50	50
4.50%, 8/1/18	402	389
5.50%, 3/1/17	420	421
6.00%, 4/1/13 - 1/1/29	569	576
6.50%, 1/1/24 - 4/1/34	68,171	69,717
7.00%, 6/1/09 - 8/1/36	166,835	171,775
7.50%, 10/1/12 - 4/1/33	76,100	78,799
8.00%, 3/1/07 - 4/1/33	65,515	69,182
8.50%, 5/1/08 - 5/1/32	59,547	64,075
9.00%, 6/1/18 - 4/1/26	1,381	1,487
9.50%, 7/1/16 - 4/1/30	7,770	8,474
10.00%, 9/1/10 - 11/1/25	7,253	7,998
10.50%, 10/1/11 - 6/1/27	$2,033	$2,245
10.75%, 10/1/11	7	8
11.00%, 10/1/13 - 7/1/25	527	584
11.50%, 9/1/11 - 8/1/25	1,014	1,108
12.00%, 1/1/13 - 5/1/20	399	438
12.50%, 2/1/11 - 9/1/15	527	586
11.01%, 5/1/15	10	12
October TBA
7.00%, 10/1/36	(i)61,950	63,634
7.50%, 10/1/35	(i)20,500	21,185
Government National Mortgage Association, Various Pools:
5.50%, 12/15/32	39	38
6.50%, 10/15/10	27	27
7.00%, 7/15/31	183	189
8.50%, 7/15/08 - 3/15/20	1,979	2,117
9.00%, 11/15/16 - 11/15/24	11,365	12,191
9.50%, 7/15/09 - 10/15/24	27,347	29,698
10.00%, 11/15/09 - 2/15/26	40,720	45,270
10.50%, 4/15/13 - 4/15/25	9,032	10,088
11.00%, 12/15/09 - 4/21/21	11,687	12,852
11.50%, 3/15/10 - 11/15/19	747	820
12.00%, 11/15/12 - 5/15/16	1,568	1,753
12.50%, 5/15/10 - 4/15/19	113	126
13.00%, 1/15/11 -5/15/13	103	116
		1,036,321
Asset Backed Corporates (1.8%)
American Express Credit Account Master Trust
5.44%, 9/15/09	(h)1,600	1,602
Bear Stearns Asset Backed Securities, Inc.
5.53%, 9/25/34	(h)256	257
Capital Auto Receivables Asset Trust
5.41%, 1/15/08	(h)350	350
GE Capital Credit Card Master Note Trust
5.37%, 9/15/10	(h)900	901
Harley-Davidson Motorcycle Trust
3.09%, 6/15/10	88	88
MBNA Credit Card Master Note Trust
5.44%, 8/17/09	(h)1,800	1,802
Residential Asset Securities Corp.
5.56%, 6/25/46	(h)37,656	37,658
SLM Student Loan Trust
5.51%, 4/25/13	(h)575	575
TERRA 2006 1A A1
5.46%, 6/15/17	(e)(h)14,712	14,712
		57,945
Collateralized Mortgage Obligations — Agency Collateral Series (4.4%)
Bank of America Funding Corp.
1.89%, 9/20/35	150,464	3,762
Federal Home Loan Mortgage Corp.
Inv Fl IO
0.63%, 3/15/24	44,987	1,089
2.62%, 3/15/32	213	16
2.67%, 3/15/32	338	25
3.25%, 6/15/28	5,581	164
3.65%, 12/15/27	77	@—
3.75%, 9/15/30	2,664	213

The accompanying notes are an integral part of the financial statements.

9

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Advisory Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont’d)
4.20%, 12/15/23	$3,121	$317
20.38%, 11/15/07	24	2
Inv Fl IO PAC
4.85%, 3/15/08	161	4
5.07%, 2/15/08	292	6
Inv Fl IO REMIC
2.75%, 8/15/30	120	5
IO
5.00%, 6/15/17	399	43
5.50%, 1/15/29 - 8/15/30	14,563	1,235
6.00%, 5/1/31	1,566	308
6.50%, 4/1/28 - 5/15/33	2,527	542
7.00%, 6/1/30 - 3/1/32	5,966	1,267
7.50%, 4/1/28 - 9/1/30	3,130	791
8.00%, 10/15/12 - 6/1/31	10,140	2,209
IO PAC
0.48%, 2/25/37	188,971	10,127
1.00%, 2/15/27	5,619	139
6.00%, 4/15/32	427	55
7.00%, 9/15/27	70	14
IO REMIC
10.00%, 5/1/20 - 6/1/20	92	33
PAC
8.55%, 1/15/21	41	41
9.50%, 4/15/20	164	170
9.60%, 4/15/20	146	157
9.90%, 10/15/19	709	749
10.00%, 5/15/20 - 6/15/20	694	728
REMIC
5.25%, 9/15/07	89	89
Federal National Mortgage Association
5.24%, 12/25/08	229	230
6.52%, 7/25/08	7	7
7.00%, 12/1/27 - 7/1/36	71,965	74,072
Inv Fl IO
1.58%, 7/25/34	34,670	926
2.22%, 2/17/31	640	38
2.77%, 12/25/29	145	2
2.87%, 10/25/28	3,990	151
3.22%, 7/18/27	1,104	50
3.68%, 7/25/30 - 8/25/30	2,838	159
3.72%, 11/18/30	1,620	123
3.77%, 10/18/30	440	23
3.78%, 10/25/29	855	29
4.07%, 10/25/07	400	5
Inv Fl IO REMIC
30.76%, 9/25/20	193	317
35.16%, 9/25/22	282	287
IO
5.00%, 2/25/15	645	23
5.50%, 3/25/17 - 6/25/26	1,029	53
6.00%, 8/25/32 - 7/25/33	22,408	4,705
6.50%, 6/1/31 - 6/25/33	26,131	5,674
7.00%, 4/1/32 - 5/25/33	21,396	4,581
7.50%, 4/1/27 - 1/1/32	7,314	1,861
8.00%, 2/1/23 - 12/1/31	30,894	6,855
8.50%, 10/1/24 - 10/1/25	5,679	1,424
9.00%, 11/1/26	$3,008	$738
9.50%, 9/1/18	1	@—
460.80%, 12/25/21	@—	2
809.00%, 6/25/21	@—	1
IO PAC
8.00%, 8/18/27 - 9/18/27	9,313	1,881
1,008.00%, 9/25/20	@—	7
1,158.07%, 7/25/21	@—	5
IO REMIC PAC
8.00%, 8/18/27	1,444	298
PAC
8.50%, 9/25/20	65	70
8.75%, 11/25/19	10	10
Government National Mortgage Association,
Inv Fl IO
2.63%, 9/16/27	90	6
2.67%, 4/16/29	15,032	746
3.22%, 12/16/29	959	80
3.27%, 8/16/29 - 8/16/29	17,838	1,331
3.37%, 5/20/31	3,405	232
GS Mortgage Securities Corp.
IO
2.33%, 8/25/36	(e)(h)102,425	4,144
Kidder Peabody Mortgage Assets Trust, IO
9.50%, 4/22/18	18	4
Lehman Structured Securities Corp., IO
7.00%, 10/26/29	(e)(h)37,795	3,933
		139,383
Collateralized Mortgage Obligations — Non Agency Collateral Series (3.0%)
Countrywide Alternative Loan Trust
Zero Coupon, 3/20/46	(h)205,639	9,940
0.86%, 11/20/35	464,431	11,462
5.72%, 12/20/35	(h)16,845	16,916
1.00%, 9/25/46	327,344	17,336
2.41%, 12/20/35	(e)(h)219,209	11,603
Countrywide Home Loan Mortgage Pass Through Trust
IO
Zero Coupon, 2/25/35	(h)127,409	2,846
Greenpoint Mortgage Funding Trust
Zero Coupon, 6/25/45	(h)111,443	2,994
Harborview Mortgage Loan Trust
IO
1.41%, 5/19/35	(h)230,240	5,611
1.76%, 3/19/37	(h)97,327	4,623
1.77%, 1/19/36	(h)108,273	2,994
1.55%, 10/20/45	(h)115,338	5,460
PO
1/19/36	(h)2,097	421
3/19/37	1	1
10/20/45	@—	@—
Indymac Index Mortgage Loan Trust
IO
0.64%, 7/25/35	(h)144,756	4,749
PO
7/25/35	@—	@—
		96,956

The accompanying notes are an integral part of the financial statements.

10

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Advisory Portfolio

	Face
	Amount	Value
	(000)	(000)
Mortgages — Other (37.9%)
American Express Co.
9.63%, 12/1/12	$ (d)89	$89
American Home Mortgage Assets
5.56%, 5/25/46 - 9/25/46	(h)71,002	71,064
American Housing Trust
9.55%, 9/25/20	890	887
Bear Stearns Mortgage Securities, Inc.
5.52%, 9/25/36	(h)28,625	28,625
5.58%, 7/25/36	(h)31,614	31,614
California Federal Savings & Loan Association
8.80%, 1/25/14	(d)(k)2	2
Countrywide Alternative Loan Trust
5.59%, 11/20/35	(h)24,524	24,626
5.62%, 10/25/35 - 11/20/35	(h)46,218	46,401
6.26%, 2/25/36	(h)39,889	40,302
6.60%, 11/25/35	(h)32,860	33,466
Countrywide Home Loan Mortgage Pass Through Trust
5.63%, 4/25/46	(h)35,205	35,256
Downey Savings & Loan Association Mortgage Loan Trust
5.50%, 3/19/45	(h)37,892	37,915
5.52%, 10/19/36	(h)38,025	38,025
Gemsco Mortgage Pass Through Certificate
8.70%, 11/25/10	(d)(k)23	23
GSR Mortgage Loan Trust
5.52%, 8/25/46	(h)40,786	40,786
Harborview Mortgage Loan Trust
5.56%, 7/20/46	(h)26,831	26,849
5.57%, 3/19/37	(h)27,556	27,611
5.62%, 10/25/36	42,000	42,000
5.62%, 7/19/45	(h)6,964	6,988
5.65%, 8/25/46	(h)37,533	37,533
5.71%, 11/19/35	22,178	22,340
Household Bank
8.24%, 7/1/08	(d)(k)@—	@—
Indymac Index Mortgage Loan Trust
5.56%, 9/25/46	(h)24,406	24,482
5.61%, 7/25/35	(h)6,654	6,694
Lehman XS Trust
5.60%, 11/25/35	(h)39,004	39,220
Luminent Mortgage Capital, Inc.
5.56%, 5/25/46	(h)23,317	23,388
Mastr Adjustable Rate Mortgages Trust
5.58%, 4/25/46	(h)23,423	23,502
Residential Accredit Loans, Inc.
5.59%, 2/25/46	(h)12,301	12,316
5.60%, 2/25/46	(h)13,306	13,307
Ryland Acceptance Corp. IV
6.65%, 7/1/11	518	516
Structured Asset Investment Loan Trust
5.41%, 7/25/36	(h)26,760	26,760
5.50%, 11/25/36	(i)21,050	21,050
5.56%, 7/25/36	(h)18,572	18,572
5.56%, 8/25/36	(h)32,960	33,007
Structured Asset Mortgage Investments, Inc.
5.63%, 5/25/36	(h)19,177	19,244
5.52%, 2/25/36	(h)26,498	26,522
5.60%, 4/25/36	$ (h)48,581	$48,611
5.64%, 2/25/36	(h)53,597	53,791
Wamu Alternative Mortgage Pass-Through Certificates
4.56%, 8/25/46	(h)33,727	33,740
5.50%, 4/25/46 - 5/25/46	(h)58,234	58,196
Washington Mutual, Inc.
5.58%, 12/25/45	(h)18,656	18,715
5.59%, 10/25/44	(h)159	160
5.59%, 10/25/45	(h)22,291	22,349
5.60%, 4/25/45	(h)22,680	22,758
5.62%, 8/25/45	(h)12,667	12,701
5.69%, 7/25/45	(h)19,251	19,347
Zuni Mortgage Loan Trust
5.46%, 7/25/36	(h)33,128	33,104
		1,204,454
U.S. Treasury Securities (34.3%)
U.S. Treasury Strips
IO
4.54%, 2/15/17	(c)65,000	39,989
4.65%, 5/15/16	(c)10,000	6,384
4.80%, 8/15/18	(i)49,250	28,104
4.81%, 8/15/20	(i)68,300	35,305
4.85%, 8/15/19	(i)125,000	67,542
4.86%, 5/15/19	(i)148,300	81,069
4.87%, 11/15/19	(i)88,400	47,145
4.88%, 2/15/20	(c)(i)413,010	217,215
4.90%, 2/15/19	(c)75,000	41,460
4.96%, 5/15/21	(c)530,185	260,886
5.01%, 5/15/20	(c)247,000	127,751
PO
5/15/21	(c)275,650	136,025
		1,088,875
Total Fixed Income Securities (Cost $3,807,595)		3,663,581

	Shares
Preferred Stock (0.9%)
Mortgages — Other
Home Ownership Funding Corp.
13.33% (Cost $26,504)	(e)153	28,028

	No.of
	Contracts
Put Options Purchased (0.0%)
90 Day EuroDollar
6/07 @ $94.25	16	$1,215
6/07 @ $94.50	2,035	330
Total Put Options Purchased (Cost $5,714)		1,545

	Face
	Amount
	(000)
Short-Term Investments (6.3%)
Short-Term Debt Securities held as Collateral on Loaned Securities (4.2%)
Alliance & Leicester plc,
5.32%, 10/10/06	$ (h)3,299	3,299

The accompanying notes are an integral part of the financial statements.

11

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Advisory Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
AmSouth Bank, 5.30%, 10/2/06	$ (h)6,597	$6,597
Bancaja, 5.37%, 1/19/07	(h)1,649	1,649
Bank of America Corp.,
5.31%, 10/2/06	(h)726	726
5.32%, 10/2/06	(h)5,278	5,278
Bank of New York Co., Inc. 5.32%, 10/10/06	(h)1,649	1,649
Bear Stearns & Co., Inc.,
5.37%, 10/16/06	(h)3,299	3,299
5.44%, 10/2/06	(h)3,299	3,299
BNP Paribas plc, 5.36%, 11/20/06	(h)3,299	3,299
CIC, New York, 5.31%, 10/5/06	(h)2,309	2,309
Ciesco LLC, 5.30%, 10/10/06	(h)1,539	1,539
Dekabank Deutsche Girozentrale,
5.51%, 10/19/06	(h)3,365	3,365
Deutsche Bank Securities, Inc.,
5.40%,10/2/06	20,488	20,488
Dexia Bank, New York, 5.33%, 10/2/06	(h)3,298	3,298
Five Finance, Inc., 5.33%, 10/2/06	(h)3,299	3,299
Goldman Sachs Group, Inc.,
5.38%, 10/16/06	(h)1,649	1,649
5.49%, 10/2/06	(h)3,101	3,101
HSBC Finance Corp., 5.32%, 10/6/06	(h)1,649	1,649
Liberty Lighthouse US Capital, 5.33%, 10/2/06	(h)1,649	1,649
Manufacturers & Traders,
5.31%, 10/30/06	(h)990	990
5.32%, 10/19/06	(h)6,597	6,597
Merrill Lynch & Co., 5.46%, 10/26/06	(h)1,734	1,734
Natexis Banques Populaires, New York,
5.35%, 10/2/06	(h)1,649	1,649
National City Bank Cleveland,
5.32%, 10/2/06	(h)4,783	4,782
National Rural Utilities Cooperative
Finance Corp., 5.32%, 10/2/06	(h)6,597	6,597
Nationwide Building Society, 5.42%, 12/28/06	(h)3,826	3,826
Newport Funding Corp., 5.33%, 10/2/06	3,275	3,275
Nordea Bank, New York, 5.31%, 10/2/06	(h)4,948	4,948
Norinchukin Bank, New York,
5.31%, 10/10/06	1,650	1,650
5.33%, 11/1/06	3,299	3,299
Rhein-Man Securitisation Ltd.,
5.30%, 10/5/06	2,358	2,358
5.30%, 10/20/06	657	657
Scaldis Capital LLC, 5.29%, 10/20/06	3,284	3,284
Skandi New York, 5.32%, 10/10/06	(h)3,299	3,299
SLM Corp., 5.33%, 10/20/06	(h)3,299	3,299
Ticonderoga Funding LLC,
5.29%, 10/25/06	657	657
Unicredito Italiano Bank (Ireland) plc,
5.34%,10/10/06	(h)2,309	2,309
Wells Fargo Bank N.A.,
5.30%, 10/2/06	(h)660	660
5.31%, 10/2/06	(h)4,948	4,948
		132,259
Repurchase Agreement (2.0%)
J.P. Morgan Securities, Inc.,
5.25%, dated 9/29/06, due 10/2/06, repurchase price $63,515	(f)63,487	63,487
U.S. Treasury Securities (0.1%)
U.S. Treasury Bills
5.01%, 1/11/07	$ (j)3,925	$3,872
Total Short-Term Investments (Cost $199,614)		199,618
Total Investments (122.5%) (Cost $4,039,427) — Including $157,303 of Securities Loaned		3,892,772
Liabilities in Excess of Other Assets (-22.5%)		(715,732)
Net Assets (100%)		$3,177,040

(c)	All or a portion of security on loan at September 30, 2006.
(d)	Security was valued at fair value — At September 30, 2006, the Portfolio held $114,000 of fair valued securities, representing less than 0.05% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corp., 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2006.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(k)	Security has been deemed illiquid at September 30, 2006.
@	Value/Face Amount is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2006.
IO	Interest Only
PO	Principal Only
PAC	Planned Amortization Class
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
2 yr. Note	229	$46,831	Dec-06	$110

The accompanying notes are an integral part of the financial statements.

12

2006 Annual Report

September 30, 2006

Portfolio of Investments (cont’d)

Advisory Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
U.S. Treasury
10 yr. Note	5,052	$545,932	Dec-06	$6,616
U.S. Treasury
Long Bond	333	37,431	Dec-06	715

Short:
U.S. Treasury
5 yr. Note	1,611	169,986	Dec-06	(1,133)
				$6,308

The accompanying notes are an integral part of the financial statements.

13

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Advisory Foreign Fixed Income Portfolio

The Advisory Foreign Fixed Income Portfolio seeks above average total return over a market cycle of three to five years. The Portfolio invests primarily in fixed income securities of government and corporate issuers in countries other than the U.S., including both investment grade and high yield securities rated B or higher (commonly referred to as “junk bonds”). The Portfolio may invest, to a limited degree, in issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held in the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Portfolio may use futures, forwards, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High yield fixed income securities represent a much greater risk of default and tend to be more volatile than higher rated bonds.

Performance

For the fiscal year ended September 30, 2006, the Portfolio had a total return of 4.93% compared to 3.31% for the Citigroup World Government Bond Index, excluding the United States, hedged to U.S. dollars (the “Index”) and 3.71% for the Citigroup U.S. Broad Investment Grade Bond Index.

Factors Affecting Performance

•          The Portfolio performed strongly owing to its focus on shorter duration securities in an environment of generally rising interest rates.

•          The Portfolio’s Euro-denominated exposure was hedged to U.S. dollars in order to control currency volatility.

•          The Portfolio maintained diversified exposure to local currency emerging markets debt from countries such as Turkey, South Africa, Mexico, and Argentina. This exposure added value.

Management Strategies

•                  During the period, the Portfolio emphasized exposure to non-U.S. fixed income markets, which was intended to add value to separate account U.S. fixed income portfolios allowing below investment grade debt.

•                  As part of this approach, the Portfolio held diversified exposure to local currency emerging markets debt expected to outperform U.S. bonds.

•                  The Portfolio also held short-duration European government bonds, hedged to the U.S. dollar, for diversification purposes.

*                 Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Citigroup World Government Bond Ex-U.S. Hedged Index(1) and the Citigroup U.S. Broad Investment Grade Bond Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)

Portfolio(4)	4.93%	4.56%	6.64%	7.89%
Citigroup World Government Bond Ex-U.S. Hedged Index	3.31	4.53	6.66	7.83
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	6.45	6.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Citigroup World Government Bond Ex-U.S Hedged Index is a market-capitalization weighted benchmark that tracks the performance of the 20 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The index is hedged to the U.S. dollar by using a rolling one-month forward exchange contract as a hedging instrument. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

14

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Advisory Foreign Fixed Income Portfolio

(2)

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted Index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on October 7, 1994.
(5)	For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the Portfolio, not the inception of the Index.

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006
Actual	$1,000.00	$1,037.00	$0.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.27	0.81

*  Expenses are equal to the Portfolio’s annualized net expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by country and/or investment type, as a percentage of total investments.

*                 Countries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

15

2006 Annual Report

September 30, 2006

Portfolio of Investments

Advisory Foreign Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
Fixed Income Securities (39.9%)
Argentina (6.2%)
Government of Argentina
5.83%, 12/31/33	$25,000		$10,175
Austria (1.6%)
Republic of Austria
5.00%, 1/15/08	EUR	2,000	2,580
Belgium (4.0%)
Kingdom of Belgium
5.75%, 3/28/08		5,100	6,661
Denmark (0.1%)
Kingdom of Denmark
3.00%, 11/15/06	DKK	1,425	242
France (1.7%)
Government of France B.T.A.N.
3.00%, 7/12/08	EUR	2,000	2,511
3.75%, 1/12/07		190	241
			2,752
Mexico (11.9%)
Mexican Bonos
10.00%, 12/5/24	MXN	188,575	19,566
Netherlands (4.6%)
Netherlands Government
2.50%, 1/15/08	EUR	6,000	7,504
South Africa (4.9%)
South Africa Government
13.50%, 9/15/15	ZAR	48,280	8,098
Turkey (4.9%)
Citigroup Inc.
Zero Coupon, 7/17/08	$8,250		8,054
Total Fixed Income Securities (Cost $65,435)			65,632
Short-Term Investment (57.2%)
Repurchase Agreement (57.2%)
J.P. Morgan Securities, Inc. 5.25%, dated 9/29/06, due 10/2/06, repurchase price $94,215 (Cost $94,174)	(f)94,174		94,174
Total Investments (97.1%) (Cost $159,609)			159,806
Other Assets in Excess of Liabilities (2.9%)			4,704
Net Assets (100%)			$164,510

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corporation, 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

DKK	Danish Krone
EUR	Euro
MXN	Mexican Peso
ZAR	South African Rand

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
DKK	1,465	$250	10/31/06	USD	250	$250	$ @—
EUR	14,850	18,857	10/27/06	USD	18,966	18,966	109
EUR	1,614	2,049	10/27/06	USD	2,061	2,061	12
		$21,156				$21,277	$121

@	Amount is less than $500.
USD	United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
Euro—Schatz 2 yr. (Germany)	605	$79,793	Dec-06	$79

The accompanying notes are an integral part of the financial statements.

16

2006 Annual Report

September 30, 2006

Investment Overview (unaudited)

Advisory Foreign Fixed Income II Portfolio

The Advisory Foreign Fixed Income II Portfolio seeks above average total return over a market cycle of three to five years. The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held in the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Portfolio may use futures, forwards, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

Performance

For the fiscal year ended September 30, 2006, the Portfolio had a total return of 4.30% compared to 3.31% for the Citigroup World Government Bond Index, excluding the United States, hedged to U.S. dollars, (the “Index”) and 3.71% for the Citigroup U.S. Broad Investment Grade Bond Index.

Factors Affecting Performance

•                  The Portfolio performed strongly owing to its focus on shorter duration securities in an environment of generally rising interest rates.

•                  The Portfolio’s Euro-denominated exposure was hedged to U.S. dollars in order to control currency volatility.

Management Strategies

•                  During the period, the Portfolio emphasized exposure to non-U.S. fixed income markets, which was intended to add value to separate account U.S. fixed income portfolios which do not allow below investment grade debt.

•                  The Portfolio was not used to take an active exposure in these securities during the reporting period.

•                  For diversification purposes, the Portfolio also held short duration European government bonds, hedged to U.S. dollars.

*                 Minimum Investment

**          Commenced operations on June 20, 2000.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Citigroup World Government Bond Ex-U.S. Hedged Index(1) and the Citigroup U.S. Broad Investment Grade Bond Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Since
	Year	Years	Inception(5)

Portfolio(4)	4.30%	4.69%	5.62%
Citigroup World Government Bond Ex-U.S. Hedged Index	3.31	4.53	5.31
Citigroup U.S. Broad Investment Grade Bond Index	3.71	4.85	6.44

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Citigroup World Government Bond Ex-U.S Hedged Index is a market-capitalization weighted benchmark that tracks the performance of the 20 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The index is hedged to the U.S. dollar by using a rolling one-month forward exchange contract as a hedging instrument. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

17

2006 Annual Report

September 30, 2006

Investment Overview (cont’d)

Advisory Foreign Fixed Income II Portfolio

(2)

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted Index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on June 20, 2000.
(5)	For comparative purposes, average annual since inception returns listed for the indexes refer to the inception date or initial offering of the Portfolio, not the inception of the Index.

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2006 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	April 1, 2006 —
	Account Value	September 30,	September 30,
	April 1, 2006	2006	2006

Actual	$1,000.00	$1,025.80	$0.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.27	0.81

*  Expenses are equal to the Portfolio’s annualized net expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by country and/or investment type, as a percentage of total investments.

*                 Countries and/or investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

18

2006 Annual Report

September 30, 2006

Portfolio of Investments

Advisory Foreign Fixed Income II Portfolio

	Face
	Amount		Value
	(000)		(000)
Fixed Income Securities (42.1%)
Austria (4.8%)
Republic of Austria
4.00%, 7/15/09	EUR	40	$51
Belgium (23.2%)
Kingdom of Belgium
5.75%, 3/28/08		190	248
Denmark (5.0%)
Kingdom of Denmark
3.00%, 11/15/06	DKK	320	54
France (4.8%)
Government of France B.T.A.N.
3.75%, 1/12/07	EUR	40	51
Netherlands (4.3%)
Netherlands Government
5.25%, 7/15/08		35	46
Total Fixed Income Securities (Cost $444)			450
Short-Term Investment (51.2%)
Repurchase Agreement (51.2%)
J.P. Morgan Securities, Inc., 5.25%, dated 9/29/06, due 10/2/06, repurchase price $547 (Cost $547)	$	(f)547	547
Total Investments (93.3%) (Cost $991)			997
Other Assets in Excess of Liabilities (6.7%)			71
Net Assets (100%)			$1,068

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,401,259,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 0.00% to 7.43%, due 10/2/06 to 10/23/35; Federal Home Loan Bank, 0.00% to 7.38%, due 10/2/06 to 7/15/36; Federal Home Loan Mortgage Corporation, 0.00% to 6.94%, due 10/10/06 to 9/7/21; Federal National Mortgage Association, 0.00% to 10.35%, due 10/05/06 to 3/11/19; Tennessee Valley Authority, 5.38% to 7.13%, due 11/13/08 to 4/1/36 which had a total value of $1,429,288,878. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

DKK	Danish Krone
EUR	Euro

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
DKK	325	$55	10/31/06	USD	$55	$55	$ @—
EUR	30	38	10/27/06	USD	38	38	@—
EUR	289	367	10/27/06	USD	369	369	2
USD	34	34	10/3/06	EUR	27	34	@—
		$494				$496	$2

@	Amount is less than $500.
USD	United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
Euro—Schatz 2 yr. (Germany)	4	$528	Dec-06	$ @—

The accompanying notes are an integral part of the financial statements.

19

2006 Annual Report

September 30, 2006

Statements of Assets and Liabilities

		Advisory	Advisory
		Foreign	Foreign
	Advisory	Fixed Income	Fixed Income
	Portfolio	Portfolio	II Portfolio
	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$4,039,427	$159,609	$991
Foreign Currency, at Cost:	—	1,301	222
Investments in Securities of Unaffiliated Issuers, at Value:(1)	3,892,772	159,806	997
Cash	4,483	@—	1
Foreign Currency, at Value:	—	1,299	222
Receivable for Investments Sold	5,288	—	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	—	121	2
Unrealized Appreciation on Swap Agreements	14,425	—	—
Interest Receivable	11,879	953	11
Dividends Receivable	551	—	—
Due from Broker	7,592	2,363	97
Foreign Withholding Tax Reclaim Receivable	—	—	1
Due from Adviser	157	1	16
OtherAssets	73	2	@—
Total Assets	3,937,220	164,545	1,347
Liabilities:
Collateral on Securities Loaned, at Value	132,259	—	—
Payable for Delayed Delivery Commitments	550,515	—	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	—	@—
Unrealized Depreciation on Swap Agreements	14,340	—	—
Payable for Investments Purchased	60,635	—	255
Payable for Portfolio Shares Redeemed	1,891	—	—
Payable for Administration Fees	209	8	@—
Payable for Custodian Fees	33	—	1
Payable for Trustees’ Fees and Expenses	152	3	@—
Other Liabilities	146	24	23
Total Liabilities	760,180	35	279
Net Assets	$3,177,040	$164,510	$1,068
Net Assets Consist Of:
Paid-in Capital	$3,649,062	$163,249	$1,067
Undistributed (Distributions in Excess of) Net Investment Income	7,556	899	(8)
Accumulated Net Realized Gain (Loss)	(339,316)	(32)	1
Unrealized Appreciation (Depreciation) on:
Investments	(146,655)	197	6
Foreign Currency Exchange Contracts and Translations	—	118	2
Futures Contracts	6,308	79	@—
Swap Agreements	85	—	—
Net Assets	$3,177,040	$164,510	$1,068
INSTITUTIONAL CLASS:
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000’s)	334,681,090	46,978,644	86,784
Net Asset Value, Offering and Redemption Price Per Share	$9.49	$3.50	$12.30

(1) Including:
Repurchase Agreements, at Value:	$63,487	$94,174	$547
Securities on Loan, at Value:	$157,303	$—	$—

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

20

2006 Annual Report

September 30, 2006

Statements of Operations

For the Year Ended September 30, 2006

		Advisory	Advisory
		Foreign	Foreign
	Advisory	Fixed Income	Fixed Income II
	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)
Investment Income:
Dividends	$2,687	$—	$—
Interest	166,991	1,837	50
Total Investment Income	169,678	1,837	50
Expenses:
Investment Advisory Fees (Note B)	11,967	129	4
Administration Fees (Note C)	2,553	28	1
Custodian Fees (Note E)	239	5	5
Professional Fees	208	23	22
Trustees’ Fees and Expenses	68	1	@—
Transfer Agency Fees (Note F)	7	4	3
Other Expenses	193	28	29
Total Expenses	15,235	218	64
Waiver of Investment Advisory Fees (Note B)	(11,967)	(129)	(4)
Expenses Reimbursed by Adviser (Note B)	(650)	(34)	(58)
Expense Offset (Note E)	(65)	(3)	@—
Net Expenses	2,553	52	2
Net Investment Income	167,125	1,785	48
Realized Gain (Loss):
Investments Sold	58,544	—	@—
Foreign Currency Transactions	—	(154)	(18)
Futures Contracts	(8,927)	(62)	(11)
Swap Agreements	41,142	—	—
Net Realized Gain (Loss)	90,759	(216)	(29)
Change in Unrealized Appreciation (Depreciation):
Investments	(204,689)	285	36
Foreign Currency Exchange Contracts and Translations	—	95	(7)
Futures Contracts	8,020	89	3
Swap Agreements	85,372	—	—
Net Change in Unrealized Appreciation (Depreciation)	(111,297)	469	32
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(20,538)	253	3
Net Increase (Decrease) in Net Assets Resulting from Operations	$146,587	$2,038	$51

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

21

2006 Annual Report

September 30, 2006

Statements of Changes in Net Assets

			Advisory Foreign		Advisory Foreign
	Advisory		Fixed Income		Fixed Income
	Portfolio		Portfolio		II Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September	September
	30, 2006	30, 2005	30, 2006	30, 2005	30, 2006	30, 2005
	(000)	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$167,125	$155,296	$1,785	$1,475	$48	$361
Net Realized Gain (Loss)	90,759	42,234	(216)	3,912	(29)	948
Net Change in Unrealized Appreciation (Depreciation)	(111,297)	(48,191)	469	(3,003)	32	(715)
Net Increase (Decrease) in Net Assets Resulting from Operations	146,587	149,339	2,038	2,384	51	594
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(260,266)	(215,705)	(652)	(2,186)	(21)	(439)
Net Realized Gain	—	—	—	(15)	—	—
Total Distributions	(260,266)	(215,705)	(652)	(2,201)	(21)	(439)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	364,390	274,999	159,280	5,078	—	3,830
Distributions Reinvested	223,721	180,626	574	1,859	19	414
Redeemed	(596,069)	(851,109)	(1,918)	(103,142)	(266)	(28,785)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,958)	(395,484)	157,936	(96,205)	(247)	(24,541)
Total Increase (Decrease) in Net Assets	(121,637)	(461,850)	159,322	(96,022)	(217)	(24,386)
Net Assets:
Beginning of Period	3,298,677	3,760,527	5,188	101,210	1,285	25,671
End of Period	$3,177,040	$3,298,677	$164,510	$5,188	$1,068	$1,285
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$7,556	$6,789	$899	$(18)	$(8)	$(5)

(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	37,939	27,643	45,849	1,498	—	322
Shares Issued on Distributions Reinvested	23,333	18,235	169	562	2	35
Shares Redeemed	(61,822)	(85,479)	(560)	(30,827)	(22)	(2,419)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(550)	(39,601)	45,458	(28,767)	(20)	(2,062)

The accompanying notes are an integral part of the financial statements.

22

2006 Annual Report

September 30, 2006

Statement of Cash Flows

For the Year Ended September 30, 2006

Advisory
Portfolio
(000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$4,697,744
Purchases of Investments	(4,386,809)
Proceeds from Sales of Forward Commitments	4,329,424
Purchases of Forward Commitments	(4,525,717)
Net (Increase) Decrease in Short-Term Investments	26,413
Net Realized Gain (Loss) on Futures Contracts	(8,927)
Net Realized Gain (Loss) on Swap Agreements	41,142
Net Investment Income	167,125
Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(2,358)
Net Increase (Decrease) in Payables Related to Operations	(105,609)
Accretion/Amortization of Discounts and Premiums	3,107
Net Cash Provided by Operating Activities	235,535
Cash Flows from Financing Activities:
Proceeds from Portfolio Shares Sold	366,631
Payment on Portfolio Shares Redeemed	(594,178)
Cash Dividends and Distributions Paid	(36,545)
Net Cash Used in Financing Activities	(264,092)
Net Increase (Decrease) in Cash	(28,557)
Cash at Beginning of Period	33,040
Cash at End of Period	$4,483

The accompanying notes are an integral part of the financial statements.

23

2006 Annual Report

September 30, 2006

Financial Highlights

Advisory Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.84	$10.03	$10.11	$10.74	$10.63
Income from Investment Operations:
Net Investment Income	0.50 †	0.44 †	0.25 †	0.25 †	0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	(0.01)	0.17	0.20	0.41
Total from Investment Operations	0.44	0.43	0.42	0.45	0.87
Distributions from and/or in Excess of:
Net Investment Income	(0.79)	(0.62)	(0.50)	(0.51)	(0.76)
Net Realized Gain	—	—	—	(0.57)	—
Total Distributions	(0.79)	(0.62)	(0.50)	(1.08)	(0.76)
Net Asset Value, End of Period	$9.49	$9.84	$10.03	$10.11	$10.74
Total Return	4.76%	4.44%	4.30%	4.42%	8.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,177,040	$3,298,677	$3,760,527	$5,716,522	$7,034,400
Ratio of Expenses to Average Net Assets (1)	0.08%	0.08%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to Average Net Assets (1)	5.24%	4.48%	2.51%	2.43%	4.24%
Portfolio Turnover Rate^	230%	240%	512%	120%	112%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	0.48%	0.47%	0.49%	0.49%	0.48%
Net Investment Income to Average Net Assets	4.84%	4.09%	2.10%	2.02%	3.84%

†                  Per share amount is based on average shares outstanding.

^                  The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio’s turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended September 30, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

The accompanying notes are an integral part of the financial statements

24

2006 Annual Report

September 30, 2006

Financial Highlights

Advisory Foreign Fixed Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$3.41	$3.34	$3.29	$4.17	$3.97
Income (Loss) from Investment Operations:
Net Investment Income†	0.18	0.08	0.06	0.06	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)††	0.06	0.01	0.01	0.19
Total from Investment Operations	0.17	0.14	0.07	0.07	0.37
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.07)	(0.02)	(0.34)	(0.17)
Net Realized Gain	—	(0.00)#	(0.00)#	(0.61)	—
Total Distributions	(0.08)	(0.07)	(0.02)	(0.95)	(0.17)
Net Asset Value, End of Period	$3.50	$3.41	$3.34	$3.29	$4.17
Total Return	4.93%	4.30%	2.15%	1.88%	9.73%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$164,510	$5,188	$101,210	$157,665	$8,713
Ratio of Expenses to Average Net Assets (1)	0.15%	0.15%	0.15%	0.22%	0.15%
Ratio of Net Investment Income to Average Net Assets (1)	5.18%	2.45%	1.91%	1.86%	4.51%
Portfolio Turnover Rate	11%	7%	10%	13%	54%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	0.63%	0.57%	0.53%	0.54%	0.49%
Net Investment Income to Average Net Assets	4.70%	2.03%	1.53%	1.47%	4.14%

†                  Per share amount is based on average shares outstanding.

††            The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.

#                 Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

25

2006 Annual Report

September 30, 2006

Financial Highlights

Advisory Foreign Fixed Income II Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.00	$11.84	$11.63	$11.60	$10.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.49	0.29	0.22	0.24	0.48
Net Realized and Unrealized Gain (Loss) on Investments	0.02	0.07	0.05	(0.01)	0.79
Total from Investment Operations	0.51	0.36	0.27	0.23	1.27
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.20)	(0.06)	(0.20)	(0.59)
Net Realized Gain	—	—	(0.00)#	—	—
Total Distributions	(0.21)	(0.20)	(0.06)	(0.20)	(0.59)
Net Asset Value, End of Period	$12.30	$12.00	$11.84	$11.63	$11.60
Total Return	4.30%	3.11%	2.35%	1.96%	12.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,068	$1,285	$25,671	$26,874	$2,181
Ratio of Expenses to Average Net Assets (1)	0.15%	0.15%	0.15%	0.22%	0.16%
Ratio of Net Investment Income to Average Net Assets (1)	4.04%	2.41%	1.92%	2.08%	4.51%
Portfolio Turnover Rate	91%	15%	11%	50%	59%

(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived/Reimbursed by Adviser:
Expenses to Average Net Assets	5.36%	0.81%	0.62%	1.23%	0.57%
Net Investment Income (Loss) to Average Net Assets	(1.17)%	1.75%	1.45%	1.00%	4.09%

†                  Per share amount is based on average shares outstanding.

#                 Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

26

2006 Annual Report

September 30, 2006

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment company. The Fund is comprised of eighteen active portfolios. The accompanying financial statements and financial highlights are those of the Advisory (formerly, Advisory Mortgage), Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios) (each referred to as a “Portfolio”) only. For the purposes of the 1940 Act, the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are considered non-diversified funds; the Advisory Portfolio is considered a diversified fund. Effective April 17, 2006, the Advisory Mortgage Portfolio changed its name to the Advisory Portfolio. The financial statements of the remaining portfolios are presented separately.

A. Significant Accounting Policies. The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.               Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific security. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees (the “Trustees”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.               Repurchase Agreements: Each Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements discussed above.

3.               Futures: Financial futures contracts (secured by cash and securities deposited with brokers as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted

27

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations. “Due from (to) Broker” includes initial margin and variation margin, as stated in the Statements of Assets & Liabilities.

Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities.

Futures contracts involve market risk that may exceed the amounts recognized in the Statements of Assets & Liabilities. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

4.               Securities Sold Short: Each Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5.               Swap Agreements: Each Portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statements of Assets & Liabilities. The following summarizes swaps entered into by the Portfolios:

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statements of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statements of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded in the Statements of Operations as an adjustment to interest income. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statements of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or

28

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statements of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statements of Operations. Because there is no organized market for these swap agreements, the unrealized gain/loss reported in the Statements of Assets & Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown in the Statements of Assets & Liabilities.

6.               Structured Investments: Each Portfolio may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

7.               Delayed Delivery Commitments: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause a Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities.

8.               Foreign Currency Translation and Foreign Currency Exchange Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates and, in certain situations, to gain exposure to foreign currencies. Certain Portfolios may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statements of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios’ net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the component of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

29

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation and regulation of foreign securities markets and the possibility of political or economic instability.

9.               Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

10.         New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolios, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolios’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolios’ financial statement disclosures.

11.         Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

Discounts and premiums on securities purchased are accreted/amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets.

B. Investment Advisory Fees. Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on an annual percentage rate of 0.375% of each Portfolio’s average daily net assets for the quarter.

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if annual operating expenses exceed 0.08%, 0.15% and 0.15% of average daily net assets of the Advisory Portfolio, Advisory Foreign Fixed Income Portfolio, and Advisory Foreign Fixed Income II Portfolio, respectively.

Morgan Stanley Investment Management Limited (“MSIM Limited”) serves as Sub-Adviser to the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of these Portfolios, makes certain day-to-day investment decisions for these Portfolios and places certain of the Portfolios’ purchase and sales orders. The Adviser

30

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from these Portfolios.

C. Administration Fees. MS Investment Management (the “Administrator”) also provides the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio’s average daily net assets.

Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Distributor. Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares.

E. Custodian Fees. JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

F. Transfer Agency Fees. JPMIS serves as transfer agent to the Fund pursuant to a transfer agency agreement.

G. Portfolio Investment Activity.

1.               Purchases and Sales of Securities:  For the year ended September 30, 2006, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

	Purchases	Sales
Portfolio	(000)	(000)

Advisory	$6,703,924	$6,139,630
Advisory Foreign Fixed Income	65,163	1,795
Advisory Foreign Fixed Income II	450	461

For the year ended September 30, 2006, purchases and sales of long-term U.S. government securities were:

	Purchases	Sales
Portfolio	(000)	(000)

Advisory	$1,670,975	$2,291,329

2. Swap Agreements:  At September 30, 2006, the Advisory Portfolio had the following open Swap Agreements:

						Net Unrealized
		Notional				Appreciation
	Termination	Amount				(Depreciation)
Counterparty	Date	(000)	Type	Pay	Receive	(000)

Citigroup	5/15/19	$73,000	ZCS	at maturity	compounded 3 month LIBOR less 7.125 bps	$(263)
	5/15/19	30,000	ZCS	at maturity	compounded 3 month LIBOR less 4.20 bps	(14)
	11/15/19	39,150	ZCS	at maturity	compounded 3 month LIBOR less 7.90 bps	(443)
	2/15/20	142,850	ZCS	at maturity	compounded 3 month LIBOR less 4.882 bps	1,427
	2/15/20	92,000	ZCS	at maturity	compounded 3 month LIBOR less 4.14 bps	1,108
	2/15/20	25,875	ZCS	at maturity	compounded 3 month LIBOR less 3.10 bps	482
	2/15/20	25,875	ZCS	at maturity	compounded 3 month LIBOR less 2.75 bps	469
	5/15/20	74,550	ZCS	at maturity	compounded 3 month LIBOR less 6.00 bps	180
	5/15/20	73,725	ZCS	at maturity	compounded 3 month LIBOR less 3.10 bps	198
	5/15/20	65,750	ZCS	at maturity	compounded 3 month LIBOR less 9.75 bps	1,393
	8/15/20	50,000	ZCS	at maturity	compounded 3 month LIBOR less 6.25 bps	(97)
	8/15/20	18,300	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(123)
	5/15/21	119,875	ZCS	at maturity	compounded 3 month LIBOR less 3.75 bps	(326)
	5/15/21	63,900	ZCS	at maturity	compounded 3 month LIBOR less 3.00 bps	2,076
	5/15/21	63,800	ZCS	at maturity	compounded 3 month LIBOR less 4.50 bps	126
	5/15/21	47,200	ZCS	at maturity	compounded 3 month LIBOR less 7.75 bps	(1,125)
	5/15/21	39,800	ZCS	at maturity	compounded 3 month LIBOR less 7.50 bps	(846)
	5/15/21	39,800	ZCS	at maturity	compounded 3 month LIBOR less 7.50 bps	(796)
	5/15/21	36,300	ZCS	at maturity	compounded 3 month LIBOR less 7.25 bps	(923)
	5/15/21	33,000	ZCS	at maturity	compounded 3 month LIBOR less 7.50 bps	(816)
	5/15/21	30,410	ZCS	at maturity	compounded 3 month LIBOR less 7.75 bps	(672)
	5/15/21	27,250	ZCS	at maturity	compounded 3 month LIBOR less 4.50 bps	1,147
	5/15/21	15,500	ZCS	at maturity	compounded 3 month LIBOR less 7.50 bps	(370)
Credit Suisse First Boston	5/15/16	10,000	ZCS	at maturity	compounded 3 month LIBOR	186

31

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

						Net Unrealized
		Notional				Appreciation
	Termination	Amount				(Depreciation)
Counterparty	Date	(000)	Type	Pay	Receive	(000)

	2/15/17	$65,000	ZCS	at maturity	compounded 3 month LIBOR	$2,273
	8/15/18	49,250	ZCS	at maturity	compounded 3 month LIBOR	(798)
	2/15/19	75,000	ZCS	at maturity	compounded 3 month LIBOR	1,177
	5/15/19	45,300	ZCS	at maturity	compounded 3 month LIBOR	567
	8/15/19	63,000	ZCS	at maturity	compounded 3 month LIBOR	(1,113)
	8/15/19	62,000	ZCS	at maturity	compounded 3 month LIBOR	(1,425)
	11/15/19	49,250	ZCS	at maturity	compounded 3 month LIBOR	(1,095)
	5/15/21	289,000	ZCS	at maturity	compounded 3 month LIBOR	(2,527)
Goldman Sachs	2/15/20	66,500	ZCS	at maturity	compounded 3 month LIBOR	729
	2/15/20	30,410	ZCS	at maturity	compounded 3 month LIBOR	(568)
	2/15/20	29,500	ZCS	at maturity	compounded 3 month LIBOR	322
	5/15/20	32,975	ZCS	at maturity	compounded 3 month LIBOR	565
						$85

bps	— basis points
LIBOR	— London Inter Bank Offer Rate
ZCS	— Zero Coupon Interest Rate Swap

H. Securities Lending. Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The value of loaned securities and related collateral outstanding at September 30, 2006 are as follows:

	Value of
	Loaned	Value of
	Securities	Collateral
Portfolio	(000)	(000)

Advisory	$157,303	$160,779

The following Portfolios had income from securities lending (after rebates to borrowers and allocation to the securities lending agent):

Net Interest
Earned by
Portfolio
Portfolio	(000)

Advisory	$48

I. Federal Income Taxes. It is each Portfolio’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly for the Advisory Foreign Fixed Income Portfolio and Advisory Foreign Fixed Income II Portfolio and monthly for the Advisory Portfolio. Net realized capital gains, if any, are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2006 and 2005 were as follows:

	2006 Distributions		2005 Distributions
	Paid From:		Paid From:
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
Portfolio	(000)	(000)	(000)	(000)

Advisory	$260,266	$—	$215,705	$—
Advisory Foreign Fixed Income	652	—	4,713	—
Advisory Foreign Fixed Income II	21	—	1,111	—

32

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post-October Losses.

Permanent differences are generally due to swap transactions, paydown adjustments, foreign futures transactions and foreign currency transactions. These resulted in the following reclassifications among the Portfolios’ components of net assets at September 30, 2006:

	Accumulated
	Undistributed
	(Distributions in
	Excess of) Net	Accumulated Net
	Investment	Realized Gain	Paid-in
	Income (Loss)	(Loss)	Capital
Portfolio	(000)	(000)	(000)
Advisory	$93,908	$(87,216)	$(6,692)
Advisory Foreign Fixed Income	(216)	216	—
Advisory Foreign Fixed Income II	(30)	30	—

At September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary Income
Portfolio	(000)
Advisory	$32,077
Advisory Foreign Fixed Income	1,282
Advisory Foreign Fixed Income II	29

At September 30, 2006, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)

Advisory	$4,094,576	$25,898	$(227,702)	$(201,804)
Advisory Foreign Fixed Income	159,609	829	(632)	197
Advisory Foreign Fixed Income II	991	7	(1)	6

At September 30, 2006, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date September 30,
	(000)
Portfolio	2011	2012	2013	2014	Total
Advisory	$18,149	$104,611	$62,736	$19,857	$205,353
Advisory Foreign Fixed Income	—	—	—	32	32

To the extent that a capital loss carryover is used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2006, the Advisory  Portfolio and Advisory Foreign Fixed Income II Portfolio elected to defer capital and currency losses occurring between November 1, 2005 and September 30, 2006 up to approximately $65,443,000 and $29,000, respectively.

J. Contractual Obligations. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Other. At September 30, 2006, the Advisory, Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios each had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolios. The aggregate percentage of such owners was 12.7%, 29.9% and 88.7%, respectively.

L. Supplemental Proxy Information (unaudited). On August 1, 2006, a Special Meeting of Shareholders of the Fund was scheduled in order to vote on the proposals set forth below. In the case of certain proposals listed below the quorum necessary in order to hold the meeting was not obtained, and, therefore, the meeting was adjourned several times, most recently until November 30, 2006, to permit further solicitation of proxies.

33

2006 Annual Report

September 30, 2006

Notes to Financial Statements (cont’d)

(1) Election of Trustees:

	For	Withhold	Abstain	BNV**

Frank L. Bowman	671,733,408	3,030,768	0	0
Kathleen A. Dennis	671,742,645	3,021,531	0	0
Michael F. Klein	671,735,323	3,028,853	0	0
W. Allen Reed	671,735,527	3,028,649	0	0

(2) Modify fundamental policy regarding diversification:

Portfolio	For	Withhold	Abstain	BNV**

Advisory*	200,052,474	0	0	0

(3) Modify fundamental policy regarding borrowing money:

Portfolio	For	Withhold	Abstain	BNV**

Advisory*	200,052,474	0	0	0
Advisory Foreign Fixed Income*	11,958,039	0	0	0
Advisory Foreign Fixed Income II*	73,179	0	0	0

(4) Modify fundamental policy regarding loans:

Portfolio	For	Withhold	Abstain	BNV**

Advisory*	200,052,474	0	0	0
Advisory Foreign Fixed Income*	11,958,039	0	0	0
Advisory Foreign Fixed Income II*	73,179	0	0	0

(5) Modify fundamental policy regarding investment in commodities, commodity contracts and futures contracts:

Portfolio	For	Withhold	Abstain	BNV**

Advisory*	200,052,474	0	0	0
Advisory Foreign Fixed Income*	11,958,039	0	0	0
Advisory Foreign Fixed Income II*	73,179	0	0	0

(6) Modify fundamental policy regarding issuance of senior securities:

Portfolio	For	Withhold	Abstain	BNV**

Advisory*	200,052,474	0	0	0
Advisory Foreign Fixed Income*	11,958,039	0	0	0
Advisory Foreign Fixed Income II*	73,179	0	0	0

*                 Meeting was held on August 23, 2006.

**          Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

L. Subsequent Event. The Trustees of the Fund have approved changing the names of the Advisory Foreign Fixed Income Portfolio and Advisory Foreign Fixed Income II Portfolio to the Advisory Global Fixed Income Portfolio and the Advisory Global Fixed Income Portfolio II, respectively, effective on December 8, 2006.

34

2006 Annual Report

September 30, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Advisory Portfolio (formerly, Advisory Mortgage Portfolio), Advisory Foreign Fixed Income Portfolio and Advisory Foreign Fixed Income II Portfolio (the “Funds”) (three of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2006, and the related statements of operations for the year then ended, the statement of cash flows for Advisory Portfolio for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned three Funds of Morgan Stanley Institutional Fund Trust at September 30, 2006, the results of their operations for the year then ended, the cash flows for Advisory Portfolio for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 10, 2006

35

2006 Annual Report

September 30, 2006

Federal Income Tax Information: (unaudited)

For the year ended September 30, 2006, the Advisory Portfolio earned 35.7% of income from direct U.S. Treasury Obligations.

*The information reported in this notice may differ from the information shareholders receive for the calender year ending December 31, 2006. Amounts for the calender year ending December 31, 2006 will be provided with Form 1099-DIV to be mailed on or before January 31, 2007.

36

2006 Annual Report

September 30, 2006

Trustee and Officer Information (unaudited)

Independent Trustees:

				Numberof
				Portfolios in
				Fund Complex
Name, Age and Address of	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Trustee	with Registrant	Time Served*	During Past 5 Years	Trustee**	Held by Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	161	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private Investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				175	Director of various business organizations.

Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Closed-End, Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	None.

Edwin J. Garn (74) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility Company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	175

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multi-level marketing); member of the boards of various civic and charitable organizations.

Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	175	Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; director of various other business and charitable organizations.

37

2006 Annual Report

September 30, 2006

Trustee and Officer Information (cont’d)

Independent Trustees:

				Numberof
				Portfolios in
				Fund Complex
Name, Age and Address of	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Trustee	with Registrant	Time Served*	During Past 5 Years	Trustee**	Held by Trustee
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	175	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairman of the Audit Committee (July 2003-September 2006) and Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	176	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	161	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Trustee	Chairman of the Board since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006) and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	175	None.

W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161

Director of GMAC (financial services), GMAC Insurance and Temple-Inland Industries (packaging, banking and forest products); member of the Board of Morgan Stanley Capital International Editorial Board; Director of Legg Mason and various investment fund advisory boards.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	176	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

38

2006 Annual Report

September 30, 2006

Trustee and Officer Information (cont’d)

Interested Trustees:

Number of
Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s)	Overseen by	Other Directorships
Name, Age and Address of Trustee	Registrant	Time Served*	During Past 5 Years	Trustee**	Held by Trustee
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	175	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investments LP (“MSI”) that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”. To aid you in obtaining this information on-line, the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

39

2006 Annual Report

September 30, 2006

Trustee and Officer Information (cont’d)

Executive Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (67) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J.David Germany (52) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail and Institutional Funds (since February 2006).

Dennis F. Shea (53) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (51) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997

Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Adviser and various entities affiliated with the Adviser; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (42) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004

Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Since December 1997

Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James Garrett (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration; Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (40) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Since March 2003	Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

40

2006 Annual Report

September 30, 2006

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10166

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http:/www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll-free 1(800) 354-8185 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at http://www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

41

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020

Investment Adviser: (610) 940-5000 • MSIF Trust (800) 354-8185

© 2006 Morgan Stanley

IFTAPAR 9/06
IS06-00953P-Y09/06

Item 2. Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

1

2006

	Registrant		Covered Entities(1)
Audit Fees	$539,000		N/A

Non-Audit Fees
Audit-Related Fees	$		$706,000	(2)
Tax Fees	$60,500	(3)	$79,422	(4)
All Other Fees	$		$749,041	(5)
Total Non-Audit Fees	$60,500		$1,534,463

Total	$599,500		$1,534,463

2005

	Registrant		Covered Entities(1)
Audit Fees	$478,191		N/A

Non-Audit Fees
Audit-Related Fees	$		$280,000	(2)
Tax Fees.	$49,802	(3)	$111,487	(6)
All Other Fees	$		$655,125	(5)
Total Non-Audit Fees.	$49,802		$1,046,612

Total	$527,993		$1,046,612

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

2

(6) Tax Fees represent tax advice services provided to Covered Entities, including assistance in obtaining a private letter ruling and the research and identification of PFIC entities.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

3

general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent

4

they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by

5

the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

6

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Bowman, Wayne Hedien, Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

7

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment company Act of 1940, the registrants has duly caused this report to be signed on its behalf by the undersigned, thereunto duly autorized.

(Registrant) morgan Stanley Institutional Fund Trust

By:	/s/ Ronald E. Robinson
Name:	Ronald E. Robinson
Title:	Principal Executive Officer
Date:	November 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robinson
Name:	Ronald E. Robinson
Title:	Principal Executive Officer
Date:	November 21, 2006

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	November 21, 2006